Exhibit 10.1

CONTRIBUTION AGREEMENT

by and among

SUNOCO, INC. (R&M)

SUNOCO PARTNERS LLC

SUNOCO LOGISTICS PARTNERS L.P.

SUNOCO LOGISTICS PARTNERS GP LLC

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

SUNOCO LOGISTICS PARTNERS OPERATIONS GP LLC

AND

SUNOCO PARTNERS MARKETING & TERMINALS L.P.

Effective as of July 1, 2011

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SCHEDULES

Schedule 1.1	Definitions and Interpretations
Schedule 2.2.1	Contributed Assets – Tangible Assets
Schedule 2.2.7	Contributed Assets – Miscellaneous Assets
Schedule 2.3.2	Excluded Assets – Tangible Assets
Schedule 2.3.3	Excluded Assets – Claims
Schedule 2.4.1	Assumed Liabilities – Guarantees
Schedule 3.1.2	Authorization of Transaction – Contributor
Schedule 3.2.2	Authorization of Transaction – Acquirer
Schedule 4.1.2	Licenses
Schedule 4.1.4	Environmental Matters
Schedule 4.1.5	Litigation
Schedule 4.1.6(A), (B) and (C)	Employee Matters
Schedule 5.4.1	Current Employees
Schedule 5.4.5	Contributor Benefit Plans
Schedule 5.5	Refinery Site-Wide Licenses

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CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (the “Agreement”) is made and entered into as of this 29th day of June, 2011 to be effective as of July 1, 2011 (the “Effective Date”) by and between

•	Sunoco, Inc. (R&M), a corporation organized and existing under the laws of Pennsylvania (the “Contributor”);

•	Sunoco Partners LLC, a Pennsylvania limited liability company (“SPLLC”);

•	Sunoco Logistics Partners L.P., a limited partnership organized and existing under the laws of Delaware (“Sunoco Logistics”);

•	Sunoco Logistics Partners GP LLC, a limited liability company organized and existing under the laws of Delaware (“SLPGPLLC”);

•	Sunoco Logistics Partners Operations L.P., a limited partnership organized and existing under the laws of Delaware (“SLPOLP”);

•	Sunoco Logistics Partners Operations GP LLC, a limited liability company organized and existing under the laws of Delaware (“SLPOGP”);

•

Sunoco Partners Marketing & Terminals L.P., a limited partnership organized and existing under the laws of Texas (“SPMT” and together with SPLLC Sunoco Logistics, SLPGPLLC, SLPOLP and SLPOGP, the “Acquirer”).

RECITALS

1. The Contributor is the owner of the Eagle Point refinery and certain tanks, terminal and logistics and other related assets located near Westville, New Jersey (the “Refinery Complex”).

2. The Contributor wishes to contribute and SPMT wishes to receive, as a result of a series of related inter-company contributions more fully described herein, certain tanks, terminal and logistics assets and other related assets located at the Refinery Complex, all as more particularly described in Section 2.2, on the terms and conditions set forth in this Agreement.

3. In connection with the contribution of the Contributed Assets, SPMT and the Contributor (or its Affiliates) will enter into (i) a terminaling and storage agreement (the “Tank Farm Agreement”) setting forth the rights and obligations of the parties thereto with respect to the receipt, storage, measurement and delivery of refined products and VGO at the Tank Farm and over the Docks; (ii) an amended and restated lease agreement (the “Ground Lease”) amending and restating the 2004 Lease and Access Agreement, which provides for the lease of the Premises by SPMT from the Contributor, to include the additional lease by SPMT from the Contributor of the Leased Real Property and provide SPMT with a right to purchase the Premises and the Leased Real Property; (iii) access agreements (the “Access Agreements”) setting forth the relative rights of the parties thereto with respect to access by such parties to certain assets owned or leased by the other party at the Refinery Complex; (iv) an agreement setting forth the rights and obligations of the parties thereto with respect to certain services to be performed in connection with a portion of the Contributed Assets and the Cogeneration Plant (the “Utility Services Agreement”); (v) an agreement setting forth the terms and conditions pursuant to which the Contributor agrees to perform certain services for SPMT to facilitate the transfer and contribution of the Contributed Assets to SPMT and SPMT agrees to perform certain services for the Contributor at or related to the Refinery Complex (excluding the Cogeneration Plant) (the “Site Services Agreement”); (vi) a temporary support agreement (the “Temporary Support Agreement”) setting forth the terms and conditions pursuant to which SPMT agrees to perform, on a temporary basis, certain services for the Cogeneration Plant; and (vii) an agreement setting forth the relative rights of the parties thereto with respect to certain electrical interconnection equipment at the Refinery Complex (the “Tenant-in-Common Agreement”).

NOW, THEREFORE, in consideration of the foregoing recitals and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATIONS

Section 1.1 Definitions. Unless the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings set forth in Section 1.1 of Schedule 1.1.

Section 1.2 Interpretations. Unless expressly provided to the contrary in this Agreement, this Agreement shall be interpreted in accordance with the provisions set forth in Section 1.2 of Schedule 1.1.

ARTICLE 2

BASIC TRANSACTIONS

Section 2.1 Series of Capital Contributions. Subject to the terms and conditions contained in this Agreement, at the Closing, the contributions described in this Section 2.1 shall be consummated and effected in the order and manner described herein.

2.1.1 Contributor Contribution. The Contributor shall grant, contribute, convey, assign, transfer and deliver all of its right, title and interest in and to the Contributed Assets (collectively, “Contribute”) to SPLLC, and SPLLC shall accept the Contributed Assets as a contribution to its capital and shall assume and become liable for the Assumed Liabilities and in exchange for which SPLLC shall issue to the Contributor additional membership interests in SPLLC with a fair market value on the date of Closing equal to One Hundred Million Dollars ($100,000,000.00) (the “SPLLC Membership Interests”).

2.1.2 SPLLC Contribution. SPLLC shall Contribute the Contributed Assets and the Assumed Liabilities to Sunoco Logistics and Sunoco Logistics shall accept the Contributed Assets as a contribution to its capital and shall assume and become liable for the Assumed Liabilities and in exchange for which Sunoco Logistics shall issue and deliver to SPLLC Deferred Distribution Units with a fair market value on the date of Closing equal to

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Ninety-Eight Million Dollars ($98,000,000.00) and an additional general partner interest with a fair market value on the date of Closing equal to Two Million Dollars ($2,000,000.00). It is acknowledged and agreed to that 2% of the this contribution by SPLLC is in satisfaction of its obligations under Section 5.2(b) of the Third Amended and Restated Agreement of Limited Partnership for Sunoco Logistics, as amended, and results in a continuation of SPLLC’s 2% general partner interest in Sunoco Logistics.

2.1.3 Sunoco Logistics Contribution. Sunoco Logistics shall Contribute the Contributed Assets and the Assumed Liabilities to SLPOLP (an undivided 0.01% interest of which shall be contributed on behalf of SLPGPLLC), and SLPOLP shall accept the Contributed Assets as a contribution to its capital and shall assume and become liable for the Assumed Liabilities in exchange for a continuation of the respective interests in SLPOLP held by Sunoco Logistics and SLPGPLLC (the “SLPOLP Partnership Interests”).

2.1.4 SLPOLP Contribution. SLPOLP shall Contribute the Contributed Assets and the Assumed Liabilities to SPMT (an undivided 0.01% interest of which shall be contributed on behalf of SLPOGP), and SPMT shall accept the Contributed Assets as a contribution to its capital and shall assume and become liable for the Assumed Liabilities in exchange for a continuation of the respective interests in SPMT held by SLPOLP and SLPOGP (the “SPMT Partnership Interests”).

Section 2.2 Contributed Assets. With respect to each Contribution described in Section 2.1, the following described properties and assets, except to the extent that such properties and assets are Excluded Assets shall be contributed, transferred, assigned and delivered as part of the Contribution (such assets collectively, the “Contributed Assets”):

2.2.1 Tangible Assets. The equipment, tanks, spheres, bullets, pumps, pipelines (including river water intake structures, the 16 inch EPRF-Wood Pipeline and the 8 inch natural gas pipeline that runs from Woodbury terminal to the Refinery Complex (the “Natural Gas Line”)), and fixtures, Related to the Tank Farm, the Wastewater Treatment Plant, and the Power & Boiler Houses, including those items identified in Schedule 2.2.1, and the buildings (including the main office/administrative building, firehouse and river water pump house), rail lines and rail system located on the Leased Real Property (the “Equipment & Facilities”), but excluding (i) power lines, pipelines, telephone lines and other improvements and fixtures owned by public utilities furnishing utilities to the Leased Real Property and the Refinery Complex and (ii) rail lines, pipelines and other improvements and fixtures owned by Third Parties and located on existing easements for such purpose which encumber the Leased Real Property and the Refinery Complex, including any such improvements and fixtures owned by PSE&G and Sunoco Power Generation, LLC.

2.2.2 Licenses. To the extent transferable or assignable, all of the licenses, permits (including Environmental Permits) and consents in favor of the Contributor from any Governmental Authority to the extent applicable to the Contributed Assets and which are necessary to and used in connection with the ownership of the Contributed Assets, including those identified on Schedule 4.1.2 (collectively, the “Licenses”).

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2.2.3 Books & Records. All of the records and files Related to the operation of the Contributed Assets, including, plans, drawings, instruction manuals, employment records Related to Continuing Employees and similar items, including all personnel files and, with the consent and release of the affected employees (to the extent legally required), employment related medical records Related to the Continuing Employees, except to the extent prohibited by applicable Law (provided that copies, but not originals, of said personnel files and employment related medical records shall be included in the Books and Records), operating and technical data and records, whether computerized or hard copy, Tax files, books, records, Tax returns and Tax work papers, supplier lists, reference catalogs, surveys, engineering statements, maintenance records and studies, environmental records, environmental reporting information, emission data, testing and sampling data and procedures, data related to the pipelines and tanks associated with construction, inspection and operating records, any and all information necessary to meet compliance obligations with respect to Environmental Laws and any other applicable Laws, in each case Related to the Contributed Assets and existing as of the Effective Date (the “Books and Records”).

2.2.4 Warranties. All of the Contributor’s right, title and interest, if any, in and to unexpired warranties and guarantees from Third Parties to the extent Related to the Contributed Assets and to the extent such warranties or guarantees are transferable to the Acquirer, including warranties set forth in any equipment purchase agreement, construction agreement, lease agreement, consulting agreement or agreement for architectural or engineering services, it being understood that nothing in this paragraph shall be construed as a representation by the Contributor that any such warranty remains in effect or is enforceable.

2.2.5 Trade Name. A royalty-free, non-exclusive license to use the name “Eagle Point” in connection with the Contributed Assets.

2.2.6 Third Party Claims. All claims, demands, causes of action, choses in action, rights of recovery, rights of set-off, rights to refunds and similar rights against Third Parties (including indemnification and contribution) to the extent Related to (i) the ownership or operation of the Contributed Assets after the Effective Date, (ii) any damage to the Contributed Assets not repaired prior to the Effective Date, or (iii) the Assumed Liabilities, or any portion thereof, if any, including any claims for refunds, prepayments, offsets, recoupment, condemnation awards, judgments and the like, whether received as payment or credit against future Liabilities, in each case to the extent Related to the matters covered by clauses (i), (ii) or (iii) above.

2.2.7 Miscellaneous Assets. All those miscellaneous assets, including any Contracts that are assignable or transferable, identified by category on Schedule 2.2.7, and any assets necessary in order for SPMT to provide services under the Utility Services Agreement and the Site Services Agreement, and all of Contributor’s right, title and interest as a tenant-in-common with respect to certain electrical interconnection equipment at the Refinery Complex as more particularly described in the Tenant-in-Common Agreement. For purposes of this Agreement, any Contracts identified on Schedule 2.2.7 are referred to herein as the “Assigned Contracts”.

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Section 2.3 Excluded Assets. The assets to be contributed by the Contributor shall include only the Contributed Assets. For the sake of clarity, the Contributor and the Acquirer agree that the Contributed Assets shall not include any of the following specifically enumerated assets, rights and interests (collectively, the “Excluded Assets”):

2.3.1 All of the equipment, pumps, tanks, towers, transformers, and switch gear Related to the Cogeneration Plant that are owned by Sunoco Power Generation, LLC or PSE&G, including the high voltage lines, breakers, relaying and metering equipment located at the area commonly referred to as the “substation,” “breaker station,” or “switchyard,” and the two pumps located at the river water pump house (which pump house is a Contributed Asset).

2.3.2 All of the processing units, all process unit piping and equipment, all raw materials, intermediates, products, byproducts and wastes contained in the process units and process unit piping and equipment, and all wastes generated from the Contributed Assets or Excluded Assets that is stored in containers at or prior to the Closing, located at the Refinery Complex, and any other assets and properties of the Contributor that are located on the Leased Real Property and described on Schedule 2.3.2.

2.3.3 Claims, demands, causes of action, choses in action, rights of recovery, rights of set-off, rights to refunds, Creditable Emission Reductions and similar rights in favor of the Contributor or any of their Affiliates of any kind to the extent Relating to (i) the Excluded Assets or the Excluded Liabilities or identified on Schedule 2.3.3 or (ii) the ownership of the Contributed Assets prior to the Effective Date (other than any damage to the Contributed Assets not repaired prior to the Effective Date).

2.3.4 Subject to the license referred to in Section 2.2.5, the rights of the Contributor to the name “Eagle Point Refinery” or any related or similar trade names, trademarks, service marks, corporate names or logos, or any part, derivative or combination thereof.

2.3.5 All cash on hand and cash equivalents, including bank accounts, money market funds and temporary cash investments.

2.3.6 All of the Contributor’s and any of its Affiliates’ right, title and interest in and to all accounts receivable and all notes, bonds, and other evidences of indebtedness of and rights to receive payments arising out of sales, services, rentals and other activities occurring in connection with and attributable to the ownership or operation of the Contributed Assets prior to the Closing and the security arrangements, if any, Related thereto, including any rights with respect to any Third Party collection procedures or any other actions or proceedings in connection therewith.

2.3.7 Any and all of the Contributor’s and its Affiliates’ rights arising under any outstanding receivable or payable between the Contributor, on the one hand, and any of its Affiliates, on the other hand.

2.3.8 Any and all accounting and Tax files, books, records, Tax returns and Tax work papers not Related to the Contributed Assets.

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2.3.9 All assets Related to any pension, profit sharing, stock bonus, stock option, thrift or other retirement plan, medical, hospitalization, dental, life, disability, vacation or other insurance or benefit plan, employee stock ownership plan, deferred compensation, stock ownership, stock purchase, bonus, benefit or other incentive plan, severance plan or other similar plan relating to the Contributor, its Affiliates or their respective employees.

2.3.10 All rights, titles, claims and interests of the Contributor or any of its Affiliates (i) under any policy or agreement of insurance, (ii) under any bond, (iii) to or under any condemnation damages or awards in regard to any taking or (iv) to any insurance or bond proceeds.

2.3.11 All rights or claims by the Contributor or any of its Affiliates to (a) any Tax refund relating to the period prior to the Effective Date or (b) to any refund, claim for drawback or other claims relating to imports, exports, customs or the Subzone relating to the period prior to the Effective Date.

2.3.12 Any equity interest held by the Contributor or its Affiliates in any Person.

2.3.13 Any hydrocarbon inventory located at the Refinery Complex, including linefill.

2.3.14 Any Contract of the Contributor or its Affiliates not listed on Schedule 2.2.7.

Subject to the provisions of the Site Services Agreement, for a period of two (2) years after the Effective Date, the Contributor may remove at any time or from time to time any and all of the Excluded Assets from the Leased Real Property (at the Contributor’s expense, but without charge by the Acquirer for storage), provided that the Contributor shall do so in a manner that does not unduly or unnecessarily disrupt the Acquirer’s normal business activities. Notwithstanding anything to the contrary in Article 6, the Contributor shall indemnify, defend and hold harmless the Acquirer and its Affiliates from and against all Adverse Consequences to the extent incurred as a result of the actions of the Contributor or their Representatives in removing such Excluded Assets, in each case other than to the extent resulting from any gross negligence or willful misconduct of the Acquirer, any Affiliate of the Acquirer or any Representatives of the Acquirer.

Section 2.4 Assumed Liabilities. Except as provided in Section 2.5 and the other terms and conditions set forth in this Agreement or any Ancillary Agreement, the Acquirer shall assume and pay, discharge and perform as and when due, the following Liabilities of the Contributor or its Affiliates (the “Assumed Liabilities”):

2.4.1 Except for any Liabilities of the Contributor that arise under this Agreement or any Ancillary Agreement, all Liabilities that accrue, are caused by, arise out of, are associated with, are in respect of, or are incurred, in each case, at any time after the Closing, in connection with the ownership or operation of the Contributed Assets or other activities occurring in connection with and attributable to the ownership or operation of the Contributed Assets from and after the Closing, including all obligations of the Contributor which arise or

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accrue under the Assigned Contracts after the Closing and any other Liability of the Contributor or any of its Affiliates (including those related to letters of credit and performance bonds) that is in the nature of a guaranty of any Assigned Contract and that is specifically disclosed on Schedule 2.4.1.

2.4.2 All Liabilities for which the Acquirer is liable pursuant to Articles 5 and 7 hereof.

Section 2.5 Excluded Liabilities. The Parties agree that Liabilities of the Contributor or its Affiliates that are not identified in Section 2.4 as Assumed Liabilities are not part of the Assumed Liabilities, and the Acquirer shall not assume or become obligated with respect to any other Liability of the Contributor or any of its Affiliates, including the Liabilities existing as of the Effective Date whether or not described specifically in this Section 2.5 (collectively, the “Excluded Liabilities”), all of which shall remain the sole responsibility of, and be discharged and performed as and when due by, the Contributor or its Affiliates. The Acquirer shall not assume nor have Liability with respect to any Excluded Liabilities, including any of the following Liabilities of the Contributor or its Affiliates as the same may exist at or after the Closing:

2.5.1 Liabilities in respect of, associated with or arising from the Excluded Assets and the ownership, operation and conduct of any business by the Contributor or its Affiliates or their respective predecessors and successors in interest Relating to the ownership, operation or use of the Excluded Assets.

2.5.2 Liabilities to Third Parties (including employees) for injury, death or damage to person or property of a Third Party occurring at or prior to the Closing to the extent arising out of the ownership or operation of the Contributed Assets or other activities occurring in connection with and attributable to the ownership or operation of the Contributed Assets prior to the Closing; provided, however, that Excluded Liabilities under this Section 2.5.2 shall not in any event include any Liabilities resulting from negligence or willful misconduct of the Acquirer, any of its respective Affiliates or any of their respective Representatives in connection with any inspection of the Contributed Assets at or prior to the Closing.

2.5.3 Excluded Environmental Liabilities:

2.5.3.1 All Liabilities under or pursuant to ISRA arising from or related to the assignment of assets under this Agreement and all transactions involving the Refinery Complex that occurred prior to the Closing, including ISRA Case Nos. E84158, E20030519, E20030520, and E20030521;

2.5.3.2 All Liabilities arising from or related to the NJPDES DSW/DGW Permit issued June 30, 1989, Permit No. NJ0005401 for closure and post-closure care of the hazardous waste land treatment unit at the Refinery Complex;

2.5.3.3 All Liabilities arising from or related to Contributor’s failure or alleged failure at or prior to the Closing to comply with Environmental Laws applicable to the Contributed Assets, including the matters disclosed or required to be disclosed on Schedule 4.1.4;

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2.5.3.4 All Liabilities arising from or related to the CAA Consent Decree attributable to: (a) the ownership or operation of the Refinery Complex at or prior to the Closing, (b) the ownership or operation of the Excluded Assets from and after the Closing, (c) the notice or transfer obligations of Contributor pursuant to Paragraphs 6 or 7 of the CAA Consent Decree, or (d) the termination of the CAA Consent Decree; and

2.5.3.5 All Liabilities arising from or related to the presence of asbestos on Boilers 1, 2, 3 and 4 and Tanks 62 and 63, including the cost of any remediation or removal of such asbestos that may be necessary.

2.5.4 All Liabilities for which the Contributor and/or its Affiliates are responsible pursuant to Article 7 hereof and any Tax that may be imposed on the ownership, operation or use of the Contributed Assets on or prior to the Closing.

2.5.5 Any fines, penalties or costs imposed by a Governmental Authority against the Contributor or its Affiliates, the Contributed Assets or any activities occurring in connection with and attributable to the ownership or operation of the Contributed Assets resulting from the violation of any statute, ordinance, rule or regulation promulgated by a Governmental Authority and attributable to actions or omissions at or prior to the Closing with respect to the Contributed Assets or any activities occurring in connection with and attributable to the ownership or operation of the Contributed Assets at or prior to the Closing.

2.5.6 Liabilities which accrue at or prior to the Closing pursuant to the Assigned Contracts and Licenses.

2.5.7 All Liabilities for which the Contributor and/or its Affiliates are responsible pursuant to Article 5 hereof.

Section 2.6 No Assignment If Breach. Notwithstanding anything to the contrary set forth in this Agreement, this Agreement shall not constitute an agreement of the Contributor to contribute or assign any Contributed Asset to the Acquirer, or cause the Acquirer to assume any Assumed Liability, if the attempted assignment or assumption of the same, as a result of the absence of the consent or authorization of a Third Party or failure of a right of first refusal or first offer notice period to expire, would constitute a breach or Default under any agreement, Encumbrance, or commitment, would violate any Law or would in any way adversely affect the rights, or increase the obligations, of the Acquirer or the Contributor with respect thereto. If any such consent or authorization is not obtained, or if an attempted assignment or assumption would be ineffective or would adversely affect the rights or increase the obligations of the Acquirer or the Contributor, with respect to any such agreement, Encumbrance, or commitment, so that the Acquirer would not, in fact, receive all such rights, or assume the obligations, of the Contributor with respect thereto as they exist prior to such attempted assignment or assumption, then the Contributor and the Acquirer shall enter into such reasonable cooperative arrangements as may be reasonably acceptable to both the Acquirer and the Contributor (including sublease, agency, management, indemnity or payment arrangements and enforcement at the cost and for the benefit of the Acquirer of any and all rights of the Contributor against an involved Third Party) to provide for or impose upon the Acquirer the benefits of such Contributed Assets or the obligations of such Assumed Liability, as the case may be. If the Acquirer and the Contributor

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cannot agree on any such arrangement, or any such arrangement would not be reasonably practicable, to provide the Acquirer with materially all the benefits of such Contributed Asset or materially all the obligations of such Assumed Liability, as the case may be, then such Contributed Asset or Assumed Liability shall be excluded from the transactions contemplated under this Agreement and shall be deemed to be an Excluded Asset or an Excluded Liability, as the case may be, and the Parties hereto shall negotiate in good faith an equitable adjustment in the Purchase Price, or resolve any disagreement respecting such adjustment in accordance with the procedures of Section 8.11.

Section 2.7 The Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at 1818 Market Street, Philadelphia, Pennsylvania, commencing at 10:00 a.m. local time on the Effective Date. Title to, ownership of, control over and risk of loss of the Contributed Assets shall pass to the Acquirer effective 12:01 a.m., local time on the Effective Date.

Section 2.8 Deliveries at the Closing. At the Closing:

2.8.1 SPLLC shall issue the SPLLC Membership Interests to the Contributor in accordance with Section 2.1.1 of this Agreement, and shall amend the SPLLC Limited Liability Company Agreement to reflect the issuance of the SPLLC Membership Interests to the Contributor;

2.8.2 Sunoco Logistics shall issue the Deferred Distribution Units to SPLLC in accordance with Section 2.1.2 of this Agreement and shall deliver to SPLLC certificates for such Deferred Distribution Units;

2.8.3 SLPOLP shall issue the SLPOLP Partnership Interests to Sunoco Logistics and SLPGPLLC in accordance with Section 2.1.3 of this Agreement;

2.8.4 SPMT shall issue the SPMT Partnership Interests to SLPOLP and SLPOGP in accordance with Section 2.1.4 of this Agreement;

2.8.5 the Contributor shall deliver to the Acquirer the certificate required by Section 7.8;

2.8.6 the Contributor shall deliver to the Acquirer all approvals and actions of, filings with and notices to any Governmental Authority necessary to permit the Contributor to perform its obligations under this Agreement including, if required, ISRA approval, and all required Third Party consents or novations (or, in lieu thereof, waivers), but only to the extent the Contributor has obtained (i) such approvals or actions of such Governmental Authorities or (ii) such consents, novations or waivers of such Third Parties;

2.8.7 the respective parties to the Ancillary Agreements shall execute and deliver the Ancillary Agreements; and

2.8.8 the Contributor and the Acquirer shall deliver any other documents, instruments or agreements that are reasonably necessary or appropriate to consummate the transactions contemplated hereby.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES CONCERNING

THE TRANSACTION

Section 3.1 Representations and Warranties Concerning the Contributor. Except as set forth in a correspondingly numbered Schedule delivered to the Acquirer, the Contributor represents and warrants to the Acquirer as of the date of this Agreement as follows:

3.1.1 Organization of the Contributor. The Contributor is a corporation duly organized and validly existing, under the Laws of the Commonwealth of Pennsylvania. The Contributor is duly authorized to conduct business and is in good standing under the Laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a Material Adverse Effect. The Contributor has the requisite corporate power and authority necessary to carry on its business and to own and use the Contributed Assets owned or operated by it.

3.1.2 Authorization of Transaction. The Contributor has full corporate power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party and to perform its obligations hereunder and thereunder. This Agreement and each Ancillary Agreement to which the Contributor is a party constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms and conditions, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors’ rights generally and by legal and equitable limitations on the availability of specific remedies. The Contributor need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority or any Third Party in order to consummate the transactions contemplated by this Agreement except for the prior approval of the applicable Governmental Authorities and Third Parties listed in Schedule 3.1.2 or previously obtained by the Parties in connection with the transactions contemplated hereby.

3.1.3 Noncontravention. Except for the prior approval of the applicable Governmental Authorities and Third Parties listed in Schedule 3.1.2 or previously obtained by the Parties in connection with the transactions contemplated hereby, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated under this Agreement, will violate any Law to which the Contributor is subject or to which any Contributed Asset is subject, any Licenses or any provision of the Organizational Documents of the Contributor, or result in a breach of, constitute a Default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or trigger any rights to payment or other compensation under any agreement, Contract, lease, License, instrument, or other arrangement to which the Contributor is a party or by which it is bound that is included in the Contributed Assets or that could prevent or materially delay the consummation of the transactions contemplated by this Agreement.

3.1.4 Brokers’ Fees. The Contributor has no any Liability to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Acquirer or any Affiliate of the Acquirer will be obligated.

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3.1.5 Bankruptcy. There are no bankruptcy, reorganization or rearrangement proceedings under any bankruptcy, insolvency, reorganization, moratorium or other similar laws with respect to creditors pending against, being contemplated by, or, to the knowledge of the Contributor, threatened, against the Contributor.

Section 3.2 Representations and Warranties Concerning the Acquirer. Except as set forth in a correspondingly numbered Schedule delivered to the Contributor, each of SPMT, Sunoco Logistics, SPLLC, SLPGPLLC, SLPOLP, and SLPOGP individually (the “Acquirer Representing Party”), represents and warrants to the Contributor as of the date of this Agreement as follows:

3.2.1 Organization of the Acquirer. The Acquirer Representing Party is duly organized and validly existing under the Laws of the state in which it was formed or incorporated. The Acquirer Representing Party is duly authorized to conduct business and is in good standing under the Laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a Material Adverse Effect. The Acquirer Representing Party has the requisite power and authority that is necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it.

3.2.2 Authorization of Transaction. The Acquirer Representing Party has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Acquirer Representing Party, enforceable in accordance with its terms and conditions, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors’ rights generally and by legal and equitable limitations on the availability of specific remedies. The Acquirer Representing Party need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority or any Third Party in order to consummate the transactions contemplated by this Agreement, except for the prior approval of the applicable Governmental Authorities and Third Parties listed in Schedule 3.2.2 or previously obtained by the Parties in connection with the transaction contemplated hereby.

3.2.3 Noncontravention. Except for the prior approval of the applicable Governmental Authorities and Third Parties listed in Schedule 3.2.2 or previously obtained by the Parties in connection with the transactions contemplated hereby, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated under this Agreement, will violate any Law to which the Acquirer Representing Party is subject, any of its licenses or any provision of the its Organizational Documents or conflict with, result in a breach of, constitute a Default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or trigger any rights to payment or other compensation, or require any notice, approval or consent under any agreement, Contract, lease, license, instrument, or other arrangement to which it is a party or by which it is bound that could prevent or materially delay the consummation of the transactions contemplated under this Agreement.

3.2.4 Brokers’ Fees. The Acquirer Representing Party has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the

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transactions contemplated by this Agreement for which the Contributor or any Affiliate of the Contributor will be obligated.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

CONCERNING THE CONTRIBUTED ASSETS

Section 4.1 Representations and Warranties Concerning the Contributed Assets. Except as set forth in a correspondingly numbered Schedule delivered to the Acquirer, the Contributor represents and warrants to the Acquirer as of the Effective Date as follows:

4.1.1 Ownership of the Contributed Assets. The Contributor has good and marketable title to all of the Contributed Assets and such title to the Contributed Assets will be transferred at the Closing to SPLLC free and clear of all Encumbrances.

4.1.2 Licenses. Schedule 4.1.2 lists each License that is material to the Contributed Assets. The Contributor possesses all material Licenses necessary for its operation of the Contributed Assets at the location and in the manner presently operated.

4.1.3 Compliance with Law. Except where the failure to be in compliance would not have a Material Adverse Effect, the Contributor is and has been in compliance with all, and to the Knowledge of Contributor is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of any, applicable Laws and Licenses related to the ownership and operation of the Contributed Assets.

4.1.4 Environmental Matters. Notwithstanding anything in this Agreement to the contrary, the representations and warranties contained in this Section 4.1.4 are the sole and exclusive representations and warranties of the Contributor pertaining or relating to matters arising under or with respect to the environment, Environmental Laws, Environmental Permits, or Hazardous Substances. Except as disclosed or referenced on Schedule 4.1.4 and except for matters that would not reasonably be expected to have a Material Adverse Effect:

4.1.4.1 The Contributor’s ownership and operation of the Contributed Assets as presently owned and operated are in compliance in all material respects with all applicable Environmental Laws and all Environmental Permits.

4.1.4.2 The Contributor is not a party to any outstanding order, injunction, judgment, decree or ruling that arose from the Contributor’s operation or ownership of the Contributed Assets and relates to (i) the Contributor’s compliance with Environmental Laws, (ii) Remedial Work required to be performed by the Contributor, or (iii) any Release of Hazardous Substances or presence of Hazardous Substances.

4.1.4.3 Since January 1, 2009, the Contributor has not received any written communication alleging that, with respect to the Contributor’s operation or ownership of the Contributed Assets, the Contributor may be in violation of any Environmental Law or may have any liability under any Environmental Law.

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4.1.4.4 To the Contributor’s Knowledge, there is no investigation by a Governmental Authority of the Contributed Assets, pending or threatened in writing, that would reasonably be expected to result in the imposition of any material liability pursuant to any Environmental Law.

4.1.5 Litigation. Except as set forth on Schedule 4.1.4 and Schedule 4.1.5, there are no actions, suits, claims or proceedings pending with service of process made on the Contributor (or its Affiliates) or, to the Contributor’s Knowledge, threatened or pending without service of process made on the Contributor (or its Affiliates), against the Contributor (or its Affiliates) relating to the Contributed Assets at law or in equity, or before or by any Governmental Authority.

4.1.6 Employee Matters. Except for such noncompliance as would not have a Material Adverse Effect on the operation of the Contributed Assets, Contributor is in compliance in all material respects with all applicable federal, state and local Laws pertaining to employment and employment practices, terms and conditions of employment, wages and hours, payment of unemployment benefits and taxes and workers’ compensation, including Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act, as amended, the Fair Labor Standards Act, as amended, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Worker Adjustment and Retraining Notification Act, the Employee Retirement Income Security Act, the National Labor Relations Act and the Code. Contributor is not a party to, nor is it negotiating, any collective bargaining or other agreement with any union or other association of employees relating to the Current Employees or the Contributed Assets. No labor union or employee organization has been certified or recognized as the collective bargaining representative of the Current Employees. There is no labor strike, slowdown or work stoppage or lockout pending or, to Knowledge of Contributor, threatened against or affecting the Contributed Assets. Except as set forth on Schedule 4.1.6(A), none of the Current Employees have a pending or, to Contributor’s or its Affiliates’ Knowledge, threatened claim against Contributor or its Affiliates. Except as set forth on Schedule 4.1.6(B), neither Contributor nor its Affiliates have pending against them related to the Current Employees or the Contributed Assets any unfair labor practice charges, other administrative charges, claims, grievances, proceedings or lawsuits before any court, governmental agency, regulatory body or arbiter arising under any federal, state or local Law governing employment. Except as set forth on Schedule 4.1.6(C), Contributor has no Contracts of employment with any of the Current Employees.

4.1.7 Limitations of Representations and Warranties. NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS AGREEMENT OR ANY DOCUMENT DELIVERED BY THE CONTRIBUTOR IN CONNECTION WITH THIS AGREEMENT, IT IS THE EXPLICIT INTENT AND UNDERSTANDING OF EACH PARTY HERETO THAT THE CONTRIBUTOR IS NOT MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, BEYOND THOSE REPRESENTATIONS OR WARRANTIES EXPRESSLY MADE BY IT IN THIS AGREEMENT OR ANY DOCUMENT DELIVERED BY THE CONTRIBUTOR IN CONNECTION WITH THIS AGREEMENT, AND IT IS UNDERSTOOD THAT, EXCEPT TO THE EXTENT COVERED BY SUCH A REPRESENTATION OR WARRANTY EXPRESSLY MADE HEREIN OR ANY DOCUMENT DELIVERED BY THE CONTRIBUTOR IN CONNECTION WITH THIS

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AGREEMENT AND WITHOUT LIMITING SUCH EXPRESS REPRESENTATIONS AND WARRANTIES, THE ACQUIRER TAKES THE CONTRIBUTED ASSETS “AS IS” AND “WHERE IS” AND “WITH ALL FAULTS.” WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE OR ANY REPRESENTATIONS OR WARRANTIES EXPRESSLY MADE BY THE CONTRIBUTOR IN THIS AGREEMENT OR ANY DOCUMENT DELIVERED BY THE CONTRIBUTOR IN CONNECTION WITH THIS AGREEMENT, THE CONTRIBUTOR HEREBY (I) EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO (A) THE CONDITION, USEFULNESS OR ADEQUACY OF THE CONTRIBUTED ASSETS (INCLUDING ANY IMPLIED OR EXPRESS WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS), (B) ANY INFRINGEMENT BY THE CONTRIBUTOR OR ANY OF ITS AFFILIATES OF ANY INTELLECTUAL PROPERTY OR PROPRIETARY RIGHT OF ANY THIRD PARTY OR (C) THE ACCURACY, SPECIFICATIONS, QUALITY, FITNESS, MERCHANTABILITY, REPRODUCIBILITY OR CORRECTNESS OF DATA, PRODUCTS OR RESULTS OF ANY INTELLECTUAL PROPERTY; AND (II) NEGATES ANY RIGHTS OF THE ACQUIRER UNDER STATUTES TO CLAIM DIMINUTION OF CONSIDERATION AND ANY CLAIMS BY THE ACQUIRER FOR DAMAGES BECAUSE OF LATENT VICES OR DEFECTS, WHETHER KNOWN OR UNKNOWN, IT BEING THE INTENTION OF THE PARTIES THAT, SUBJECT TO THE TERMS OF THIS AGREEMENT OR ANY EXPRESS TERM OF ANY DOCUMENT DELIVERED BY THE CONTRIBUTOR IN CONNECTION WITH THIS AGREEMENT, THE CONTRIBUTED ASSETS ARE TO BE ACCEPTED BY THE ACQUIRER IN THEIR PRESENT CONDITION AND STATE OF REPAIR.

4.1.8 WITHOUT LIMITING ANY REPRESENTATIONS, WARRANTIES OR INDEMNITIES EXPRESSLY MADE BY THE CONTRIBUTOR IN THIS AGREEMENT OR ANY DOCUMENT DELIVERED BY THE CONTRIBUTOR IN CONNECTION WITH THIS AGREEMENT, THE CONTRIBUTOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO ANY ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL LIABILITIES OR OTHER ENVIRONMENTAL MATTERS, INCLUDING WITH RESPECT TO THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS AT, IN, ON OR UNDER, OR DISPOSED OF OR DISCHARGED OR RELEASED FROM, THE CONTRIBUTED ASSETS. FURTHERMORE, WITHOUT LIMITING ANY REPRESENTATIONS OR WARRANTIES EXPRESSLY GIVEN BY THE CONTRIBUTOR IN THIS AGREEMENT OR ANY DOCUMENT DELIVERED BY THE CONTRIBUTOR IN CONNECTION WITH THIS AGREEMENT, THE CONTRIBUTOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, RECORDS, DATA AND INTERPRETATIONS NOW, HERETOFORE OR HEREAFTER MADE AVAILABLE TO THE ACQUIRER IN CONNECTION WITH THIS AGREEMENT; INCLUDING ANY DESCRIPTION OF THE CONTRIBUTED ASSETS, PRICING ASSUMPTIONS, POTENTIAL FOR PROFITS, PROJECTED COSTS AND, ANY ACQUIRED OR LICENSED DATA, ANY ENVIRONMENTAL INFORMATION, OR ANY OTHER MATERIAL FURNISHED TO THE ACQUIRER BY THE CONTRIBUTOR, ANY AFFILIATES OF THE

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CONTRIBUTOR OR ANY DIRECTOR, OFFICER, SHAREHOLDER, EMPLOYEE, COUNSEL, AGENT OR ADVISOR OF THE CONTRIBUTOR OR ANY AFFILIATES OF THE CONTRIBUTOR.

ARTICLE 5

OTHER COVENANTS

Section 5.1 Further Assurances.

5.1.1 From time to time after the Closing, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully assure that the Acquirer owns all of the Contributed Assets and to more fully and effectively carry out the purposes and intent of this Agreement.

Section 5.2 Retention of and Access to Books and Records.

5.2.1 As promptly as practicable and in any event before thirty (30) days after the Effective Date, the Contributor will deliver or cause to be delivered to the Acquirer, at the Acquirer’s request, the Books and Records that are in the possession or control of the Contributor or its Affiliates and that relate to the operation of the Contributed Assets. The Acquirer agrees to hold and maintain the Books and Records so that they may be reasonably retrievable and not to destroy or dispose of any portion thereof for a period of three (3) years from the Effective Date or such longer time as may be required by Law, provided that, if it desires to destroy or dispose of such Books and Records during such period, it will first offer in writing at least sixty (60) days before such destruction or disposition to surrender them to the Contributor and if the Contributor does not accept such offer within thirty (30) days after receipt of such offer, the Acquirer may take such action.

5.2.2 The Acquirer agrees to afford the Contributor and its Affiliates and their respective accountants, counsel and other designated individuals, during normal business hours, upon reasonable request, at a mutually agreeable time, full access to and the right to make copies of the Books and Records at no cost to the Contributor or its Affiliates (other than for reasonable out-of-pocket expenses); provided that such access will not be construed to require the disclosure of Books and Records that would cause the waiver of any attorney-client, work product or like privilege; provided, further, that in the event of any litigation, nothing herein shall limit any Party’s rights of discovery under applicable Law. Without limiting the generality of the preceding sentences, the Acquirer agrees to provide the Contributor and its Affiliates reasonable access to and the right to make copies of the Books and Records after the Effective Date for the purposes of assisting the Contributor and its Affiliates (a) in complying with the Contributor’s obligations under this Agreement, (b) in preparing and delivering any accounting statements provided for under this Agreement and adjusting, prorating and settling the charges and credits provided for in this Agreement, (c) in owning or operating the Excluded Assets or Excluded Liabilities, (d) in preparing Tax returns, (e) in responding to or disputing any Tax audit, (f) in asserting, defending or otherwise dealing with any claim or dispute, known or unknown, under

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this Agreement or with respect to Excluded Assets or Excluded Liabilities or (g) in asserting, defending or otherwise dealing with any Third Party Claim or dispute by or against the Contributor or its Affiliates relating to the Contributed Assets.

Section 5.3 Access to Assets. From and after the Closing, and subject to any applicable provisions of the Ground Lease, the Access Agreements, the Site Services Agreement and the Utility Services Agreement, the Acquirer and its Affiliates shall permit reasonable access to and entry upon the Contributed Assets by the Contributor and its Affiliates and their respective designated individuals, without charge, as necessary (as determined by the Contributor in its sole but reasonable discretion) to conduct and complete any other matters for which the Contributor shall be responsible under this Agreement, including any corrective or remedial actions relating to any Excluded Liabilities. The Acquirer shall use commercially reasonable efforts not to unreasonably interfere with the Contributor in connection with the exercise of such rights of access, including ingress and egress, to perform any corrective action.

Section 5.4 Employee Matters.

5.4.1 Current Employees. Schedule 5.4.1 contains a list of all active employees of the Contributor who are employed in the operation of the Tank Farm or have been designated by the Contributor as having skills which could support the Acquirer’s operations of the Tank Farm after the Closing, including employees who are receiving short-term disability or are on family and medical leave or military leave (collectively, the “Current Employees”). Schedule 5.4.1 shall include each Current Employee’s (a) name, (b) current job title or position, (c) service dates recognized by the Contributor, (d) current base salary or the base hourly rate, (e) accrued but unused vacation benefits, (f) status (e.g., full-time, part-time, on leave) and if on leave, the type of leave (e.g., vacation, short-term disability or Family and Medical Leave Act (“FMLA”) leave).

5.4.2 Employment Offers. Unless the Contributor and the Acquirer mutually agree to a later date, by no later than six (6) days after the Effective Date, the Acquirer will offer (or will have offered) employment to up to eleven (11) Current Employees it selects based on skills, experience and/or qualifications. Unless the Contributor and the Acquirer mutually agree to a later date, all such offer of employment shall be effective as of ten (10) days after the Effective Date (“Offer Effective Date”) and on such terms and conditions determined by the Acquirer in its sole discretion and as required by any applicable collective bargaining agreement to which the Acquirer is subject. The Acquirer will provide the Contributor with a list, as soon as practicable but no later than three (3) Business Days after Acquirer has completed its employment offers to Current Employees, which shall contain as of that date the names of the Current Employees the Acquirer made offers of employment to, the rate of pay the Acquirer offered, and whether the Current Employee accepted the offer. Any Current Employee who accepts the Acquirer’s offer of employment and on the Offer Effective Date is (a) actively at work or (b) on a holiday, scheduled day off pursuant to his or her regular schedule, or a vacation authorized prior to the Offer Effective Date by the Contributor and returns to work as scheduled shall become or be deemed employed by the Acquirer as of the Offer Effective Date (the “Employment Date”). Any Current Employee who accepts the Acquirer’s offer of employment and on the Offer Effective Date is on a leave of absence or short-term disability leave consistent with the Contributor’s established policies and practices which was authorized by the

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Contributor prior to the Offer Effective Date, including any FMLA leave or military leave, and returns to work at the end of such authorized leave, which shall not be longer than six (6) months after the Offer Effective Date, unless applicable Law gives the Current Employee a longer period for returning to work, shall become employed by the Acquirer as of the day of his or her return to work with such date being deemed the Employment Date for such employee. All Current Employees who become employed by the Acquirer shall be referred to herein as a “Continuing Employee.”

5.4.3 Retained Employees. Any Current Employee who is on long-term disability on the Effective Date and those Current Employees who are offered and do not accept employment with the Acquirer or do not become employed by the Acquirer shall be referred to collectively as the “Retained Employees.” The Contributor or its Affiliates may retain the services of any Retained Employee or terminate any such Retained Employee’s employment on or following the Effective Date. The Contributor shall retain Liability and be responsible for and indemnify and hold harmless the Acquirer against all salaries or wages, severance and benefits and all other claims, costs, expenses and Liabilities related to or arising out of the employment or termination of the Retained Employees by the Contributor.

5.4.4 Continuing Employees. The Contributor will terminate its employment of each Continuing Employee effective as of the date preceding each such Continuing Employee’s Employment Date. All Continuing Employees shall become employees of the Acquirer as of their Employment Date and, at such time, the Acquirer shall assume and be responsible for and indemnify and hold harmless the Contributor and its Affiliates against payment of all salaries or wages, severance and any benefits provided by the Acquirer and all other claims, costs, expenses and Liabilities related to or arising out of the employment of the Continuing Employees that arise on or after their Employment Date. The Contributor shall retain Liability and be responsible for and indemnify and hold harmless the Acquirer against all salaries or wages, severance and benefits and all other claims, costs, expenses and Liabilities related to or arising out of the employment or termination of the Continuing Employees by the Contributor prior to their Employment Date. Notwithstanding anything in this Agreement to the contrary, Acquirer shall assume and be responsible for, indemnify and hold harmless the Contributor and its Affiliates against any costs, expenses and Liabilities incurred by the Contributor or its Affiliate which arises out of any selection process applied by the Acquirer to the Current Employees to determine which Current Employees it makes offers of employment to. Except as set forth in this Section 5.4, nothing in this Agreement shall limit the right of the Acquirer to terminate the employment of any Continuing Employee following his or her Employment Date, at any time, with or without cause.

5.4.5 Employee Benefit Plans. Schedule 5.4.5 sets forth a list of employee benefit plans maintained by the Contributor for the benefit of the Acquirer’s employees (“Contributor Benefit Plans”). Effective as of their Employment Date, Continuing Employees shall continue to participate in Contributor Benefit Plans but such participation shall be pursuant to the terms and conditions of Contributor Benefit Plans applicable to the Acquirer’s employees. There shall be no interruption in Continuing Employees’ participation in Contributor Benefit Plans as a result of the transaction contemplated by this Agreement. Contributor Benefit Plans shall recognize years of service with both the Contributor and the Acquirer for purposes of

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eligibility, vesting and benefit accrual except to the extent that such service recognition results in a duplication of benefits with respect to Continuing Employees.

5.4.6 Vacation. The Acquirer shall assume all Liabilities for unpaid, accrued vacation benefits of Continuing Employees as of each Continuing Employee’s Employment Date. The Acquirer shall permit each Continuing Employee to use his or her unused vacation entitlement accrued as of his or her Employment Date under the terms of the Acquirer’s vacation policy or practices or any applicable collective bargaining agreement during the remainder of the calendar year 2011 or until such later date determined by the Acquirer. After the end of calendar year 2011, Continuing Employees will be entitled to vacation under the Acquirer’s vacation policy or practices or any applicable collective bargaining agreement, which will recognize service with the Contributor, its predecessors and the Acquirer in determining a Continuing Employee’s vacation entitlement, including eligibility to participate, eligibility for the forms and levels of vacation and vacation accrual.

5.4.7 Workers’ Compensation. The Contributor shall retain all Liabilities for workers’ compensation claims with respect to any Continuing Employee or his or her beneficiary if the incident or alleged incident giving rise to the claim occurred prior to his or her Employment Date. The Acquirer shall be responsible for any workers’ compensation claims with respect to any Continuing Employee or his or her beneficiary if the incident or alleged incident giving rise to the claim occurred on or after his or her Employment Date. In the event of doubt as to the date of the occurrence of the incident or alleged incident, the Acquirer shall process the claim; provided, however, that the Acquirer shall inform the Contributor of the existence and nature of any such claim promptly; and provided further that failure to so notify the Contributor shall not affect any Liability of the Contributor hereunder. Unless the Acquirer is found to be liable for the incident in whole, the Contributor shall reimburse the Acquirer for the payment of the claim and reasonable expenses of processing such claim in direct proportion to the percentage of the Contributor’s Liability to the total amount of the Liability paid under the claim.

5.4.8 Employee Information. The Contributor agrees to furnish the Acquirer with such information concerning the Current Employees, and to take all such other action, as is necessary and appropriate to effect the transactions contemplated by this Section 5.4, subject to any applicable restrictions under the Health Insurance Portability and Accountability Act of 1996, as amended, and other federal and state privacy laws. As soon as practicable after the Effective Date, the Contributor or its Affiliate will transfer each Continuing Employee’s employment records to the Acquirer.

5.4.9 No Third Party Beneficiaries. Nothing herein express or implied shall confer upon any employee, Continuing Employee or any legal representative of the Contributor any rights or remedies, including any right to employment, or continued employment for any specified period, of any nature or kind whatsoever under or by reason of this Agreement.

Section 5.5 Environmental Matters.

5.5.1 Refinery Site-Wide Licenses. From and after the Closing, the Acquirer and the Contributor will cooperate and use their respective reasonable best efforts to cause the

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applicable Governmental Authorities, to the extent allowed by Law, to separate the Contributed Assets and the Leased Real Property from the coverage of the licenses, permits and consents identified on Schedule 5.5 (all of such licenses, permits and consents listed on such Schedule 5.5 being the “Refinery Site-Wide Licenses”) in order to provide for separate licenses to be held directly by the Acquirer with respect to the Contributed Assets and the Leased Real Property. To the extent that, at and after the Closing, the Contributed Assets or the Leased Real Property remain under any Refinery Site-Wide Licenses or other licenses held directly by the Contributor, the Acquirer will comply with the requirements of such licenses that are applicable to the Contributed Assets and the Leased Real Property, the Contributor will comply with the requirements of such licenses that are applicable to the Excluded Assets, and the Acquirer and the Contributor will cooperate to provide complete and accurate reports, correspondence and other communications with Governmental Authorities under such Licenses.

5.5.2 CAA Consent Decree.

5.5.2.1 Notice to the Acquirer. The Contributor has provided notice to the Acquirer that the Refinery Complex is subject to the CAA Consent Decree and has provided the Acquirer a copy of the CAA Consent Decree as required by Paragraph 6 thereof.

5.5.2.2 Notice to Governmental Authorities. The Contributor has notified the United States and the state of New Jersey of the purchase and sale of the Contributed Assets under this Agreement in accordance with Paragraphs 6 and 192 of the CAA Consent Decree.

5.5.2.3 Condition to Closing. This Agreement is conditioned upon the execution by the Acquirer of a modification of the CAA Consent Decree which makes the terms and conditions of the CAA Consent Decree, except for Section VIII (Environmentally Beneficial Projects) and Section X (Civil Penalty) applicable to the Acquirer.

5.5.2.4 Modification of CAA Consent Decree. The Contributor, with the assistance and cooperation of the Acquirer, will modify the CAA Consent Decree as required by Paragraph 7 thereof. Contributor will use its reasonable best efforts to modify the CAA Consent Decree such that, to the extent allowed by Law, only those terms and conditions applicable to the Contributed Assets become applicable to the Acquirer.

5.5.2.5 Termination of CAA Consent Decree. The Contributor, with the assistance and cooperation of the Acquirer, will use its reasonable best efforts to cause the applicable Governmental Authorities to terminate the CAA Consent Decree as early as practicable. Prior to Closing Contributor will submit a notice to terminate the CAA Consent Decree to facilitate the termination in accordance with Paragraphs 196-198 thereof and provide any additional documents or information that may be requested by the applicable Governmental Authorities after the Closing.

5.5.3 ISRA Compliance.

5.5.3.1 Prior to Closing. The Contributor shall, prior to the Closing, prepare and submit to the NJDEP, or cause a LSRP to prepare, certify and submit to the NJDEP, as the case may be, all ISRA Submissions and otherwise use commercially reasonable efforts to

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obtain an ISRA Approval. Acquirer shall cooperate with Contributor, as reasonably requested by Contributor, in order to obtain such ISRA Approval, including by executing any documents requested by Contributor. The foregoing notwithstanding, Contributor shall be relieved of any obligation pursuant to this Section 5.5.3.1 upon delivery to Acquirer of an opinion of Contributor’s counsel, in form and substance reasonably acceptable to Acquirer, that ISRA is not applicable to the transactions contemplated by this Agreement.

5.5.3.2 Following the Closing. Subject to Section 5.5.3.6 hereof, Contributor shall, following the Closing, comply with all requirements and bear all costs, expenses and fees in order to achieve Compliance with ISRA. Without limiting the generality of the foregoing, Contributor shall, to the extent required by ISRA: (i) retain a LSRP to oversee Contributor’s compliance with ISRA; (ii) take all action required by the NJDEP pursuant to ISRA to cause such LSRP to issue a Response Action Outcome, as defined and used in ISRA, N.J.S.A. 58:10C-2 and N.J.A.C. 7:26C-1.3, or the NJDEP to issue a No Further Action Letter and Covenant Not To Sue as defined and used in ISRA, N.J.S.A. 58:10B-1 and 13.1 and N.J.A.C. 7:26C-1.3; (iii) prepare, certify, and submit to the NJDEP, or cause such LSRP to prepare, certify, and submit to NJDEP, as the case may be, all ISRA Submissions; (iv) perform all Remedial Work required to achieve Compliance with ISRA and do so in a good and workmanlike manner, in accordance with all applicable laws and regulations, including Environmental Laws, and so as not to unreasonably interfere with the Acquirer’s use of the Contributed Assets or operations of the Acquirer on the Leased Real Property; and (v) establish and maintain a remediation funding source in the form and amount required by ISRA and N.J.A.C. 7:26C-5 and the LSRP until such time as Contributor is permitted under ISRA to release the same.

5.5.3.3 Remediation Standards, Site Access and Utilities. Notwithstanding anything in this Agreement to the contrary, the Contributor and its LSRP shall have the right to employ remedial standards for non-residential use and to select all remedial actions necessary to achieve Compliance with ISRA, including without limitation, Institutional and Engineering Controls, so long as such controls do not unreasonably interfere with the use of the Contributed Assets or the operation of the Leased Real Property by Acquirer. Upon reasonable advance notice as required by Acquirer, Acquirer shall afford Contributor, and its LSRP, personnel of the NJDEP, and all employees, agents, consultants and contractors of Contributor, with reasonable access to the Leased Real Property in order to perform all Remedial Work, including without limitation, reasonable space for the storage or staging of equipment, for temporary storage of excavated soils, extracted groundwater or other waste materials, for the installation, sampling and maintenance of groundwater monitoring wells, and for the installation, operation and maintenance of remedial equipment. Acquirer shall execute any additional agreement, instrument or other document reasonably requested by the Contributor, but subject to the terms and conditions of this Agreement and the Ancillary Agreements, to ensure access to the Leased Real Property to perform Remedial Work. Acquirer shall provide Contributor with sufficient power, water and other utilities to operate any remedial systems installed on the Refinery Complex, including the Leased Real Property, and with access to and use of the wastewater treatment plant on the Leased Real Property for the treatment of extracted groundwater or other wastewater generated by Contributor in the performance of Remedial Work so long as such use of the wastewater treatment plant is in accordance with Environmental Laws and applicable Environmental Permits governing such plant (as the same may be amended to

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authorize such use). Acquirer shall cooperate with Contributor as reasonably requested by Contributor in applying for and securing any amendment to any Environmental Permit relating to the wastewater treatment plant to enable Contributor to employ such plant in connection with treatment of extracted groundwater or other wastewater generated in the performance of Remedial Work. The Contributor shall reimburse Acquirer for the reasonable and incremental out-of-pocket cost of providing such utility services, including any use of the wastewater treatment plant as provided in the Site Services Agreement.

5.5.3.4 ISRA Submissions. Contributor shall provide Acquirer with a reasonable opportunity to comment on drafts of all ISRA Submissions prepared by Contributor or its LSRP and Acquirer shall have the right to submit comments as to the potential impact of contemplated Remedial Work on Acquirer’s use of the Contributed Assets or its operations on the Leased Real Property. In the event Acquirer does not submit comments within ten (10) business days of receipt of a draft ISRA Submission, Acquirer shall be deemed to have waived its right hereunder to comment on the same. Contributor shall promptly provide Acquirer with copies of all final ISRA Submissions and all material correspondence to and from the NJDEP relating to its efforts to achieve Compliance with ISRA and shall make the LSRP available to Acquirer on a semi-annual basis to review the status and progress of such efforts (or more frequently as Acquirer reasonably requests, but in such case at Acquirer’s expense).

5.5.3.5 Institutional and Engineering Controls. In the event Contributor employs any Institutional or Engineering Controls at any portion of the Leased Real Property in connection with any Remedial Work performed by Contributor to satisfy the requirements of ISRA and this Section 5.5.3, Acquirer shall cooperate, as reasonably requested by Contributor, with the recording of a Deed Notice to establish such controls and the securing of any remedial action permit required under Environmental Laws, including N.J.A.C. 7:26C-7.1, et seq. and shall at all times observe, comply with and not impair, alter or disturb such controls (except as permitted by Environmental Laws). Contributor (or any successors) shall be the lead permittee on such remedial action permit required to facilitate the ISRA requirements arising from Environmental Liabilities set forth in Section 2.5.3.1, to post and maintain any remediation funding source required by such permit, and to perform at its sole cost and expense all inspection, maintenance, recordkeeping, biennial certification or other requirements of ISRA or Environmental Laws, in each case in relation to such Institutional or Engineering Controls.

5.5.3.6 Releases After Closing. Anything in this Agreement to the contrary notwithstanding, in the event of a Release of Hazardous Substances on or at the Leased Real Property following the Closing, Acquirer shall perform at its sole cost and expense all actions required under Environmental Laws, including the performance of Remedial Work, to investigate and remediate the same. To the extent Contributor is required, in connection with satisfying its obligations under ISRA and this Agreement, to perform Remedial Work in relation to a Release of Hazardous Substances occurring after the Closing, Contributor shall give written notice of such circumstance to Acquirer and Acquirer shall bear the reasonable cost and expense of such Remedial Work and shall promptly reimburse Contributor for the same. In the event of a dispute between the Parties concerning the existence or extent of a Release of Hazardous Substances as to which Contributor asserts Acquirer bears responsibility pursuant to this subsection or concerning the nature or cost of Remedial Work performed by Contributor in

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relation to such Release or the Acquirer’s share of such cost, the Parties shall resolve such dispute as provided in Section 8.11.3.12 hereof.

5.5.3.7 Transfers After Closing. In the event of a “transfer of ownership” or “transferring [of] ownership or operations” initiated by Acquirer in relation to the Contributed Assets or the operations conducted by Acquirer on the Leased Real Property or “closing [of] operations” by Acquirer on the Leased Real Property, as such terms are defined at N.J.A.C. 7:26B-1.4, including the expiration or termination of the Ground Lease or the exercise by Acquirer of its option to purchase the Premises and Leased Real Property together with the completion of such conveyance, Acquirer shall, at its sole cost and expense, prepare, certify and submit to NJDEP, or cause a LSRP to prepare, certify and submit to NJDEP, as the case may be, all required ISRA Submissions and perform all actions, including Remedial Work, required to achieve compliance with ISRA in relation to such transaction or event.

5.5.4 Compliance With RCRA. The Contributor shall take all actions at its sole cost and expense, including the performance of all Remedial Work required by the NJDEP in order to comply with the requirements of the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 and the NJPDES DSW/DGW Permit in relation to the closure and post-closure maintenance, soil monitoring and detection of groundwater monitoring of the hazardous waste land treatment unit present at the Refinery Complex, until such time as the NJDEP terminates such Permit or otherwise confirms in writing that the Contributor has satisfied its requirements or is no longer subject to the same. The Contributor shall perform such Remedial Work in accordance with Section 5.5.3.5 hereof and the Acquirer shall comply with its obligations under Section 5.5.3.5) of this Agreement in relation to such Remedial Work. Acquirer shall be obligated to bear the cost of any such Remedial Work resulting from Releases of Hazardous Substances occurring after the Closing as provided in Section 5.5.3.6 hereof.

Section 5.6 Foreign Trade Zone. The Refinery Complex is operating in the Foreign Trade Subzone 142C (the “Subzone”) under a valid grant of authority from the Foreign Trade Zones Board and has been activated with the U.S. Customs Service. From and after the Closing, the Contributor will take all actions necessary, with the cooperation of the Acquirer, to allow the Acquirer to own and operate the Contributed Assets and utilize the Subzone in the conduct of its business at the Refinery Complex, including, if necessary, notifying the Foreign Trade Zones Board and any other applicable Governmental Authorities of the transfer of the Contributed Assets from the Contributor to the Acquirer; provided, however, that the Contributor shall remain the operator of the Subzone from and after the Closing and shall provide FTZ-related services to the Acquirer pursuant to and in accordance with the Site Services Agreement.

Section 5.7 Termination of Other Agreements. Contributor and Acquirer agree that, on the Effective Date, the 2004 Site Services Agreement, the 2008 Dock and Throughput Agreement, the Eagle Point Dock Agreement and the Master Tank Lease and Operating Agreement shall terminate and be of no further force or effect.

Section 5.8 Contributed Meters. Within sixty (60) days after Closing, the Contributor shall, at its sole cost and expense, undertake a calibration or testing of the meters and instrumentation included as part of the Contributed Assets (each, a “Contributed Meter”). SPMT shall have the right to participate in any calibration or testing of a Contributed Meter. The

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Contributor shall give SPMT timely notice of the results of calibration or testing. If SPMT disputes the result of the calibration or testing with respect to any Contributed Meter, SPMT may have the calibration or testing undertaken by an independent qualified third party mutually acceptable to the Contributor and SPMT, and the costs of such independent calibration or testing shall be shared equally by the Contributor and SPMT. If any Contributed Meter is out of service or discovered to register inaccurately, the Contributor shall, at its sole cost and expense, repair, replace or re-calibrate such Contributed Meter.

ARTICLE 6

REMEDIES FOR BREACHES OF AGREEMENT

Section 6.1 Survival of Representations and Warranties. All of the representations and warranties of a Party contained in this Agreement or in any Schedule, Exhibit, certificate or other writing delivered pursuant hereto or in connection herewith are material, shall be deemed to have been relied upon by the other Parties and shall survive the Closing under this Agreement regardless of any investigations, and continue for a period of two (2) years after the Effective Date, except that the representations and warranties provided in Sections 3.1.1, 3.1.2 and 3.2.1, 3.2.2 shall survive indefinitely. Any claim asserted in writing prior to the expiration of the representation or warranty that is the basis for such claim shall survive until such claim is finally resolved and satisfied, irrespective of the period for the survival of such representation or warranty provided for herein.

Section 6.2 Indemnification Provisions for Benefit of the Acquirer.

6.2.1 The Contributor shall defend, indemnify and hold harmless the Acquirer and its Affiliates and their respective successors and each of the respective directors and officers (or Persons in any similar capacity if such Person is not a corporation), employees, consultants and agents of the Acquirer and its Affiliates and successors (each, a “Acquirer Indemnified Party”) against and agree to hold each Acquirer Indemnified Party harmless from any and all Adverse Consequences incurred or suffered by such Acquirer Indemnified Party to the extent resulting or arising from, or attributable to, any of the following matters:

6.2.1.1 any breach of any representation or warranty of the Contributor under this Agreement or in any certificate, Schedule or Exhibit delivered pursuant hereto;

6.2.1.2 any breach of any covenant of the Contributor under this Agreement or in any certificate, Schedule or Exhibit delivered pursuant hereto;

6.2.1.3 any of the Excluded Liabilities as set forth in this Agreement (other than Taxes, which are addressed in Section 7.5); and

6.2.1.4 all claims relative to any bulk sales or transfer Laws.

6.2.2 Limitations of Liability. Notwithstanding anything herein provided to the contrary, the Contributor shall have no obligation to indemnify or liability to the Acquirer

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Indemnified Parties pursuant to this Article 6 to the extent that the aggregate amount of all Adverse Consequences indemnified against under this Article 6 exceeds an amount equal to the Indemnity Cap; provided, however, that the foregoing limitation on the Contributor’s obligation to indemnify or liability shall not limit the Contributor’s liability to the Acquirer Indemnified Parties pursuant to this Article 6 for any Excluded Liability or for any breach of any covenant contained in Article 7.

6.2.3 Exclusive Remedy. The Acquirer acknowledges and agrees that the indemnification provisions in this Article 6 and the indemnification provisions in Articles 5 and 7 shall be the exclusive remedies of the Acquirer, the Acquirer Indemnified Parties and their respective Affiliates with respect to the transactions contemplated by this Agreement; provided, that the foregoing shall not be construed as limiting any right of indemnification or other remedy of the Acquirer under any Ancillary Agreement. Without limiting the prior sentence, the Acquirer hereby waives any claim or cause of action pursuant to common or statutory Law or otherwise against the Contributor and its Affiliates with respect to Adverse Consequences of any nature whatsoever that relate to this Agreement or are attributable to the Contributed Assets, whether arising before, on or after the Effective Date. Each Party agrees that the previous sentence shall not limit or otherwise affect any non-monetary right or remedy which any Acquirer Indemnified Party may have under this Agreement or an Ancillary Agreement or otherwise limit or affect any Acquirer Indemnified Party’s right to seek equitable relief, including the remedy of specific performance for non-monetary relief. Notwithstanding the limitations contemplated by Section 6.2.2 above, each Party acknowledges that nothing herein or in any Ancillary Agreement (or in any instrument or other writing delivered in connection herewith or therewith) shall be construed as an assumption by the Acquirer of, or otherwise requiring the Acquirer to assume, any Excluded Liability. Accordingly, in the event of any Third Party Claim relating to any Excluded Liability, nothing herein or in any Ancillary Agreement (or in any instrument or other writing delivered in connection herewith or therewith) shall be construed as restricting any Acquirer Indemnified Party from taking the position or otherwise asserting that (i) the Contributor (or its Affiliates) are responsible or liable for such Third Party Claim to the extent that such Third Party Claim constitutes an Excluded Liability, (ii) neither the Acquirer nor any of its Affiliates has ever assumed or agreed to be responsible for any Excluded Liability, and/or (iii) all Excluded Liabilities remain the sole responsibility of, and are to be discharged and performed as and when due by, the Contributor or its Affiliates.

In addition, nothing herein or in any other Ancillary Agreement (or in any instrument or other writing delivered in connection herewith or therewith) shall be construed as restricting any Acquirer Indemnified Party from asserting any claim in respect of any Excluded Liability, Assumed Liability or other matter against any Person (other than any Contributor or current Affiliate thereof), including any prior owner of the Contributed Assets (other than any Contributor or current Affiliate thereof); provided such Person does not have any right to indemnity or other right of recovery from the Contributor or the Contributor’s current Affiliates with respect thereto, except that the restriction in this proviso shall not apply to any Excluded Liability for which the Contributor is obligated to indemnify the Acquirer Indemnified Parties under this Article 6 or Article 7 and have failed for any reason to provide such indemnification.

Section 6.3 Indemnification Provisions for the Benefit of Contributor.

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6.3.1 The Acquirer shall defend, indemnify and hold harmless the Contributor, its Affiliates, the Contributor’s and its Affiliate’s respective successors and each of the respective directors and officers (or Persons in any similar capacity if such Person is not a corporation), employees, consultants and agents of the Contributor, its Affiliates and their respective successors (each a “Contributor Indemnified Party”) against and agree to hold each Contributor Indemnified Party harmless from any and all Adverse Consequences incurred or suffered by such Contributor Indemnified Party to the extent resulting or arising from, or attributable to, any of the following matters:

6.3.1.1 any breach of any representation or warranty of the Acquirer under this Agreement or in any certificate, Schedule or Exhibit delivered pursuant hereto;

6.3.1.2 any breach of any covenant of the Acquirer under this Agreement or in any certificate, Schedule or Exhibit delivered pursuant hereto; or

6.3.1.3 any of the Assumed Liabilities as set forth in this Agreement.

6.3.2 Limitations of Liability. Notwithstanding anything herein provided to the contrary, Acquirer shall have no obligation to indemnify or liability to the Contributor Indemnified Parties pursuant to this Article 6 to the extent that the aggregate amount of all Adverse Consequences indemnified against under this Article 6 exceeds an amount equal to the Indemnity Cap; provided, however, that the foregoing limitation on the Acquirer’s and Sunoco Logistics’ obligations to indemnify or liability shall not limit the Acquirer’s liability to the Contributor Indemnified Parties pursuant to this Article 6 for any Assumed Liability.

6.3.3 Exclusive Remedy. The Contributor acknowledges and agrees that the indemnification provisions in this Article 6 and the indemnification provisions in Article 5 and Article 7 shall be the exclusive remedies of the Contributor, the Contributor Indemnified Parties and their Affiliates with respect to the transactions contemplated by this Agreement. Without limiting the prior sentence, the Contributor hereby waives any claim or cause of action pursuant to common or statutory Law or otherwise (except as provided in this Agreement) against the Acquirer and its Affiliates with respect to Adverse Consequences of any nature whatsoever that relate to this Agreement. Each Party agrees that the previous sentence shall not limit or otherwise affect any non-monetary right or remedy which any Contributor Indemnified Party may have under this Agreement or otherwise limit or affect any Contributor Indemnified Party’s right to seek equitable relief, including the remedy of specific performance for non-monetary relief. Without limiting the prior sentence, the Contributor hereby waives any claim or cause of action pursuant to common or statutory Law or otherwise against Acquirer and its Affiliates with respect to Adverse Consequences of any nature whatsoever that relate to this Agreement. Each Party agrees that the previous sentence shall not limit or otherwise affect any non-monetary right or remedy which any Contributor Indemnified Party may have under this Agreement or an Ancillary Agreement or otherwise limit or affect any Contributor Indemnified Party’s right to seek equitable relief, including the remedy of specific performance for non-monetary relief.

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Section 6.4 Matters Involving Third Parties.

6.4.1 If any Third Party shall notify any Party with respect to any action or claim by a Third Party (a “Third Party Claim”) that may give rise to a right to claim for indemnification against any other Party under Section 6.2 or Section 6.3, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that failure to give timely notice shall not affect the right to indemnification to the extent such failure to give timely notice is not prejudicial to the Indemnifying Party.

6.4.2 The Indemnifying Party, in accordance with the procedures set forth in Section 6.5, will have the right to assume and conduct the defense of the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably) unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Indemnified Party. As provided in Section 6.5, the Indemnifying Party may assume the defense of a Third Party Claim, at the Indemnifying Party’s cost and expense, without also accepting and agreeing to the claim for indemnification described in the related Claim Notice.

6.4.3 Unless and until the Indemnifying Party assumes the defense of the Third Party Claim as provided in Section 6.4.2, the Indemnified Party may defend against the Third Party Claim in any manner it reasonably may deem appropriate for the account of the Indemnifying Party.

6.4.4 In no event will the Indemnified Party consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party which consent shall not be withheld unreasonably.

6.4.5 If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting the Third Party Claim which the Indemnifying Party elects to contest, including the making of any related counterclaim or cross-complaint against any Person (other than a Acquirer Indemnified Party, if the Indemnified Party is a Acquirer Indemnified Party, or a Contributor Indemnified Party, if the Indemnified Party is a Contributor Indemnified Party).

6.4.6 The Party who is conducting the defense against the Third Party Claim shall provide each other Party such information possessed by the Party who is conducting such defense as such other Party shall reasonably request with respect to the Third Party Claim and the defense thereof.

Section 6.5 Procedures. The Party seeking indemnification under this Agreement (the “Indemnified Party”) may make claims for indemnification hereunder by giving written notice (a “Claim Notice”) to the Party required to provide indemnification hereunder (the “Indemnifying Party”). Such notice shall briefly explain the nature of the claim and the parties known to be involved, and shall specify the amount thereof to the extent known by the

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Indemnified Party. Each Indemnifying Party to which a Claim Notice is given shall respond to any Indemnified Party that has given a Claim Notice (a “Claim Response”) within twenty (20) days (the “Response Period”) after the date that the Claim Notice is given. Any Claim Notice or Claim Response shall be given in accordance with the notice requirements hereunder, and any Claim Response shall specify whether or not the Indemnifying Party giving the Claim Response disputes the claim for indemnification described in the Claim Notice and whether it will defend any Third Party Claim specified in such Claim Notice at its own cost and expense. If any Indemnifying Party fails to give a Claim Response within the Response Period, such Indemnifying Party shall be deemed to have disputed the claim for indemnification described in the related Claim Notice and to have elected not to defend any Third Party Claim specified in such Claim Notice. The aforesaid election or deemed election by the Indemnifying Party not to assume the defense of the Indemnified Party with respect to any Third Party Claim specified in such Claim Notice, however, shall, except as contemplated by the following proviso, be subject to the right of the Indemnifying Party to subsequently assume the defense of the Indemnified Party with respect to any such Third Party Claim at any time prior to settlement or final determination thereof, provided that the Indemnifying Party shall not have the right to so assume the defense of the Indemnified Party with respect to any Third Party Claim which the Indemnifying Party has (or is deemed to have) previously elected not to defend to the extent that the Indemnified Party would be prejudiced as a result of such assumption. If an Indemnifying Party then or thereafter elects pursuant to the foregoing to assume the defense of an Indemnified Party with respect to a Third Party Claim specified in such Claim Notice, then, without limiting any action the Indemnifying Party may have on account of actual fraud, the Indemnifying Party shall not be entitled to recover from the Indemnified Party the costs and expenses incurred by the Indemnifying Party in providing such defense, whether or not the Indemnifying Party disputes or is deemed to have disputed the claim for indemnification described in the related Claim Notice. If any Indemnifying Party gives a Claim Response with respect to a Claim Notice and fails to dispute (or reserve the right to dispute) any claim for indemnification described in such Claim Notice, then the Indemnifying Party shall be deemed to have accepted and agreed to each such claim for indemnification as to which it fails to dispute or reserve the right to dispute in its Claim Response.

ARTICLE 7

TAX MATTERS

Section 7.1 Tax Preparation. The following provisions shall govern the allocation of responsibility as between the Acquirer and the Contributor for certain Tax matters following the Effective Date:

7.1.1 Tax Periods Ending on or Before the Effective Date. The Contributor shall prepare or cause to be prepared and file or cause to be filed all Tax Returns with respect to the Contributed Assets and the business conducted in connection with such assets for all periods ending on or prior to the Effective Date regardless of when they are to be filed. Except for various intercompany reimbursements, contractual obligations related to taxes, offsets and/or any other miscellaneous items, the Contributor shall pay or cause to be paid the Taxes attributable to the Contributed Assets with respect to such periods.

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7.1.2 Tax Periods Beginning Before and Ending After the Effective Date. The Acquirer shall prepare or cause to be prepared and file or cause to be filed any Tax Returns with respect to the Contributed Assets for Tax periods which begin before the Effective Date and end after the Effective Date. Subject to Article VI of the Ground Lease, the Acquirer shall pay or cause to be paid the Taxes attributable to the Contributed Assets with respect to such periods. The Contributor shall pay to the Acquirer within fifteen (15) days after the date on which Taxes are paid with respect to such periods an amount equal to the portion of such Taxes that relates to the portion of such Tax period ending on the Effective Date. In the case of Taxes that are payable with respect to a taxable period that begins before the Effective Date and ends after the Effective Date, the portion of any such Tax that is allocable to the portion of the period ending on the Effective Date shall be (a) in the case of Taxes that are based upon or related to income or gross receipts or sales or use Tax, deemed equal to the amount that would be payable if the taxable year ended with the Effective Date; and (b) in the case of any Taxes other than gross receipts, sales or use Tax and Taxes based upon or related to income, deemed to be the amount of such Taxes for the entire period, multiplied by a fraction the numerator of which is the number of calendar days in the period ending on the Effective Date and the denominator of which is the number of calendar days in the entire period.

Section 7.2 Access to Information. After the Closing, the Contributor shall continue to allow the Acquirer (or their designees) access at all reasonable times to all of the information, books, and records relating to the Contributed Assets within the possession of the Contributor, and shall afford the Acquirer (or its designees) the right (at the Acquirer’s expense) to take extracts therefrom and to make copies thereof, to the extent reasonably necessary to permit the Acquirer (or its designees) to prepare Tax Returns and to conduct negotiations with Taxing Authorities. After the Closing, the Acquirer shall grant to the Contributor (or its designees) access at all reasonable times to all of the information, books and records relating to the Contributed Assets within the possession of the Acquirer (including Tax work papers and correspondence with Taxing Authorities), and shall afford the Contributor (or its designees) the right (at the Contributor’s expense) to take extracts therefrom and to make copies thereof, to the extent reasonably necessary to permit the Contributor (or its designees) to prepare Tax Returns and to conduct negotiations with Taxing Authorities.

Section 7.3 Transfer Taxes. The Acquirer and the Contributor shall each pay one-half of all Transfer Taxes resulting from the assignment of the Contributed Assets. The Acquirer shall prepare and timely file all Tax Returns or other documentation relating to such Transfer Taxes; provided, however, that to the extent required by applicable Laws, the Contributor will join in the execution of any such Tax Returns or other documents relating to such Taxes. The Acquirer shall provide the Contributor with copies of each such Tax Return or other document at least fifteen (15) days prior to the date on which such Tax Return or other document is required to be filed for review and approval by the Contributor, such approval not to be unreasonably withheld. The Acquirer and the Contributor believe that the transfer of the Contributed Assets will be exempt from New Jersey sales and use tax as a casual or occasional sale.

Section 7.4 Assistance and Cooperation. After the Effective Date, in the case of any audit, examination, or other proceeding with respect to Taxes (“Tax Proceeding”) for which the Contributor is or may be liable pursuant to this Agreement, the Acquirer shall inform the Contributor within ten (10) days of the receipt of any notice of such Tax Proceeding, and shall

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afford the Contributor, at the Contributor’s expense, the opportunity to control the conduct of such Tax Proceeding. The Acquirer shall execute or cause to be executed powers of attorney or other documents necessary to enable the Contributor to take all actions desired by the Contributor with respect to such Tax Proceeding to the extent such Tax Proceeding may affect the amount of Taxes for which the Contributor is liable pursuant to this Agreement. The Contributor shall have the right to control any such Tax Proceedings and to initiate any claim for refund, file any amended return, or take any other action that it deems appropriate with respect to such Taxes.

Section 7.5 Tax Indemnity. Notwithstanding any other provisions of this Agreement, Sections 7.5, 7.6 and 6.2 shall apply to indemnification by the Contributor to the Acquirer for, and shall be the sole remedy of the Acquirer in respect of, the Adverse Consequences described in the following sentence. The Contributor agrees to indemnify and hold harmless the Acquirer from and against the entirety of any and all Adverse Consequences that the Acquirer may suffer for any Taxes attributable to the Contributed Assets with respect to any Tax year ending on or before the Effective Date or for any Tax year beginning before and ending after the Effective Date to the extent allocable (determined in a manner consistent with Section 7.1) to the portion of such period beginning before and ending on the Effective Date. In no event shall the Contributor’s obligation to indemnify the Acquirer for any Adverse Consequences under this Section 7.5 exceed the Indemnity Cap. No right to indemnity shall exist if the Adverse Consequence is the result of actions of the Acquirer or its Affiliates.

Section 7.6 Tax Indemnity Claims. The provisions of this Section 7.6 shall apply only to the indemnification provided for under Section 7.5. If a claim for Taxes is made against the Acquirer and if the Acquirer intends to seek indemnity with respect thereto under Section 7.5, the Acquirer shall promptly furnish written notice to the Contributor of such claim. Failure of the Acquirer to so notify the Contributor within sixty (60) days of the claim being made against the Acquirer shall terminate all rights of the Acquirer to indemnity by the Contributor as to such claim to the extent the Contributor’s position is prejudiced as a result thereof (whether due to an adverse affect on their ability to contest such claim or otherwise). The Contributor shall have thirty (30) days after receipt of such notice to undertake, conduct, and control (through counsel of its own choosing and at its own expense) the settlement or defense thereof, and the Acquirer shall cooperate with them in connection therewith. The Contributor shall permit the Acquirer to participate in such settlement or defense through counsel chosen by the Acquirer (but the fees and expenses of such counsel shall be paid by the Acquirer). So long as the Contributor, at the Contributor’s cost and expense, (i) have undertaken the defense of, and assumed full responsibility for all indemnified Adverse Consequences with respect to, such claim, (ii) are reasonably contesting such claim in good faith, by appropriate proceedings, and (iii) have taken such action (including the posting of a bond, deposit, or other security) as may be necessary to prevent any action to foreclose a lien against or attachment of the property of the Acquirer for payment of such claim, the Acquirer shall not pay or settle any such claim. Notwithstanding compliance by the Contributor with the preceding sentence, the Acquirer shall have the right to pay or settle any such claim, but in such event they shall waive any right to indemnity by the Contributor for such claim. If within thirty (30) days after the receipt of the Acquirer’s notice of a claim of indemnity hereunder, the Contributor does not notify the Acquirer that they elect (at the Contributor’s cost and expense) to undertake the defense thereof and assume full responsibility for all indemnified Adverse Consequences with respect thereto, or give such notice

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and thereafter fail to contest such claim in good faith or to prevent action to foreclose a lien against or attachment of the Acquirer’s property as contemplated above, the Acquirer shall have the right to contest, settle, or compromise such claim and the Acquirer shall not thereby waive any right to indemnity for such claim under this Agreement.

Section 7.7 Tax Refunds. Refunds of Taxes paid or payable with respect to Taxes attributable to the Contributed Assets shall be promptly paid as follows (or to the extent payable but not paid due to offset against other Taxes shall be promptly paid by the Party receiving the benefit of the offset as follows): (i) to the Contributor if attributable to Taxes with respect to any Tax year ending on or before the Effective Date or for any Tax year beginning before and ending after the Effective Date to the extent allocable (determined in a manner consistent with Section 7.1) to the portion of such period beginning before and ending on the Effective Date; and (ii) to the Acquirers if attributable to Taxes with respect to any Tax year beginning after the Effective Date or for any Tax year beginning before and ending after the Effective Date to the extent allocable (determined in a manner consistent with Section 7.1) to the portion of such period ending after the Effective Date.

Section 7.8 Certification of Non-Foreign Status. On the Effective Date, the Contributor shall deliver to the Acquirer a certificate signed under penalties of perjury (i) stating that it is not a foreign corporation, foreign partnership, foreign trust or foreign estate, (ii) providing its U.S. Employer Identification Number, and (iii) providing its address, all pursuant to Section 1445 of the Code.

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ARTICLE 8

MISCELLANEOUS

Section 8.1 Press Releases and Confidentiality. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party, which approval shall not be unreasonably withheld; provided that any Party may make any public disclosure it believes in good faith is required by applicable Law or any listing or trading agreement concerning its publicly traded securities (in which case the disclosing Party will advise the other Party before making the disclosure). Each Party shall keep all information obtained from the other either before or after the date of this Agreement, or related to each Contribution described in Section 2.1, the contents of this Agreement or the negotiation of this Agreement confidential, and no Party shall reveal such information to, nor produce copies of any written information for, any Person outside its management group or its professional advisors (including lenders and prospective financing sources) without the prior written consent of the other Parties, unless such Party is compelled to disclose such information by judicial or administrative process or by any other requirements of Law or disclosure is reasonably necessary to obtain a license or a consent. Notwithstanding the foregoing, each Party’s obligations under this Section shall not apply to any information or document which (i) is or becomes the subject of a subpoena or other legal process, (ii) is or becomes available to the public other than as a result of a disclosure by such Party or its Affiliates in violation of this Agreement or other obligation of confidentiality under which such information may be held, or (iii) was obtained or is or becomes available to such Party on a non-confidential basis from a source other than the other Party or its Representatives. Except as may be required by Law, the Parties shall seek appropriate protective orders or confidential treatment for the Schedules to this Agreement in connection with any filing with or disclosure to any Governmental Authority. The Parties’ obligations under this Section shall survive the Closing for a period of three (3) years.

Section 8.2 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns. Any Indemnified Party (other than the Parties and their respective successors and permitted assigns) shall not be a third party beneficiary of this Agreement and shall be defended, indemnified and held harmless under the terms of this Agreement only to the extent that a Party expressly elects to exercise such rights of defense, indemnity and hold harmless on behalf of such Indemnified Party pursuant to Article 6. Any claim for defense, indemnity or to be held harmless hereunder on behalf of an Indemnified Party (other than the Parties and their respective successors and permitted assigns) must be made and administered by a Party.

Section 8.3 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. Neither the Contributor nor the Acquirer may assign either this Agreement or any of its rights, interests or obligations hereunder.

Section 8.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but which together will constitute one and the same instrument.

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Section 8.5 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given two (2) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Contributor:	Sunoco, Inc. (R&M)
1818 Market Street, 15th Floor
Philadelphia, PA 19103
Attention: Brian P. MacDonald, Senior Vice President and CFO

With a copy to:	Sunoco, Inc. (R&M)
1818 Market Street, 15th Floor
Philadelphia, PA 19103
Attention: Stacy L. Fox, Senior Vice President and General
Counsel

If to the Acquirer:	Sunoco Logistics Partners L.P.
c/o Sunoco Partners LLC
1818 Market Street, 15th Floor
Philadelphia, PA 19103
Attention: Michael J. Hennigan, President & COO

With a copy to:	Sunoco Logistics Partners L.P.
1818 Market Street, 15th Floor
Philadelphia, PA 19103
Attention: Kathleen Shea-Ballay, Vice President and General
Counsel

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the addresses set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving notice in the manner herein set forth.

Section 8.6 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic Laws of the state of New York without giving effect to any choice or conflict of law provision or rule (whether of the state of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the state of New York. The Parties hereby consent to the jurisdiction of any state or federal court located within New York County and irrevocably agree that all actions or proceedings related to this Agreement shall be litigated in such courts and each Party waives any defense of forum non conveniens and agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each

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Party agrees that service upon it by registered mail shall constitute sufficient notice; provided that nothing herein shall affect the right to serve process in any other manner permitted by law.

Section 8.7 Entire Agreement and Amendments. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they have related in any way to the subject matter of this Agreement. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties hereto.

Section 8.8 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

Section 8.9 Transaction Expenses. The Parties will each bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby except as expressly provided otherwise herein. Except as this Agreement otherwise provides (including Section 5.5 hereof), the Contributor on the one hand and the Acquirer on the other shall each be responsible for 50% of the payment of the aggregate costs associated with obtaining the consents, approvals or authorizations necessary to effect the transfer of the Contributed Assets to the Acquirer as contemplated herein.

Section 8.10 Waiver of Bulk Sales Law Compliance. The Acquirer and Sunoco Logistics hereby waives compliance or its equivalent by the Contributor with the requirements, if any, of Article 6 of the Uniform Commercial Code as in force in any state in which Contributed Assets are located and all other similar laws applicable to bulk sales and transfers; provided, however, that, notwithstanding anything to the contrary in Article 6, the Contributor shall indemnify and hold the Acquirer and Sunoco Logistics harmless from any Adverse Consequences as a result of such waiver.

Section 8.11 Arbitration.

8.11.1 It is agreed by the Parties, as a severable and independent arbitration agreement separately enforceable from the remainder of this Agreement, that if the Parties hereto or the respective successors, assigns, heirs or legal representatives of any of the foregoing are unable to amicably resolve any dispute or difference arising under or out of, in relation to or in any way connected with this Agreement (whether contractual, tortious, equitable, statutory or otherwise), such matter shall be finally and exclusively referred to and settled by arbitration under the Commercial Arbitration Rules of the American Arbitration Association (the “AAA”); provided that, the foregoing shall not prevent any Party from seeking any court order in aid of arbitration. In the event of any conflict between the Commercial Arbitration Rules of the AAA and the provisions of this Section 8.11.1, the provisions of this Section 8.11.1 shall govern and control.

8.11.2 The arbitration shall be heard and determined by three (3) arbitrators. Each side shall appoint an arbitrator of its choice within fifteen (15) days of the submission of a

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notice of arbitration. Such appointed arbitrators shall in turn appoint a presiding arbitrator of the tribunal within fifteen (15) days following their appointment. If such appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal and/or one Party fails or refuses to appoint its appointed arbitrator within the prescribed period, the appointing authority for the presiding arbitrator and/or such Party-appointed arbitrator shall be the AAA, who, in each case, shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim or bear any relationship to either Party. If an arbitrator should die, withdraw or otherwise become incapable of serving, or refuse to serve, a successor arbitrator shall be selected and appointed in the same manner as the original arbitrator.

8.11.3 Unless otherwise expressly agreed in writing by the parties to the arbitration proceedings:

8.11.3.1 The arbitration proceedings shall be held in Philadelphia, Pennsylvania;

8.11.3.2 The arbitrators shall be and remain at all times wholly independent and impartial;

8.11.3.3 The arbitration proceedings shall be conducted under the Commercial Arbitration Rules of the AAA, as amended from time to time;

8.11.3.4 Any procedural issues not determined under the arbitration rules selected pursuant to Section 8.11.3.3 shall be determined by the arbitration act and any other Laws of the State of New York, other than those laws which would refer the matter to another jurisdiction;

8.11.3.5 All decisions and awards by the arbitration tribunal shall be made by majority vote;

8.11.3.6 The decision of a majority of the arbitrators shall be reduced to writing; shall be final and binding without the right of appeal; and shall be the sole and exclusive remedy regarding any claims, counterclaims, issues or accountings presented to the arbitrators; any damage awards by the arbitrators shall be promptly paid free of any deduction or offset; and any costs or fees incident to enforcing the award shall to the maximum extent permitted by law be charged against the party resisting such enforcement;

8.11.3.7 Consequential, indirect, special, exemplary, punitive or other similar damages shall not be allowed except those payable to Third Parties for which Liability is allocated among the parties by the arbitration award;

8.11.3.8 Any award of damages shall include interest from the date of any breach or violation of this Agreement, as determined by the arbitration award, and from the date of the award until paid in full, at the Prime Rate;

8.11.3.9 The costs of the arbitration proceedings (including reasonable attorneys’ fees and costs) shall be borne in the manner determined by the arbitrator(s);

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8.11.3.10 Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the party owing the judgment, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be; and

8.11.3.11 The arbitration shall proceed in the absence of a party who, after due notice, fails to answer or appear; an award shall not be made solely on the default of a party, but the arbitrator(s) shall require the party who is present to submit such evidence as the arbitrator(s) may determine is reasonably required to make an award.

8.11.3.12 Notwithstanding the foregoing provisions of this Section 8.11.3 of this Agreement, in the event of any dispute between the Parties with respect to their rights and obligations pursuant to Section 5.5.3.6 of this Agreement, the Parties shall resolve the dispute as follows: the Party seeking to initiate dispute resolution shall give written notice of the dispute to the other Party, which notice shall provide reasonable detail concerning the nature of the dispute. Such Party shall also propose an independent LSRP, which LSRP shall have at least ten (10) years of experience advising private clients with respect to site remediation matters and shall not have performed services, including services as a LSRP, for either Party, to participate in the resolution of the dispute. The responding Party shall, within ten (10) days of receipt of such notice, propose an independent LSRP with the qualifications specified in the preceding sentence. The two proposed LSRPs shall agree upon a third LSRP having the qualifications required hereunder and such LSRPs shall resolve the dispute by a majority vote (the three such LSRPs are hereinafter referred to as the “Designated LSRPs”). The Designated LSRPs shall have the right to require the Parties to submit such information as deemed necessary to resolve the dispute and the Parties shall promptly respond to any such request. The Designated LSRPs shall resolve the dispute in writing within sixty (60) days of retention by the Parties. The Parties agree to be bound by the decision of such Designated LSRPs and such decision shall be enforceable in a court of competent jurisdiction, which court shall have jurisdiction and authority to review the decision of the Designated LSRP in the event of any claim by a Party of legal error (including error or the interpretation or application of the terms of this Agreement) or manifest factual error. The substantially prevailing Party shall bear the cost of any dispute resolution undertaken pursuant to this Section.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Parties hereto have executed this Contribution Agreement as of the date first above written.

Contributor:

SUNOCO, INC. (R&M), a Pennsylvania corporation

By:	/s/ DAVID SEXTON
Name:	David Sexton
Title:	Vice President, Strategy & Portfolio

Acquirer:

SUNOCO PARTNERS LLC, a
Pennsylvania limited liability company

By:	/s/ MICHAEL J. HENNIGAN
Name:	Michael J. Hennigan
Title:	President & Chief Operating Officer

SUNOCO LOGISTICS PARTNERS L.P.,
a Delaware limited partnership
By: SUNOCO PARTNERS LLC,
its general partner

By:	/s/ MICHAEL J. HENNIGAN
Name:	Michael J. Hennigan
Title:	President & Chief Operating Officer

SUNOCO LOGISTICS PARTNERS GP LLC,
a Delaware limited liability company

By:	/s/ MICHAEL J. HENNIGAN
Name:	Michael J. Hennigan
Title:	President & Chief Operating Officer

36

Signature Page for Contribution Agreement Continued

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.,
a Delaware limited partnership

By: SUNOCO LOGISTICS PARTNERS GP LLC, its general partner

By:	/s/ MICHAEL J. HENNIGAN
Name:	Michael J. Hennigan
Title:	President

SUNOCO LOGISTICS PARTNERS
OPERATIONS GP LLC, a Delaware limited
liability company

By:	/s/ MICHAEL J. HENNIGAN
Name:	Michael J. Hennigan
Title:	President

SUNOCO PARTNERS MARKETING &
TERMINALS L.P., a Texas limited partnership

By:	SUNOCO LOGISTICS PARTNERS
OPERATIONS GP LLC, its general partner

By:	/s/ MICHAEL J. HENNIGAN
Name:	Michael J. Hennigan
Title:	President

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SCHEDULE 1.1

Definitions and Interpretations

Section 1.1 Definitions. Unless otherwise provided to the contrary in this Agreement, capitalized terms in this Agreement shall have the following meanings:

“2004 Lease and Access Agreement” means the Lease and Access Agreement between the Contributor and SPMT (as successor by merger to Eagle Point Terminals LLC) made and entered into as of March 30, 2004.

“2004 Site Services Agreement” means the Site Services Agreement by and between the Contributor and SPMT (as successor by merger to Eagle Point Terminals LLC) entered into as of March 30, 2004.

“2008 Dock and Throughput Agreement” means the Amended and Restated Dock and Terminal Throughput Agreement (Eagle Point) between the Contributor and the Acquirer dated as of January 24, 2008 and effective January 1, 2008.

“AAA” has the meaning set forth in Section 8.11.1.

“Access Agreements” has the meaning set forth in the recitals hereto.

“Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, actual damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, liens, actual losses, expenses, and fees, including court costs and reasonable attorneys’ fees and expenses, but excluding lost profits, diminution in value, punitive, exemplary, special, indirect or consequential damages, except those payable to Third Parties.

“Affiliate” means, as to the Person specified, any Person controlling, controlled by or under common control with such specified Person; provided, however, that (i) with respect to the Contributor, the term “Affiliate” shall exclude SPLLC, Sunoco Logistics, SLPOLP, SLPOGP and SPMT and each subsidiary thereof and (ii) with respect to the Acquirer, the term “Affiliate” shall exclude the Contributor, Sunoco, Inc. and each subsidiary of Sunoco, Inc. other than SPLLC, Sunoco Logistics, SLPOLP, SLPOGP and SPMT and each subsidiary thereof. The concept of control, controlling or controlled, as used in the aforesaid context, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another, whether through the ownership of voting securities, by contract or otherwise. No Person shall be deemed an Affiliate of any Person solely by reason of the exercise or existence of rights, interests, or remedies under this Agreement.

“Agreement” has the meaning set forth in the preface.

“Ancillary Agreements” means the Tank Farm Agreement, the Ground Lease, the Access Agreements, the Utility Services Agreement, the Site Services Agreement, the Temporary Support Agreement and the Tenant-in-Common Agreement.

“Assigned Contracts” has the meaning set forth in Section 2.2.7.

“Assumed Liabilities” has the meaning set forth in Section 2.4.

“Books and Records” has the meaning set forth in Section 2.2.3.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by law to close.

“Acquirer Indemnified Parties” has the meaning set forth in Section 6.2.1.

“Acquirer” has the meaning set forth in the preface.

“CAA Consent Decree” means the Consent Decree issued in the matter of United States of America & the State of New Jersey v. Eagle Point Oil Company, Civil Act. No. 03-4625 U.S. Dist. Ct. N.J. (2003).

“Claim Notice” has the meaning set forth in Section 6.5.

“Claim Response” has the meaning set forth in Section 6.5.

“Closing” has the meaning set forth in Section 2.7.

“Effective Date” has the meaning set forth in Section 2.7.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor Law.

“Cogeneration Plant” means the natural gas cogeneration facility owned by Sunoco Power Generation, LLC, a wholly owned subsidiary of the Contributor, that currently operates as a merchant power producing facility and is located within the grounds of the Refinery Complex.

“Compliance with ISRA” means the receipt by Contributor of written evidence that Contributor has satisfied the requirements of ISRA in relation to the Refinery Complex in connection with the Existing ISRA Proceedings and any proceeding required to be initiated pursuant to ISRA in connection with the transactions contemplated by this Agreement, including without limitation, a site-wide Response Action Outcome, as defined and used in ISRA, N.J.S.A. 58:10C-1 et seq. and N.J.A.C. 7-26C-1.3, issued by a LSRP or a site-wide No Further Action Letter and Covenant Not To Sue, as defined and used in ISRA, N.J.S.A. 58:10B-1 and 13.1 and N.J.A.C. 7:26C-1.3, issued by the NJDEP, in each case applicable to the Existing ISRA Proceedings and any ISRA proceeding initiated in connection with the transactions contemplated by this Agreement.

“Continuing Employees” has the meaning set forth in Section 5.4.2.

“Contract” means any written, oral, implied or other promise, agreement, contract, understanding, arrangement, instrument, note guaranty, indemnity, representation, warranty, assignment, power of attorney, certificate, purchase order, work order, commitment, covenant, assurance or undertaking of any nature, excluding (i) deeds and (ii) Licenses.

“Contributed Assets” has the meaning set forth in Section 2.1.

“Contributor” has the meaning set forth in the preface.

“Contributor Benefit Plans” has the meaning set forth in Section 5.4.5.

“Contributor Indemnified Parties” has the meaning set forth in Section 6.3.1.

“Costs of Compliance” means all costs (including costs of Remedial Work), capital expenditures, fees and expenditures of any kind associated with attaining or maintaining compliance with any Environmental Law and all costs, fees and expenditures of any kind required to obtain, amend, renew or otherwise maintain any Environmental Permits.

“Current Employees” has the meaning set forth in Section 5.4.1.

“Deferred Distribution Units shall mean the Class A units units having such relative rights, interests and entitlements as set forth in the Third Amended and Restated Agreement of Limited Partnership for Sunoco Logistics, as amended.

“Default” means (a) a breach, default or violation, (b) the occurrence of an event that with or without the passage of time or the giving of notice, or both, would constitute a breach, default or violation or cause an Encumbrance to arise or (c) with respect to any Contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, cancellation, amendment, renegotiation or acceleration or a right to receive damages or a payment of penalties.

“Docks” mean the Acquirer’s or its Affiliates ship and barge docks and associated piping, manifolds, pumps, vapor combustion unit and other appurtenances located in, on or under the Refinery Complex.

“Eagle Point Dock Agreement” means the Eagle Point Dock Agreement between the Contributor and SPMT dated May 18, 2010.

“Employment Date” has the meaning set forth in Section 5.4.2.

“Encumbrance” means any mortgage, pledge, lien, encumbrance, encroachment, charge, other security interest or defect in title, other than those for (a) Taxes, the payment of which is not yet delinquent or which are being contested in good faith, (b) materialmen’s, warehousemen’s, mechanics’ or other liens arising by operation of Law in the ordinary course of business for sums not due and which do not materially detract from the value of the Contributed Assets, (c) statutory liens incurred in the ordinary course of business in connection with worker’s compensation, unemployment insurance, or other forms of Governmental insurance or benefits, and (d) liens or other encumbrances arising in connection with Contributor’s idling of the Refinery Complex.

“Environmental Law” or “Environmental Laws” means all Laws relating to the protection of natural resources, wildlife, or the environment or employee or public health or safety, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901, et seq., New Jersey Industrial Site Recovery Act,

N.J.S.A. 13:1K-6, et seq. and the regulations promulgated thereunder, N.J.A.C. 7:26B-1.1, et seq. (“ISRA”), the Site Remediation Reform Act, N.J.S.A. 58:10C-1, et seq. (“SRRA”), the Clean Air Act, as amended, 42 U.S.C. Section 7401, et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251, et seq., the Oil Pollution Act of 1990, as amended, 33 U.S.C. Section 2701, et seq. the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601, et. seq., the Safe Drinking Water Act, as amended, 42 U.S.C. Section 300f, et. seq., the Federal Hazardous Materials Transportation Law, as amended, 49 U.S.C. Section 5101, et. seq. and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. Section 651, et. seq. and the regulations and Environmental Permits promulgated pursuant thereto, and any foreign, state or local counterparts.

“Environmental Liabilities” means any and all Liabilities, including costs of Remedial Work, assessments, liens, penalties, fines, prejudgment and post-judgment interest, and attorney fees incurred or imposed (a) to comply with or as a result of failure or alleged failure to comply with Environmental Law, (b) pursuant to any order, notice, injunction, judgment or similar ruling arising out of or in connection with any Environmental Law or (c) pursuant to any claim by a Governmental Authority or other Person for personal injury, death, property damage, damage to natural resources or Remedial Work to the extent arising out of a Release or migration of Hazardous Substances.

“Environmental Permits” means all permits, licenses, registrations, exemptions, authorizations, consents, orders, decrees, agreements and approvals (including those entered by consent or agreement) pursuant to Environmental Laws that are necessary for the operation of the Contributed Assets.

“Equipment & Facilities” has the meaning set forth in Section 2.2.1.

“Excluded Assets” has the meaning set forth in Section 2.3.

“Excluded Liabilities” has the meaning set forth in Section 2.5.

“Exchange Act” has the meaning set forth in Section 3.3.5.

“Existing ISRA Proceedings” means the regulatory proceedings pursuant to ISRA in progress as of the Effective Date of this Agreement and relating to the Refinery Complex, including, more specifically, the proceeding initiated in 1984 and bearing ISRA Case No. E 84158, the proceedings initiated in 2003 as a result of the transfer of the Refinery Complex from Coastal Eagle Point Oil Company to Contributor and bearing ISRA Case Nos. E 20030520 and E 20030521, all of which proceedings are being conducted under the aegis of the ISRA Remediation Agreement, and the proceeding initiated by the Contributor in 2010 as a result of the cessation of refining operations at the Refining Complex.

“FMLA” has the meaning set forth in Section 5.4.1.

“Governmental Authority” means the United States and any foreign, state, county, city or other political subdivision, agency, court or instrumentality and any self regulatory organization, such as a securities exchange.

“Ground Lease” has the meaning set forth in the recitals hereto.

“Hazardous Substances” means (i) any chemicals, materials, substances, pollutants, contaminants or items in any form, whether solid, liquid, gaseous, semisolid, or any combination thereof, whether waste materials, raw materials, chemicals, finished products, by-products, or any other materials or articles, which are listed, defined or otherwise designated as hazardous, toxic or dangerous under Environmental Law, including asbestos, polychlorinated biphenyls, radon, urea formaldehyde foam insulation, and lead-containing paints or coatings, (ii) any petroleum, petroleum hydrocarbons, crude oil petroleum derivatives, petroleum products, or by-products of petroleum refining, and (iii) any other chemical material, pollutant, contaminant, substance, waste or item that, by its nature or use, is regulated by Environmental Law or for which any Governmental Authority requires Remedial Work.

“Indemnified Party” has the meaning set forth in Section 6.5.

“Indemnifying Party” has the meaning set forth in Section 6.5.

“Indemnity Cap” means the Purchase Price.

“Institutional and Engineering Controls” shall have the meaning given to such terms in N.J.S.A. 58:10C-2 and N.J.A.C. 7:26E-1.8.

“ISRA Approval” means an authorization pursuant to ISRA to complete the transactions contemplated by this Agreement prior to the achievement of Compliance with ISRA and shall include, at Contributor’s sole option, (i) a Remediation Certification as defined in N.J.A.C. 7:26B-4.3 submitted to the NJDEP, together with the establishment of a remediation funding source in a form permitted by N.J.A.C 7:26C-5 and in an amount certified by a LSRP; (ii) an amendment to the ISRA Remediation Agreement executed by the NJDEP authorizing the completion of the transactions contemplated by this Agreement, together with the establishment of a remediation funding source in a form permitted by N.J.A.C. 7:26C-5 and an amount required by such agreement or amendment; (iii) a Remediation in Progress Waiver approved by the NJDEP pursuant to N.J.A.C. 7:26B-5.4; or (iv) any other written authorization of the NJDEP or a LSRP permitting Contributor to complete the transactions contemplated by this Agreement prior to achieving Compliance with ISRA, together with the establishment of a remediation funding source in a form permitted by N.J.A.C. 7:26C-5 and an amount required by such authorization.

“ISRA Remediation Agreement” means the Remediation Agreement between Contributor and the NJDEP dated as of January 13, 2004 and encompassing ISRA Case Nos. E 84158, E 20030526 and E 20030521.

“ISRA Submission” means any of a General Information Notice, Remediation Certification, Remediation in Progress Waiver Application, Preliminary Assessment Report, Receptor Evaluation, Site Investigation Report, Remedial Investigation Workplan, Remedial Investigation Report, Remedial Action Selection Report, Remedial Action Workplan, and Remedial Action Report (as such term is defined or used in N.J.A.C. 7:26B or 7:26E) or any other submission, certification or report required to achieve Compliance with ISRA.

“Knowledge” of a fact or matter with respect to an individual, means the actual awareness by such individual of such fact or matter.

“Knowledge” or “knowledge” (or phrases of similar import) of a fact or matter with respect to a Person, other than an individual, means the Knowledge of any individual who, at the time such representation, warranty or other statement is made, is then serving as a director or officer of that Person (or in any similar capacity if such Person is not a corporation), and, with respect to the Contributor, any other individual employed by the Contributor that was substantially involved in the review, negotiation or execution of, or due diligence associated with, this Agreement.

“Laws” means any law, statute, code, regulation, rule, injunction, judgment, ordinance, order, decree, ruling, directive, charge, or other restriction of any applicable Governmental Authority, including Environmental Laws.

“Leased Real Property” means the portion of the real property owned by the Contributor at the Refinery Complex that, as of the Effective Date, will be leased by SPMT from the Contributor under, and which is more particularly described in, the Ground Lease. The term “Leased Real Property”, as used herein, shall not include the Premises.

“Liability” or “Liabilities” means any direct or indirect liability, indebtedness, obligation, cost, expense, claim, loss, damage, deficiency, guaranty or endorsement of or by any Person, absolute or contingent, asserted or unasserted, accrued or unaccrued, due or to become due, liquidated or unliquidated.

“Licenses” has the meaning set forth in Section 2.2.2.

“LSRP” means a Licensed Site Remediation Professional as defined in N.J.S.A. 58:10C-2 and N.J.A.C 7:26C-1.3.

“Master Tank Lease and Operating Agreement” means that certain Master Tank Lease and Operating Agreement dated as of May 20, 2011 by and between SPMT and Sunoco, Inc. (R&M).

“Material Adverse Effect” means any change, development, effect, condition or occurrence that could reasonably be expected to (i) be material and adverse to (A) the assets, properties, business, results of operations, or financial condition, as a whole, when used with respect to a Person, or (B) the Contributed Assets, (ii) subject the Acquirer to any criminal or material civil liability or (iii) prevent a Party from performing any of its material obligations under this Agreement or consummation of the transactions contemplated hereby, it being understood that none of the following shall be deemed to constitute a Material Adverse Effect: (v) any effect resulting from entering into this Agreement or the announcement of the transactions contemplated by this Agreement; (w) any effect resulting from changes in the economy, as a whole, of the United States or the world; (x) any changes in commodity prices or refining margins; (y) any effect on the Contributed Assets resulting from changes in a financial rating published by a third party rating agency; and (z) any effect resulting from changes (including any change in Law or regulatory policy) that are the result of factors generally affecting the specific industry or any specific market in which the applicable Person competes and not affecting such Person or the Contributed Assets in any manner or degree significantly different than such industry or such market as a whole.

Natural Gas Line has the meaning set forth in Section 2.2.1.

“NJDEP” means the New Jersey Department of Environmental Protection, its departments, bureaus or subdivisions.

“NJPDES DSW/DGW Permit” means the Final Major Modification to NJPDES DSW/DGW Permit No. NJ 0005401 issued to CEPOC on June 30, 1989 and requiring closure, post-closure maintenance, soil monitoring and detection groundwater monitoring of a hazardous waste land treatment unit at the Refinery Complex.

“Organizational Documents” means the articles of incorporation, certificate of incorporation, charter, bylaws, articles or certificate of formation, regulations, operating agreement, certificate of limited partnership, partnership agreement, and all other similar documents, instruments or certificates executed, adopted, or filed in connection with the creation, formation, or organization of a Person, including any amendments thereto.

“Party” means each of the Contributor and any Acquirer.

“Person” means any individual, corporation (including any non profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Authority.

“Power & Boiler Houses” mean the areas and facilities located at the Refinery Complex that house four boilers, three turbine generators and their associated equipment.

“Premises” has the meaning set forth in the 2004 Lease and Access Agreement.

“PSE&G” means the Public Service Electric and Gas Company.

“Refinery Complex” has the meaning set forth in the recitals.

“Refinery Site-Wide Licenses” has the meaning set forth in Section 5.5.

“Related” means used or held for use in connection with the ownership, operation or maintenance of, arising from, or related to.

“Release” shall have the meaning set forth in Environmental Laws, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et. seq., and any analogous state Laws, but also shall include any threatened Release and the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of a Hazardous Substance into the environment, but does not include migration of Hazardous Substances already present in the environment.

“Remedial Work” means action of any kind to address a Release or the presence of Hazardous Substances at, on, in, upon, over, across, under, within or migrating from the Leased Real Property, including all investigative, site monitoring, restoration, abatement, detoxification, containment, handling, treatment, removal, storage, decontamination, clean-up, transport, disposal or other ameliorative work, corrective action or response action required by (a) any Environmental Law, (b) any order or request of any Governmental Authority, or (c) any final judgment, consent decree, settlement or compromise with respect to any Environmental Law, excluding, however, (i) except for Environmental Permits required to implement and complete Remedial Work as described in this definition, the obtaining, amendment, renewal or maintenance of any Environmental Permits, including permits for any “grand fathered” units, and (ii) monetary fines or penalties for violations of Environmental Laws.

“Representative” means, with respect to any Party, such Party and its Affiliates and their directors, officers, agents, consultants, partners, members, managers, employees and advisors (including such Party’s accountants, counsel, environmental consultants, financial advisors, investment bankers and other authorized representatives).

“Response Period” has the meaning set forth in Section 6.5.

“Retained Employees” has the meaning set forth in Section 5.4.3.

“Site Services Agreement” has the meaning set forth in the recitals hereto.

“SPLLC Limited Liability Company Agreement” shall mean the Second Amended and Restated Limited Liability Company Agreement of SPLLC dated as of April 30, 2002, as amended from time to time,

“Subzone” has the meaning set forth in Section 5.8.

“Sunoco Logistics” has the meaning set forth in the preface.

“Tank Farm” means the crude oil, refined products and intermediates storage tanks located at the Refinery Complex identified on Schedule 2.2.1 and all spheres, bullets, valves, pumps and other equipment Related to such storage tanks.

“Tank Farm Agreement” has the meaning set forth in the recitals hereto.

“Tax” or “Taxes” means all taxes, fees, duties and other assessments, however denominated, including any interest, penalties, or additions to tax that may become payable in respect thereof, imposed by any Taxing Authority, which taxes shall include any license or registration fees and all income, franchise, sales, use, excise, motor fuel, petroleum, environmental, gross receipts, occupation, stamp, import, export, real and personal property, transfer, workers’ compensation, payroll and wage withholding, unemployment insurance, social security taxes and any adjustment made by any Taxing Authority to a Tax Return.

“Taxing Authority” means any federal, state, or local government or any agency or political subdivision thereof in the United States or corresponding governmental unit in any foreign country responsible for the imposition of Taxes.

“Tax Proceeding” has the meaning set forth in Section 7.4.

“Tax Return” means all reports, estimates, information statements and returns relating to, or required to be filed in connection with, any Taxes pursuant to the statutes, rules and regulations of any Taxing Authority.

“Third Parties” means a Person which is not (a) a Contributor or an Affiliate of a Contributor, (b) a Acquirer or an Affiliate of a Acquirer or (c) a Person that, after the signing of this Agreement becomes a successor entity of a Contributor, a Acquirer or any of their respective Affiliates. An employee of a Contributor or a Acquirer shall not be deemed an Affiliate.

“Transfer Taxes” means all transfer Taxes (excluding Taxes measured by net income), including sales, realty transfer taxes (pursuant to N.J.S.A. 46:15-7), real property, use, excise, stock, stamp, documentary, filing, recording, permit, license, authorization and similar Taxes, filing fees and similar charges.

“Utility Services Agreement” has the meaning set forth in the recitals hereto.

“Wastewater Treatment Plant” means the wastewater treatment system and plant located at the Refinery Complex.

Section 1.2 Interpretations. Unless expressly provided for elsewhere in this Agreement, this Agreement shall be interpreted in accordance with the following provisions:

1. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa;

2. If a word or phrase is defined, its other grammatical forms have a corresponding meaning;

3. A reference to a person, corporation, trust, estate, partnership, or other entity includes any of them;

4. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement;

5. All references in this Agreement to articles, sections or subdivisions thereof shall refer to the corresponding article, Section or subdivision thereof of this Agreement unless specific reference is made to such articles, sections, or subdivisions of another document or instrument;

6. A reference to any agreement or document (including a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced, except to the extent prohibited by this Agreement or that other agreement or document;

7. No waiver by any Party of any default by any other Party in the performance of any provision, condition or requirement herein shall be deemed to be a waiver of, or in any manner release any other Party from, performance of any other provision, condition or requirement herein, nor shall such waiver be deemed to be a waiver of, or in any manner a release of, any other Party from future performance of the same provision, condition or requirement. Any delay or omission of any Party to exercise any right hereunder shall not impair the exercise of any such right, or any like right, accruing to it thereafter. The failure of any Party to perform its obligations hereunder shall not release any other Party from the performance of its obligations, subject to a right of set-off;

8. A reference to any Party to this Agreement or another agreement or document includes the Party’s successors and assigns;

9. A reference to legislation or to a provision of legislation includes a modification or reenactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it;

10. A reference to a writing includes a facsimile transmission of it and any means of reproducing of its words in a tangible and permanently visible form;

11. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, Schedule and exhibit references are to this Agreement unless otherwise specified;

12. The word “including,” “include,” “includes” and all variations thereof shall mean “including without limitation”;

13. The word “or” will have the inclusive meaning represented by the phrase “and/or”;

14. The phrase “and/or” when used in a conjunctive phrase, shall mean any one or more of the Persons specified in or the existence or occurrence of any one or more of the events, conditions or circumstances set forth in that phrase; provided, however, that when used to describe the obligation of one or more Persons to do any act, it shall mean that the obligation is the obligation of each of the Persons but that it may be satisfied by performance by any one or more of them;

15. “Shall” and “will” have equal force and effect;

16. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part of this Agreement;

17. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement;

18. Unless otherwise specified, all references to a specific time of day in this Agreement shall be based upon Eastern Standard Time or eastern Daylight Savings Time, as applicable on the date in question in New York, New York;

19. References to “$” or to “dollars” shall mean the lawful currency of the United States of America; and

No action shall be required of the Parties except on a Business Day and in the event an action is required on a day which is not a Business Day, such action shall be required to be performed on the next succeeding day which is a Business Day. All references to “day” or “days” shall mean calendar days unless specified as a “Business Day.

SCHEDULE 2.2.1

CONTRIBUTED ASSETS – TANGIBLE ASSETS

See Attachment 1 to Schedule 2.2.1.

1

Attachment 1 to Schedule 2.2.1

8/11/2010	Assets WWTP

	WWTP PUMPS		I
P-3116	PUMP	P-3116 WWT RIVER WEIR PNEUMATIC TRIDENT PISTON PUMP. MODEL DT01 SERIAL 276	A
P-1777	PUMP	WWT API SLUDGE PUMP WWT-PQ03 P-1777 PID DWG WWT-16-14309-02 MIDDLE PUMP EAST SIDE OF API SEPERATOR	A
P-1714	PUMP	WWT API SLUDGE PUMP WWT-PQ06 P-1714 PID DWG WWT-16-14309-01	A
P-1732	PUMP	WWT API SLUDGE PUMP WWT-PQ07 P-1732 PID DWG WWT-16-14309-02	A

P-1886	PUMP	WWT API SLUDGE SUMP PUMP WWT-PQ04 P-l886 PJD DWG WWT-16-14309-01 SOUTH SIDE OF SEPERATOR	A

P-2114	PUMP	WWT BACKWASH RETURN TO AEREATION PUMP WWT-P12A P-2114 PID DWG WWT-16-14309-10	A

P-2113	PUMP	WWT BACKWASH RETURN TO AEREATION PUMP WWT-P12B P-2113 PID DWG WWT-16-14309-10	A

P-3020	PUMP	WWT CLARIFIER SCUM PUMP WWT-P04A P-3020 PID DWG WWT-16-14309-08	A
P-2112	PUMP	WWT CLARIFIER SCUM PUMP WWT-P04B P-2112 PID DWG WWT-16-14309-08	A

P-2109	PUMP	WWT CLARIFIER SLUDGE RECYCLE PUMP (MIDDLE) WWT-P03B P-2109 PID DWG WWT-16-14309-08	A

P-2110	PUMP	WWT CLARIFIER SLUDGE RECYCLE PUMP (SOUTH) WWT-P03C P-2110 PID DWG WWT-16-14309-08	A

P-1746	PUMP	WWT DOCK DRAIN TANK PUMP WWT-PN032 P-l746 PID DWG WWT-16-14309-04 SUBMERSIBLE PUMP	I

P-3193	PUMP	WWT DOCK DRAIN TANK PUMP WWT-PN032 P-3193 PID DWG WWT-16-14309-04 SUBMERSIBLE PUMP (NO PM REQUIRED)	A
P-3109	PUMP	WWT DOCK DRAIN TANK PUMP WWT-PN032, P-3109 PID DWG -16-14309-04	I
P-3146	PUMP	WWT ECRA WELL PUMP WWT-TK-141CS P-3146 REMEDIAL SYSTEM 4” GRUNDFOS SUBMERSIBLE GROUNDWATER PUMP	A
P-2802	PUMP	WWT ECRA WELL PUMP WWT-143-2 P-2802 (N.E COPELANDS COVE) NOT ON PIDS NO PM REQUIRED AS OF 1-06	A
P-2801	PUMP	WWT ECRA WELL PUMP WWT-CCOl P-2801 (COPELANDS COVE) NOT ON PIDS	A

P-2879	PUMP	WWT ECRA WELL PUMP WWT-CC02 (COPELANDS COVE) NOT ON PIDS NO PM REQUIRED AS OF 1-06	A

P-2799	PUMP	WWT ECRA WELL PUMP WWT-D01 P-2799 (@ E. NO.2 PH OUTSIDE FENCE) NOT ON PIDS	A
P-2857	PUMP	WWT ECRA WELL PUMP WWT-D01A (@ E. NO.2 PH OUTSIDE FENCE) PUMP P-2857 NO PM REQUIRED AS OF 1-06	A
P-2809	PUMP	WWT ECRA WELL PUMP WWT-F01 P-2809 (W. SIDE FURFURAL) NOT ON PIDS	A
P-3139	PUMP	WWT ECRA WELL PUMP WWT-GTA-1 P-3139 REMEDIAL SYSTEM	A
P-2807	PUMP	WWT ECRA WELL PUMP WWT-LF01 P-2807 (OUTSIDE EAST FENCE) NOT ON PIDS	A

P-2800	PUMP	WWT ECRA WELL PUMP WWT-LF02 P-2800 (NEAR COGEN RIVER P.H OUTSIDE FENCE) NOT ON PIDS	A

P-2808	PUMP	WWT ECRA WELL PUMP WWT-MW110 P-2808 (W. VPS CONTROL ROOM) NOT ON PIDS	A
P-2795	PUMP	WWT ECRA WELL PUMP WWT-RW01 P-2795 (@ RIVER WIER ) NOT ON PIDS SUBMERSIBLE	A
P-2796	PUMP	WWT ECRA WELL PUMP WWT-RW02 P-2796 (@ RIVER WIER ) NOT ON PIDS NO PM REQUIRED AS OF 1-06 SUBMERSIBLE/AIR	A
P-2797	PUMP	WWT ECRA WELL PUMP WWT-RW03 P-2797 (@ RIVER WIER ) NOT ON PIDS SUBMERSIBLE	A

P-2798	PUMP	WWT ECRA WELL PUMP WWT-RW04 P-2798 (@ RIVER WIER ) NOT ON PIDS SUBMERSIBLE / AIR	A

P-3083	PUMP	WWT ECRA WELL PUMP WWT-RW05 @ RIVER WEIR. NOT ON PIDS NO PM REQUIRED AS OF 1-06	A

P-2803	PUMP	WWT ECRA WELL PUMP WWT-S01 P-2803 (EAST OF TANK NO. 118) NOT ON PIDS NO PM REQUIRED AS OF 1-06	A
P-2804	PUMP	WWT ECRA WELL PUMP WWT-S02 P-2804 (EAST OF TANK NO. 118) NOT ON PIDS NO PM REQUIRED AS OF 1-06	A
P-2805	PUMP	WWT ECRA WELL PUMP WWT-S03 P-2805 (EAST OF TANK NO. 119) NOT ON PIDS NO PM REQUIRED AS OF 1-06	A
P-2806	PUMP	WWT ECRA WELL PUMP WWT-S04 P-2806 (EAST OF TANK NO. 119) NOT ON PIDS NO PM REQUIRED AS OF 1-06	A

P-2792	PUMP	WWT ECRA WELL PUMP WWT-TF01 P-2792 (@ TANK NO. 26) NOT ON PIDS NO PM REQUIRED AS OF 1-06	A

P-2793	PUMP	WWT ECRA WELL PUMP WWT-TF02 P-2793 (@ TANK NO. 51) NOT ON PIDS NO PM REQUIRED AS OF 1-06	A

P-2794	PUMP	WWT ECRA WELL PUMP WWT-TF03 P-2794 (@ NO.2 PUMPHOUSE) NOT ON PIDS NO PM REQUIRED AS OF 1-06	A
P-3017	PUMP	WWT ECRA WELL PUMP WWT-TF04 P-3017 NORTH OF TANK NO. 6 PID 15-1803-13 NO PM REQUIRED AS OF 1-06	A
P-3147	PUMP	WWT ECRA WELL PUMP WWT-TK-14CS P-3147 REMEDIAL SYSTEM 4” GRUNDFOS SUBMERSIBLE GROUNDWATER PUMP	A

P-3148	PUMP	WWT ECRA WELL PUMP WWT-TK-14CS P-3148 REMEDIAL SYSTEM 2” GEOTECH/ORS GROUNDWATER PUMP	A

P-3149	PUMP	WWT ECRA WELL PUMP WWT-TK-14CS P-3149 REMEDIAL SYSTEM 2” GEOTECH/ORS GROUNDWATER PUMP	A

P-3140	PUMP	WWT ECRA WELL PUMP WWT-TK-47CS P-3140 REMEDIAL SYSTEM	A
P-3142	PUMP	WWT ECRA WELL PUMP WWT-TK-51CS P-3142 REMEDIAL SYSTEM	A
P-3141	PUMP	WWT ECRA WELL PUMP WWT-UPRM-24S P-3141 REMEDIAL SYSTEM	A
P-2123	PUMP	WWT EFFLUENT SAMPLE PUMP WWT-P13 P-2123 PID DWG WWT-16-14309-14	A
P-2057	PUMP	WWT EMERGENCY LIFT PUMP WWT-P01E FLOW PUMP P-2057 PID DWG WWT-16-14309-02	A

Attachment 1 to Schedule 2.2.1

P-2117	PUMP	WWT FILTER BACKWASH PUMP WWT-P06A P-2117 PID DWG WWT-16-14309-10	A
P-2118	PUMP	WWT FILTER BACKWASH PUMP WWT-P06B P-2118 PID DWG WWT-16-14309-10	A
P-2115	PUMP	WWT FILTER FEED PUMP WWT-P05A P-2115 PID DWG WWT-16-14309-10	A
P-2116	PUMP	WWT FILTER FEED PUMP WWT-P05B P-2116 PID DWG WWT-16-14309-10	A
P-2119	PUMP	WWT FILTER SURFACE WASH PUMP WWT-P09A P-2119 PID DWG WWT-16-14309-10	A
P-2120	PUMP	WWT FILTER SURFACE WASH PUMP WWT-P09B P-2120 PID DWG WWT-16-14309-10	A
P-0443	PUMP	WWT GAS OIL TRANSFER PUMP WWT-PN023 P-443 PID DWG WWT-16-14309-03	A
P-2762	PUMP	WWT HYPOCHLORIDE INJECTION PUMP WWT-P16 P-2762 PID DWG WWT-16-14309-15	I
P-2835	PUMP	WWT HYPOCHLORIDE INJECTION PUMP WWT-P17 PID DWG WWT-16-14309-15	I

P-2862	PUMP	WWT LAB VACUUM TEST PUMP WWT-P19 P-2862 (LOCATED IN LAB TEST ROOM BEHIND DOOR)	A

P-0679	PUMP	WWT NO. 1 WATER WELL PUMP WWT-WELL01 P-0679 PID DWG POH-16-14287-01	A
P-0681	PUMP	WWT NO. 3 WATER WELL PUMP WWT-WELL03 P-0681 PID DWG POH-16-14287-01	A
P-1281	PUMP	WWT NO. 4 WATER WELL PUMP WWT-WELL04 P-1281 PID DWG POH-16-14287-01	I
P-l799	PUMP	WWT NO. 5 WATER WELL PUMP WWT-WELL05 P-l799 PID DWG POH-18-3226-011	A
P-1287	PUMP	WWT NO. 6 WATER WELL PUMP WWT-WELL06 PID DWG POH-16-14287-01	I
P-l692	PUMP	WWT NO. 3 SERVICE WATER PUMP WWT-P3SW P-1692 PID DWG WWT-16-14309-15 NOTE: SEE PAGE 6 “,COKE BREAKER ”	A
P-0670	PUMP	WWT NO. 4 SERVICE WATER PUMP WWT-P4SW P-0670 PID DWG WWT-16-14309-15	A
P-2849	PUMP	WWT NO. 8 SERVICE WATER PUMP WWT-P8SW PID DWG 14-	I
P-2299	PUMP	WWT OILY WATER CIRCULATING PUMP WWT-P15 P-2299 PID DWG WWT-16-14309-06	A
P-2851	PUMP	WWT OILY WATER SEWER BOX PUMP WWT-P18	A
P-2100	PUMP	WWT PRIMARY LIFT PUMP WWT P01A P-2100 PID DWG WWT-16-14309-02	A
P-2101	PUMP	WWT PRIMARY LIFT PUMP WWT-P01B P-2101 PID DWG WWT-16-14309-02	A
P-2103	PUMP	WWT PRIMARY LIFT PUMP WWT-P01C P-2103 PID DWG WWT-16-14309-02	A
P-2102	PUMP	WWT PRIMARY LIFT PUMP WWT-P01D P-2102 PID DWG WWT-16-14309-02	A
P-2122	PUMP	WWT PROCESSED WATER TO SCALTECH PUMP SPARE P-2122 PID DWG WWT-16-14309-10	I

P-2121	PUMP	WWT PROCESSED WATER TO SCALTECH PUMP WWT-P07A P-2121 PID DWG WWT-16-14309-10	I
P-0447	PUMP	WWT RGO PUMP WWT-PN027 P-0447 PID DWG WWT-16-14309-03	A
P-0667	PUMP	WWT SERVICE WATER PUMP WWT-P5SW P-0667 PID DWG WWT-16-14309-15	A

P-1686	PUMP	WWT SLOP OIL PUMP WWT-PQ08 P-1686 PID DWG WWT-16-14309-01 (API SEPARATOR SOUTHWEST SIDE)	A
P-2108	PUMP	WWT SLUDGE RECYCLE PUMP (NORTH) WWT-P03A P-2108 PID DWG WWT-16-14309-08	A
P-2125	PUMP	WWT SLUDGE STORAGE PUMP WWT-P10A P-2125 (OUT OF SERVICE)	I
P-2126	PUMP	WWT SLUDGE STORAGE PUMP WWT-P10B P-2126 (OUT OF SERVICE)	I
P-1786	PUMP	WWT SLUDGE SUMP PUMP WWT-PQ02 P-1786 PID DWG WWT-16-14309-02	A
P-2130	PUMP	WWT SLUDGE THICKENER PUMP WWT-P08A P-2130 PID DWG WWT-16-14309-09	I
P-2128	PUMP	WWT SLUDGE THICKENER PUMP WWT-P08B P-2128 PID DWG WWT-16-14309-09	I
P-2131	PUMP	WWT SLUDGE THICKENER PUMP WWT-PMC P-2131 PID DWG WWT-16-14309-09	A

P-2341	PUMP	WWT SURGE TANK 333/335/342 WATER TRANSFER PUMP WWT-P15A P-2341 PID DWG WWT-16-14309-03	A

P-2342	PUMP	WWT SURGE TANK 333/335/342 WATER TRANSFER PUMP WWT-P15B P-2342 PID DWG WWT-16-14309-03	A
P-2143	PUMP	WWT TANK FARM SEPARATOR PUMP WWT-P14A P-2143 (NEAR TANK 117) NORTH PUMP NOT ON PID - NEED TO BE DRAWN IN	A
P-2144	PUMP	WWT TANK FARM SEPARATOR PUMP WWT-P14B P-2144 (NEAR TANK 117) SOUTH PUMP NOT ON PID - NEED TO BE DRAWN IN	A
P-2058	PUMP	WWT TRAP OIL TRANSFER PUMP WWT-PQ01 P-2058 (API SEPARATOR PUMP HOUSE)	A

WWTP TANKS

TFA-TK 333		9370	40
TFA-TK-342	IFR WWTP LINES	8700	40
N-142 (2)	SLOP OIL / WATER	N-146 (2) or N-142 (1)	TKS-333 / 335
N-151	WATER-OIL MIX (4” & 6”)	DOCKS & N142	DOCK DRAIN SUMP
N-149	WATER-OIL MIX (6” & 8”)	TKS-333 & 335	PLANT TRAP (SEPERATOR)
N-152	WATER-OIL MIX	DOCK SUMP / PUMP PN-32	3” to TK-342 / N-150 / N-149 / TRAP
N-146 (2)	SLOP OIL & WATER	PQ-6, PQ-7. & PQ-8 PUMPS	N-142 (2) to TKS-333 & 335
N-442	Light Slop Oil Blowdown	N-262, N-425, N335, N443, N-328	TKS-335 & 342
N-143 (2)	SLOP OIL & WATER	TK-342 & TK-348	N-147 to PQ-1, PN-23, & PN-27 Suct Mnflds
N-147 (2)	SLOP OIL WATER MIX	N-143 (2) / TK-342	PQ-1 PUMP SUCTION MANIFOLD
N-148	WATER-OIL MIX	TK333	PQ-1 PUMP SUCTION MANIFOLD
N-150	WATER-OIL MIX	TK-331	N-149 (BLINDED @ TK-331)
N-150A	WATER OIL MIX	TK-332	N-149 (BLINDED @ TK-332 )
N-154	WATER-OIL MIX	TK335	PQ-1 PUMP SUCTION MANIFOLD
C-902	SLOP OIL WATER MIX	N-143 (2)	N-147 (2) TO PQ-1 SUCTION
C-903	SLOP OIL WATER MIX	N-143 (2)	N-147 (2) TO PQ-1 SUCTION

Attachment 1 to Schedule 2.2.1

N-204 (1)	UNLEADED GAS	TK54	BOOSTER PUMP, PN 127 & 130
N-147 (1)	TRAP OIL	TKS 331 & 332	PQ-1 Pump (Blinded at tks- 331 & 332)

Separators

ASSETS from Finance

wwtp	200442600031	COVERS ON API SEPARATOR/JUNCTI	ON BOXES-REDUCE EMIS
wwtp	200642600040	TANK 344 (T-1)-30” MANWAY/WATER	STOP/REINFORCEFLOOR
wwtp	200542600068	DOCK SUMP (T-11) MODIF FOR BEN	ZENE NESHAP
wwtp	200942600030	API-SEPARATOR HEATING - STEAM	INJECTION
wwtp	200542600020	P-106 FIREWATER PUMP SWITCHGEA	R REPLACEMENT

WWTP TOTAL ASSETS
WWT		583
WWT-ME01E	AERATOR	WWT AERATOR MIXER WWT-ME01E AT T2A PID DWG 14-5117-07
WWT-ME01F	AERATOR	WWT AERATOR MIXER WWT-ME01F AT T2A PID DWG 14-5117-07
WWT-ME01G	AERATOR	WWT AERATOR MIXER WWT-ME01G AT T2B PID DWG 14-5117-07
WWT-ME01H	AERATOR	WWT AERATOR MIXER WWT-ME01H AT T2B PID DWG 14-5117-07
AR-2104	AERATOR	WWT AERATOR WWT-ME01A AERATOR AR-2104 PID DWG WWT-16-14309-07
WWT-ME01A	AERATOR	WWT AERATOR WWT-ME01A AT T2A PID DWG 14-5117-07
AR-2105	AERATOR	WWT AERATOR WWT-ME01B AERATOR AR-2105 PID DWG WWT-16-14309-07
WWT-ME01B	AERATOR	WWT AERATOR WWT-ME01B AT T2A PID DWG 14-5117-07
AR-2106	AERATOR	WWT AERATOR WWT-ME01C AERATOR AR-2106 PID DWG WWT-16-14309-07
WWT-ME01C	AERATOR	WWT AERATOR WWT-ME01C AT T2B PID DWG 14-5117-07
AR-2107	AERATOR	WWT AERATOR WWT-ME01D AERATOR AR-2107 PID DWG WWT-16-14309-07
WWT-ME01D	AERATOR	WWT AERATOR WWT-ME01D AT T2B PID DWG 14-5117-07
AR-2303	AERATOR	WWT AERATOR WWT-ME01E AR-2303 PID DWG WWT-16-14309-07
AR-1304	AERATOR	WWT AERATOR WWT-ME01F AR-1304 PID DWG WWT-16-14309-07
AR-2305	AERATOR	WWT AERATOR WWT-ME01G AR-2305 PID DWG WWT-16-14309-07
AR-2306	AERATOR	WWT AERATOR WWT-ME01H AR-2306 PID DWG WWT-16-14309-07
WWT-AR007B	ANALYZER LOOP	WWT ANALYZER RECORDER, DO PROBE P/I, TRANSMITTER PID-14-5117-07 (CRITICAL)
WWT-AR007A	ANALYZER LOOP	WWT ANALYZER RECORDER, DO PROBE P/I, TRANSMITTER, PID-14-5117-07 (CRITICAL)

WWT-AI01	ANALYZER LOOP	WWT-AI01 CO ANALYSIS AT THE EXIT OF CANISTER 1, LOOP INCLUDES: AE, AI, XAA, XAH. DWG. NO. PID-14-5117-20
WWT-AI02	ANALYZER LOOP	WWT-AI02 CO ANALYSIS AT THE EXIT OF CANISTER 2, LOOP INCLUDES: AE, AI, XAA, XAH. DWG. NO. PID-14-5117-20
WWT-AI03	ANALYZER LOOP	WWT-AI03 CO ANALYSIS AT THE EXIT OF CANISTER 3, LOOP INCLUDES: AE, AI, XAA, XAH. DWG. NO. PID-14-5117-20
WWT-AI04	ANALYZER LOOP	WWT-AI04 CO ANALYSIS AT THE EXIT OF CANISTER 4, LOOP INCLUDES: AE, AI, XAA, XAH. DWG. NO. PID-14-5117-20
WWT-AI05	ANALYZER LOOP	WWT-AI05 CO ANALYSIS AT THE EXIT OF CANISTER 5, LOOP INCLUDES: AE, AI, XAA, XAH. DWG. NO. PID-14-5117-20
WWT-AI06	ANALYZER LOOP	WWT-AI06 CO ANALYSIS AT THE EXIT OF CANISTER 6, LOOP INCLUDES: AE, AI, XAA, XAH. DWG. NO. PID-14-5117-20

WWT-AI16-1	ANALYZER LOOP	WWT-AI16-1 O2 DEFFICIENCY MONITOR 1 AT EAST SUMP INLET
WWT-AI16-2	ANALYZER LOOP	WWT-AI16-2 O2 DEFFICIENCY MONITOR 2 AT EAST SUMP INLET
WWT-AI17-1	ANALYZER LOOP	WWT-AI17-1 O2 DEFFICIENCY MONITOR 1 AT EAST/WEST SUMP INLET
WWT-AI17-2	ANALYZER LOOP	WWT-AI17-2 O2 DEFFICIENCY MONITOR 2 AT EAST/WEST SUMP INLET
WWT-AI18-1	ANALYZER LOOP	WWT-AI18-1 O2 DEFFICIENCY MONITOR 1 AT WEST SUMP INLET
WWT-AI18-2	ANALYZER LOOP	WWT-AI18-2 O2 DEFFICIENCY MONITOR 2 AT WEST SUMP INLET
WWT-AI19-1	ANALYZER LOOP	WWT-AI19-1 O2 DEFFICIENCY MONITOR 1 AT EAST ACCESS OF THE CENTER BASIN
WWT-AI19-2	ANALYZER LOOP	WWT-AI19-2 O2 DEFFICIENCY MONITOR 2 AT EAST ACCESS OF THE CENTER BASIN
WWT-AI20-1	ANALYZER LOOP	WWT-AI20-1 SLOP OIL SUMP PQ9 OXYGEN, LOOP INCLUDES: AE, AI, XAA, XAL. DWG. NO. PID-14-5117-20
WWT-AI20-2	ANALYZER LOOP	WWT-AI20-2 SLOP OIL SUMP PQ9 OXYGEN, LOOP INCLUDES: AE, AI, XAA, XAL. DWG. NO. PID-14-5117-20

Attachment 1 to Schedule 2.2.1

WWT-AI21-1	ANALYZER LOOP	WWT-AI21-1 O2 DEFFICIENCY MONITOR 1 AT SOUTH-WEST ENTRANCE
WWT-AI21-2	ANALYZER LOOP	WWT-AI21-2 O2 DEFFICIENCY MONITOR 2 AT SOUTH-WEST ENTRANCE
WWT-AI22-1	ANALYZER LOOP	WWT-AI22-1 O2 DEFFICIENCY MONITOR 1 AT WEST ACCESS OF CENTER BASINS
WWT-AI22-2	ANALYZER LOOP	WWT-AI22-2 O2 DEFFICIENCY MONITOR 2 AT WEST ACCESS OF CENTER BASINS
WWT-AIC20	ANALYZER LOOP	WWT-AIC20 CHANNEL GAS MONITOR ANALYZER LOOP LOOP INCLUDES TAG: AT20A COMBUSTIBLE GAS DETECTOR/TRANS. SCOTT MDL: 4688IR PART # 4688IR-1-1-1-1-1-2-5
WWT-PH002	ANALYZER LOOP	WWT-PH002 API SEPARATOR INLET pH METER, LOOP INCLUDES: PH, PHAL, PHAH. DWG. NO. PID-14-5103-06
WWT-PH004	ANALYZER LOOP	WWT-PH004 AERATION BASIN INLET pH METER AND RECORDER, LOOP INCLUDES: PH, PHAL, PHAH. DWG. NO. PID-14-5103-07
WWT-PH006	ANALYZER LOOP	WWT-PH006 WASTEWATER EFFLUENT pH METER AND RECORDER, PH, PHAL, PHAH. DWG. NO. SHOULD BE PID-14-5103-14 (NOT SHOWN)
WWT-API-01	BASIN	WWT NO. 1 API SLUDGE BASIN WWT-API-01 (PRIMARY) PID DWG 14-5117-01
WWT-API-02	BASIN	WWT NO. 2 API SLUDGE BASIN WWT-API-02 (PRIMARY) PID DWG 14-5117-01
WWT-API-03	BASIN	WWT NO. 3 API SLUDGE BASIN WWT-API-03 (PRIMARY) PID DWG 14-5117-01
WWT-API-04	BASIN	WWT NO. 4 API SLUDGE BASIN WWT-API-04 (PRIMARY) PID DWG 14-5117-01
WWT-API-05	BASIN	WWT NO. 5 API SLUDGE BASIN WWT-API-05 (PRIMARY) PID DWG 14-5117-01
WWT-API-06	BASIN	WWT NO. 6 API SLUDGE BASIN WWT-API-06 (PRIMARY) PID DWG 14-5117-01
WWT-API-07	BASIN	WWT NO. 7 API SLUDGE BASIN WWT-API-07 (PRIMARY) PID DWG 14-5117-01
WWT-API-08	BASIN	WWT NO. 8 API SLUDGE BASIN WWT-API-08 (PRIMARY) PID DWG 14-5117-01
WWT-API-09	BASIN	WWT NO. 9 API SLUDGE BASIN WWT-API-09 (PRIMARY) PID DWG 14-5117-01
WWT-BL201	BLOWER	WWT UV LIGHT AIR BLOWER WWT-BL201 PID DWG 14-6317-14

BLDG-148	BUILDING	WWT WASTE WATER TREATING PLANT CONTROL ROOM BUILDING BLDG-148

S2B4-2	BUS	100A 480V MOTOR STARTER RACK FOR SEPARATOR AT WWT AREA
S2B4-1	BUS	150A 480V MOTOR STARTER RACK FOR SEPARATOR AT WWT AREA
S2B4-23	BUS	225A 480V STARTER REACK FOR BENZENE NESHAP UNIT IN SLOP AREA
S2B4-22	BUS	900A 480V MCC FOR BENZENE NESHAP UNIT
WWT	CEPOC	TRANSITION WASTE WATER TREATMENT PLANT COST GATHERING ASSET
CR-138	CRANE	WWT OZONE CRANE CR-138
WWT-CT01	CURRENT LOOP	WWT-CT01 FLIGHT BOARD MOTION DETECTION/MOTOR LOAD BASIN #1
WWT-CT02	CURRENT LOOP	WWT-CT02 FLIGHT BOARD MOTION DETECTION/MOTOR LOAD BASIN #2
WWT-CT03	CURRENT LOOP	WWT-CT03 FLIGHT BOARD MOTION DETECTION/MOTOR LOAD BASIN #3
WWT-CT04	CURRENT LOOP	WWT-CT04 FLIGHT BOARD MOTION DETECTION/MOTOR LOAD BASIN #4
WWT-CT05	CURRENT LOOP	WWT-CT05 FLIGHT BOARD MOTION DETECTION/MOTOR LOAD BASIN #5
WWT-CT06	CURRENT LOOP	WWT-CT06 FLIGHT BOARD MOTION DETECTION/MOTOR LOAD BASIN #6
WWT-CT07	CURRENT LOOP	WWT-CT07 FLIGHT BOARD MOTION DETECTION/MOTOR LOAD BASIN #7
WWT-CT08	CURRENT LOOP	WWT-CT08 FLIGHT BOARD MOTION DETECTION/MOTOR LOAD BASIN #8
WWT-CT09	CURRENT LOOP	WWT-CT09 FLIGHT BOARD MOTION DETECTION/MOTOR LOAD BASIN #9

API-GRND	ELECT GENERAL	WWT API SEPERATOR GROUNDING GRID *****EHS***** 6 MO. INSPECTION

WWT-ELEC	ELECT GENERAL	WWT ELECTRICAL - PROJECT TRACKING
WWT-LIGHT	ELECT GENERAL	WWT EMERGENCY LIGHTING WWT-LIGHT ***EHS***
WWT-GRND	ELECT GENERAL	WWT WASTE WATER TREATMENT PLANT GROUNDING GRID WWT-GRND *****EHS*****

ENG-1472	ENGINE	WWT EMERGENCY LIFT PUMP WWT-P01E ENG-1472 PID DWG WWT-16-14309-02

ENG-1980	ENGINE	WWT NO.7 FIRE WATER PUMP WWT-P7FW DIESEL ENGINE ENG-1980 PID DWG WWT-16-14309-15

BL-2876	FAN	WWT THERMAL OXIDIZER STACK WWT-TOX BLOWER BL-2876 (SOUTH SIDE)
BL-2877	FAN	WWT THERMAL OXIDIZER STACK WWT-TOX BLOWER BL-2877 (NORTH SIDE)
H-WWT105	FIRE HYDRANT	H-105 HYDRANT, WWT, EAST OF C.R.

Attachment 1 to Schedule 2.2.1

H-WWT021	FIRE HYDRANT	H-21 HYDRANT, WWT, WEST OF TK-335

FH-028	FIRE HYDRANT	WWT FIRE HYDRANT
FH-065	FIRE HYDRANT	WWT FIRE HYDRANT
FH-105	FIRE HYDRANT	WWT FIRE HYDRANT
FH-029	FIRE HYDRANT	WWT FIRE HYDRANT
FH-244	FIRE HYDRANT	WWT FIRE HYDRANT
FH-030	FIRE HYDRANT	WWT MARINE WAREHOUSE FIRE HYDRANT
FH-032	FIRE HYDRANT	WWT MARINE WAREHOUSE FIRE HYDRANT
HM-WWT022	FIRE MONITOR	H/M-22 HYDRANT MONITOR, WWT, SOUTH OF TK-342
HM-WWT242	FIRE MONITOR	H/M-242 HYDRANT MONITOR, WWT, BENZENE NESHAP WEST
HM-WWT243	FIRE MONITOR	H/M-243 HYDRANT MONITOR, WWT, BENZENE NESHAP SOUTH
HM-WWT244	FIRE MONITOR	H/M-244 HYDRANT MONITOR, WWT, SOUTH OF TK-344
HM-WWT325	FIRE MONITOR	H/M-325 HYDRANT MONITOR, WWT, SOUTH WEST OS SEPARATOR
HM-WWT041	FIRE MONITOR	H/M-41 HYDRANT MONITOR, WWT, BENZENE NESHAP NORTH
P-2697	FIRE PUMPS	WWT NO.1 FIRE WATER BOOSTER PUMP WWT-P1FW P-2697 PID DWG WWT-16-14309-15
P-1893	FIRE PUMPS	WWT NO.2 FIRE WATER PUMP WWT-P2FW P-1893 PID DWG WWT-16-14309-15
P-1783	FIRE PUMPS	WWT NO.6 FIRE WATER PUMP WWT-P6FW P-1783 PID DWG WWT-16-14309-15
P-2657	FIRE PUMPS	WWT NO.7 FIRE WATER PUMP WWT-P7FW P-2657 PID DWG WWT-16-14309-15
POH-FT500N	FLOW LOOP	FCC FLOW TRANSMITTER, TRANSCO (WOODBURY HUT) (NORTH) (2X YEAR) THIS AREA UNDER DIRECTION WWT
POH-FT500S	FLOW LOOP	FCC FLOW TRANSMITTER, TRANSCO (WOODBURY HUT) (SOUTH) (2X YEAR) THIS AREA UNDER DIRECTION WWT

WWT-FR03	FLOW LOOP	FLOW RECORDER FOR PUMPS P3SW AND P4SW PT03, PT04, PY PID-14-3117-15

WWT-FT05	FLOW LOOP	FLOW TRANSMITTER AT #5 WELL SOUTH OF TANK 102 PID 18-3226-01

WWT-AR004	FLOW LOOP	WWT ANALYZER RECORDER AERATOR PID-14-5117-07 (FREQUENCY: 2 YEARS)
WWT-FIP7FW	FLOW LOOP	WWT FLOW INDICATING TOTALIZER
WWT-FIP1FW	FLOW LOOP	WWT FLOW INDICATING TOTALIZER, P1FW FIRE WATER FT PID 14-3117-15
WWT-FIC003	FLOW LOOP	WWT FLOW INDICATOR CONTROLLER AERATORS RECORDER, I/P, TRANSMITTER, CONTROL VALVE PID-14-5117-07 (CASCADE TO LIC2) (CRITICAL) (FREQUENCY: 2 YEARS)
WWT-FIC014	FLOW LOOP	WWT FLOW INDICATOR CONTROLLER CHLORINE CONTACT TK FV PID-14-6317-14
WWT-FIC104	FLOW LOOP	WWT FLOW INDICATOR CONTROLLER FILTER BACKWASH PMP I/P, FR, FT, FV PID-14-5117-10 (OUT OF SERVICE) (STORAGE)
WWT-FIC10A	FLOW LOOP	WWT FLOW INDICATOR CONTROLLER T2A BASIN RECORDER, I/P, TRANSMITTER, CONTROL VALVE, FQ PID-14-5117-07 (CRITICAL)
WWT-FIC008	FLOW LOOP	WWT FLOW INDICATOR CONTROLLER T2B AERATION BASIN I/P, FR, TRANSMITTER, CONTROL VALVE PID-14-5117-07 (CRITICAL)
WWT-FIC10B	FLOW LOOP	WWT FLOW INDICATOR CONTROLLER T2B AERATION BASIN RECORDER, P/I, TRANSMITTER, FQ, CONTROL VALVE PID-14-5117-07 (FREQUENCY 2 YEARS) (CRITICAL)
WWT-FIC103	FLOW LOOP	WWT FLOW INDICATOR CONTROLLER WATER FILTER P/I, FC, FT, SOVA,B,C,D, FV103A, B, C, D, E, PID-14-5117-13 (FREQUENCY: 4 YEARS)
WWT-FIC101	FLOW LOOP	WWT FLOW INDICATOR CONTROLLER WATER FILTER P/I, FR, FT, SOVA, B, C, AND FV101A, B, C, D, E PID-14-5117-11 (FREQUENCY: 4 YEARS)
WWT-FIC102	FLOW LOOP	WWT FLOW INDICATOR CONTROLLER WATER FILTER P/I, FR, FT, SOVA,B,C,D, FV102A, B,C, D PID-14-5117-12 (FREQUENCY: 4 YEARS)
WWT-FIC002	FLOW LOOP	WWT FLOW INDICATOR CONTROLLER WWT-TK344 TANK I/P, TRANSMITTER, CONTROL VALVE PID-14-5103-06 (CRITICAL) 0-1000 GPM

WWT-FI03	FLOW LOOP	WWT FLOW INDICATOR FOR #3 SERVICE WATER PUMP PID14-1203-03

WWT-FR017	FLOW LOOP	WWT FLOW RECORDER CHLORINE CONTACT TANK P/I, FQ, UV PID-14-6317-14 (SEE: CALIBRATION PROCEDURE, PAGE 6)+
WWT-FR008	FLOW LOOP	WWT FLOW RECORDER T2B BASIN PID 14-5117-07 FT,FR,I/P,FV (CRITICAL) (CONTROL RM PANEL 2)
WWT-FR009	FLOW LOOP	WWT FLOW RECORDER, T02 AERATION BASIN PID 14-5117-07 FT,FR,I/P,FV (CRITICAL) (CONTROL RM PANEL 2)

WWT-FR8	FLOW LOOP	WWT FLOW RECORDER, TOTAL SERVICE WATER FLOW PID 14-3117-15 FT,FR (INSIDE SW WALL OF RIVER PUMPHOUSE) VORTEX METER-INSERTION TYPE-EMCO MODEL V-BAR, - PN. D0 5295

WWT-FIP2FW	FLOW LOOP	WWT FLOW TOTALIZER P2FW PUMP INDICATION LOCAL, ANNUAL BAR, DP CELL PID 14-3117-15
WWT-FIP6FW	FLOW LOOP	WWT FLOW TOTALIZER P6FW PUMP INDICATION LOCAL, ANNUAL BAR, DP CELL PID 14-3117-15
WWT-AS019	FLOW LOOP	WWT TORQUE SWITCH PID-14-5117-09 (STORAGE)
WWT-AS011	FLOW LOOP	WWT TORQUE SWITCH WWT-AHH011 ALARM PID-14-5117-08 (CRITICAL)

Attachment 1 to Schedule 2.2.1

WWT-AS012	FLOW LOOP	WWT TORQUE SWITCH WWT-AHH012 ALARM PID-14-5117-08 (CRITICAL)

WWT-FT15	FLOW LOOP	WWT ULTRA SONIC FLOW METER FROM P15 LOCAL INDICATOR PID 14-1203-03

WWT-FI04	FLOW LOOP	WWT-F104 NEW FLOW METER FROM WWT-PN32 DOCK DRAIN TANK PUMP PID-14-4103-04

WWT-F114	FLOW LOOP	WWT-F114 NITROGEN FLOW TO API SEPARATOR

WWT-FT030	FLOW LOOP	WWT-FT030 #1 FIREWATER PUMP FLOW INCLUDES: FQ-030 FLOW TOTALIZER - FOXBORO 030 FLOW RECORDER - FOXBORO	FR-
WWT-FT031	FLOW LOOP	WWT-FT031 #2 FIREWATER PUMP FLOW INCLUDES: FQ-031 FLOW TOTALIZER - FOXBORO 031 FLOW RECORDER-FOXBORO	FR-
WWT-FT032	FLOW LOOP	WWT-FT032 #6 FIREWATER PUMP FLOW INCLUDES: FQ-032 FLOW TOTALIZER - FOXBORO 032 FLOW RECORDER - FOXBORO	FR-

WWT-FT033	FLOW LOOP	WWT-FT033 #7 FIREWATER PUMP FLOW INCLUDES: FQ-033 FLOW TOTALIZER - FOXBORO 033 FLOW RECORDER - FOXBORO	FR-

WWT-LEL	GAS DETECTOR	WWT LEL (6-SENSORS) API SEPERATOR

EG-11	GATE	G-11, MANUAL DOUBLE SWING GATE.
GB-2753	GEAR BOX	WWT NO. 1 FLITE BOARD GEARBOX WWT-API-01 GB-2753 PID DWG WWT-16-14309-01
GB-2754	GEAR BOX	WWT NO. 2 FLITE BOARD GEARBOX WWT-API-02 GB-2754 PID DWG WWT-16-14309-01
GB-2755	GEAR BOX	WWT NO. 3 FLITE BOARD GEARBOX WWT-API-03 GB-2755 PID DWG WWT-16-14309-01
GB-2756	GEAR BOX	WWT NO. 4 FLITE BOARD GEARBOX WWT-API-04 GB-2756 PID DWG WWT-16-14309-01
GB-2757	GEAR BOX	WWT NO. 5 FLITE BOARD GEARBOX WWT-API-05 GB-2757 PID DWG WWT-16-14309-01
GB-2758	GEAR BOX	WWT NO. 6 FLITE BOARD GEARBOX WWT-API-06 GB-2758 PID DWG WWT-16-14309-01
GB-2759	GEAR BOX	WWT NO. 7 FLITE BOARD GEARBOX WWT-API-07 GB-2759 PID DWG WWT-16-14309-01
GB-2760	GEAR BOX	WWT NO. 8 FLITE BOARD GEARBOX WWT-API-08 GB-2760 PID DWG WWT-16-14309-01
GB-2761	GEAR BOX	WWT NO. 9 FLITE BOARD GEARBOX WWT-API-09 GB-2761 PID DWG WWT-16-14309-01

GB-2535	GEAR BOX	WWT NO.5 SERVICE WATER PUMP WWT-P5SW GEAR BOX GB-2535 PID DWG WWT-16-14309-15

GB-1747	GEAR BOX	WWT NO.6 FIRE WATER PUMP WSY-P6FW GEAR BOX GB-1747 PID DWG WWT-16-14309-15
GB-1981	GEAR BOX	WWT NO. 7 FIRE WATER PUMP WWT-P7FW GEAR BOX GB-1981 PID DWG WWT-16-14309-15
ECRA- GRNDS	GROUNDS	ECRA WELL MANAGEMENT GROUNDS WORK ONLY (ALL ECRA PUMPS HAVE NUMBERS - SEE EQUIP.TYPE ECRA WELL PUMP)
WSY-GRNDS	GROUNDS	WSY WATER SYSTEM MISCELLANEOUS GROUNDS WORK
WWT-GRNDS	GROUNDS	WWT MISCELLANEOUS GROUNDS WORK
WWT-HT010	HEAT TRACE	WWT #5 WELL
WWT-HT016	HEAT TRACE	WWT CARBON SKIDS 1-6
WWT-HT007	HEAT TRACE	WWT P03A, B & C @ TANKS 345/346
WWT-HT008	HEAT TRACE	WWT P04 PUMPS AT TANKS 345/346
WWT-HT005	HEAT TRACE	WWT P06A & P06B PUMPS
WWT-HT006	HEAT TRACE	WWT P09A & P09B PUMPS
WWT-HT011	HEAT TRACE	WWT P14A & B PUMPS
WWT-HT003	HEAT TRACE	WWT PIPING ON P07
WWT-HT004	HEAT TRACE	WWT PIPING ON P12A & B
WWT-HT014	HEAT TRACE	WWT POLYMER TO AERATOR BASIN OUTLET
WWT-HT009	HEAT TRACE	WWT PQ03 PUMP
WWT-HT013	HEAT TRACE	WWT RIVER WATER PUMPHOUSE - EAST SIDE
WWT-HT015	HEAT TRACE	WWT SAFETY SHOWER @ TK 331
WWT-HT002	HEAT TRACE	WWT SLUDGE WASTE - WEST SIDE OF BACK ROOM
WWT-HT001	HEAT TRACE	WWT TANK #9 & #10 SOUTH WALL - PANEL 2L2
WWT-HT012	HEAT TRACE	WWT TANK 342 - DOCK DRAIN

HTR-1057	HEATER	WWT-H01 HEATER NATIONAL TANK CO. ASA B31.8 1963 COIL SIZE 4IN. STD. DWG A-25033 S/N 61511 BUILT 6-65 ITEM 1-5

DOC VAH441	INSTRUMENT GEN	DOC-VAHH441 HIGH VIBRATION ON BLOWER BL405 VSHH PID-1-13689-D (YEARLY)
BNS-SC101A	INSTRUMENT GEN	SPEED CONTROLLER FOR B101A VAPOR BLOWER PID DWG 31-1117-08
WWT-UVSYST	INSTRUMENT GEN	ULTRA VIOLET TREATMENT OF FINAL EFFLUENT TO RIVER PID-14-6317-14 FINAL EFFLUENT TO RIVER

Attachment 1 to Schedule 2.2.1

WWT- AAH014	INSTRUMENT GEN	WWT API SLUDGE THICKENER TANK WWT-TKT10 HIGH TORQUE ALARM PID DWG 14-5117-09 (FREQUENCY:24 MONTHS)
WWT- AAH013	INSTRUMENT GEN	WWT BIO THICKENER TANK WWT-TKT09 HIGH TORQUE ALARM PID DWG 14-5117-09 (FREQUENCY:24 MONTHS)
WWT- AAH012	INSTRUMENT GEN	WWT CLARIFIER TANK WWT-TK346 (ALSO KNOWN AS T3A) TORQUE HIGH ALARM PID DWG 14-5117-08 (FREQUENCY:24 MONTHS)
WWT- INSTRU	INSTRUMENT GEN	WWT INSTRUMENTATION COST ROLL UP
WWT- AAH011	INSTRUMENT GEN	WWT SECONDARY CLARIFIER TANK WWT-TK345 (T3B) TORQUE HIGH ALARM PID DWG 14-5117-08 (FREQUENCY:24 MONTHS)
WWT- AHH019	INSTRUMENT GEN	WWT TORQUE ALARM FOR ME08 MIXER PID DWG 14-5117-09
WWT- AHH018	INSTRUMENT GEN	WWT TORQUE ALARM TO ME7 SUMP MIXER SWITCH TO ME7 BIO SLUDGE DRIVE PID DWG 14-5117-09

WWT- LOOP	INSTRUMENT GEN	WWT UNTITLED MISCELLANEOUS PROCESS INSTRUMENTATION (—DO NOT USE FOR ROUTINE WORK ORDERS. TAKE THE TIME TO FIND THE LOOP DESIGNATION YOU ARE TARGETING FOR SERVICE.—)

WWT- LIC002	LEVEL LOOP	WWT LEVEL INDICATOR CONTROLLER API SEP RECORDER, TRANSMITTER, LAL, LAH, LS, PS, CV PID-14-5117-02 (FREQUENCY: 2 YEARS) (CRITICAL) CASCADED WITH FIC003
WWT- LIC014	LEVEL LOOP	WWT LEVEL INDICATOR CONTROLLER FILTER FEED PUMP LR, LT, PS, LAH, LAL PID-14-5117-10 (FREQUENCY: 4 YEARS)
WWT- LR015	LEVEL LOOP	WWT LEVEL RECORDER BACKWASH TANK TKT08 I/P, TRANSMITTER, LI, LAL, LAH, PS PID-14-5117-10 (CRITICAL)
WWT- LS020	LEVEL LOOP	WWT LEVEL SWITCH HIGH/LOW TKT9 SLUDGE THICKNERS HIGH/LOW LEVEL TO CONTROL ROOM PID-14-5117-09 (THIS IS NOT A LOOP - SEE LAH/L 20) (STORAGE)
WWT- LS021	LEVEL LOOP	WWT LEVEL SWITCH LAHL (THIS IS NOT A LOOP - SEE WWT-LAH/L 021) PID-14-5117-09 (STORAGE)
WWT- LT013B	LEVEL LOOP	WWT LEVEL TRANSMITTER INDICATOR TK345 CLARIFIER LI, PS, LAH, LAL, LS (PUMP ON AT 38%) INTERLOCK TO LT013A (NOT A LOOP-SEE ALARMS) PID-14-5117-08 (CRITICAL)
WWT- LT002B	LEVEL LOOP	WWT LEVEL TRANSMITTER TANK 344 I/P INDICATOR (FREQUENCY: 2 YEARS) PID-14-5103-06 (CRITICAL)
WWT- LT013A	LEVEL LOOP	WWT LEVEL TRANSMITTER, SECONDARY CLARIFIER TK-346 SCUM SUMP LEVEL LT.LI.PS PID-14-5117-08 (CRITICAL)

WWT-LI07	LEVEL LOOP	WWT-LI07 PQ-6 SUMP LEVEL

WWT-LI08	LEVEL LOOP	WWT-LI08 PQ-7 SUMP LEVEL

WWT-LI09	LEVEL LOOP	WWT-LI09 PQ-8 SUMP LEVEL

WWT-LI10	LEVEL LOOP	WWT-LI10 PQ-9 SUMP LEVEL

WWT-LI11	LEVEL LOOP	WWT-LI11 PQ-10 SUMP LEVEL

WWT-LI12	LEVEL LOOP	WWT-LI12 PQ-11 SUMP LEVEL

WWT-LSHL119	LEVEL LOOP	WWT-LSHL119 BENZENE NESHAP, GAS/WATER PRESSURE TANK D-104 LEVEL ALARMS, LOOP INCLUDES: LSH, LAH, LSL (OPENS SOV TO TANK MANIFOLD HEADER) DWG, NO. PID-31-2528-05

CH-183	LIFTING DEVICE	SAF RIVER PUMPHOUSE BLDG-150 CHAIN HOIST CH-183 MANUAL

CH-213	LIFTING DEVICE	SAF RIVER PUMPHOUSE BLDG-150 CHAIN HOIST CH-213

TRL-496	LIFTING DEVICE	SAF RIVER PUMPHOUSE MONORAIL SYSTEM TROLLEY TRL-496

TRL-337	LIFTING DEVICE	SAF SAFETY RIVER PUMP HOUSE BUILDING BLDG-150 MONORAIL SYSTEM TROLLEY TRL-337

JIB-129	LIFTING DEVICE	WWT OZONE JIB JIB-129

TRL-519	LIFTING DEVICE	WWT OZONE JIB TROLEY SYSTEM TRL-519

CH-162	LIFTING DEVICE	WWT WASTE WATER TREATING MAIN BUILDING LIFTING DEVICE CHAIN HOIST CH-162 ELECTRIC

TRL-228	LIFTING DEVICE	WWT WASTE WATER TREATING MONORAIL SYSTEM TROLLEY TRL-228

JIB-114	LIFTING DEVICE	WWT WASTE WATER TREATING OUTSIDE BY BASINS JIB JIB-114

CH-164	LIFTING DEVICE	WWT WASTE WATER TREATING OUTSIDE BY BASINS LIFTING DEVICE CHAIN HOIST CH-164 AIR

MX-2124	MIXER	WWT BACKWASH TANK MIXER WWT-ME06 MX-2124 PID DWG WWT-16-14309-10
WWT-ME06	MIXER	WWT BACKWASH TANK MIXER WWT-ME06 PID DWG 14-5117-10 PM BEING PERFORMED UNDER MX-2124
WWT-ME02B	MIXER	WWT CLARIFIER MIXER AT TK345 (T3B) WWT-ME02B PID DWG 14-5117-08 PM BEING PERFORMED UNDER MX-2136
WWT-ME02A	MIXER	WWT CLARIFIER MIXER AT TK346 (T3A) WWT-ME02A PID DWG 14-5117-08 PM BEING PERFORMED UNDER MX-2135

MX-2135	MIXER	WWT CLARIFIER MIXER WWT-ME02A (NORTHWEST) MIXER MX-2135 PID DWG WWT-16-14309-08

MX-2136	MIXER	WWT CLARIFIER MIXER WWT-ME02B MX-2136 PID DWG WWT-16-14309-08

Attachment 1 to Schedule 2.2.1

WWT-ME03	MIXER	WWT SCUM SUMP MIXER WWT-ME03 AT TKT09 PID DWG 14-5117-09
MX-2137	MIXER	WWT SCUM SUMP MIXER WWT-ME03 MIXER MX-2137 PID DWG WWT-16-14309-09
WWT-ME04	MIXER	WWT SCUM SUMP MIXER WWT-ME04 AT TKT10 PID DWG 14-5117-09
MX-2138	MIXER	WWT SCUM SUMP MIXER WWT-ME04 MIXER MX-2138 PID DWG WWT-16-14309-09
WWT-ME07	MIXER	WWT SLUDGE THICKNER MIXER WWT-ME07 (WEST) AT TKT09 PID DWG 14-5117-09 PM BEING PERFORMED UNDER MX-2139

MX-2139	MIXER	WWT SLUDGE THICKNER MIXER WWT-ME07 (WEST) MIXER MX-2139 PID DWG WWT-16-14309-09

WWT-ME08	MIXER	WWT SLUDGE THICKNER MIXER WWT-ME08 (EAST) AT TKT10 PID DWG 14-5117-09 PM BEING PERFORMED UNDER MX-2140

MX-2140	MIXER	WWT SLUDGE THICKNER MIXER WWT-ME08 (EAST) MIXER MX-2140 PID DWG WWT-16-14309-09

S4M4-MEI5	MOTOR	480V 1 HP MOTOR FOR SLUDGE CONVEYOR

S4M4-EF7	MOTOR	480V 3/4HP MOTOR FOR EXHAUST FAN #7

S4M4-LP1D	MOTOR	NO DESC

M-1204	MOTOR	WWT AERATOR WWT-ME01A MOTOR M-1204104 PID DWG WWT-16-14309-07 50/22HP / 1775/885RPM / EB365T FRAME
M-1205	MOTOR	WWT AERATOR WWT-ME01B MOTOR M-1205 PID DWG WWT-16-14309-07 50/22HP / 1775/885RPM / 356T FRAME
M-1206	MOTOR	WWT AERATOR WWT-ME01C MOTOR M-1206 PID DWG WWT-16-14309-07 50/22HP / 1775/885RPM / 356T FRAME
M-1207	MOTOR	WWT AERATOR WWT-ME01D MOTOR M-1207 PID DWG WWT-16-14309-07 50/22HP / 1775/885RPM / 365T FRAME

M-1430	MOTOR	WWT AERATOR WWT-ME01E MOTOR M-1430 50 HP / 1770 RPM / 326TC FRAME PID DWG WWT-16-14309-07

M-1431	MOTOR	WWT AERATOR WWT-ME01F MOTOR M-1431 50 HP / 1770 RPM / 326TC FRAME PID DWG WWT-16-14309-07

M-1433	MOTOR	WWT AERATOR WWT-ME01G MOTOR M-1433 50 HP / 1770 RPM / 326TC TE FRAME PID DWG WWT-16-14309-07

M-1432	MOTOR	WWT AERATOR WWT-ME01H MOTOR M-1432 50 HP / 1770 RPM / 326TC FRAME PID DWG WWT-16-14309-07

M-1002	MOTOR	WWT API SLUDGE PUMP WWT-PQ03 MOTOR M-1002 PID DWG WWT-16-14309-01 15HP / 1760RPM / 254T FRAME

M-0894	MOTOR	WWT API SLUDGE PUMP WWT-PQ06 MOTOR M-0894 PID DWG WWT-16-14309-01 20HP / 1745RPM/ 256T FRAME

M-0941	MOTOR	WWT API SLUDGE PUMP WWT-PQ07 MOTOR M-0941 PID DWG WWT-16-14309-02 15HP / 1745RPM / 284U FRAME
M-1058	MOTOR	WWT API SLUDGE SUMP PUMP WWT-PQ04 MOTOR M-1058 PID DWG WWT-16-14309-02 15HP / 1765RPM / 254T FRAME
M-1555	MOTOR	WWT BACKWASH RETURN TO AERATION PUMP WWT-P12A MOTOR M-1555 PID DWG WWT-16-14309-10 5 HP / 1750 RPM / 184TP FRAME
M-1213	MOTOR	WWT BACKWASH RETURN TO AERATION PUMP WWT-P12B MOTOR M-1213 PID DWG WWT-16-14309-10 5 HP / 1750 RPM/ 184TP FRAME SINGLE LINE NO. 11-13911-D
M-2222	MOTOR	WWT BACKWASH TANK MIXER WWT-ME06 MOTOR M-1224 PID DWG WWT-16-14309-10 15HP / 1800RPM / 254T FRAME
M-2068	MOTOR	WWT CLARIFIER SCUM PUMP WWT-P04A MOTOR M-2068 PID DWG WWT-16-14309-08 1.5 HP / 1730 RPM/ 145T FRAME
M-1553	MOTOR	WWT CLARIFIER SCUM PUMP WWT-P04B MOTOR STARTER M-1553 PID DWG WWT-16-14309-08 1 HP / 1735 RPM / 143T FRAME SINGLE LINE NO. 11-13911-D
M-1557	MOTOR	WWT CLARIFIER TANK MIXER WWT-ME02A MOTOR M-1557 PID DWG WWT-16-14309-08 1HP / 1730RPM/ FRAME
M-1558	MOTOR	WWT CLARIFIER TANK MIXER WWT-ME02B MOTOR M-1558 PID DWG WWT-16-14309-08 1HP / 1750RPM/ 143BC FRAME
M-1569	MOTOR	WWT DOCK DRAIN TANK PUMP WWT-PN032 MOTOR M-1569 PID DWG WWT-16-14309-04 3HP / 1730 / 182T FRAME
M-1850	MOTOR	WWT ECRA WELL PUMP WWT-143-2 MOTOR M-1850 (N.E COPELANDS COVE) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1849	MOTOR	WWT ECRA WELL PUMP WWT-CC01 MOTOR M-1849 (COPELANDS COVE) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1847	MOTOR	WWT ECRA WELL PUMP WWT-D01 MOTOR M-1847 (@ E. NO.2 PH OUTSIDE FENCE) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1890	MOTOR	WWT ECRA WELL PUMP WWT-D01A (@ E. NO. 2 PH OUTSIDE FENCE) MOTOR M-1890
M-1857	MOTOR	WWT ECRA WELL PUMP WWT-F01 MOTOR M-1857 (W. SIDE FURFURAL) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1843	MOTOR	WWT ECRA WELL PUMP WWT-LC01 MOTOR M-1843 (@ RIVER WIER N. WEST) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1844	MOTOR	WWT ECRA WELL PUMP WWT-LC02 MOTOR M-1844 (@ RIVER WIER N EAST) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1845	MOTOR	WWT ECRA WELL PUMP WWT-LC03 MOTOR M-1845 (@ RIVER WIER S EAST) NOT ON PIDS 1HP / 3450RPM K56Y FRAME
M-1846	MOTOR	WWT ECRA WELL PUMP WWT-LC04 MOTOR M-1846 (@ RIVER WIER S. WEST) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1855	MOTOR	WWT ECRA WELL PUMP WWT-LF01 MOTOR M-1855 (OUTSIDE EAST FENCE) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME

Attachment 1 to Schedule 2.2.1

M-1848	MOTOR	WWT ECRA WELL PUMP WWT-LF02 MOTOR M-1848 (NEAR COGEN RIVER P H OUTSIDE FENCE) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1856	MOTOR	WWT ECRA WELL PUMP WWT-MW110 MOTOR M-1856 (W VPS CONTROL ROOM) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1851	MOTOR	WWT ECRA WELL PUMP WWT-S01 MOTOR M-1851 (EAST OF TANK NO. 118) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1852	MOTOR	WWT ECRA WELL PUMP WWT-S02 MOTOR M-1852 (EAST OF TANK NO. 118) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1853	MOTOR	WWT ECRA WELL PUMP WWT-S03 MOTOR M-1853 (EAST OF TANK NO. 119) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1854	MOTOR	WWT ECRA WELL PUMP WWT-S04 MOTOR M-1854 (EAST OF TANK NO. 119) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1840	MOTOR	WWT ECRA WELL PUMP WWT-TF01 MOTOR M-1840 (@ TANK NO. 26) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1841	MOTOR	WWT ECRA WELL PUMP WWT-TF02 MOTOR M-1841 (@ TANK NO. 51) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-1842	MOTOR	WWT ECRA WELL PUMP WWT-TF03 MOTOR M-1842 (@ NO.2 PUMPHOUSE) NOT ON PIDS 1HP / 3450RPM / K56Y FRAME
M-2063	MOTOR	WWT ECRA WELL PUMP WWT-TF04 MOTOR M-2063 NORTH OF TANK NO. 6 PID 15-1803-13 1HP / 3450RPM / K56Y FRAME
M-1218	MOTOR	WWT FILTER BACKWASH PUMP WWT-P06A MOTOR M-1218 PID DWG WWT-16-14309-10 150HP / 1780RPM / 5006P FRAME
M-1217	MOTOR	WWT FILTER BACKWASH PUMP WWT-P06B MOTOR M-1217 PID DWG WWT-16-14309-10 150HP / 1775RPM / 5006P FRAME SINGLE LINE DWG # 11-13912-D

M-1556	MOTOR	WWT FILTER FEED PUMP WWT-P05A MOTOR M-1556 PID DWG WWT-16-14309-10 100HP / 1775RPM / 404TP

M-1215	MOTOR	WWT FILTER FEED PUMP WWT-P05B MOTOR M-1215 PID DWG WWT-16-14309-10 100HP / 1775RPM / 404TP
FRAME SINGLE LINE NO. 11-13911-D
M-1219	MOTOR	WWT FILTER SURFACE WASH PUMP WWT-P09A MOTOR M-1219 PID DWG WWT-16-14309-10 30HP / 1750RPM / 286TP FRAME
M-1220	MOTOR	WWT FILTER SURFACE WASH PUMP WWT-P09B MOTOR M-1220 PID DWG WWT-16-14309-10 30HP / 1750RPM / 286TP FRAME SINGLE LINE NO. 11-13911-D
M-0002	MOTOR	WWT GAS OIL TRANSFER PUMP MOTOR M-0002 FOR PN-023 PID DWG WWT-16-14309-03 (40 HP / 3540 RPM / FRAME)
M-1474	MOTOR	WWT NO. 1 FLIGHT BOARD GEARBOX WWT-API-01 MOTOR M-1474 PID DWG WWT-16-14309-01 .05HP / 1725 / 1425RPM / FRAME K56
M-0214	MOTOR	WWT NO. 1 WATER WELL PUMP WWT-WELL01 MOTOR M-0214 PID DWG POH-16-14287-01 100 HP / 1775 RPM / 404 TP WPI FRAME
M-0329	MOTOR	WWT NO. 2 FLIGHT BOARD WWT-API-02 MOTOR M-0329 PID DWG WWT-16-14309-01 0.5HP / 1725/1425RPM / K56 FRAME
M-0567	MOTOR	WWT NO. 3 FLIGHT BOARD GEARBOX WWT-API-03 MOTOR M-0567 PID DWG WWT-16-14309-01 .05HP / 1725 / 1425RPM / FRAME K56
M-0207	MOTOR	WWT NO. 3 SERVICE WATER PUMP WWT-P3SW MOTOR M-0207 PID DWG WWT-16-14309-15 125HP / 1770 RPM / 6323P FRAME

M-0216	MOTOR	WWT NO. 3 WATER WELL PUMP WWT-WELL03 MOTOR M-0216 PID DWG POH-16-14287-01 (100HP/

M-1568	MOTOR	WWT NO. 4 FLIGHT BOARD WWT-API-04 MOTOR M-1568 PID DWG WWT-16-14309-01 0.5HP / 1725RPM / 56 FRAME
M-0328	MOTOR	WWT NO. 5 FLIGHT BOARD WWT-API-05 MOTOR M-0328 PID DWG WWT-16-14309-01 0.5HP / 1725/1425RPM / K5 FRAME
M-1034	MOTOR	WWT NO. 5 WELL PUMP MOTOR NUMBER M-1034 PID DWG POH-18-3226-01 125 H/P
M-0326	MOTOR	WWT NO. 6 FLIGHT BOARD WWT-API-06 MOTOR M-0326 PID DWG WWT-16-14309-01 0.50HP / 1725/1425RPM / K56 FRAME SINGLE LINE DWG.11-13913-D
M-0579	MOTOR	WWT NO. 6 WELL PUMP WWT-P-1287 MOTOR M-0579 PID DWG POH-16-14287-01 125 HP / 1770RPM / 405TP FRAME
M-1570	MOTOR	WWT NO. 7 FLIGHT BOARD WWT-API-07 MOTOR M-1570 PID DWG WWT-16-14309-01 0.5HP / 1725RPM / HP56 FRAME
M-1906	MOTOR	WWT NO. 7 WATER WELL PUMP MOTOR WWT-WELL07 M-1906 PID 18-3226-01
M-1567	MOTOR	WWT NO. 8 FLIGHT BOARD WWT-API-08 MOTOR M-1567 PID DWG WWT-16-14309-01 0.5HP / 1725RPM / HP56 FRAME
M-1566	MOTOR	WWT NO. 9 FLIGHT BOARD WWT-API-09 MOTOR M-1566 PID DWG WWT-16-14309-01 0.5HP / 1725RPM / FRAME
M-1768	MOTOR	WWT NO. 1 FIRE WATER BOOSTER PUMP MOTOR WWT-P1 FW M-l768 PID DWG WWT-16-14309-15 60 HP / 1775 RPM / 364TP FRAME
M-0245	MOTOR	WWT NO. 2 FIRE WATER PUMP WWT-P2FW MOTOR M-0245 PID DWG WWT-16-14309-15 150HP / 1750RPM / 6324P FRAME
M-0208	MOTOR	WWT NO. 4 SERVICE WATER PUMP WWT-P4SW MOTOR M-0208 PID DWG WWT-16-14309-15 125 HP / 1775 RPM / 6323P FRAME
M-0219	MOTOR	WWT NO.4 WATER WELL PUMP MOTOR WWT-WELL04 M-0219 PID DWG POH-16-14287-01 100 HP / 1800 RPM / 445 FRAME
M-1884	MOTOR	WWT NO.8 SERVICE WATER PUMP WWT-P8SW MOTOR M-1884 PID DWG 14-
M-1427	MOTOR	WWT OILY WATER CIRCULATING PUMP WWT-P15 MOTOR M-1427 PID DWG WWT-16-14309-06 HP 7.5 / RPM 1750 / FRAME 213T SINGLE LINE NO. 11-13911-D
M-1203	MOTOR	WWT PRIMARY LIFT PUMP (MIDDLE) WWT-P01B MOTOR M-1203 PID DWG WWT-16-14309-02 75HP / 1770RPM / 365TP FRAME
M-1202	MOTOR	WWT PRIMARY LIFT PUMP WWT-P01A MOTOR M-1202 PID DWG WWT-16-14309-02 75HP / 1780RPM / 365TP FRAME
M-1200	MOTOR	WWT PRIMARY LIFT PUMP WWT-P01C MOTOR M-1200 PID DWG WWT-16-14309-02 (75 HP / 1775 RPM / 365TP FRAME) P8

Attachment 1 to Schedule 2.2.1

M-1559	MOTOR	WWT PRIMARY LIFT PUMP WWT-P01D MOTOR M-1559 PID DWG WWT-16-14309-02 75HP / 1780RPM/ 365TP-TE FRAME
M-1225	MOTOR	WWT PRIMARY LIFT PUMP WWT-P10A MOTOR M-1225 7.5HP / 1155RPM / 44-256T-41 FRAME (OUT OF SERVICE)
M-1222	MOTOR	WWT PROCESSED WATER TO SCALTECH PUMP SPARE MOTOR M-1222 PID DWG WWT-16-14309-10 10HP / 3500RPM / 215T FRAME SINGLE LINE NO. 11-13911-D
M-1221	MOTOR	WWT PROCESSED WATER TO SCALTECH PUMP WWT-P07A MOTOR M-1221 PID DWG WWT-16-14309-10 10HP / 3500RPM / 215T FRAME

M-0066	MOTOR	WWT RGO PUMP WWT-PN027 MOTOR M-0066 PID DWG WWT-16-14309-03 25 HP / 3555RPM / 365S FRAME

M-1564	MOTOR	WWT SAMPLE PUMP WWT-P13 MOTOR M-1564 PID DWG WWT-16-14309-14 2HP / 1725RPM / 145T-4 FRAME
M-1237	MOTOR	WWT SCUM SUMP MIXER WWT-ME03 MIXER MOTOR M-1237 PID DWG WWT-16-14309-09
M-1820	MOTOR	WWT SCUM SUMP MIXER WWT-ME04 MOTOR M-1820 PID DWG WWT-16-14309-09

M-0915	MOTOR	WWT SLOP OIL PUMP WWT-PQ08 MOTOR M-0915 PID DWG WWT-16-14309-01 20HP / 1755RPM / 256T FRAME

M-1208	MOTOR	WWT SLUDGE RECYCLE PUMP (MIDDLE) WWT-P03B MOTOR M-1208 PID DWG WWT-16-14309-08 30HP / 1160RPM / 326TS FRAME SINGLE LINE NO. 11-13911-D
M-1210	MOTOR	WWT SLUDGE RECYCLE PUMP (NORTH) WWT-P03A MOTOR M-1210 PID DWG WWT-16-14309-08 30HP / 1160RPM / 326TS FRAME
M-1209	MOTOR	WWT SLUDGE RECYCLE PUMP (SOUTH) WWT-P03C MOTOR M-1209 PID DWG WWT-16-14309-08 30HP / 1160RPM / 326TS FRAME SINGLE LINE NO. 11-13911-D
M-1226	MOTOR	WWT SLUDGE STORAGE PUMP WWT-P10B MOTOR M-1226 7.5HP / 1155RPM / 24-256T-41 FRAME (OUT OF SERVICE)

M-1059	MOTOR	WWT SLUDGE SUMP PUMP WWT-PQ02 P-1059 PID DWG WWT-16-14309-02 15 HP / 1760 RPM / 254T FRAME

M-1572	MOTOR	WWT SLUDGE THICKENER PUMP WWT-P08B MOTOR M-1572 PID DWG WWT-16-14309-09 3HP / 1725RPM / 23-215T-21 FRAME SINGLE LINE NO. 11-13911-D
M-1571	MOTOR	WWT SLUDGE THICKENER PUMP WWT-P08C MOTOR M-1571 PID DWG WWT-16-14309-09 3HP / 1725 RPM / 23-215T-21 FRAME SINGLE LINE NO. 11-13911-D
M-1563	MOTOR	WWT SLUDGE THICKNER MIXER WWT-ME08 MOTOR M-1563 PID DWG WWT-16-14309-09 0.75HP / 1740RPM / 143TC FRAME
M-1562	MOTOR	WWT SLUDGE THINCKNER MIXER WWT-ME07 MOTOR M-1562 PID DWG WWT-16-14309-09 1HP / 1740RPM / 1143TC FRAME
M-1470	MOTOR	WWT SURGE TANK 333/335/342 WATER TRANSFER PUMP WWT-P15A MOTOR M-1470 PID DWG WWT-16-14309-03 7.5 HP / 3520 RPM / X210LP FRAME SINGLE LINE NO. 11-13930-D
M-1471	MOTOR	WWT SURGE TANK 333/335/342 WATER TRANSFER PUMP WWT-P15B MOTOR M-1471 PID DWG WWT-16-14309-03 7.55 HP / 3520 RPM / FRAME) SINGLE LINE NO. 11-13930-D
M-1248	MOTOR	WWT TANK FARM SEPARATOR PUMP WWT-P14A MOTOR M-1248 (NEAR TANK 117) NORTH PUMP 20 HP / 1750 RPM / 256T FRAME NOT ON PID - NEED TO BE DRAWN IN
M-1249	MOTOR	WWT TANK FARM SEPARATOR PUMP WWT-P14B MOTOR M-1249 (NEAR TANK 117) NORTH PUMP 20 HP / 1760 / 256T FRAME NOT ON PID - NEED TO BE DRAWN IN
M-1902	MOTOR	WWT THERMAL OXIDIZER STACK WWT-TOX BLOWER MOTOR M-1902 (SOUTH SIDE)
M-1903	MOTOR	WWT THERMAL OXIDIZER STACK WWT-TOX BLOWER MOTOR M-1903 (NORTH SIDE)
M-1573	MOTOR	WWT THICKENER SLUDGE PUMP WWT-P08A MOTOR M-1573 PID DWG WWT-16-14309-09 1.5HP / 1725RPM / 23-215T-21 FRAME SINGLE LINE NO. 11-13912-D
M-2185	MOTOR	WWT TRAP OIL TRANSFER PUMP WWT-PQ01 MOTOR M-1561 100 HP / 1180 RPM/Frame - 444T
M-1818	MOTOR	WWT UV LIGHT AIR BLOWER WWT-BL201 MOTOR M-1818 PID DWG WWT-16-14309-14
S4MS4-ME15	MOTOR STARTER	480V MOTOR STARTER FOR S4M4-ME15
S4MS4-ME1A	MOTOR STARTER	WWT AERATOR WWT-ME01A MOTOR STARTER PID DWG WWT-16-14309-07 50/22HP / 1775/885RPM / EB365T FRAME
S4MS4-MEIB	MOTOR STARTER	WWT AERATOR WWT-ME01B MOTOR STARTER PID DWG WWT-16-14309-07 50/22HP / 1775/885RPM / 356T FRAME
S4MS4-ME1C	MOTOR STARTER	WWT AERATOR WWT-ME01C MOTOR STARTER PID DWG WWT-16-14309-07 50/22HP / 1775/885RPM / 356T FRAME
S4MS4-ME1D	MOTOR STARTER	WWT AERATOR WWT-ME01D MOTOR STARTER PID DWG WWT-16-14309-07 50/22HP / 1775/885RPM / 365T FRAME
S2MS4-PQ3	MOTOR STARTER	WWT API SLUDGE PUMP WWT-PQ03 MOTOR STARTER PID DWG WWT-16-14309-01 15HP / 1760RPM / 254T FRAME
S2MS4-PQ06	MOTOR STARTER	WWT API SLUDGE PUMP WWT-PQ06 MOTOR STARTER PID DWG WWT-16-14309-01 20HP / 1745RPM / 256T FRAME EOL DWG# 11-13913-D
S2MS4-PQ7	MOTOR STARTER	WWT API SLUDGE PUMP WWT-PQ07 MOTOR STARTER PID DWG WWT-16-14309-02 15HP / 1745RPM / 284U FRAME
S2MS4-PQ4	MOTOR STARTER	WWT API SLUDGE SUMP PUMP WWT-PQ04 MOTOR STARTER PID DWG WWT-16-14309-02 15HP / 1765RPM / 254T FRAME
S4MS4-P12A	MOTOR STARTER	WWT BACKWASH RETURN TO AERATION PUMP WWT-P12A MOTOR STARTER PID DWG WWT-16-14309-10 5 HP / 1750 RPM / 184TP FRAME
S4MS4-P12B	MOTOR STARTER	WWT BACKWASH RETURN TO AERATION PUMP WWT-P12B MOTOR STARTER PID DWG WWT-16-14309-10 5HP / 1750RPM / 184TP FRAME SINGLE LINE NO. 11-13911-D
S4MS4-ME6	MOTOR STARTER	WWT BACKWASH TANK MIXER WWT-ME06 MOTOR STARTER PID DWG WWT-16-14309-10 15HP / 1765RPM / 254T FRAME

S4MS4-EF7	MOTOR STARTER	WWT BLDG-148 EXHAUST FAN 480V MOTOR STARTER FOR S4M4-EF7

S4MS4-P4A	MOTOR STARTER	WWT CLARIFIER SCUM PUMP WWT-P04A MOTOR STARTER PID DWG WWT-16-14309-08 1.5 HP / 1730 RPM / 145T FRAME
S4MS4-P4B	MOTOR STARTER	WWT CLARIFIER SCUM PUMP WWT-P04B MOTOR STARTER PID DWG WWT-16-14309-08 3 HP / 1735 RPM / 143T FRAME SINGLE LINE NO. 11-13911-D

Attachment 1 to Schedule 2.2.1

S4MS4-ME2A	MOTOR STARTER	WWT CLARIFIER TANK MIXER WWT-ME02A MOTOR STARTER PID DWG WWT-16-14309-08 1HP/1730RPM/ FRAME
S4MS4-ME2B	MOTOR STARTER	WWT CLARIFIER TANK MIXER WWT-ME02B MOTOR STARTER PID DWG WWT-16-14309-08 1HP/1750RPM/143BC FRAME
S4MS5-P6A	MOTOR STARTER	WWT FILTER BACKWASH PUMP WWT-P06A MOTOR PID DWG WWT-16-14309-10 150HP/1780RPM/5006P FRAME
S4MS5-P6B	MOTOR STARTER	WWT FILTER BACKWASH PUMP WWT-P06B MOTOR STARTER PID DWG WWT-16-14309-10 150HP/ 1775RPM/ 5006P FRAME SINGLE LINE DWG # 11-13912-D
S4MS4-P5A	MOTOR STARTER	WWT FILTER FEED PUMP WWT-P05A MOTOR STARTER PID DWG WWT-16-14309-10 100HP /1775RPM / 404TP
S4MS4-P5B	MOTOR STARTER	WWT FILTER FEED PUMP WWT-P05B MOTOR STARTER PID DWG WWT-16-14309-10 100HP/ 1775RPM/404TP FRAME SINGLE LINE NO. 11-13911-D
S4MS4-P9A	MOTOR STARTER	WWT FILTER SURFACE WASH PUMP WWT-P09A MOTOR STARTER PID DWG WWT-16-14309-10 30HP/ 1750RPM / 286TP FRAME
S4MS4-P9B	MOTOR STARTER	WWT FILTER SURFACE WASH PUMP WWT-P09B MOTOR STARTER PID DWG WWT-16-14309-10 30HP / 1750RPM/386TP FRAME SINGLE LINE NO. 11-13911-D
S2MS4-PN23	MOTOR STARTER	WWT GAS OIL TRANSFER PUMP MOTOR STARTER M-0002 FOR PID DWG WWT-16-14309-03 (40 HP / 3540 RPM / FRAME)
S2MS4-API1	MOTOR STARTER	WWT NO. 1 FLIGHT BOARD GEARBOX WWT-API-01 MOTOR STARTER PID DWG WWT-16-14309-01 .05HP/ 1725 / 1425RPM/FRAME K56
S3MS4-1WELL	MOTOR STARTER	WWT NO. 1 WATER WELL PUMP WWT-WELL01 MOTOR PID DWG POH-16-14287-01 100 HP/1775 RPM/404 TP WPI FRAME
S2MS4-API2	MOTOR STARTER	WWT NO. 2 FLIGHT BOARD WWT-API-02 MOTOR STARTER PID DWG WWT-16-14309-01 0.5HP / 1725/1425RPM/ K56 FRAME
S2MS4-API3	MOTOR STARTER	WWT NO. 3 FLIGHT BOARD GEARBOX WWT-AFI-03 MOTOR STARTER PID DWG WWT-16-14309-01 .05HP/ 1725/1425RPM/FRAME K56
S2MS5-P3SW	MOTOR STARTER	WWT NO. 3 SERVICE WATER PUMP WWT-P3SW MOTOR STARTER PID DWG WWT-16-14309-15 125HP/1770 RPM/6323P FRAME
S2MS4-API4	MOTOR STARTER	WWT NO. 4 FLIGHT BOARD WWT-API-04 MOTOR STARTER PID DWG WWT-16-14309-01 0.5HP / 1725RPM/ 56 FRAME
S2MS4-API5	MOTOR STARTER	WWT NO. 5 FLIGHT BOARD WWT-API-05 MOTOR STARTER PID DWG WWT-16-14309-01 0.5HP / 1725/1425RPM/ K5 FRAME
S3MS4-WELL5	MOTOR STARTER	WWT NO. 5 WELL PUMP MOTOR STARTER PID DWG POH-18-3226-01 125 H/P EOL DWG# 11-13914-D
S2MS4-API6	MOTOR STARTER	WWT NO. 6 FLIGHT BOARD WWT-API-06 MOTOR STARTER PID DWG WWT-16-14309-01 0.50HP/ 1725/1425RPM / K56 FRAME SINGLE LINE DWG.11-13913-D
S2MS4-PQ6	MOTOR STARTER	WWT NO. 6 WELL PUMP WWT-P-1287 MOTOR STARTER PID DWG POH-16-14287-01 125 HP/ 1770RPM / 405TP FRAME
S2MS4-API7	MOTOR STARTER	WWT NO. 7 FLIGHT BOARD WWT-API-07 MOTOR STARTER PID DWG WWT-16-14309-01 0.5HP/1725RPM/HP56 FRAME
S2MS4-API8	MOTOR STARTER	WWT NO 8 FLIGHT BOARD WWT-API-08 MOTOR STARTER PID DWG WWT-16-14309-01 0.5HP/1725RPM/HP56 FRAME
S2MS4-API9	MOTOR STARTER	WWT NO. 9 FLIGHT BOARD WWT-API-09 MOTOR STARTER PID DWG WWT-16-14309-01 0.5HP/ 1725RPM/ FRAME
S3MS5-FP1A	MOTOR STARTER	WWT NO. 1 FIRE WATER BOOSTER PUMP MOTOR WWT-PIFW PID DWG WWT-16-14309-15 60 HP/ 1775 RPM / 364TP FRAME
S2MS5-P2FW	MOTOR STARTER	WWT NO.2 FIRE WATER PUMP WWT-P2FW MOTOR STARTER PID DWG WWT-16-14309-15 150HP/1750RPM/ 6324P FRAME
S2MS5-P4SW	MOTOR STARTER	WWT N0.4 SERVICE WATER PUMP WWT-P4SW MOTOR STARTER PID DWG WWT-16-14309-15 125 HP/ 1775 RPM / 6323P FRAME
S4MS4-PI5	MOTOR STARTER	WWT OILY WATER CIRCULATING PUMP WWT-P15 MOTOR STARTER PID DWG WWT-16-14309-06 HP 7.5 / RPM 1750 / FRAME 213T SINGLE LINE NO. 11-13911-D
S4MS4-LP1B	MOTOR STARTER	WWT PRIMARY LIFT PUMP (MIDDLE) WWT-P01B MOTOR STARTER PID DWG WWT-16-14309-02 75HP / 1770RPM/365TP FRAME
S4MS4-LP1D	MOTOR STARTER	WWT PRIMARY LIFT PUMP WWT-LP1D MOTOR STARTER PID DWG WWT-16-14309-02 75HP / 1780RPM / 365TP-TE FRAME480V
S4MS4-LP1A	MOTOR STARTER	WWT PRIMARY LIFT PUMP WWT-P01A MOTOR STARTER PID DWG WWT-16-14309-02 75HP / 1780RPM / 365TP FRAME
S4MS4-LPIC	MOTOR STARTER	WWT PRIMARY LIFT PUMP WWT-P01C MOTOR STARTER PID DWG WWT-16-14309-02 (75 HP / 1775 RPM/ 365TP FRAME)
S4MS4-P10A	MOTOR STARTER	WWT PRIMARY LIFT PUMP WWT-P10A MOTOR STARTER 7.5HP /1155RPM / 44-256T-41 FRAME (OUT OF SERVICE)
S4MS4-P7B	MOTOR STARTER	WWT PROCESSED WATER TO SCALTECH PUMP SPARE MOTOR STARTER PID DWG WWT-16-14309-10 10HP / 3500RPM/ 215T FRAME SINGLE LINE NO. 11-13911-D
S4MS4-P7A	MOTOR STARTER	WWT PROCESSED WATER TO SCALTECH PUMP WWT-P07A MOTOR STARTER PID DWG WWT-16-14309-10 10HP / 3500RPM / 215T FRAME
S2MS4-PN27	MOTOR STARTER	WWT RGO PUMP WWT-PN027 MOTOR STARTER PID DWG WWT-16-14309-03 25 HP / 3555RPM / 365S FRAME

S4MS4-P13	MOTOR STARTER	WWT SAMPLE PUMP WWT-P13 MOTOR STARTER PID DWG WWT-16-14309-14 2HP/ 1725RPM / 145T-4 FRAME

S4MS4-ME3	MOTOR STARTER	WWT SCUM SUMP MIXER WWT-ME03 MIXER MOTOR STARTER PID DWG WWT-16-14309-09
S4MS4-ME4	MOTOR STARTER	WWT SCUM SUMP MIXER WWT-ME04 MOTOR M-1820 PID DWG WWT-16-14309-09
S2MS4-PQ8	MOTOR STARTER	WWT SLOP OIL PUMP WWT-PQ08 MOTOR STARTER PID DWG WWT-16-14309-01 20HP/ 1755RPM/256T FRAME
S4MS4-P3B	MOTOR STARTER	WWT SLUDGE RECYCLE PUMP (MIDDLE) WWT-P03B MOTOR STARTER PID DWG WWT-16-14309-08 30HP 1160RPM/ 326TS FRAME SINGLE LINE NO. 11-13911-D

Attachment 1 to Schedule 2.2.1

S4MS4-P3A	MOTOR STARTER	WWT SLUDGE RECYCLE PUMP (NORTH) WWT-P03A MOTOR STARTER PID DWG WWT-16-14309-08 30HP / 1160RPM / 326TS FRAME
S4MS4-P3C	MOTOR STARTER	WWT SLUDGE RECYCLE PUMP (SOUTH) WWT-P03C MOTOR STARTER PID DWG WWT-16-14309-08 30HP / 1160RPM / 326TS FRAME SINGLE LINE NO. 11-13911-D
S4MS4-P10B	MOTOR STARTER	WWT SLUDGE STORAGE PUMP WWT-P10B MOTOR STARTER 7.5HP / 1155RPM / 24-256T-41 FRAME (OUT OF SERVICE)
S2M4-PQ2	MOTOR STARTER	WWT SLUDGE SUMP PUMP MOTOR STARTER WWT-PQ02 P-1059 PID DWG WWT-16-14309-02 15 HP/ 1760 RPM/ 254T FRAME
S4MS4-ME7	MOTOR STARTER	WWT SLUDGE THICKENER MIXER WWT-ME07 MOTOR STARTER PID DWG WWT-16-14309-09 1 HP / 1740RPM/ J143TC FRAME
S4MS4-P8B	MOTOR STARTER	WWT SLUDGE THICKENER PUMP WWT-P08B MOTOR STARTER PID DWG WWT-16-14309-09 3HP / 1725RPM/ 23-215T-21 FRAME SINGLE LINE NO. 11-13911-D
S4MS4-P8C	MOTOR STARTER	WWT SLUDGE THICKENER PUMP WWT-P08C MOTOR STARTER PID DWG WWT-16-14309-09 3HP / 1725 RPM / 23-215T-21 FRAME SINGLE LINE NO. 11-13911-D
S4MS4-ME8	MOTOR STARTER	WWT SLUDGE THICKNER MIXER WWT-ME08 MOTOR STARTER PID DWG WWT-16-14309-09 0.75HP / 1740RPM / 143TC FRAME

S2MS4-WWTP15A	MOTOR STARTER	WWT SURGE TANK 333/335/342 WATER TRANSFER PUMP WWT-P15A MOTOR STARTER PID DWG WWT-16-14309-03 7.5 HP / 3520 RPM/ X210LP FRAME SINGLE LINE NO. 11-13930-D

S2MS4-WWTP15B	MOTOR STARTER	WWT SURGE TANK 333/335/342 WATER TRANSFER PUMP WWT-P15B MOTOR STARTER PID DWG WWT-16-14309-03 7.55 HP / 3520 RPM / FRAME) SINGLE LINE NO. 11-13930-D

S3MS4-P14A	MOTOR STARTER	WWT TANK FARM SEPARATOR PUMP WWT-P14A MOTOR STARTER (NEAR TANK 117) NORTH PUMP 20 HP / 1750 RPM / 256T FRAME NOT ON PID - NEED TO BE DRAWN IN EOL DWG# 11-13923-D

S3MS4-P14B	MOTOR STARTER	WWT TANK FARM SEPARATOR PUMP WWT-P14B MOTOR STARTER (NEAR TANK 117) NORTH PUMP 20 HP / 1760 / 256T FRAME NOT ON PID - NEED TO BE DRAWN IN EOL DWG# 11-13923-D

S4MS4-P8A	MOTOR STARTER	WWT THICKENER SLUDGE PUMP WWT-P08A MOTOR STARTER PID DWG WWT-16-14309-09 1.5HP/1725RPM/ 23-215T-21 FRAME SINGLE LINE NO. 11-13912-D

S2MS4-PQ1	MOTOR STARTER	WWT TRAP OIL TRANSFER PUMP WWT-PQ01 MOTOR STARTER 40HP / 885RPM / 365T FRAME

S4P3-2	PANEL	100A 12 POLE LIGHTING PANEL
S4P3-5	PANEL	100A 12 POLE LIGHTING PANEL
S4P3-4	PANEL	100A 36 POLE LIGHTING PANEL
S4P3-6	PANEL	225A 36 POLE 3 PHASE 4 WIRE LIGHTING PANEL
S4P3-3	PANEL	225A 42 POLE LIGHTING PANEL
S4P3-14	PANEL	24 POLE 120/240V 100A LIGHTING & POWER DISTR PNL
S4P3-15	PANEL	HEAT TRACE PANEL MANIFOLD #1
S2P3-14	PANEL	LIGHTING PANEL D902 ON BENZENE NESHAP UNIT
S2P3-13	PANEL	LIGHTING PANEL IN WWT SLOP AREA

WWT-PIPE	PIPING	PIPING WWT PROJECT TRACKING.

WSY-PIPE	PIPING	WSY WATER SYSTEM PIPING MISCELLANIOUS WSY-PIPE

POH-PT501	PRESS LOOP	FCC PRESSURE TRANSMITTER, TRANSCO (WOODBURY HUT) (QUARTERLY) THIS AREA UNDER DIRECTION OF WWT

WWT-PT03	PRESS LOOP	PRESSURE TRANSMITTER FOR P3 SERVICE WATER PUMP PID-14-3117-15

WWT-PT04	PRESS LOOP	PRESSURE TRANSMITTER FOR P4 SERVICE WATER PUMP PID-14-3117-15

WWT- PIC06	PRESS LOOP	WWT PRESSURE INDICATOR CONTROLLER FIRE WATER STAND-BY PT,PS,PV PID-14-3117-15 (FREQUENCY: 2 YEARS)
WWT-PIC05	PRESS LOOP	WWT PRESSURE INDICATOR CONTROLLER, 5SW PUMP PID-14-3117-15
WWT-PAL1	PRESS LOOP	WWT-PAL1 PLC CABINET PURGE SYSTEM TROUBLE
WWT-PAL15	PRESS LOOP	WWT-PAL15 NITROGEN PRESSURE AT API SEPARATOR
P-3116	PUMP	P-3116 WWT RIVER WEIR PNEUMATIC TRIDENT PISTON PUMP, MODEL DT01 SERIAL 275
P-1777	PUMP	WWT API SLUDGE PUMP WWT-PQ03 P-1777 PID DWG WWT-16-14309-02 MIDDLE PUMP EAST SIDE OF API SEPERATOR
P-1714	PUMP	WWT API SLUDGE PUMP WWT-PQ06 P-1714 PID DWG WWT-16-14309-01
P-1732	PUMP	WWT API SLUDGE PUMP WWT-PQ07 P-1732 PID DWG WWT-16-14309-02

P-1886	PUMP	WWT API SLUDGE SUMP PUMP WWT-PQ04 P-1886 PID DWG WWT-16-14309-01 SOUTH SIDE OF SEPERATOR

P-2114	PUMP	WWT BACKWASH RETURN TO AEREATION PUMP WWT-P12A P-2114 PID DWG WWT-16-14309-10

P-2113	PUMP	WWT BACKWASH RETURN TO AEREATION PUMP WWT-P12B P-2113 PID DWG WWT-16-14309-10

P-3020	PUMP	WWT CLARIFIER SCUM PUMP WWT-P04A P-3020 PID DWG WWT-16-14309-08
P-2112	PUMP	WWT CLARIFIER SCUM PUMP WWT-P04B P-2112 PID DWG WWT-16-14309-08

P-2109	PUMP	WWT CLARIFIER SLUDGE RECYCLE PUMP (MIDDLE) WWT-P03B P-2109 PID DWG WWT-16-14309-08

P-2110	PUMP	WWT CLARIFIER SLUDGE RECYCLE PUMP (SOUTH) WWT-P03C P-2110 PID DWG WWT-16-14309-08

P-1746	PUMP	WWT DOCK DRAIN TANK PUMP WWT-PN032 P-1746 PID DWG WWT-16-14309-04 SUBMERSIBLE PUMP

Attachment 1 to Schedule 2.2.1

P-3193	PUMP	WWT DOCK DRAIN TANK PUMP WWT-PN032 P-3193 PID DWG WWT-16-14309-04 SUBMERSIBLE PUMP (NO PM REQUIRED)
P-3109	PUMP	WWT DOCK DRAIN TANK PUMP WWT-PN032, P-3109 PID DWG -16-14309-04
P-3146	PUMP	WWT ECRA WELL PUMP WWT-TK-141CS P-3146 REMEDIAL SYSTEM 4” GRUNDFOS SUBMERSIBLE GROUNDWATER PUMP
P-2802	PUMP	WWT ECRA WELL PUMP WWT-143-2 P-2802 (N.E COPELANDS COVE) NOT ON PIDS NO PM REQUIRED AS OF 1-06
P-2801	PUMP	WWT ECRA WELL PUMP WWT-CC01 P-2801 (COPELANDS COVE) NOT ON PIDS

P-2879	PUMP	WWT ECRA WELL PUMP WWT-CC02 (COPELANDS COVE) NOT ON PIDS NO PM REQUIRED AS OF 1-06

P-2799	PUMP	WWT ECRA WELL PUMP WWT-D01 P-2799 (@ E. NO. 2 PH OUTSIDE FENCE) NOT ON PIDS
P-2857	PUMP	WWT ECRA WELL PUMP WWT-D01A (@ E. NO.2 PH OUTSIDE FENCE) PUMP P-2857 NO PM REQUIRED AS OF 1-06
P-2809	PUMP	WWT ECRA WELL PUMP WWT-F01 P-2809 (W. SIDE FURFURAL) NOT ON PIDS
P-3139	PUMP	WWT ECRA WELL PUMP WWT-GTA-1 P-3139 REMEDIAL SYSTEM
P-2807	PUMP	WWT ECRA WELL PUMP WWT-LF01 P-2807 (OUTSIDE EAST FENCE) NOT ON PIDS

P-2800	PUMP	WWT ECRA WELL PUMP WWT-LF02 P-2800 (NEAR COGEN RIVER P.H OUTSIDE FENCE) NOT ON PIDS

P-2808	PUMP	WWT ECRA WELL PUMP WWT-MW110 P-2808 (W. VPS CONTROL ROOM) NOT ON PIDS
P-2795	PUMP	WWT ECRA WELL PUMP WWT-RW01 P-2795 (@ RIVER WIER) NOT ON PIDS SUBMERSIBLE
P-2796	PUMP	WWT ECRA WELL PUMP WWT-RW02 P-2796 (@ RIVER WIER ) NOT ON PIDS NO PM REQUIRED AS OF 1-06 SUBMERSIBLE / AIR
P-2797	PUMP	WWT ECRA WELL PUMP WWT-RW03 P-2797 (@ RIVER WIER) NOT ON PIDS SUBMERSIBLE

P-2798	PUMP	WWT ECRA WELL PUMP WWT-RW04 P-2798 (@ RIVER WIER ) NOT ON PIDS SUBMERSIBLE / AIR

P-3083	PUMP	WWT ECRA WELL PUMP WWT-RW05 @ RIVER WEIR NOT ON PIDS NO PM REQUIRED AS OF 1-06

P-2803	PUMP	WWT ECRA WELL PUMP WWT-S01 P-2803 (EAST OF TANK NO. 118) NOT ON PIDS NO PM REQUIRED AS OF 1-06
P-2804	PUMP	WWT ECRA WELL PUMP WWT-S02 P-2804 (EAST OF TANK NO. 118) NOT ON PIDS NO PM REQUIRED AS OF 1-06
P-2805	PUMP	WWT ECRA WELL PUMP WWT-S03 P-2805 (EAST OF TANK NO. 119) NOT ON PIDS NO PM REQUIRED AS OF 1-06
P-2806	PUMP	WWT ECRA WELL PUMP WWT-S04 P-2806 (EAST OF TANK NO. 119) NOT ON PIDS NO PM REQUIRED AS OF 1-106

P-2792	PUMP	WWT ECRA WELL PUMP WWT-TF01 P-2792 (@ TANK NO. 26) NOT ON PIDS NO PM REQUIRED AS OF 1-06

P-2793	PUMP	WWT ECRA WELL PUMP WWT-TF02 P-2793 (@ TANK NO. 51) NOT ON PIDS NO PM REQUIRED AS OF 1-06

P-2794	PUMP	WWT ECRA WELL PUMP WWT-TF03 P-2794 (@ NO.2 PUMPHOUSE) NOT ON PIDS NO PM REQUIRED AS OF 1-106
P-3017	PUMP	WWT ECRA WELL PUMP WWT-TF04 P-3017 NORTH OF TANK NO. 6 PID 15-1803-13 NO PM REQUIRED AS OF 1-06
P-3147	PUMP	WWT ECRA WELL PUMP WWT-TK-14CS P-3147 REMEDIAL SYSTEM 4” GRUNDFOS SUBMERSIBLE GROUNDWATER PUMP

P-3148	PUMP	WWT ECRA WELL PUMP WWT-TK-14CS P-3148 REMEDIAL SYSTEM 2” GEOTECH/ORS GROUNDWATER PUMP

P-3149	PUMP	WWT ECRA WELL PUMP WWT-TK-14CS P-3149 REMEDIAL SYSTEM 2” GEOTECH/ORS GROUNDWATER PUMP

P-3140	PUMP	WWT ECRA WELL PUMP WWT-TK-47CS P-3140 REMEDIAL SYSTEM
P-3142	PUMP	WWT ECRA WELL PUMP WWT-TK-51CS P-3142 REMEDIAL SYSTEM
P-3141	PUMP	WWT ECRA WELL PUMP WWT-UPRM-24S P-3141 REMEDIAL SYSTEM
P-2123	PUMP	WWT EFFLUENT SAMPLE PUMP WWT-P13 P-2123 PID DWG WWT-16-14309-14
P-2057	PUMP	WWT EMERGENCY LIFT PUMP WWT-P01E FLOW PUMP P-2057 PID DWG WWT-16-14309-02
P-2117	PUMP	WWT FILTER BACKWASH PUMP WWT-P06A P-2117 PID DWG WWT-16-14309-10
P-2118	PUMP	WWT FILTER BACKWASH PUMP WWT-P06B P-2118 PID DWG WWT-16-14309-10
P-2115	PUMP	WWT FILTER FEED PUMP WWT-P05A P-2115 PID DWG WWT-16-14309-10
P-2116	PUMP	WWT FILTER FEED PUMP WWT-P05B P-2116 PID DWG WWT-16-14309-10
P-2119	PUMP	WWT FILTER SURFACE WASH PUMP WWT-P09A P-2119 PID DWG WWT-16-14309-10
P-2120	PUMP	WWT FILTER SURFACE WASH PUMP WWT-P09B P-2120 PID DWG WWT-16-14309-10
P-0443	PUMP	WWT GAS OIL TRANSFER PUMP WWT-PN023 P-443 PID DWG WWT-16-14309-03
P-2762	PUMP	WWT HYPOCHLORIDE INJECTION PUMP WWT-P16 P-2762 PID DWG WWT-16-14309-15
P-2835	PUMP	WWT HYPOCHLORIDE INJECTION PUMP WWT-P17 PID DWG WWT-16-14309-15

P-2862	PUMP	WWT LAB VACUUM TEST PUMP WWT-P19 P-2862 (LOCATED IN LAB TEST ROOM BEHIND DOOR)

P-0679	PUMP	WWT NO. 1 WATER WELL PUMP WWT-WELL01 P-0679 PID DWG POH-16-14287-01
P-0681	PUMP	WWT NO. 3 WATER WELL PUMP WWT-WELL03 P-0681 PID DWG POH-16-14287-01
P-1281	PUMP	WWT NO. 4 WATER WELL PUMP WWT-WELL04 P-1211 PID DWG POH-16-14287-01
P-l799	PUMP	WWT NO. 5 WATER WELL PUMP WWT-WELL05 P-1799 PID DWG POH-18-3226-011
P-1287	PUMP	WWT NO. 6 WATER WELL PUMP WWT-WELL06 PID DWG POH-16-14287-01
P-1692	PUMP	WWT NO.3 SERVICE WATER PUMP WWT-P35W P-1692 PID DWG WWT-16-14309-15 NOTE: SEE PAGE 6, “ COKE BREAKER”
P-0670	PUMP	WWT NO.4 SERVICE WATER PUMP WWT-P4SW P-0670 PID DWG WWT-16-14309-15
P-2849	PUMP	WWT NO.8 SERVICE WATER PUMP WWT-P8SW PID DWG 14.
P-2299	PUMP	WWT OILY WATER CIRCULATING PUMP WWT-P15 P-2299 PID DWG WWT-16-14309-06
P-2851	PUMP	WWT OILY WATER SEWER BOX PUMP WWT-P18
P-2100	PUMP	WWT PRIMARY LIFT PUMP WWT-P01A P-2100 PID DWG WWT-16-14309-02
P-2101	PUMP	WWT PRIMARY LIFT PUMP WWT-P01B P-2101 PID DWG WWT-16-14309-02
P-2103	PUMP	WWT PRIMARY LIFT PUMP WWT-P01C P-2103 PID DWG WWT-16-14309-02

Attachment 1 to Schedule 2.2.1

P-2102	PUMP	WWT PRIMARY LIFT PUMP WWT-P0ID P-2102 PID DWG WWT-16-14309-02
P-2122	PUMP	WWT PROCESSED WATER TO SCALTECH PUMP SPARE P-2122 PID DWG WWT-16-14309-10

P-2121	PUMP	WWT PROCESSED WATER TO SCALTECH PUMP WWT-P07A P-2121 PID DWG WWT-16-14309-10

P-0447	PUMP	WWT RGO PUMP WWT-PN027 P-0447 PID DWG WWT-16-14309-03
P-0667	PUMP	WWT SERVICE WATER PUMP WWT-P5SW P-0667 PID DWG WWT-16-14309-15

P-1686	PUMP	WWT SLOP OIL PUMP WWT-PQ08 P-1686 PID DWG WWT-16-14309-01 (API SEPARATOR SOUTHWEST SIDE)

P-2108	PUMP	WWT SLUDGE RECYCLE PUMP (NORTH) WWT-P03A P-2108 PID DWG WWT-16-14309-08
P-2125	PUMP	WWT SLUDGE STORAGE PUMP WWT-P10A P-2125 (OUT OF SERVICE)
P-2126	PUMP	WWT SLUDGE STORAGE PUMP WWT-P10B P-2126 (OUT OF SERVICE)
P-1786	PUMP	WWT SLUDGE SUMP PUMP WWT-PQ02 P-1786 PID DWG WWT-16-14309-02
P-2130	PUMP	WWT SLUDGE THICKENER PUMP WWT-P08A P-2130 PID DWG WWT-16-14309-09
P-2128	PUMP	WWT SLUDGE THICKENER PUMP WWT-P08B P-2128 PID DWG WWT-16-14309-09
P-2131	PUMP	WWT SLUDGE THICKENER PUMP WWT-P08C P-2131 PID DWG WWT-16-14309-09

P-2341	PUMP	WWT SURGE TANK 333/335/342 WATER TRANSFER PUMP WWT-P15A P-2341 PID DWG WWT-16-14309-03

P-2342	PUMP	WWT SURGE TANK 333/335/342 WATER TRANSFER PUMP WWT-P15B P-2342 PID DWG WWT-16-14309-03

P-2143	PUMP	WWT TANK FARM SEPARATOR PUMP WWT-P14A P-2143 (NEAR TANK 117) NORTH PUMP NOT ON PID - NEED TO BE DRAWN IN
P-2144	PUMP	WWT TANK FARM SEPARATOR PUMP WWT-P14B P-2144 (NEAR TANK 117) SOUTH PUMP NOT ON PID - NEED TO BE DRAWN IN
P-2058	PUMP	WWT TRAP OIL TRANSFER PUMP WWT-PQ01 P-2058 (API SEPARATOR PUMP HOUSE)

RV-250177	RELIEF VALVE	WWT BACK WASH FILTER NORTH WWT-D103 RELIEF VALVE (2” x 2-1/2” -SET @ 50 PSI) PID DWG WWT-16-14309-13

RV-250175	RELIEF VALVE	WWT BACK WASH FILTER SOUTH WWT-D101 RELIEF VALVE (2” x 3” SET @ 50PSI) PID DWG WWT-16-14309-11

RV-250062	RELIEF VALVE	WWT DIESEL EMERGENCY FIRE WATER PUMP WWT-P7FW RELIEF VALVE RV-250062 (6” x 8” - SET @ 150PSI) PID DWG WWT-16-14309-15
RV-250143	RELIEF VALVE	WWT FIRE WATER STANDBY PUMP WWT-P6FW RELIEF VALVE (6” x 8” - SET @ 150PSI) PID DWG WWT-16-14309-15
RV-250063	RELIEF VALVE	WWT FIRE WATER STANDBY PUMP WWT-F6FW TURBINE RELIEF VALVE RV-250063 (4” x 6” - SET @ 40PSI) PID DWG WWT-16-14309-15

RV-250290	RELIEF VALVE	WWT HOT WATER HEATER WWT-PIPE RELIEF VALVE (3/4” x 3/4” - SET @ 150PSI) NOT ON PIDS

RV-250450	RELIEF VALVE	WWT HYPO-CHLORIDE INJECTION PUMP WWT-P16 INJECTION INTO NO. 3 SERVICE WATER PUMP (1/2” x 1/2” / SET @ 150PSI) PID DWG WWT-16-14309-15
RV-250433	RELIEF VALVE	WWT HYPO-CHLORIDE INJECTION PUMP WWT-P17 INJECTION INTO NO 3 SERVICE WATER PUMP (3/4” x 3/4” / SET @ 150PSI) PID DWG WWT-16-14309-15
RV-250244	RELIEF VALVE	WWT INSTRUMENT AIR HEADER WWT-PIPE RELIEF VALVE (3/4” x 1” - SET @ 30PSI) PID DWG WWT-16-14309-17
RV-250243	RELIEF VALVE	WWT INSTRUMENT AIR HEADER WWT-PIPE RELIEF VALVE (3/4” x 1” - SET @ 30PSI) PID DWG WWT-16-1430917
RV-250408	RELIEF VALVE	WWT NO. 1 FIRE WATER BOOSTER PUMP WWT-P1FW RELIEF VALVE RV-250408 (4” x 6” - SET @ 150 PSI) PID DWG WWT-14-3117-15

RV-250055	RELIEF VALVE	WWT NO 2 FIREWATER PUMP WWT-P2FW RELIEF VALVE (4” x 6” - SET @ 150 PSI) PID DWG 14-3117-15

RV-250058	RELIEF VALVE	WWT NO 5 SERVICE WATER STANDBY TURBINE WWT-P5SW RELIEF VALVE RV-250058 (3” x 4” - SET @ 40PSI) PID DWG WWT-14-3117-15

RV-250057	RELIEF VALVE	WWT NO.2 FIRE WATER PUMP WWT-P2FW RELIEF VALVE (3” x 4” - SET @ 150PSI) PID DWG WWT-16-14309-15

RV-250517	RELIEF VALVE	WWT SEWER BOX 25A - LOCATED AT THE SOUTHEAST CORNER OF THE VPS UNIT ALONG MAIN PLANT ROAD PRESSURE/VACUUM VENT (4”x 6” - 2 0PSI OF WC / .05 0Z PER SQ.IN VACUUM)

RV-250516	RELIEF VALVE	WWT SEWER JUNCTION BOX 14 - LOCATED AT THE SOUTHWEST CORNER OF THE API SEPARATOR ALONG WASTE WATER WAY PRESSURE/VACUUM VENT (4”x 6” / 2.0PSI OF WC / .05 OZ PER SQ. IN VACUUM)

RV-250514	RELIEF VALVE	WWT SEWER JUNCTION BOX 3W - LOCATED ON WEST ROAD ACROSS FROM CUMENE UNIT PRESSURE/ VACUUM VENT (4”x 6” / 2.0PSI OF WC / 05 OZ PER SQ.IN VACUUM)

RV-250518	RELIEF VALVE	WWT SEWER JUNCTION BOX 42 - LOCATED ON THE SOUTHEAST CORNER OF THE CRU ALONG CRU DRIVE PRESSURE/VACUUM VENT (4” x 6” / 2 0PSI OF WC / .05 OZ PER SQ.IN VACUUM)

RV-250515	RELIEF VALVE	WWT SEWER JUNCTION BOX 9W - LOCATED ON WEST ROAD ACROSS FROM THE FCCU PRESSURE/VACUUM VENT (4”x 6” / 2.0PSI OF WC / .05 OZ PER SQ.IN VACUUM)
RV-250519	RELIEF VALVE	WWT SUMP SUV12 - LOCATED SOUTH OF CONTROL ROOM ALONG THE NORTH EDGE OF THE SULFOLANE UNIT (4”x 6” / 2.0PSI OF WC / 05 OZ PER SQ.IN VACUUM)
RV-250390	RELIEF VALVE	WWT TRANSCO PIPE LINE WEST DEPTFORD WWT-PIPE RELIEF VALVE RV-250390 (6” x 8”- SET @ 275 PSI)OFF AND ON SEND OUT TO CRANE VALVE. *** DOT***

RV-250489	RELIEF VALVE	WWT TRANSCO PIPE LINE WEST DEPTFORD WWT-PIPE RELIEF VALVE RV-250489 (SPARE RELIEF VALVE) (6” x 8”- SET @ 275 PSI)OFF AND ON SEND OUT TO CRANE VALVE. ***DOT***

RV-250410	RELIEF VALVE	WWT ULTRA VIOLET LIGHT BLOWER WWT-BL201 RELIEF VALVE (1” x 2” - SET @ 7PSI) PID DWG 16-14309-14

RV-250176	RELIEF VALVE	WWT WATER FILTER MIDDLE WWT-D102 RELIEV VALVE (2” x 3”- SET @ 50 PSI) PID DWG 14-5117-12

WWT-PQ6	SHUTDOWN LOOP	WWT-PQ6 SUMP PUMP PQ-6 SHUTDOWN ON LAL-07

Attachment 1 to Schedule 2.2.1

WWT-PQ7	SHUTDOWN LOOP	WWT-PQ7 SUMP PUMP PQ-7 SHUTDOWN ON LAL-12

WWT-PQ8	SHUTDOWN LOOP	WWT-PQ8 SUMP PUMP PQ-8 SHUTDOWN ON LAL-10

WWT-FND	STRUCTURAL	WWT FOUNDATION - PROJECT TRACKING

WWT- STRUCT	STRUCTURAL	WWT STRUCTURAL - PROJECT TRACKING

WWT-API	TANK	API SEPARATOR

WWT-TKT08	TANK	BACKWASH EFFLUENT TANK WWT-TKT08 37’L X 22’W X 16’H - 77,500 GAL.
WWT-TKT04	TANK	FILTER FEED TANK WWT-TKT04 14’L X 22’W X 16’H - 27,000 GAL.
WWT-TKT06	TANK	FILTERED WATER TANK WWT-TKT06 27’L X 22’W X 16’H - 52,000 GAL.

WWT-T2A	TANK	WWT AERATION BASIN WWT-T2A PID DWG 14-5117-07

WWT-T2B	TANK	WWT AERATION BASIN WWT-T2A PID DWG 14-5117-07

WWT-TKT10	TANK	WWT API SLUDGE THICKENER TANK WWT-TKT10 PID DWG 14-5117-09
WWT-TKT09	TANK	WWT BIO THICKENER TANK WWT-TKT09 PID DWG 14-5117-09
WWT-TK331	TANK	WWT CAUSTIC SODIUM HYDROXIDE WATER TANK WWT-TK331 PID DWG 14-4103-05
WWT-TK332	TANK	WWT CAUSTIC SODIUM HYDROXIDE WATER TANK WWT-TK332 PID DWG 14-4103-05

WWT-S2A	TANK	WWT CLARIFIER SCUM SUMP AT TX346 (T3A) WWT-S2A PID DWG 14-5117-08

WWT-S2B	TANK	WWT CLARIFIER SCUM SUMP AT WWT-TK345 (T3B) WWT-S2B PID DWG 14-5117-08

WWT-T11	TANK	WWT DOCK DRAIN SUMP WWT-T11 PID-14-4103-04

WWT-TK344	TANK	WWT EMERGENCY STORAGE TANK WWT-TK344 (ALSO KNOWN AS T-1) PID DWG 14-5103-06
WWT- TK345	TANK	WWT SECONDARY CLARIFIER TANK WWT-TK345 (T3B) PID DWG 14-5117-08
WWT-TK346	TANK	WWT SECONDARY CLARIFIER TANK WWT TK346 (T3A) PID DWG 14-5117-08
WWT- TK348	TANK	WWT SLOP OIL MELT TANK WWT-TK348 PID DWG 14-4103-05
WWT-TK333	TANK	WWT SLOP OIL TANK WWT-TK333 INTERNAL FLOATING ROOF 40 FT. DIAMETER / 42.2 HEIGHT PID DWG 14-1203-03
WWT- TK335	TANK	WWT SLOP OIL TANK WWT-TK335 PID DWG 14-1203-03
WWT- TK342	TANK	WWT SLOP OIL TANK WWT-TK342 INTERNAL FLOATING ROOF 40 FT. DIAMETER / 42 FT. HEIGHT PID DWG 14-4103-04
WWT-S3	TANK	WWT SLUDGE SCUM SUMP WWT-S3 AT TKT09 PID DWG 14-5117-09
WWT-S4	TANK	WWT SLUDGE SCUM SUMP WWT-S4 AT TKT10 PID DWG 14-5117-09
WWT-TK602	TANK	WWT SODIUM HYPOCHLORITE TANK PID
WWT-TKT07A	TANK	WWT WATER TANK WWT-TKT07A 49’L X 9’W X 16’H - 42,000 GAL.
WWT-TKT07B	TANK	WWT WATER TANK WWT-TKT07B 49’L X 9’W X 16’H - 42,000 GAL.
WWT- HLA335	TANK GAUGE	SLOP TANK WWT-TK335 ALARMS HIGH 46’2” HIGH HIGH 46’8” PID DWG WWT-16-14309-03
WSY- ALARM6	TANK GAUGE	WSY WELL NO.6 ALARM SYSTEM TRANSMITTER,RECIEVER,LIGHTING AND SIREN, ALARM REPAIRS DONE BY OUTSIDE SERVICES.
WSY- ALARM7	TANK GAUGE	WSY WELL NO.7 ALARM SYSTEM TRANSMITTER,RECIEVER,LIGHTING AND SIREN ALARM REPAIRS DONE BY OUTSIDE SERVICES.
WWT- HLA331	TANK GAUGE	WWT CAUSTIC SODIUM HYDROXIDE WATER TANK 331 HIGH LEVEL ALARM HIGH 22’ HIGH HIGH 23’ PID DWG 14-4103-05
WWT-HLA332	TANK GAUGE	WWT CAUSTIC SODIUM HYDROXIDE WATER TANK 333 HIGH LEVEL ALARM HIGH 22’ HIGH HIGH 23’ PID DWG 14-4103-05
WWT- HLA342	TANK GAUGE	WWT COLD SLOP TANK WWT-TK342 ALARMS HIGH 37’3” HIGH HIGH 37’8” PID DWG WWT-16-14309-04
WWT- HLA344	TANK GAUGE	WWT EMERGENCY STORAGE TANK WWT-TK344 HIGH LEVEL ALARM (ALSO KNOWN AS WWT-T1HL) PID 14-5103-06
WWT-HLA333	TANK GAUGE	WWT SLOP OIL TANK TK333 ALARM HIGH 40’1/2” HIGH HIGH 40’9 1/2” PID DWG WWT-16-14309-03

POH- TT502	TEMP LOOP	FCC TEMPERATURE TRANSMITTER, TRANSCO (WOODBURY HUT) (QUARTERLY) THIS AREA UNDER DIRECTION WWT

WWT- TIT105	TEMP LOOP	FINAL EFFLUENT WATER FLOW TEMPERATURE TRANSMITTER AND RECORDER
WWT-TI01A	TEMP LOOP	WWT-TI01A VAPOR TEMP. CARBON CANNISTER #1 INLET

Attachment 1 to Schedule 2.2.1

WWT-T101B	TEMP LOOP	WWT-T101B VAPOR TEMP. CARBON CANNISTER #1 OUTLET
WWT-T102A	TEMP LOOP	WWT-T102A VAPOR TEMP. CARBON CANNISTER #2 INLET
WWT-T102B	TEMP LOOP	WWT-T102B VAPOR TEMP. CARBON CANNISTER #2 OUTLET
WWT-T103A	TEMP LOOP	WWT-T103A VAPOR TEMP. CARBON CANNISTER #3 INLET
WWT-T103B	TEMP LOOP	WWT-T103B VAPOR TEMP. CARBON CANNISTER #3 OUTLET
WWT-T104A	TEMP LOOP	WWT-T104A VAPOR TEMP. CARBON CANNISTER #4 INLET
WWT-T104B	TEMP LOOP	WWT-T104B VAPOR TEMP. CARBON CANNISTER #4 OUTLET
WWT-T106A	TEMP LOOP	WWT-T106A VAPOR TEMP. CARBON CANNISTER #6 INLET
WWT-T106B	TEMP LOOP	WWT-T106B VAPOR TEMP. CARBON CANNISTER #6 OUTLET

S2T53-101	TRANSFORMER	2.4KV-120/208 LIGHTING TRANSFORMER AT POLE 101 FOR RIVER WATER PUMPHOUSE AND DOCK 3

S2T43-14	TRANSFORMER	LIGHTING PANEL D902 ON BENZENE NESHAP UNIT
S2T43-10	TRANSFORMER	LIGHTING PANEL IN WWT SLOP AREA

S4T53-208	TRANSFORMER	TRANSFORMER 2400 X 120/240 POWER TRANSFORMER FOR 24 POLE DISTR PNL 25KVA

TF-0088	TRANSFORMER	WSY TRANSFORMER 2400 X 480 POWER FOR NO. 7 WELL PAD MOUNT YES.

S2T54-141	TRANSFORMER	WWT TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR WWTP BENZENE RECOVERY UNIT 750KVA

TF-0138	TRANSFORMER	WWT TRANSFORMER 480 X 208/120 75KVA FOR WWTP CONTROLROOM AND RELATED EQUIP DRY TYPE

S2T53-15	TRANSFORMER	WWT TRANSFORMER, SEPERATOR WWT 2400 X 240/120 50 KVA. LIGHTING PLANT SEPERATOR

S2T54-24	TRANSFORMER	WWT TRANSFORMER, SEPERATOR WWT 2400 X 240/480 150 KVA POWER FOR PLAMNT SEPERATOR

TR-0668	TURBINE	WWT NO.5 SERVICE WATER PUMP WWT-P5SW TURBINE TR-0668 PID DWG WWT-16-14309-15 121HP / 3500RPM

TR-2536	TURBINE	WWT NO.6 FIRE WATER PUMP WWT-P6FW TURBINE TR-2536 155HP / 3500RPM PID DWG WWT-16-14309-15

UPS-104A	UPS	WWT UNINTERUPTED POWER SUPPLY UPS 104A

UPS-104	UPS	WWT UNINTERUPTED POWER SUPPLY UPS-104
WSY-VALVE	VALVE	WSY VALVES DOES NOT INCLUDE CHECK, CONTROL VALVES, OR RELIEF VALVES - DO NOT WRITE WO FOR THOSE TO THIS EQUIP.
WWT-CHECK	VALVE	WWT CHECK VALVES DOES NOT INCLUDE CONTROL VALVES, RELIEF VALVES AND GATE, GLOBE, OR BALL VALVES - DO NOT WRITE WO FOR THOSE VALVES TO THIS EQUIP.
WWT-ESDV01	VALVE	WWT EMERGENCY SHUT DOWN VALVE (WEST DEPTFORD) TRANSCO LINE @ WOODBURY STATION
WWT-VALVE	VALVE	WWT VALVES DOES NOT INCLUDE CHECK, CONTROL VALVES, OR RELIEF VALVES - DO NOT WRITE WO FOR THOSE TO THIS EQUIP.
VH-5394	VEHICLE	OPR-AUTO (01 FORD F-150) VH-5394
VH-4731	VEHICLE	WWT LIFT PUMP (84 DETRIOT DIESEL) VH-4731

DRM-1190	VESSEL	WWT WATER FILTER (A) WWT-D101 DRM-1190 (T5A) PID DWG 14-5117-11

DRM-1191	VESSEL	WWT WATER FILTER (B) WWT-D102 DRM-1191 (T5B) PID DWG 14-5117-12

DRM-1192	VESSEL	WWT WATER FILTER (C) WWT-D103 DRM-1192 (T5C) PID DWG 14-5117-13

Assets POWERHOUSE
POWERHOUSE/BOILERHOUSE PUMPS

P-2964	PUMP	BOH2 AQUEOUS AMMONIA PUMP BOH2-P05 NORTH (NEW 2002)	A
P-2965	PUMP	BOH2 AQUEOUS AMMONIA PUMP BOH2-P05A SOUTH (NEW 2002)	A
P-2968	PUMP	BOH2 BOH2-P07 WET ESP FLUSH PUMP BLR 5 (NEW 2002)	I
P-2969	PUMP	BOH2 BOH2-P08 WET ESP FLUSH PUMP BLR 6 (NEW 2002)	A
P-2970	PUMP	BOH2 BOH2-P09 WET ESP FLUSH PUMP BLR 7 (NEW 2002)	I
P-2971	PUMP	BOH2 BOH2-P10 WET ESP FLUSH PUMP BLR 8 (NEW 2002)	A
P-2972	PUMP	BOH2 BOH2-P11 RECIRCULATION PUMP BLR 6 (NEW 2002)	A
P-2973	PUMP	BOH2 BOH2-P12 RECIRCULATION PUMP BLR 6 (NEW 2002) MAX PSI 150	A
P-2975	PUMP	BOH2 BOH2-P14 RECIRCULATION PUMP BLR 8 (NEW 2002)	A
P-3019	PUMP	BOH2 CAUSTIC PUMP BOILER BOH2-P16 P-3019 (NEW 2002)	A
P-2962	PUMP	BOH2 CONDENSATE WATER CIRCULATION PUMP BOH2-P04 (NEW 2002)	A
P-2963	PUMP	BOH2 CONDENSATE WATER CIRCULATION PUMP BOH2-P04A (NEW 2002)	A
P-2953	PUMP	BOH2 DEAERATOR PUMP BOH2-P02 (NEW 2002)	A
P-2954	PUMP	BOH2 DEAERATOR PUMP BOH2-P02A (NEW 2002)	A
P-2955	PUMP	BOH2 DEAERATOR PUMP BOH2-P02B (NEW 2002)	I
P-2956	PUMP	BOH2 DEMINERALIZED WATER PUMP BOH2-P01 (NEW 2002)	A
P-2957	PUMP	BOH2 DEMINERALIZED WATER PUMP BOH2-P01A (NEW 2002)	A
P-0553	PUMP	BOH2 DESUPERHEATER WATER PUMP BOH2-P15A	A
P-2960	PUMP	BOH2 JET A FUEL OIL PUMP BOH2-P03 (NEW 2002)	A

Attachment 1 to Schedule 2.2.1

P-2961	PUMP	BOH2 JET A FUEL OIL PUMP BOH2-P03A (NEW 2002) - TURBINE DRIVEN TR-2966	A
P-2958	PUMP	BOH2 NH40H CHEMICAL INJECTION BOH2-P06 (NEW 2002)	I
P-2959	PUMP	BOH2 NH40H CHEMICAL INJECTION BOH2-P06A (NEW 2002)	I
P-2974	PUMP	BOH2 RECIRCULATION PUMP 8LR 7 (NEW 2002) BOH2-P13	I
P-2976	PUMP	BOH2-P15B DESUPERHEATER PUMP (NEW 2002)	I

POWERHOUSE PUMPS

P-0562	PUMP	NO. 1 TURBINE GENERATOR EAST CONDENSATE WATER POH-P20G2 P-0562 PID DWG POH-16-14287-34	I

P-0561	PUMP	NO. 1 TURBO GENERATOR WEST CONDENSATE WATER POH-P20G P-0561 PID DWG POH-16-14287-34

PLANT AIR PUMP		PLANT AIR DRYER AND ASSOC EQUIP LOCATED SOUTH OF WATER TREATING. NO PM REQUIRED AS OF 1-06	A
P-2784	PUMP	POH ACID DILUTION PUMP POH-P27G P-2784 PID DWG POH-16-14287-11	I
P-2783	PUMP	POH ACID DILUTION PUMP POH-P27G1 P-2783 PID DWG POH-16-14287-11	I
P-2187	PUMP	POH BRINE PUMP POH-P29G P-2187 PID DWG POH-16-14287-13	I
P-2787	PUMP	POH BRINE PUMP POH-P29G1 P-2787 PID DWG POH-16-14287-13 (OUT OF SERVICE)	I
P-0953	PUMP	POH CHELANT INJECTION PUMP POH-P30G1 P-0953 PID DWG POH-16-14287-15 (WEST PUMP)	A
P-0954	PUMP	POH CHELANT INJECTION PUMP POH-P30G2 P-0954 PID DWG POH-16-14287-15 (EAST PUMP)	I

P-1909	PUMP	POH CHLORINE SOLUTION PUMP POH-P03HC P-1909 PID DWG POH-16-14287-51 (OUT OF SERVICE)	I

P-l741	PUMP	POH CHLORINE SOLUTION PUMP POH-P04HC P-l741 PID DWG POH-16-14287-51 (OUT OF SERVICE)	I

P-0948	PUMP	POH CONDENSATE WATER PUMP POH-P05G P-0948 PID DWG POH-16-14287-05	A
P-0949	PUMP	POH CONDENSATE WATER PUMP POH-P06G P-0949 PID DWG POH-16-14287-05	A
P-0769	PUMP	POH COOLING WATER PUMP POH-P01H P-0769 PID DWG POH-16-14287-52	I
P-0637	PUMP	POH COOLING WATER PUMP POH-P02H P-0637 PID DWG POH-16-14287-52	I
P-0639	PUMP	POH COOLING WATER PUMP POH-P03H P-0639 PID DWG POH-16-14287-52	I

P-2004	PUMP	POH DESUPERHEATER CONDENSATE WATER BOOSTER PUMP POH-P18G3 P-2004 PID DWG POH-16-14287-391	I

P-0557	PUMP	POH DESUPERHEATER CONDENSATE WATER PUMP POH-P18G1 P-0557 PID DWG POH-16-14287-39	I

P-0558	PUMP	POH DESUPERHEATER CONDENSATE WATER PUMP POH-P18G2 P-0558 PID DWG POH-16-14287-39	I
P-1966	PUMP	POH FILTER BACKWASH PUMP POH-P07G P-1966 PID DWG POH-16-14287-09	A
P-1902	PUMP	POH IRON REMOVAL BACKWASH POH-P05HC P-1902 PID DWG POH-16-14287-51	A
P-1903	PUMP	POH IRON REMOVAL INJECTION PUMP POH-P06HC P-1903 PID DWG POH-16-14287-51	I
P-1645	PUMP	POH LIME EFFLUENT PUMP POH-P45G P-l645	I
P-2908	PUMP	POH LIME SLUDGE FLOW TO PRESS PUMP P-2908 PID DWG (AIR PUMP)	I
P-2002	PUMP	POH LIME SLUDGE PUMP POH-P34G P-2002 PID DWG POH-16-14287-08	I
P-1618	PUMP	POH LIME SLURRY DECANTING PUMP POH-P45G P-1618	I
P-0559	PUMP	POH LUBE OIL FEED TO UPPER / LOWER SUMP POH-P19G1 PID DWG POH-16-14287-38	A
P-2775	PUMP	POH LUBE OIL TRANSFER PUMP 1 / 2 GENER. POH-P19G PID DWG POH-16-14287-38	I

P-3028	PUMP	POH NO.2 DRINKING WATER PUMP POH-P03G1 P-3028 (MIDDLE PUMP ) PID DWG POH-16-14287-50	A

P-3009	PUMP	POH NO 1 BOILER FEED WATER PUMP POH-P14G AUXILIARY OIL PUMP P-0551 PID DWG POH-16-14287-19	A

P-0551	PUMP	POH NO 1 BOILER FEED WATER PUMP POH-P14G P-0551 PID DWG POH-16-14287-19	A

P-3008	PUMP	POH NO 1 PLANT AIR COMPRESSOR POH-C101 AUXILIARY LUBE OIL PUMP PID DWG POH-16-14287-45	A

P-2637	PUMP	POH NO 1 PLANT AIR COMPRESSOR POH-C101 LUBE OIL PUMP PID DWG POH-16-14287-45	A
P-0554	PUMP	POH NO 2 BOILER FEED WATER PUMP POH-P16G P-0554 PID DWG POH-16-14287-20	A

P-2785	PUMP	POH NO. 1 COOLING TOWER POH-CWT01 ACID INJECTION PUMP POH-P07H PID DWG POH-16-14287-52	A

P-2941	PUMP	POH NO. 1 RAW WATER PUMP POH-P02G PUMP P-2941 PID DWG POH-16-14287-03	I
P-2786	PUMP	POH NO. 1A COOLING TOWER POH-CWT01A ACID INJECTION PUMP POH-P08H P-2786 PID DWG POH-16-14287-52	I

P-1484	PUMP	POH NO. 1A COOLING TOWER POH-CWT01A P-1484 NO. 4 PUMP POH-P04H PID DWG POH-16-14287-53	A

P-l485	PUMP	POH NO. 1A COOLING TOWER POH-CWT01A PUMP P-1485 NO. 5 PUMP POH-P05H PID DWG POH-16-14287-53	A

P-1486	PUMP	POH NO. 1A COOLING TOWER POH-CWT01A PUMP POH-P06H P-1486 PID DWG POH-16-14287-53	A

P-2035	PUMP	POH NO. 2 RAW WATER PUMP POH-P01G PUMP P-2035 PID DWG POH-16-14287-03	I
P-2829	PUMP	POH NO. 3 BOILER OIL PUMP POH-P40G P-2829 PID DWG POH-	I
P-2830	PUMP	POH NO. 3 BOILER OIL PUMP POH-P40G1 P-2830 PID DWG POH-	I
P-2831	PUMP	POH NO. 4 BOILER OIL PUMP POH-P41G P-2831 PID DWG POH-	I
P-2832	PUMP	POH NO. 4 BOILER OIL PUMP POH-P41G1 P-2832 PID DWG POH-	I
P-l982	PUMP	POH NO.1 DEAREATION CHARGE PUMP POH-P09G P-1982 PID DWG POH-16-14287-11	I
P-3032	PUMP	POH NO.1 DEAREATION CHARGE PUMP POH-P09G P-3032 PID DWG POH-16-14287-11	I

P-0536	PUMP	POH NO.1 DRINKING WATER PUMP POH-P04G P-0536 (SOUTH PUMP) PID DWG POH-16-14287-50	A

P-0549	PUMP	POH NO.1 FUEL OIL PUMP POH-P36G P-0549 PID DWG POH-16-14287-44	I
P-l895	PUMP	POH NO.2 DEAREATION CHARGE PUMP POH-P08G g PID DWG POH-16-14287-11	I
P-3031	PUMP	POH NO.2 DEAREATION CHARGE PUMP POH-P08G P-1895 PID DWG POH-16-14287-11	I

P-0534	PUMP	POH NO.2 DRINKING WATER PUMP POH-P03G1 P-0534 (MIDDLE PUMP) PID DWG POH-16-14287-50	I

P-0565	PUMP	POH NO.2 LIME SLURRY PUMP POH-P22G2 P-0565 PID DWG POH-16-14287-06 (SOUTH PUMP)	I
P-2990	PUMP	POH NO.2 PLANT AIR AUXILIARY OIL PUMP P-2990 PID DWG POH-16-14287-45	A
P-3004	PUMP	POH NO.3 BOILER FEED WATER PUMP MAIN OIL PUMP P-3004 PID DWG 18-3726-19	A

Attachment 1 to Schedule 2.2.1

P-3005	PUMP	POH N0.3 BOILER FEED WATER PUMP AXY. LUBE OIL PUMP P-3005 PID DWG 18-3726-19	A
P-2951	PUMP	POH NO.3 BOILER FEED WATER PUMP POH-P15G P-2951 PID DWG 18-3726-19	A

P-0535	PUMP	POH NO.3 DRINK WATER PUMP POH-P03G2 P-0535 (NORTH PUMP) PID DWG POH-16-14287-50	I

P-3027	PUMP	POH NO.3 DRINK WATER PUMP POH-P03G2 P-3027 (NORTH PUMP) PID DWG POH-16-14287-50	A

P-2046	PUMP	POH NO.3 LIME SLURRY PUMP POH-P22G3 P-2046 PID DWG POH-16-14287-06 (MIDDLE PUMP)	I

P-1491	PUMP	POH NO.3 TURBINE GENERATOR CONDENSATE PUMP POH-P31G1 P-1491 PID DWG POH-16-14287-37A	A

P-1492	PUMP	POH NO.3 TURBINE GENERATOR CONDENSATE PUMP POH-P31G1 P-1492 PID DWG POH-16-14287-37A	A

P-1493	PUMP	POH NO.3 TURBINE GENERATOR VACUUM GLAND PUMP POH-P32G P-1942 PID DWG POH-16-14287-37	A

P-1666	PUMP	POH NO.3 TURBINE GENERATOR VAPOR EXTRACTOR PUMP POH-P33G P-1666 PID DWG POH-16-14287-38	A

P-0624	PUMP	POH NO.4 BOILER FEED WATER PUMP POH-P17G P-0624 PID DWG POH-16-14287-20	A
P-2053	PUMP	POH NO.4 LIME SLURRY PUMP POH-P22G4 P-2053 PID DWG POH-16-14287-06	I

P-0570	PUMP	POH PHOSPHATE INJECTION PUMP POH-P24G1 P-0570 PID DWG POH-16-14287-54 (OUT OF SERVICE)	I

P-0571	PUMP	POH PHOSPHATE INJECTION PUMP POH-P24G2 P-0571 PID DWG POH-16-14287-54 (OUT OF SERVICE)	I

P-0572	PUMP	POH PHOSPHATE INJECTION PUMP POH-P24G3 P-0572 PID DWG POH-16-14287-54 (OUT OF SERVICE)	I

P-2151	PUMP	POH PORTABLE CENTRIFUGE PURIFIER POH-P38G P-2151 NOT ON PIOS NO PM REQUIRED AS OF 1-06	A

P-0750	PUMP	POH SEWER LIFT PUMP POH-P11G PUMP P-0750	A
P-2909	PUMP	POH SPARE LIME EFFLUENT AND SLURRY PUMP POH-P43G P-2909 PID DWG (AIR PUMP)	I
P-2049	PUMP	POH SULPHITE INJECTION PUMP POH-P26G1 P-2049 (NO.2 INJECTION PUMP, NORTH PUMP) PID DWG POH 16-14287-16	I
P-2050	PUMP	POH SULPHITE INJECTION PUMP POH-P26G2 P-2050 (NO. 1 INJECTION PUMP, NORTH PUMP) PID DWG POH 16-14287-16	I
P-2025	PUMP	POH SUMP PUMP POH-P35G P-2025 (NOT ON PID) OPERATIONS PM	I
P-0563	PUMP	POH TURBINE ROOM SUMP PUMP POH-P21G P-0563 (NOT ON PID)	A

P-2776	PUMP	POH TURBO GENERATOR NO. 1 POH-TG01 AUXILLIARY LUBE OIL PUMP P-2776 PID DWG POH-16-14287-35	I

P-2778	PUMP	POH TURBO GENERATOR NO. 1 POH-TG01 ROTOCLONE P-2778 PID DWG POH-16-14287-35	I

P-2779	PUMP	POH TURBO GENERATOR NO.2 POH-TG02 AUXILLIARY LUBE OIL PUMP P-2779 PID DWG POH-16-14287-36	I

P-2781	PUMP	POH TURBO GENERATOR NO.2 POH-TG02 ROTOCLONE P-2781 PID DWG POH-16-14287-36	I

P-2774	PUMP	POH TURBO GENERATOR NO.3 AUXILLIARY LUBE OIL POH-TG03 PUMP P-2774 PID DWG POH-16-14287-38	A

P-0560	PUMP	POH VAPOR EXTRACTOR RESERVOIR TANK PUMP POH-P39G PID-18-3940-41 TOP OF TANK	I
P-3184	PUMP	POH-P50A #1 CWT HYPOCHLORITE INJECTION PUMP	A
P-3185	PUMP	POH-P50B #1 CWT HYPOCHLORITE INJECTION PUMP (SPARE)	A
P-3186	PUMP	POH-P50C #1A CWT HYPOCHLORITE INJECTION PUMP	A

P-3235	PUMP	POH-P51 #1 BOILER FEEDWATER PUMP (POH-P14G) LUBE OIL SKID PUMP MOTOR P&ID DWG #18-3726-19	A
P-3110	PUMP	P-3110 GASOLINE RERUN PUMP FOR LSG OSBL P-006-01A	I
P-3111	PUMP	P-3111 RERUN TANK PUMP LSG OSBL P-006-01B	I
P-3112	PUMP	P-3112 THERMAL ETHANOL PROJECT	I
P-3113	PUMP	P-3113 THERMAL ETHANOL PROJECT	I
P-3132	PUMP	P-3132 WEST ETHANOL INJ. PUMP TFA-PN158 TK-51 PID DWG 15-1803-37	A
P-3133	PUMP	P-3133 EAST ETHANOL INJ. PUMP TFA-PN159 TK-51 PID DWG 15-1803-37	A

POWERHOUSE TANKS

		CAPACITY	DIAMETER
TFA-TK201	Cone Roof	9400	40
TFA-TK202	Cone Roof	9400	40

POWERHOUSE LINES
NONE LISTED

ASSETS from Finance

Plant Aircompressors and distribution equipment

11	200642600061	SUBSTATION #1 REPLACEMENT
13	200542600002	ADD’L 13.8KV SERVICE FROM 220K	V UTILITY FEEDERS
33	200542600019	#2 SUBSTATIONREPL-FEEDS SRU/HT	U/LSD/FLAREGASCOMP
61	2004426EG022	UTILITIES-BOILERS

Attachment 1 to Schedule 2.2.1

76	200742600040	PIG TRAPS 8” @TRANSCO CONNECTI	ON @WOODBURY STATION
94	200442600060	FEEDER NO. 6 REPLACEMENT
129	200842600034	AIR COMPR CONTROLS UPGR-IR CEN	TAC MICROCONTROLLER
137	200742600025	BREAK ROOM-PREFAB ADDITION 21’	TO #1 PUMPHOUSE
151	200542600009	PLANT AIR COMPRESSORS #1&#2 CO	NTROLS UPGRADE
152	200642600023	900# STEAM SYSTEM INSULATION U	PGRADE
154	200442600055	POWER HOUSE VENT SILENCERS (4)
158	200442600033	FEEDER 60/60A EXT TO #5 SUBSTA	TION (ADD’L 2400V)
207	200742600015	UPS (5KVA/120V) ADD’L FOR BOIL	ERS #7 & #8
218	200442600046	BOILER SAFETY SHUTOFF VALVES R	EPL @ 4 BOILERS
228	200642600060	BOILERS #7/#8-ELECTRO EYE-HYE	LEVEL INDICATION SYS
229	200742600014	BATTERY TEST METER/ELECTRIC MO	TOR TEST METER
240	200442600049	FEEDER CABLE 60 A FROM 2400V S	WITCH RM-POWERHOUSE

POWERHOUSE TOTAL ASSETS

POH-FT500N	FLOW LOOP	FCC FLOW TRANSMITTER, TRANSCO (WOODBURY HUT) (NORTH) (2X YEAR) THIS AREA UNDER DIRECTION WWT
POH-FT500S	FLOW LOOP	FCC FLOW TRANSMITTER, TRANSCO (WOODBURY HUT) (SOUTH) (2X YEAR) THIS AREA UNDER DIRECTION WWT
BOH		231
BOH2-BL001	BLOWER	AIR TO AMMONIA BLOWER BOILER 5 (NEW 2002) OPERATIONS PM	I
BOH2-BL003	BLOWER	AIR TO AMMONIA BLOWER BOILER 7 (NEW 2002) OPERATIONS PM	I
BOH2-BL004	BLOWER	AIR TO AMMONIA BLOWER BOILER 8 (NEW 2002) OPERATIONS PM	A
BOH2-BL002	BLOWER	BOH2 BOH2-BL002 AIR TO AMMONIA BLOWER BOILER 6 (NEW 2002)	A
BOH2-BL009	BLOWER	BOH2 WET ESP PURGE BLOWER 1 BOILER 5 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED)	I
BOH2-BL013	BLOWER	BOH2 WET ESP PURGE BLOWER 1 BOILER 6 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	A
BOH2-BL017	BLOWER	BOH2 WET ESP PURGE BLOWER 1 BOILER 7 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	I
BOH2-BL021	BLOWER	BOH2 WET ESP PURGE BLOWER 1 BOILER 8 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	A
BOH2-BL010	BLOWER	BOH2 WET ESP PURGE BLOWER 2 BOILER 5 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	I
BOH2-BL014	BLOWER	BOH2 WET ESP PURGE BLOWER 2 BOILER 6 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	A
BOH2-BL018	BLOWER	BOH2 WET ESP PURGE BLOWER 2 BOILER 7 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	I
BOH2-BL022	BLOWER	BOH2 WET ESP PURGE BLOWER 2 BOILER 8 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	A
BOH2-BL011	BLOWER	BOH2 WET ESP PURGE BLOWER 3 BOILER 5 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	I
BOH2-BL015	BLOWER	BOH2 WET ESP PURGE BLOWER 3 BOILER 6 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	A
BOH2-BL019	BLOWER	BOH2 WET ESP PURGE BLOWER 3 BOILER 7 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	I
BOH2-BL023	BLOWER	BOH2 WET ESP PURGE BLOWER 3 BOILER 8 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	A
BOH2-BL012	BLOWER	BOH2 WET ESP PURGE BLOWER 4 BOILER 5 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	I
BOH2-BL016	BLOWER	BOH2 WET ESP PURGE BLOWER 4 BOILER 6 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	A

BOH2-BL020	BLOWER	BOH2 WET ESP PURGE BLOWER 4 BOILER 7 (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	I

BOH2-BL024	BLOWER	BOH2 WET ESP PURGE BLOWER 4 BOILER 8 OPERATIONS PM (PER BILL GAYNER NO PM REQUIRED FOR THIS ASSET 7/17/07)	A
BLR05	BOILER	BOH NO.5 BOILER BOH2-BLR05 (UNIT SHUTDOWN REQUIRED) (NEW 2002)	I
BLR06	BOILER	BOH NO.6 BOILER BOH2-BLR06 (UNIT SHUTDOWN REQUIRED) (NEW 2002)	A
BLR07	BOILER	BOH NO.7 BOILER BOH2-BLR07 (UNIT SHUTDOWN REQUIRED) (NEW 2002)	I
BLR08	BOILER	BOH NO.8 BOILER BOH2-BLR08 (UNIT SHUTDOWN REQUIRED) (NEW 2002)	A
BOH	CEPOC	TRANSITION BOILERHOUSE COST GATHERING ASSET	D
BOH-GRND	ELECT GENERAL	BOH BOILER HOUSE GROUNDING BOH-GRND *****EHS*****	A

EXC-0604	EXCHANGER	BOH NO. 3 TEMPERATOR BOH-E103A PID DWG 18-3704-26 (UNIT SHUTDOWN REQUIRED)	A
BOH2-BL006	FAN	DO NOT USE... DUPLICATE OF ASSET FAN-2982 BOH2 NO.6 BOILER FORCE DRAFT AIR FAN (NEW 2002) NO PM REQUIRED AS OF 1-06	I
BOH2-BL005	FAN	DO NOT USE.. DUPLICATE OF ASSET FAN-2981 BOH2 NO.5 BOILER FORCE DRAFT AIR FAN (NEW 2002) NO PM REQUIRED AS OF 1-06	I
BOH2-BL007	FAN	DO NOT USE... DUPLICATE OF ASSET FAN-2983 BOH2 NO.7 BOILER FORCE DRAFT AIR FAN (NEW 2002) NO PM REQUIRED AS OF 1-06	I
BOH2-BL008	FAN	DO NOT USE... DUPLICATE OF ASSET FAN-2984 BOH2 NO.8 BOILER FORCE DRAFT AIR FAN (NEW 2002) NO PM REQUIRED AS OF 1-06	I

Attachment 1 to Schedule 2.2.1

FAN-2981	FAN	FAN-2981 BOH2-BL005 NO.5 BOILER FORCE DRAFT AIR FAN NO PM REQUIRED AS OF 1-06	I

FAN-2982	FAN	FAN-2982 BOH2-BL006 NO.6 BOILER FORCE DRAFT AIR FAN (NEW 2002) NO PM REQUIRED AS OF 1-06	A

FAN-2983	FAN	FAN-2983 BOH2 - BL007 NO.7 BOILER FORCE DRAFT AIR FAN (NEW 2002) NO PM REQUIRED AS OF 1-06	I

FAN-2984	FAN	FAN-2984 BOH2 - BL008 NO.8 BOILER FORCE DRAFT AIR FAN (NEW 2002) NO PM REQUIRED AS OF 1-06	A

S2F5-1B	FEEDER	150A 2.4KV FEEDER FROM POLE TO MCC IN RIVER WATER PUMPHOUSE FOR FIRE AND SERVICE WATER PUMPS	A

S2F5-1A	FEEDER	150A 2.4KV FEEDER FROM POLE TO MCC IN RIVER WATER PUMPHOUSE FOR RAW WATER PUMPS	A

DRM-3610	FILTER	BOH2 NO.7 BOILER FUEL GAS WASH FILTER NORTH (NEW 2002)	I

DRM-3606	FILTER	BOH2 NO.5 BOILER FUEL GAS WASH FILTER NORTH (NEW 2002)	I

DRM-3607	FILTER	BOH2 NO.5 BOILER FUEL GAS WASH FILTER SOUTH (NEW 2002)	I

DRM-3608	FILTER	BOH2 NO.6 BOILER FUEL GAS WASH FILTER NORTH (NEW 2002)	A

DRM-3609	FILTER	BOH2 NO.6 BOILER FUEL GAS WASH FILTER SOUTH (NEW 2002)	A

DRM-3611	FILTER	BOH2 NO.7 BOILER FUEL GAS WASH FILTER SOUTH (NEW 2002)	I

DRM-3612	FILTER	BOH2 NO 8 BOILER FUEL GAS WASH FILTER NORTH (NEW 2002)	A

DRM-3613	FILTER	BOH2 NO.8 BOILER FUEL GAS WASH FILTER SOUTH (NEW 2002)	A

GB-0602	GEAR BOX	BOH NO.1 BOILER BOH-BLR01 AIR PREHEATER AP-0599 GEAR BOX GB-0602 PID DWG POH-16-14287-22	I

GB-0604	GEAR BOX	BOH NO.3 BOILER BOH-BLR03 AIR PREHEATER AP-0601 GEAR BOX GB-0604 PID DWG POH-16-14287-26	I
GB-0623	GEAR BOX	BOH NO 4 BOILER BOH-BLR04 SOUTH DRAFT FAN GB-0623 PID DWG POH-16-14287-28 (REMOVED FROM SERVICE 5-14-97)	I
GB-2055	GEAR BOX	BOH NO. 4 BOILER BOH-BLR04 SOUTH DRAFT FAN GB-2055 PID DWG POH-16-14287-23	I
BOH-GRNDS	GROUNDS	BOH MISCELLANEOUS GROUNDS WORK	A
BOH-INSTRU	INSTRUMENT GEN	BOH INSTRUMENTATION COST ROLL UP	A
BOH2-MX004	MIXER	AIR TO AMMONIA MIXER BOILER 8 (NEW 2002) NO PM REQUIRED AS OF 1-06	A
M-2020	MOTOR	AIR TO AMMONIA BLOWER MOTOR BOILER 5 (NEW 2002)	I
M-2021	MOTOR	AIR TO AMMONIA BLOWER MOTOR BOILER 6 (NEW 2002)	A
M-2022	MOTOR	AIR TO AMMONIA BLOWER MOTOR BOILER 7 (NEW 2002)	I

M-2023	MOTOR	AIR TO AMMONIA BLOWER MOTOR BOILER 8 (NEW 2002)	A
M-0490	MOTOR	BOH NO. 4 BOILER BOH-BLR04 AIR PREHEATER MOTOR	A
M-0182	MOTOR	BOH NO.1 BOILER BOH-BLR01 NORTH DRAFT FAN MOTOR 450HP / 1200RPM / FRAME	A

M-0190	MOTOR	BOH NO.3 BOILER BOH-BLR03 AIR PREHEATER AP-0601 GEAR BOX MOTOR 5HP / 1750RPM / FRAME	A

M-0185	MOTOR	BOH NO.3 BOILER BOH-BLR03 MOTOR 450 HP / 1190 RPM / 574Z FRAME	A
M-0187	MOTOR	BOH NO.3 BOILER BOH-BLR03 MOTOR 450 HP / 1190RPM / 574Z FRAME	A
M-0186	MOTOR	BOH NO.4 BOILER BOH-BLR04 MOTOR (NORTH FAN) 450 HP / 1190 RPM / 574Z FRAME	A
M-2008	MOTOR	BOH2 - P15B DESUPERHEATER PUMP MOTOR BOH2-P15 (NEW 2002)	I
M-1998	MOTOR	BOH2 AQUEOUS AMMONIA PUMP BOH2-P05 MOTOR (NEW 2002)	A
M-1999	MOTOR	BOH2 AQUEOUS AMMONIA PUMP BOH2-P05A MOTOR (NEW 2002)	A
M-2005	MOTOR	BOH2 BOH2-P12 RECIRCULATION PUMP BLR 5 (NEW 2002)	A
M-2228	MOTOR	BOH2 BOILER FORCE DRAFT AIR FAN MOTOR	A
M-2065	MOTOR	BOH2 CAUSTIC PUMP BOILER BOH2-P16 M-2065 (NEW 2002)	A
M-1996	MOTOR	BOH2 CONDENSATE WATER CIRCULATION PUMP BOH2-P04 MOTOR (NEW 2002)	A
M-1997	MOTOR	BOH2 CONDENSATE WATER CIRCULATION PUMP BOH2-P04A MOTOR (NEW 2002)	A
M-1987	MOTOR	BOH2 DEAERATOR PUMP BOH2-P02 MOTOR (NEW 2002)	A
M-1988	MOTOR	BOH2 DEAERATOR PUMP BOH2-P02A MOTOR (NEW 2002)	A
M-1990	MOTOR	BOH2 DEMINERALIZED WATER PUMP BOH2-P01 MOTOR (NEW 2002)	A
M-1991	MOTOR	BOH2 DEMINERALIZED WATER PUMP BOH2-P01A MOTOR (NEW 2002)	A

M-1904	MOTOR	BOH2 DESUPERHEATER WATER PUMP MOTOR BOH2-P15A M-l904 (200 HP / 3350 RPM / 447TS FRAME)	A

M-1994	MOTOR	BOH2 JET A FUEL OIL PUMP BOH2-P03 MOTOR (NEW 2002)	A
M-1993	MOTOR	BOH2 NH40H CHEMICAL INJECTION BOH2-P06A MOTOR (NEW 2002)	A
M-1992	MOTOR	BOH2 NH40H CHEMICAL INJECTION BOH2-P06 (NEW 2002)	A
M-2016	MOTOR	BOH2 NO 5 BOILER FORCE DRAFT FAN MOTOR	I
M-2017	MOTOR	BOH2 NO 6 BOILER FORCE DRAFT AIR FAN MOTOR (NEW 2002)	A
M-2018	MOTOR	BOH2 NO.7 BOILER FORCE DRAFT AIR FAN MOTOR (NEW 2002)	I
M-2019	MOTOR	BOH2 NO.8 BOILER FORCE DRAFT AIR FAN MOTOR (NEW 2002)(STORED AT MTI - SPARE) (ROTOR REBARRED WITH COPPER BARS 2/08 MTI JOB# 136139)	I
M-2004	MOTOR	BOH2 RECIRCULATION PUMP BLR 6 BOH2-P11 (NEW 2002)	A
M-2006	MOTOR	BOH2 RECIRCULATION PUMP BLR 7 BOH2-P13 (NEW 2002)	I
M-2007	MOTOR	BOH2 RECIRCULATION PUMP BLR 8 BOH2-P14 (NEW 2002)	A
M-2000	MOTOR	BOH2 WET ESP FLUSH PUMP BLR 5 BOH2-P07 (NEW 2002)	I
M-2001	MOTOR	BOH2 WET ESP FLUSH PUMP BLR 6 BOH2-P08 (NEW 2002)	A

Attachment 1 to Schedule 2.2.1

M-2002	MOTOR	BOH2 WET ESP FLUSH PUMP BLR 7 BOH2-P09 (NEW 2002)	I
M-2003	MOTOR	BOH2 WET ESP FLUSH PUMP BLR 8 BOH2-P10 (NEW 2002)	A
M-2030	MOTOR	BOH2 WET ESP PIRGE BLOWER 2 MOTOR BOILER 6	A
M-2024	MOTOR	BOH2 WET ESP PURGE BLOWER 1 BOILER 5	I
M-2029	MOTOR	BOH2 WET ESP PURGE BLOWER 1 MOTOR BOILER 6	A
M-2033	MOTOR	BOH2 WET ESP PURGE BLOWER 1 MOTOR BOILER 7	I
M-2037	MOTOR	BOH2 WET ESP PURGE BLOWER 1 MOTOR BOILER 8	A
M-2026	MOTOR	BOH2 WET ESP PURGE BLOWER 2 MOTOR BOILER 5	I
M-2034	MOTOR	BOH2 WET ESP PURGE BLOWER 2 MOTOR BOILER 7	I
M-2038	MOTOR	BOH2 WET ESP PURGE BLOWER 2 MOTOR BOILER 8	A
M-2027	MOTOR	BOH2 WET ESP PURGE BLOWER 3 MOTOR BOILER 5	I
M-2031	MOTOR	BOH2 WET ESP PURGE BLOWER 3 MOTOR BOILER 6	A
M-2035	MOTOR	BOH2 WET ESP PURGE BLOWER 3 MOTOR BOILER 7	I
M-2039	MOTOR	BOH2 WET ESP PURGE BLOWER 3 MOTOR BOILER 8	A
M-2028	MOTOR	BOH2 WET ESP PURGE BLOWER 4 MOTOR BOILER 5	I
M-2032	MOTOR	BOH2 WET ESP PURGE BLOWER 4 MOTOR BOILER 6	A
M-2036	MOTOR	BOH2 WET ESP PURGE BLOWER 4 MOTOR BOILER 7	I
M-2040	MOTOR	BOH2 WET ESP PURGE BLOWER 4 MOTOR BOILER 8	A
BHSSMS4-P04	MOTOR STARTER	BOH2 CONDENSATE WATER CIRCULATION PUMP STARTER BOH2-P04 MOTOR (NEW 2002) EOL DWG# 13211.01-FE-01B	I
BHSSMS4-P04A	MOTOR STARTER	BOH2 CONDENSATE WATER CIRCULATION PUMP STARTER BOH2-P04A MOTOR (NEW 2002) EOL DWG# 13211.01-FE-01B	I
BHSSMS4-P02	MOTOR STARTER	BOH2 DEAERATOR PUMP BOH2-P02 MOTOR STARTER (NEW 2002) EOL DWG# 13211.01-FE-01B	I
BHSSMS4-P02A	MOTOR STARTER	BOH2 DEAERATOR PUMP BOH2-P02A MOTOR STARTER (NEW 2002) EOL DWG# 13211.01-FE-01B	I
BHSSMS5-FD5	MOTOR STARTER	BOH2 NO.5 BOILER FORCE DRAFT FAN MOTOR STARTER	I
BHSSMS5- FD6	MOTOR STARTER	BOH2 NO.6 BOILER FORCE DRAFT AIR FAN MOTOR STARTER (NEW 2002)	I
BHSSMS5-FD7	MOTOR STARTER	BOH2 NO.7 BOILER FORCE DRAFT AIR FAN MOTOR STARTER (NEW 2002)	I
BHSSMS5-FD8	MOTOR STARTER	BOH2 NO.8 BOILER FORCE DRAFT AIR FAN MOTOR STARTER (NEW 2002)	I
MOV-615	MOV	BOH2 BOILER 05, 250 LB STEAM TO FAN TURBINE. MOTOR OPERATED VALVE (NEW 2004)	I
MOV-616	MOV	BOH2 BOILER 06, 250 LB STEAM TO FAN TURBINE. MOTOR OPERATED VALVE (NEW 2004)	A
MOV-617	MOV	BOH2 BOILER 07, 250 LB STEAM TO FAN TURBINE. MOTOR OPERATED VALVE (NEW 2004)	I
MOV-618	MOV	BOH2 BOILER 08, 250 LB STEAM TO FAN TURBINE. MOTOR OPERATED VALVE (NEW 2004)	A

MOV-164	MOV	POH BOILER NO. 3 BOH-BLR03 OUTLET HEADER 900LB MOTOR OPERATED VALVE (NEW 1996)	A

BOH-PIPE	PIPING	PIPING BOH PROJECT TRACKING.	A

P-2964	PUMP	BOH2 AQUEOUS AMMONIA PUMP BOH2-P05 NORTH (NEW 2002)	A
P-2965	PUMP	BOH2 AQUEOUS AMMONIA PUMP BOH2-P05A SOUTH (NEW 2002)	A
P-2968	PUMP	BOH2 BOH2-P07 WET ESP FLUSH PUMP BLR 5 (NEW 2002)	I
P-2969	PUMP	BOH2 BOH2-P08 WET ESP FLUSH PUMP BLR 6 (NEW 2002)	A
P-2970	PUMP	BOH2 BOH2-P09 WET ESP FLUSH PUMP BLR 7 (NEW 2002)	I
P-2971	PUMP	BOH2 BOH2-P10 WET ESP FLUSH PUMP BLR 8 (NEW 2002)	A
P-2972	PUMP	BOH2 BOH2-P11 RECIRCULATION PUMP BLR 6 (NEW 2002)	A
P-2973	PUMP	BOH2 BOH2-P12 RECIRCULATION PUMP BLR 6 (NEW 2002) MAX PSI 150	A
P-2975	PUMP	BOH2 BOH2-P14 RECIRCULATION PUMP BLR 8 (NEW 2002)	A
P-3019	PUMP	BOH2 CAUSTIC PUMP BOILER BOH2-P16 P-3019 (NEW 2002)	A
P-2962	PUMP	BOH2 CONDENSATE WATER CIRCULATION PUMP BOH2-P04 (NEW 2002)	A
P-2963	PUMP	BOH2 CONDENSATE WATER CIRCULATION PUMP BOH2-P04A (NEW 2002)	A
P-2953	PUMP	BOH2 DEAERATOR PUMP BOH2-P02 (NEW 2002)	A
P-2954	PUMP	BOH2 DEAERATOR PUMP BOH2-P02A (NEW 2002)	A
P-2955	PUMP	BOH2 DEAERATOR PUMP BOH2-P02B (NEW 2002)	I
P-2956	PUMP	BOH2 DEMINERALIZED WATER PUMP BOH2-P01 (NEW 2002)	A
P-2957	PUMP	BOH2 DEMINERALIZED WATER PUMP BOH2-P01A (NEW 2002)	A
P-0553	PUMP	BOH2 DESUPERHEATER WATER PUMP BOH2-P15A	A
P-2960	PUMP	BOH2 JET A FUEL OIL PUMP BOH2-P03 (NEW 2002)	A
P-2961	PUMP	BOH2 JET A FUEL OIL PUMP BOH2-P03A (NEW 2002) - TURBINE DRIVEN TR-2966	A
P-2958	PUMP	BOH2 NH40H CHEMICAL INJECTION BOH2-P06 (NEW 2002)	I
P-2959	PUMP	BOH2 NH40H CHEMICAL INJECTION BOH2-P06A (NEW 2002)	I
P-2974	PUMP	BOH2 RECIRCULATION PUMP BLR 7 (NEW 2002) BOH2-P13	I
P-2976	PUMP	BOH2-P15B DESUPERHEATER PUMP (NEW 2002)	I
RV-023024	RELIEF VALVE	BOH-PIPE 15# LB STEAM OUTLET SIDE RELIEF VALVE ON JET “A” FUEL SYSTEM 3 X 4”/ SET @ 50 PSI PID 18-2026-46.01 (NEW 2002)	A

RV-023041	RELIEF VALVE	BOH2 BOILERHOUSE TANK 1010 RELIEF VALVE RV-023041 (3” SET 50 PSI) (NEW 2002)	A

RV-023018	RELIEF VALVE	BOH2 FUEL GAS WASH SYSTEM RELIEF VALVE (1” X 2” / SET @ 150 PSI) PID-18-2002-43.02 (NEW 2002)	A

RV-023046	RELIEF VALVE	BOH2 RELIEF VALVE FOR 900 LB STEAM SPARE RELIEF VALVE (1-1/2” X 3” / SET @ 1050PSI)	A

RV-023023	RELIEF VALVE	BOH2 RELIEF VALVE FOR BOILER 5 TURBINE FAN 6 X 8” / SET @ 60 PSI PID - 18-2711-34.01 (NEW 2002)	I

RV-023022	RELIEF VALVE	BOH2 RELIEF VALVE FOR BOILER 6 TURBINE FAN 6 X8” / SET @ 60 PSI PID - 18-2711-34.01 (NEW 2002)	A

Attachment 1 to Schedule 2.2.1

RV-023020	RELIEF VALVE	BOH2 RELIEF VALVE FOR BOILER 7 TURBINE FAN 6 X 8” / SET @ 60 PSI PID - 18-2711.34.01 (NEW 2002)	I

RV-023025	RELIEF VALVE	BOH2 RELIEF VALVE FOR BOILER 8 TURBINE FAN 6 X 8” / SET @ 60 PSI PID - 18-2711-34.01 (NEW 2002)	A

RV-023019	RELIEF VALVE	BOH2 RELIEF VALVE FOR DESUPERHEATER PUMP (1-1/2 X 3” / SET @ 240 PSI) PID - 18-3711-17.02 (NEW 2002)	A

RV-023048	RELIEF VALVE	BOH2 RELIEF VALVE FOR STEAM DRUM SPARE RELIEF VALVE (3” X 6” / SET @ 1100 PSI)	A

RV-023042	RELIEF VALVE	BOH2-BL05 AIR DRUM RELIEF VALVE 1/2 X 1” / SET @ 150 PSI (NEW 2002)	I

RV-023043	RELIEF VALVE	BOH2-BLR06 AIR DRUM RELIEF VALVE 1/2 X 1” / SET @ 150 PSI (NEW 2002)	A

RV-023044	RELIEF VALVE	BOH2-BLR07 AIR DRUM RELIEF VALVE 1/2 X 1” / SET@ 150 PSI (NEW 2002)	I

RV-023045	RELIEF VALVE	BOH2-BLR08 AIR DRUM RELIEF VALVE 1/2 X 1” / SET @ 150 PSI (NEW 2002)	A

RV-023021	RELIEF VALVE	BOH2-P02B DEMINERALIZED WATER RELIEF VALVE (3” X 4” / SET @ 60 PSI) PID - 18-3726-02.01 (NEW 2002)	A

RV-023029	RELIEF VALVE	RELIEF VALVE FOR 900 LB STEAM FOR BOILER 6 1 1/2 X 3” / 1050 PSI PID - 18-3704-63 (NEW 2002)	A

RV-023027	RELIEF VALVE	RELIEF VALVE FOR 900 LB STEAM ON BOILER (1-1/2” X 3” / SET @ 1050 PSI) PID - 18-3704-61 (NEW 2002)	A

RV-023033	RELIEF VALVE	RELIEF VALVE FOR 900 LB STEAM ON BOILER 5 1 1/2 X 3” / SET @ 1050 PID - 18-3704-67 (SPARE)	A

RV-023031	RELIEF VALVE	RELIEF VALVE FOR 900 LB STEAM ON BOILER 6 1 1/2 X 3”/ SET @ 1050 PSI PID - 18-3704-65 (SPARE)	A
RV-023032	RELIEF VALVE	RELIEF VALVE FOR AQUEOUS AMMONIA REGEN. TURBINE VANE PUMP 1/4 X 1/4” / SET @ 125 PSI PID - 18-5317-60 (NEW 2002)	A
RV-023039	RELIEF VALVE	RELIEF VALVE FOR AQUEOUS AMMONIA REGEN. TURBINE VANE PUMP (1/4” X 1/4” / SET @ 125 PSI) PID - 18-5317-60 (NEW 2002)	A

RV-023026	RELIEF VALVE	RELIEF VALVE FOR BOILER (3” X 6” / SET @ 1100 PSI) P&ID DWG 18-3704-67 (NEW 2002)	A

RV-023035	RELIEF VALVE	RELIEF VALVE FOR BOILER #7 (3” X 6” / SET @ 1075 PSI PID - 18-3704-65 (SPARE)	I

RV-023036	RELIEF VALVE	RELIEF VALVE FOR BOILER (3 X 6” / SET @ 1100 PSI PID - 18-3704-65 (SPARE)	A

RV-023028	RELIEF VALVE	RELIEF VALVE FOR BOILER (3” X 6” / SET @ 1075 PSI) PID DWG: 18-3704-67 (NEW 2002)	A

RV-023047	RELIEF VALVE	RELIEF VALVE FOR BOILER STEAM DRUM SPARE (3” X 6” / SET @ 1175 PSI)	A

RV-023034	RELIEF VALVE	RELIEF VALVE FOR STEAM DRUM ON No. 5 BOILER 3 X 6” / SET @ 1100 PSI PID - 18-3704-61 (NEW 2002)	I

RV-023037	RELIEF VALVE	RELIEF VALVE FOR STEAM DRUM ON No. 6 BOILER 3 X 6” / SET @ 1075 PSI PID - 18-3704-63 (NEW 2002)	A

RV-023038	RELIEF VALVE	RELIEF VALVE FOR STEAM DRUM ON No. 6 BOILER 3 X 6” / SET @ 1100 PSI PID - 18-3604-63 (NEW 2002)	A

RV-023030	RELIEF VALVE	RELIEF VALVE FOR STEAM DRUM ON No. 7 BOILER 3 X 6” / SET @ 1075 PSI PID - 18-3704-61 (NEW 2002)	A

BOH2-SIL5	SILENCER	RELIEF VALVE SILENCER ON BOH2-BLR05 (PM BOILER SHUTDOWN)	A

BOH2-SIL5A	SILENCER	RELIEF VALVE SILENCER ON BOH2-BLR05 (PM BOILER SHUTDOWN)	A

BOH2-SIL6	SILENCER	RELIEF VALVE SILENCER ON BOH2-BLR06 (PM BOILER SHUTDOWN)	A

BOH2-SIL6A	SILENCER	RELIEF VALVE SILENCER ON BOH2-BLR06 (PM BOILER SHUTDOWN)	A

BOH2-SIL7	SILENCER	RELIEF VALVE SILENCER ON BOH2-BLR07 (PM BOILER SHUTDOWN)	A

BOH2-S1L7A	SILENCER	RELIEF VALVE SILENCER ON BOH2-BLR07 (PM BOILER SHUTDOWN)	A

BOH2-SIL8	SILENCER	RELIEF VALVE SILENCER ON BOH2-BLR08 (PM BOILER SHUTDOWN)	A

BOH2-SIL8A	SILENCER	RELIEF VALVE SILENCER ON BOH2-BLR08 (PM BOILER SHUTDOWN)	A
BOH2-STK05	STACK	BOH2 NO.5 BOILER STACK (NEW 2002)	I
BOH2-STK06	STACK	BOH2 NO.6 BOILER STACK (NEW 2002)	A
BOH2-STK07	STACK	BOH2 NO.7 BOILER STACK (NEW 2002)	I
BOH2-STK08	STACK	BOH2 NO.8 BOILER STACK (NEW 2002)	A

BOH-FND	STRUCTURAL	BOH FOUNDATION - PROJECT TRACKING	A

BOH-STRUCT	STRUCTURAL	BOH STRUCTURAL - PROJECT TRACKING	A

WSY-STRUCT	STRUCTURAL	WYS STRUCTURAL - PROJECT TRACKING	A

Attachment 1 to Schedule 2.2.1

BOH2-TK505	TANK	BOH2 WET ESP TANK BOILER 5 (NEW 2002)	I
BOH2-TK506	TANK	BOH2 WET ESP TANK BOILER 6 (NEW 2002)	A
BOH2-TK507	TANK	BOH2 WET ESP TANK BOILER 7 (NEW 2002)	I
BOH2-TK508	TANK	BOH2 WET ESP TANK BOILER 8 (NEW 2002)	A
S2T54-68	TRANSFORMER	WSY TRANSFORMER 2400 X 480 KVA150 POWER FOR RIVER PUMP HOUSE AND DOCK 3 POLE NUMBER 101 PAD MOUNT YES.	A
TF-0033	TRANSFORMER	WYS TRANSFORMER IS LOCATED ON THE WEST ROAD OUT SIDE THE REFINERY MAIN FENCED AREA 2400 X 240/480 PICK UP KEY AT THE MAIN GATE TO ENTER TRANSFORMER FENCED AREA POLE NUMBER 192 PAD MOUNT YES.	I
TR-0616	TURBINE	BOH NO.1 BOILER BOH-BLR01 SOUTH DRAFT FAN FAN-0587 TURBINE TR-0616 PID DWG POH-16-14287-23	I
TR-2967	TURBINE	BOH2 DEAERATOR PUMP BOH2-P02B TURBINE (NEW 2002)	I
TR-2966	TURBINE	BOH2 JET A FUEL OIL PUMP BOH2-P03A TURBINE (NEW 2002)	A
TR-2992	TURBINE	BOH2 NO.5 BOILER FORCE DRAFT AIR FAN TURBINE (NEW 2002)	I
TR-2993	TURBINE	BOH2 NO.6 BOILER FORCE DRAFT AIR FAN TURBINE (NEW 2002)	A
TR-2994	TURBINE	BOH2 NO.7 BOILER FORCE DRAFT AIR FAN TURBINE (NEW 2002)	I
TR-2995	TURBINE	BOH2 NO.8 BOILER FORCE DRAFT AIR FAN TURBINE (NEW 2002)	A
BOH-VALVE	VALVE	BOH VALVES DOES NOT INCLUDE CHECK, CONTROL VALVES, OR RELIEF VALVES - DO NOT WRITE WO FOR THOSE TO THIS EQUIP.	A
BOH2-NRV01	VALVE	BOH2-NRV01 NON RETURN VALVE ON BOILER STEAM HEADER ON BOILER NO.05	A
BOH2-NRV02	VALVE	BOH2-NRV02 NON RETURN VALVE ON BOILER STEAM HEADER ON BOILER NO.06	A
BOH2-NRV03	VALVE	BOH2-NRV03 NON RETURN VALVE ON BOILER STEAM HEADER ON BOILER NO.07	A
BOH2-NRV04	VALVE	BOH2-NRV04 NON RETURN VALVE ON BOILER STEAM HEADER ON BOILER NO.08	A

DRM-1010	VESSEL	AQUEOUS AMONIA DRUM BOH2-TK215 (NEW 2002)	A

DRM-1530	VESSEL	BOH BOILER NO. 1 BOH-BLR01 MUD DRUM PID DWG 18-3704-22 (UNIT SHUTDOWN REQUIRED)	A

DRM-1531	VESSEL	BOH BOILER NO. 1 BOH-BLR01 STEAM DRUM PID DWG 18-3704-22 (UNIT SHUTDOWN REQUIRED)	A

DRM-1532	VESSEL	BOH NO.2 BOILER BOH-BLR02 MUD DRUM PID DWG 18-3704-26	A

DRM-1533	VESSEL	BOH NO.2 BOILER BOH-BLR02 STEAM DRUM PID DWG 18-3704-26	A

DRM-1534	VESSEL	BOH NO.3 BOILER BOH-BLR03 MUD DRUM PID DWG 18-3704-26	A

DRM-1535	VESSEL	BOH NO.3 BOILER BOH-BLR03 STEAM DRUM PID DWG 18-3704-26	A

DRM-1536	VESSEL	BOH NO.4 BOILER BOH-BLR04 MUD DRUM PID DWG 18-3704-28	A

DRM-1537	VESSEL	BOH NO.4 BOILER BOH-BLR04 STEAM DRUM PID DWG 18-3704-28	A

DRM-4008	VESSEL	BOH2 NO.5 BOILER ECONOMIZER	I

DRM-4004	VESSEL	BOH2 NO.5 BOILER MUD DRUM	I

DRM-4000	VESSEL	BOH2 NO.5 BOILER STEAM DRUM	I

DRM-4012	VESSEL	BOH2 NO.5 BOILER WET ESP (NEW 2002)	I

DRM-4009	VESSEL	BOH2 NO.6 BOILER ECONOMIZER	A

DRM-4005	VESSEL	BOH2 NO.6 BOILER MUD DRUM	A

DRM-4001	VESSEL	BOH2 NO.6 BOILER STEAM DRUM	A

DRM-4013	VESSEL	BOH2 NO.6 BOILER WET ESP (NEW 2002)	A

DRM-4010	VESSEL	BOH2 NO.7 BOILER ECONOMIZER	I

DRM-4006	VESSEL	BOH2 NO.7 BOILER MUD DRUM	I

DRM-4002	VESSEL	BOH2 NO.7 BOILER STEAM DRUM	I

DRM-4014	VESSEL	BOH2 NO.7 BOILER WET ESP (NEW 2002)	I

DRM-4011	VESSEL	BOH2 NO.8 BOILER ECONOMIZER	A

DRM-4007	VESSEL	BOH2 NO.8 BOILER MUD DRUM	A

DRM-4003	VESSEL	BOH2 NO.8 BOILER STEAM DRUM	A

Attachment 1 to Schedule 2.2.1

DRM-4015	VESSEL	BOH2 NO.8 BOILER WET ESP (NEW 2002)	A
UPS-106A	UPS	MOB UNINTERUPTED POWER SUPPLY UPS-106 (2ND FLOOR)	A
VH-4864	VEHICLE	MMR SECURITY (97 FORD F-150) VH-4864	I

SUB MAIN		29

SMN1B7-E	BUS	(MAIN) 1 13.8KV BUS EAST SIDE	A

SMN1B7-W	BUS	(MAIN) 1 13.8KV BUS WEST SIDE	A

SMN2B7-B	BUS	(MAIN) 2 SUB EAST BUS 13.8KV	A

SMN2B7-A	BUS	(MAIN) 2 SUB WEST BUS 13.8KV	A

COGENB6-A	BUS	COGEN STATION SERVICE 4.16KV BUS A	A

COGENB6-B	BUS	COGEN STATION SERVICE 4.16KV BUS B	A

COGENB7-A	BUS	REACTOR LIMITED 13.8KV BUS IN COGEN BUILDING FOR SS AND POH	A

COGENB7-B	BUS	REACTOR LIMITED 13.8KV BUS IN COGEN BUILDING FOR SS AND POH	A

SMN2F7-6A	FEEDER	13.8 KV ELECTRICAL FEEDER FROM MAIN2 TO SUB 1 PDC BUS “A”	A

SMN2F7-6B	FEEDER	13.8 KV ELECTRICAL FEEDER FROM MAIN2 TO SUB 1 PDC BUS “B”	A

SMN1F7-3	FEEDER	13.8KV FEEDER TO SUB 1 NORMAL NORTH SIDE	A

SMN1F7-4	FEEDER	13.8KV FEEDER TO SUB 1 NORMAL SOUTH SIDE	A

SMN1F7-1	FEEDER	13.8KV FEEDER TO SUB 2 AND 3 NORMAL 2N AND 3S	A

SMN1F7-2	FEEDER	13.8KV FEEDER TO SUB 2 AND 3 NORMAL 2S AND 3N, AND ALSO TO FCC AIR BOLWER CAPTIVE TRANSFORMER	A

SMN1F7-5	FEEDER	13.8KV FEEDER TO SUB 4 AND 5 NORMAL 4N	A

SMN1F7-6	FEEDER	13.8KV FEEDER TO SUB 4 AND 5 NORMAL 4S	A

SMN2F7-4B	FEEDER	13.8KV FEEDER TO SUB 5 USAULLY 5N	A

SMN2F7-3A	FEEDER	13.8KV FEEDER TO SUB 5 USSUALLY 5S	A

PSE&GF8	FEEDER	UTILITY LINES TO PLANT	A

COGENG7-ST1	GENERATOR	COGEN STEAM TURBINE GENERATOR 1	A

COGENT76-4	TRANSFORMER	COGEN STATION SERVICE TRANSFORMER 4	A

COGENT76-5	TRANSFORMER	COGEN STATION SERVICE TRANSFORMER 5	A

SMN2T77-B	TRANSFORMER	ISOLATION TRANSFORMER FOR (MAIN) 2 SUB EAST SIDE	A

SMN2T77-A	TRANSFORMER	ISOLATION TRANSFORMER FOR (MAIN) 2 SUB WEST SIDE	A

SMN1T77-6	TRANSFORMER	TF-0189 ISOLATION TRANSFORMER, POWERHOUSE, 13.8 KV X 13.8 KV WEST OF COGEN	A

SMN1T77-7	TRANSFORMER	TF-0190 ISOLATION TRANSFORMER, POWERHOUSE, 13.8 KV X 13.8 KV WEST OF COGEN	A

COGENT87-1	TRANSFORMER	TRANSFORMER FOR GT-A AND HALF OF REFINERY FEED FROM GLOUSTER PSE&G LINE P-2242 SIDE	A

COGENT87-3	TRANSFORMER	TRANSFORMER FOR GT-B AND HALF OF REFINERY FEED FROM DEPTFORD PSE&G LINE V-2274 SIDE	A

COGENT87-2	TRANSFORMER	TRANSFORMER FOR ST-1 STEAM TURBINE CAN BE CONNECTED TO EITHER PSE&G LINE	A

SUB1		35
S1B4-43	BUS	-	A
S1B4-7	BUS	100A MOTOR STARTER RACK AT WEST END OF UNIT (EXTENSION OF MAIN RACK)	A
S1B5-N	BUS	2.4KV 1200A SUB1 NORTH SIDE FCC FEEDERS 11,12,&13 POSSIBLE BACKFEED THROUGH FEEDER 11 VIA POLE SWITCH TO FEEDER 60A IN PLACE OF TRANSFORMER	A
S1B5-S	BUS	2.4KV 1200A SUB1 S FEEDER 14,15,16	A
S1B4-9	BUS	225A MOTOR STARTER RACK IN PLY	A
S1B4-2	BUS	300A MOTOR STARTER RACK OUTSIDE CONTROL ROOM (EAST SIDE)	A
S1B3-LP	BUS	400A 4#500	A
S1B4-8	BUS	400A MOTOR STARTER RACK IN PLY	A
S1B4-6	BUS	MOTOR STARTER 400A MAIN FOR CUMENE	A

Attachment 1 to Schedule 2.2.1

S1B4-5	BUS	MOTOR STARTER 500A MAIN FOR CUMENE	A
S1B4-10	BUS	MOTOR STARTER RACK IN PLY	A
S1B4-4	BUS	SOUTH CUMENE MCC 07	A
S1F5-15	FEEDER	2.4 KV 400A SUB 1 TO CT2 FANS	A
S1F5-16	FEEDER	2.4 KV 400A SUB 1 TO CUM, PLY, ADMIN	A

S1F5-14	FEEDER	2.4KV 400A SUB 1 CT2 FANS ***OUT OF SERVICE***	D

S1F4-1	FEEDER	200A WELDING FEEDER #1 FROM MOTOR STARTER RACK OUTSIDE CONTROL ROOM (EAST SIDE)	A
S1F4-2	FEEDER	50A WELDING FEEDER FROM MOTOR STARTER RACK OUTSIDE CONTROL ROOM (EAST SIDE)	A
S1F5-11A	FEEDER	SUB 1 FEEDER 11A 2400v 600A TO FCC FEEDS FROM FEEDER 11 VIA POLE SWITCH, CAN BE SWITCHED TO FEEDER 60	A
S1F5-11	FEEDER	SUB 1 FEEDER 11 - 2.4KV 600A TO FCC (VIA FEEDER 11A) MAY BE USED AS BACK FEED TO SUB 1 BUS VIA FEEDER 60A FROM POWERHOUSE	A
S1F5-12	FEEDER	SUB 1 FEEDER 12 - 2.4KV 400A TO CT#3 PUMPHOUSE	A
S1F5-13	FEEDER	SUB 1 FEEDER 13 - 2.4KV 400A TO CT#3 TRANSFORMERS FOR FANS ***OUT OF SERVICE***	D
S1T43-3	TRANSFORMER	480V X 120/240V 2KVA TRANSFORMER	A

S1T54-62A	TRANSFORMER	CUM TRANSFORMER 2400 X 480 500KVA POWER FOR CUMENE UNIT. SOUTH MOST TRANSFORMER (PARALLELED WITH TF-0062) NORTH MOST TRANSFORMER. POLE NUMBER 136 PAD MOUNT YES.	I

S1T53-19	TRANSFORMER	CUM TRANSFORMER, TREATING UNIT LINDE 2400 X 208/120 45 KVA. LIGHTING LINDE UNIT POLE NUMBER 116 PAD MOUNT YES.	A

S1T54-74	TRANSFORMER	FCC TRANSFORMER 2400 X 480 FOR CWT 3 FANS FOR FCCU TF-0074. ***REMOVED FROM SERVICE***	I

S1T54-73	TRANSFORMER	FCCU TRANSFORMER NUMBER TF-0073 FOR NUMBER THREE CWT EAST FAN BANK. ELECTRICAL SINGLE LINE DRAWING NUMBER 11-13926-D REV#2.0 PAD MOUNT YES. ***REMOVED FROM SERVICE***	I

S1T53-36	TRANSFORMER	GPL TRANSFORMER GATEHOUSE TYPE HPJ 2400 X 208/120 45 KVA EASTERN MOST OF TWO TRANSFORMERS POLE NUMBER 230 PAD MOUNT YES.	A

S1T54-185	TRANSFORMER	PAD MOUNT FOR CUMENE 480 VOLT PUMP MOTORS 2400 X 480 500 KVA SINGLE LINE DWG.NO. 11-13898-D POLE NUMBER ST-10 PAD MOUNT YES.	A

S3T54-178	TRANSFORMER	PAD MOUNT FOR MIXERS AND MOTORS. 2400/480 500 KVA ***DEMOED***	D

S1T53-11	TRANSFORMER	PLY TRANSFORMER 2400 X 208/120 TF-0011 LIGHTING TRANSFORMER FOR POLY AND CUMENE UNIT POLE NUMBER 135.	A

S1T54-71	TRANSFORMER	PLY TRANSFORMER 2400 X 480 KVA300 POWER FOR EAST LOAD CENTER FOR CWT FANS POLE NUMBER MANHOLE PAD MOUNT YES. ***REMOVED FROM SERVICE***	I

S1T54-72	TRANSFORMER	PLY TRANSFORMER 2400 X 480 KVA300 POWER FOR WEST LOAD CENTER FOR CWT FANS POLE NUMBER MANHOLE PAD MOUNT YES. ***REMOVED FROM SERVICE***	I

S1T54-172	TRANSFORMER	PLY TRANSFORMER NO. 172 500 KVA 2400 / 480 VOLTS CUMENE CHARGE PUMPS POLE NUMBER 135 PAD MOUNT YES.	I

S1T75-N	TRANSFORMER	SUB 1 MAIN TRANSFORMER NORTH SIDE 13.8 TO 2.4 KV 3000KVA FEED FROM FEEDER 3 OR 4	A

S1T75-S	TRANSFORMER	SUB-1 TRANSFORMER, DISTRIBUTION, 13.8 KV SUB-01 SOUTH END OF SUB-1 POLE NUMBER S-17/S-18 PAD MOUNT YES.	A

SUB2		28
S2B4-4	BUS	100A 480V BUS FOR DOCK 3	A
S2B4-3	BUS	100A 480V FEEDER FOR CAPSTAN LOADS	A

S2B5-201B	BUS	1200A MCC IN 2 SUB	A

S2B5-N	BUS	2.4KV 1200A MAIN BUS FOR 2 SUBSTATION	A
S2B5-S	BUS	2.4KV 1200A MAIN BUS FOR 2 SUBSTATION	A
S2B4-16	BUS	400A 480V RACK P5 IN ALKY	A
S2B4-12	BUS	400A MOTOR STARTER RACK PI	A
S2B4-MCCB	BUS	SRU 3 N MCC (NORTH)	A
S2B7-N	BUS	SUB 2 13 8KV BUS	A
S2B7-S	BUS	SUB 2 13.8KV BUS	A
S2F5-6	FEEDER	2.4KV 400A FEEDER AREA LOOP TO SOUTH	A
S2F5-5	FEEDER	2.4KV 400A FEEDER TO SOUTH OF SUBSTATION TO MCC FOR 4 PUMPS	A
S2F5-1	FEEDER	2.4KV 600A AERIAL LOOP NORTH TO RIVER AND WWT	A
S2F5-10	FEEDER	BACK UP CONNECTION FOR FEEDER 5-2	A
S2F5-11	FEEDER	BACK UP CONNECTION FOR FEEDER 5-3	A
S2F5-22	FEEDER	DUPLICATE	D
S2F5-24	FEEDER	DUPLICATE	D
S2T75-N	TRANSFORMER	13.8- 2.4KV 7.5MVA BASE DELTA DELTA TRANSFORMER	A
S2T75-S	TRANSFORMER	13.8- 2.4KV 7.5MVA BASE DELTA DELTA TRANSFORMER	A
S3T75-S	TRANSFORMER	13.8- 2.4KV 7.5MVA BASE DELTA DELTA TRANSFORMER	A
S3T75-N	TRANSFORMER	13.8- 2.4KV 7.5MVA BASE DELTA DELTA TRANSFORMER	A
S2T43-4	TRANSFORMER	15 KVA 480-120/208 TRANSFORMER FOR INST PANEL IN COMPRESSOR AREA	A
S2T43-1	TRANSFORMER	480- 120/240 1 PHASE LIGHTING	A
S2T43-7	TRANSFORMER	480-120/208 15KVA	A
S2T43-8	TRANSFORMER	480-120/208 15KVA	A
S2T43-12	TRANSFORMER	480-120/208 15KVA	A
S2T43-01	TRANSFORMER	LIGHTING TRANSFORMER FOR TRAILER AT RIVER WATER	A

S2T54-168	TRANSFORMER	PSM TRANSFORMER 2400 X 480 POWER FOR 3070 BUILDING (PROCESS SAFETY MANAGEMENT)	A

SUB3		29
S3B5-N	BUS	2.4KV 1200A	A

Attachment 1 to Schedule 2.2.1

S3B5-S	BUS	2.4KV 1200A	A
S3B4-6	BUS	300A BUS FOR MOTOR STARTER FOR STARTERS IN #2 PUMPHOUSE	A
S3B4-2	BUS	480V STARTER RACK BUS AT TANK FARM TK 105	A
S3B4-MCCA	BUS	5RU 3 5 MCC (SOUTH)	A
S3B4-7	BUS	STARTER RACK BUS FOR TRANSFORMER TF-135	A
S3F5-35	FEEDER	SUB 3 2.400KV FEEDER TO NORTH TANK FARM/RIVER	A
S3F5-37	FEEDER	SUB 3 2.4KV 400A FEEDER TO SOUTH TANK FARM/SALES	A
S3F5-32	FEEDER	SUB 3 2.4KV 400A FEEDER TO TF PUMPHOUSE	A
S3F5-33	FEEDER	SUB 3 2.4KV 400A FEEDER TO TF PUMPHOUSE	A
S3F5-34	FEEDER	SUB 3 2.4KV 400A FEEDER TO TF PUMPHOUSE	A
S3F5-36	FEEDER	SUB 3 2.4KV FEEDER TO COLONIAL PUMPS	A
S3F5-35A	FEEDER	SUB 3 2.4KV FEEDER TO 5RU 3	A
S3F5-31	FEEDER	SUB3 2400V FEEDER TO CENTRAL TANK FARM	A

S3T43-002	TRANSFORMER	120/208 LIGHTING TRANSFORMER IN #2 PUMPHOUSE	A

S3T54-CW1	TRANSFORMER	2300/480 TRANSFORMER FOR #1 CWT FANS AND AREA	A

S3T54-006	TRANSFORMER	DUPLICATE	D

S3T54-48	TRANSFORMER	GPL TRANSFORMER 2400 X 480 300KVA TYPE WLLT6 WEST OF TK 117 EAST OF SRU POLE NUMBER 267P PAD MOUNT YES.	I

S3T54-46	TRANSFORMER	GPL TRANSFORMER SOUTHWEST OF TANK 102 2400 X 208/120 POLE NUMBER 286 PAD MOUNT YES.	A

S3T43-001	TRANSFORMER	HONEYWELL BLENDING SYSTEM DRY TRANSFORMER	A

S3T54-182	TRANSFORMER	PAD MOUNT FOR NEW TANK FARM BLENDING 480 VOLT MOTORS 2400 X 480 VOLT POLE NUMBER 35 PAD MOUNT YES.	A

SS3T43-001	TRANSFORMER	SS3T43-001 HONEYWELL BLENDING SYSTEM DRY TRANSFORMER	A

S3T54-60	TRANSFORMER	TFA TRANSFORMER 2400 X 240/480 300KVA TYPE AT POWER FOR PUMP MOTORS AND MOVS 120FT EAST OF TANK 51 POLE NUMBER 30 PAD MOUNT YES.	A

S3T54-55	TRANSFORMER	TFA TRANSFORMER 2400 X 240/480 TYPE HPZ 75KVA POWER FOR MOTORS AND MOV S POLE NUMBER 34 PAD MOUNT YES.	I

S3T54-87	TRANSFORMER	TFA TRANSFORMER 2400 X 480 POWER FOR TANK 105 AND RELATED EQUIPMENT TRANSFORMER ON MAIN TANK FARM ROAD POLE NUMBER 259 PAD MOUNT YES.	A

S3T54-187	TRANSFORMER	TFA TRANSFORMER NO. 56 500 KVA 2400 X 480 VOLTS USED FOR M.0 V”S AND MIXERS POLE NUMBER 338 PAD MOUNT YES.	A

S3T54-135	TRANSFORMER	TFA TRANSFORMER TANK FARM 2400 X 480 300 KVA	A

S3T54-34	TRANSFORMER	TFA TRANSFORMER TANK FARM TYPE HPZ 2400 X 480 75 KVA WESTERN MOST OF TWO TRANSFORMERS POLE NUMBER 34 PAD MOUNT YES.	I

S3TS4-3	TRANSFORMER	TFA TRANSFORMER TANK FARM TYPE-AT 2400 / 240X480 / 200 KVA. SINGLE LINE DWG# 11-13914-D POLE NUMBER 254 PAD MOUNT YES.	A

SUB4		30

S4B5-WWT	BUS	100A	A
S4B4-1	BUS	1200A ALLEN BRADLEY MCC IN 5RU#2	A
S4B5-N	BUS	2.4KV 1200A, NORTH BUS OF SUB 4 FEEDERS 402 TO 406	A
S4B5-S	BUS	2.4KV 1200A, SOUTH BUS OF SUB 4 FEEDERS 407 TO 410	A
S4P3-10	BUS	225a 120/208 PANEL FOR CRITICAL 120V SERVICES BACKED UP BY GENERATOR VIA TRANSFER SWITCH CRU CONTROL ROOM	A
S4B5-2	BUS	2400V MCC FOR CRU LARGE MOTORS	A
S4B5-SG4	BUS	2400V SWITCHGEAR NUMBER 4 NEAR NUMBER SUBSTATION 4	A
S4B4-21	BUS	480 MCC 8 EAST RACK IN DELEX/CLAY TREATER UNIT	A

S4B4-AER	BUS	480V BUS WITH NE,NW,SE AND SW AERATOR MOTOR STARTERS	A

S4B4-10	BUS	480V MOTOR STARTER FOR S4B4-11	A
S4B4-12	BUS	600A	A
S4B4-14	BUS	600A	A
S4B4-13	BUS	600A	A
S4B4-17	BUS	800A	A
S4B4-18	BUS	800A	A
S4B4-22	BUS	800A	A
S4B4-2	BUS	800A	A
S4B4-19	BUS	800A	A
S4B4-23	BUS	800A	A
S4B4-25	BUS	800A	A
S4B4-4	BUS	800A	A
S4B4-5	BUS	800A	A
S4B4-9	BUS	800A	A
S4B4-8	BUS	800A	A
S4B4-7	BUS	800A	A
S4B4-6	BUS	800A	A
S4B4-3	BUS	800A	A
S4B4-24	BUS	800A	A

S4B4-11	BUS	800A 480V MCC #10 for instrument air compressor, control room HVAC and critical bus main feed (generator backed up)	A

Attachment 1 to Schedule 2.2.1

S4B4-26	BUS	S4B4-26 BUS 480V/400A FLARE GAS RECOVERY	A
S4F5-409	FEEDER	2.4 KV 400A DEALTEX AND CLAY TREATER UNITS 11-13907-D	A
S4F5-404	FEEDER	2.4 KV 400A FEEDER 404 TO CRU 11-13900-D	A
S4F5-405	FEEDER	2.4 KV 400A FEEDER 405 TO CRU 11-13900,906,17354-D	A
S4F5-410	FEEDER	2.4 KV 400A FOR CRU UNIT 11-13899-D	A
S4F5-406	FEEDER	2.4 KV 400A SPARE	A
S4F5-408	FEEDER	2.4 KV 400A TO SULFOLATE UNIT LARGE MOTORS 350MCM 11-13908-D	A
S4F5-407	FEEDER	2.4 KV 400A YARD LINE NORTH TO WWT AND SUB 2	A
S4F5-402	FEEDER	2.4KV 600A FEEDER 402 TO SRU#2 (OLD)	A
S4F5-403	FEEDER	2.4KV 600A FEEDER 403 TO SULFOLANE UNIT DRAWING 11-13927&8-D, 500MCM	A

S4F5-405A	FEEDER	2400V WALK IN ISLE MCC FOR 3 MOTORS FOR CRU PP27A,25A,25B	A

S4M4-BL201	MOTOR	480V 5HP BL201 MOTOR	I
S4MS4-ME01E	MOTOR STARTER	WWT AERATOR WWT-ME01E MOTOR STARTER 50 HP / 1770 RPM / 326TC FRAME PID DWG WWT-16-14309-07	I
S4MS4-ME01F	MOTOR STARTER	WWT AERATOR WWT-ME01F MOTOR STARTER 50 HP / 1770 RPM / 326TC FRAME PID DWG WWT-16-14309-07	I
S4MS4-ME01G	MOTOR STARTER	WWT AERATOR WWT-ME01G MOTOR STARTER 50 HP / 1770 RPM / 326TC TE FRAME PID DWG WWT-16-14309-07	I
S4MS4-ME01H	MOTOR STARTER	WWT AERATOR WWT-ME01H MOTOR STARTER 50 HP / 1770 RPM / 326TC FRAME PID DWG WWT-16-14309-07	I
S4MS4-BL201	MOTOR STARTER	WWT UV LIGHT AIR BLOWER WWT-BL201 MOTOR PID DWG WWT-16-14309-14	I
34P3-11	PANEL	120-208 PANEL 200A BUS 3 PHASE 4 WIRE	A
S4P3-11	PANEL	120-208 PANEL 200A BUS 3 PHASE 4 WIRE 36CKT	A
S4P3-LP1	PANEL	150A LIGTHING PANEL	A
S4P3-LP2	PANEL	150A LIGTHING PANEL	A
S4T43-11	TRANSFORMER	112.5KVA 480/120-208 TRANSFORMER FOR 120V AT COOLING TOWER #7 AREA	A
S4T43-8	TRANSFORMER	15KVA TRANSFORMER	A
S4T43-3	TRANSFORMER	30 KVA LIGHTING TRANSFORMER	A
S4T43-5	TRANSFORMER	30KVA TRANSFORMER	A
S4T43-7	TRANSFORMER	30KVA TRANSFORMER	A

S4T43-UV2	TRANSFORMER	30KVA TRANSFORMER	A

S4T43-UV1	TRANSFORMER	30KVA TRANSFORMER	A
S4T43-10	TRANSFORMER	45KVA LIGHTING TRANSFORMER FOR CRITICAL LOADS CRU AREA	A
S4T43-1	TRANSFORMER	45KVA LIGTHING TRANSFORMER	A
S4T43-2	TRANSFORMER	75KVA LIGTHING TRANSFORMER	A
S4T43-6	TRANSFORMER	75KVA TRANSFORMER	A

S4T54-92	TRANSFORMER	CRU TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR MCC NO.2 POLE NUMBER 167 PAD MOUNT YES	A

S4T54-93	TRANSFORMER	CRU TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR MCC NO.3 POLE NUMBER 167 PAD MOUNT YES	A
S4T54-94	TRANSFORMER	CRU TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR MCC NO.4	A
S4T54-95	TRANSFORMER	CRU TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR MCC NO.5	A
S4T54-96	TRANSFORMER	CRU TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR MCC NO.6	A
S4T54-97	TRANSFORMER	CRU TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR MCC NO.7	A
S4T54-98	TRANSFORMER	CRU TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR MCC NO.8	A
S4T54-99	TRANSFORMER	CRU TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR MCC NO.9 AND MCC NO. 10	A
S4T54-91	TRANSFORMER	CRU TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR MCC-1 CRU-2 ( CLASSIFIED-PCB’S ) POLE NUMBER 310-A PAD MOUNT YES	A

S4T54-RAF	TRANSFORMER	CRU TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR RAFINATE PUMPS	A

S4T54-127	TRANSFORMER	CRU TRANSFORMER 2400 X 480 WEST OF CRU CONTROLROOM	I

S4T43-9	TRANSFORMER	LIGTHING TRANSFORMER	A

S4T54-152	TRANSFORMER	S4T54-152 TRANSFORMER FLARE GAS RECOVERY 2400V/480V 300KVA	A

S4T54-151	TRANSFORMER	SRU TRANSFORMER HOWARD INDUSTRIES LAUREL MS 39440. 1000 KVA 2400 / 480 WYE (Y) POWER FOR NEW SULFUR RECOVERY UNIT PAD MOUNT YES.	A

S4T75-N	TRANSFORMER	SUB-4 TRANSFORMER, DISTRIBUTION, 13.8 KV SUB-04 NORTH END OF SUB-4 (CLASSIFIED PCB’S) POLE NUMBER S-37/S-38 PAD MOUNT YES.	A

S4T75-S	TRANSFORMER	SUB-4 TRANSFORMER, DISTRIBUTION, 13.8 KV SUB-04 SOUTH END OF SUB-4	A

S4T54-120	TRANSFORMER	WWT TRANSFORMER 2400 X 480 (POWER FOR LOAD CENTER “1-P” CAN NOT SAMPLE OIL NO VALVE	A

S4T54-121	TRANSFORMER	WWT TRANSFORMER 2400 X 480 (POWER FOR LOAD CENTER “2-P”	A

S4T54-137	TRANSFORMER	WWTP POWER TRANSFORMER 2400 X 480 500 KVA POLE NUMBER 109 PAD MOUNT YES.	A

SUBS		45
S5B5-20	BUS	AERIAL TAP OFF OF FEEDER 58 THRU. FUSED CUTOUT ON POLE AND SOLID KNIFE BLADES AND 800A FUSE SERVING J62,J63, J16B AND PA16	A
S5B4-1	BUS	MOTOR STARTER RACK AT NORTH END OF FCCU	A
S5B4-5	BUS	MOTOR STARTER RACK AT NORTH END OF UNIT NEAR COOLING TOWER	A
S5B4-6	BUS	MOTOR STARTER RACK IN FRONT (EAST SIDE) OF UNIT	A
S5B4-4	BUS	MOTOR STARTER RACK IN PUMPHOUSE	A

Attachment 1 to Schedule 2.2.1

S5B5-N	BUS	SUB 5 N BUS 2.4 KV 1200A	A
S5B5-S	BUS	SUB 5 S BUS 2.4 KV 1200A	A
S5B4-7	BUS	SWITCHRACK WEST OF H2S BUILDING SERVING FCC-127 AND 130	A
S5B4-2	BUS	VPS AVJET COOLER MOTOR STARER RACK AT AVJET	A
S5B4-3	BUS	VPS BLACKWATER OVERHEAD COOLER MOTOR STARTER RACK LOCATED IMMEDIATELY BELLOW COOLER	A
S5F5-52	FEEDER	2.4KV 500A 500MCM CU	A
S5F5-51	FEEDER	2.4KV 500A 500MCM CU	A
S5F5-54A	FEEDER	AERIAL TAP OF OF FEEDER 54 THRU. FUSED DISCONNECT SW. AT POLE 154	A
S5FS-51A	FEEDER	DUPLICATE	D
S5F5-51B	FEEDER	DUPLICATE	D
S5F5-58A	FEEDER	DUPLICATE	D
S5F5-57A	FEEDER	DUPLICATE	D
S5F5-51C	FEEDER	DUPLICATE	D
S5F5-51D	FEEDER	DUPLICATE	D

S5T54-SL3	TRANSFORMER	25 KVA LIGHTING TRANSFORMER	A

S5T54-77	TRANSFORMER	AKY TRANSFORMER 2400 X 480 POWER FOR 6 CWT FANS AND RELATED EQUIPMENT EAST LOAD CENTER POLE NUMBER 327 PAD MOUNT YES.	I
S5T54-78	TRANSFORMER	AKY TRANSFORMER 2400 X 480 POWER FOR 6 CWT FANS AND RELATED EQUIPMENT WEST LOAD CENTER POLE NUMBER 327 PAD MOUNT YES.	I
S5T54-139	TRANSFORMER	FCC TRANSFORMER NO. 139 500 KVA 2400 / 480 VOLTS POWER FOR FCCU WET GAS SCRUBBER POLE NUMBER 168 PAD MOUNT YES.	A
S5T54-23	TRANSFORMER	GPL TRANSFORMER N.SIDE OF STOREHOUSE 2400 X 208/120 TYPE HPZ 112.5KVA BETWEEN CARPENTER SHOP AND STOREHOUSE POLE NUMBER 254 PAD MOUNT YES.	A
S5T54-07	TRANSFORMER	GPL TRANSFORMER N.SIDE OF STOREHOUSE 2400 X 480 TYPE HPZ 112.5KVA BETWEEN CARPENTER SHOP AND STOREHOUSE POLE NUMBER 254 PAD MOUNT YES.	A

S5T43-193	TRANSFORMER	LIGHTING TRANSFORMER 30KVA 120/208	A

S5T54-152	TRANSFORMER	MCH TRANSFORMER 2400 X 208/120 LIGHTING FOR THE MACHINE SHOP OFFICES AND LUNCH ROOMS. 112.5KVA (SOME SHOP EQUIPMENT)	A
S5T54-28	TRANSFORMER	MCH TRANSFORMER 2400 X 208/120 THIS IS THE EASTERN MOST OF TWO AT THIS LOCATION POLE NUMBER 180 PAD MOUNT YES.	A
S5T54-18	TRANSFORMER	MET TRANSFORMER 2400 X 208/120 TF-0018 LIGHTING TRANSFORMER FOR PIPE SHOP POLE NUMBER 254 PAD MOUNT YES.	A

S5T54-122	TRANSFORMER	MET TRANSFORMER 2400 X 480 (POWER FOR OLD TUBE AND BUNDLE SHOP)	A

S5T54-17	TRANSFORMER	MET TRANSFORMER, PIPE SHOP TYPE AT 2400 X 240/480 200 KVA POLE NUMBER 254 PAD MOUNT YES.	A

S5T54-128	TRANSFORMER	OVPS TRANSFORMER, VACUUM PIPE STILL, TYPE HPZ 2400/480 500-KVA POLE NUMBER 155 PAD MOUNT YES.	I

S5T54-181	TRANSFORMER	PAD MOUNT FOR NEW ACT UNIT 480 VOLT SWITCHGEAR 2400 X 480 750 KVA POLE NUMBER 168A PAD MOUNT YES.	A

S5T75-N	TRANSFORMER	SUB-5 TRANSFORMER, DISTRIBUTION, 13.8 KV SUB-05 NORTH END OF SUB-5 POLE NUMBER S-37/S-38 PAD MOUNT YES.	A

S5T75-S	TRANSFORMER	SUB-5 TRANSFORMER, DISTRIBUTION, 13.8 KV SUB-05 SOUTH END OF SUB-5	A

S5T54-50	TRANSFORMER	VPS TRANSFORMER 2400 X 4160Y X 240/480 150 KVA BASE OF POLE 225 WEST OF GAS OILPUMP HOUSE POLE NUMBER 225 PAD MOUNT YES.	A

S5T54-90	TRANSFORMER	VPS TRANSFORMER 2400 X 480 POWER TRANSFORMER FOR DEPROP. AREA FCCU AND VPS AVJET COOLERS (CLASSIFIED-PCB) POLE NUMBER 167 PAD MOUNT YES.	I

S5T54-131	TRANSFORMER	VPS TRANSFORMER 2400 X 480 VPS WEST SIDE OF VPS PUMP ROOM TF-0130	A

S5T43-192	TRANSFORMER	VPS TRANSFORMER, VACUUM PIPE STILL, 480 X 120/208 15KVA LIGHTING	A

S5T43-191	TRANSFORMER	VPS TRANSFORMER, VACUUM PIPE STILL, 480 X 120/208 30KVA	A

S5T54-133	TRANSFORMER	VPS TRANSFORMER, VACUUM PIPE STILL, GAS OIL SECTION 2400 X 480 500/560 KVA. PAD MOUNT YES.	A

S5T54-1	TRANSFORMER	VPS TRANSFORMER, VACUUM PIPE STILL, TYPE HPI 2400 / 240X480 / 500 KVA. POLE NUMBER 116 PAD MOUNT YES.	I

S5T53-12	TRANSFORMER	VPS TRANSFORMER, VACUUM PIPE STILL, TYPE HPI 2400 X 208/120 45 KVA POLE NUMBER 116 PAD MOUNT YES.	A

S5T53-13	TRANSFORMER	VPS TRANSFORMER, VACUUM PIPE STILL 2400 X 240/120 25 KVA. POLE NUMBER 116 PAD MOUNT YES.	A

S5T54-173	TRANSFORMER	WEST ROAD BY #6 CWT POLE TOP, POLE #329 WEST ROAD FLOOD LIGHTING.	A

P-2979	PUMP	TFA OIL CIRCULATION PUMP FOR P-2980 PID DWG 15-1026-55	A

P-0430	PUMP	TFA #2 FUEL OIL TRANSFER PUMP TFA-PN011 P-0430 PID DWG TFA-16-14305-07 (OUT OF SERVICE 10/2008)	I

P-1206	PUMP	TFA AVIATION FUEL BLENDING TFA-PN040 P-1206 PID DWG TFA-16-14305-58	I

P-1214	PUMP	TFA AVIATION FUEL BLENDING TFA-PN042 P-1214 PID DWG TFA-16-14305-58	I

P-0432	PUMP	TFA AVIATION GASOLINE TFA-PN081 PID DWG TFA-16-14305-39	I

P-0449	PUMP	TFA AVJET LOADING PUMP TFA-PN097 P-0449 (OUT OF SERVICE)	I

P-0421	PUMP	TFA AVJET TRANSFER PUMP TFA-PN003 P-0421 PID DWG TFA-16-14305-04	A

Attachment 1 to Schedule 2.2.1

P-0350	PUMP	TFA AVJET TRANSFER PUMP TFA-PN049 P-0350 PID DWG TFA-16-14305-26 VOC TAG NO. 15892	A

P-0450	PUMP	TFA AVJET TRANSFER PUMP TFA-PN098 P-0450 PID DWG TFA-16-14305-16 VOC TAG NO. 15031 (THIS PUMP TRAVELS BUT IS IN SERVICE - 08707)	I
P-0437	PUMP	TFA B.S.W. TRANSFER PUMP TFA-PN017 P-0437 PID DWG TFA-16-14305-13	I
P-1268	PUMP	TFA BENZENE LOADING PUMP TFA-PN069 P-1268 PID DWG TFA-16-14305-51	A
P-2978	PUMP	TFA BENZENE TRANSFER PUMP FROM TANK 22 TFA-PN045B PID NO. 15-1803-24	A
P-1292	PUMP	TFA BENZENE TRANSFER PUMP PN106 P-1292 PID DWG TFA-16-14305-48 VOC TAG NO. 06033	A
P-2038	PUMP	TFA BUNKER PUMP TFA-PN124 P-2038 PID DWG TFA-16-14305-49	A
P-1329	PUMP	TFA BUTANE GAS BLENDING INJECTION PUMP TFA-PN012B P-1329	A
P-2980	PUMP	TFA BUTANE TRANSFER PUMP P-2980 TFA-PN012A PID DWG 15-1026-55	A
P-0431	PUMP	TFA BUTANE TRANSFER PUMP TFA-PN012 P-0431 PID DWG TFA-16-14305-55	A
P-2765	PUMP	TFA BUTANE UNLOADING PUMP TFA-PN136 P-2765 PID DWG TFA-16-14305-68	A

P-2766	PUMP	TFA BUTANE VAPOR PUMP TFA-PN137 P-2766 PID DWG TFA-16-14305-68 NO PM REQUIRED AS OF 1-06	A

P-2312	PUMP	TFA CHEMICAL INJECTION PUMP TFA-PN133 P-2312 PID DWG TFA-16-14305-09	A

P-2910	PUMP	TFA COLONIAL PIPELINE BOOSTER PUMP TFA-PN149 P-2910 ***** SEE NOTE ON PAGE 6 *****	A
P-2929	PUMP	TFA COLONIAL PIPELINE FLUSHING PUMP TFA-PN150 P-2929 NEW PROJECT	A
P-2145	PUMP	TFA CRUDE BLENDING PUMP TFA-PN155 AT TANK #10 P-2145	I
P-1234	PUMP	TFA CRUDE BOOSTER PUMP TFA-PN053 P-1234 PID DWG TFA-16-14305-03	A
P-1891	PUMP	TFA CRUDE BOOSTER PUMP TFA-PN118 P-1891 PID DWG TFA-16-14305-14	I

P-1235	PUMP	TFA CRUDE FLUSHING PUMP TFA-PN051 P-1235 PID DWG TFA-16-14305-03 VOC TAG NO. D14306	A

P-1275	PUMP	TFA CRUDE INJECTION PUMP TFA-PN086 P-1275 PID DWG TFA-16-14305-11 VOC TAG NO. 14862	A

P-2157	PUMP	TFA CRUDE INJECTION PUMP TFA-PN093 P-2157 PID DWG TFA-16-14305-01 VOC TAG NO. 14736	A

P-1863	PUMP	TFA CRUDE INJECTION PUMP TFA-PN132 P-1863 PID DWG TFA-16-14305-01 VOC TAG NO. 14729	A
P-1267	PUMP	TFA CUMENE LOADING PUMP TFA-PN068 P-1267 PID DWG TFA-16-14305-48 (REMOVED FROM SERVICE 1/98)(SEE W.O.98-00123-00)	A
P-0218	PUMP	TFA CUMENE LOADING PUMP TFA-PN092 P-0218 PID DWG TFA-16-14305-48	I
P-0423	PUMP	TFA DIESEL OIL TRANSFER PUMP TFA-PN005 P-0423 PID DWG TFA-16-14305-05	A
P-0436	PUMP	TFA DIESEL OIL TRANSFER PUMP TFA-PN016 P-0436 PID DWG TFA-16-14305-54A	I

P-1273	PUMP	TFA DIESEL TO SALES LOADING PUMP TFA-PN079 P-1273 PID DWG TFA-16-14305-18 VOC TAG NO. 15444	A

P-1274	PUMP	TFA DIESEL TO SALES LOADING PUMP TFA-PN080 P-1274 PID DWG TFA-16-14305-18 VOC TAG NO. 15453	A
P-1892	PUMP	TFA FLUSHING PUMP TFA-PN119 P-1892 PID DWG TFA-16-14305-01 VOC TAG NO. 14755	A
P-1693	PUMP	TFA FUEL BLENDING PUMP TFA-PN018 P-1693 PID DWG TFA-16-14305-56	A
P-0439	PUMP	TFA FUEL BLENDING PUMP TFA-PN019 P-0439 PID DWG TFA-16-14305-56	A
P-1744	PUMP	TFA FUEL OIL-TO DOCK LOADING PUMP TFA-PN113 P-1744 PID DWG TFA-16-14305-50	A
P-1745	PUMP	TFA FUEL OIL TO DOCKS TRANSFER PUMP TFA-PN113A P-1745 PID DWG TFA-16-14305-50	A
P-0426	PUMP	TFA FUEL OIL TRANSFER PUMP TFA-PN008 P-0426 PID DWG TFA-16-14305-06	A

P-0427	PUMP	TFA FUEL OIL TRANSFER PUMP TFA-PN008A PUMP P-0427 PID DWG TFA-16-14305-06 VOC TAG NO. 14456	A

P-1233	PUMP	TFA FURNACE OIL BOOSTER PUMP TFA-PN050 P-1233 PID DWG TFA-16-14305-17 VOC TAG NO. 15165	A

P-1251	PUMP	TFA FURNACE OIL BOOSTER PUMP TFA-PN057 P-1251 PID DWG TFA-16-14305-17 VOC TAG NO. 15206	A

P-1296	PUMP	TFA FURNACE OIL PUMP TFA-PN096 P-1296 (OUT OF SERVICE)	I

P-2078	PUMP	TFA FURNACE OIL TRANSFER PUMP (COLONIAL) TFA-PN125 P-2078 PID DWG TFA-16-14305-17	A

P-2079	PUMP	TFA FURNACE OIL TRANSFER PUMP (COLONIAL) TFA-PN126 P-2079 PID DWG TFA-16-14305-17	A
P-0424	PUMP	TFA FURNACE OIL TRANSFER PUMP TFA-PN006 P-0424 PID DWG TFA-16-14305-05	A
P-1278	PUMP	TFA FURNACE OIL TRANSFER PUMP TFA-PN089 P-1278 PID DWG TFA-16-14305-34	A
P-1279	PUMP	TFA FURNACE OIL TRANSFER PUMP TFA-PN090 P-1279 PID DWG TFA-16-14305-34	A

P-1428	PUMP	TFA FURNACE OIL TRANSFER PUMP TFA-PN104 P-1428 PID DWG TFA-16-14305-23 VOC TAG NO. 15299	A

P-1254	PUMP	TFA GASOLINE AND FURNACE OIL (LAUREL) TRANSFER PUMP TFA-PN060 P-1254 PID DWG TFA-16-14305-08	A
P-2948	PUMP	TFA GASOLINE BLEND HEADER SAMPLE RECOVERY PUMP P-2948 TFA-PN153 AT TANK NO. 31 PID DWG NO PM REQUIRED AS OF 1-06	A
P-2887	PUMP	TFA GASOLINE BLENDING PUMP TFA-PN044 VOC TAG NO 15249	A

P-2632	PUMP	TFA GASOLINE BLENDING PUMP TFA-PN105 P-2632 PID DWG TFA-15-1026-55 VOC TAG NO. 16657	A
P-2888	PUMP	TFA GASOLINE BLENDING PUMP TFA-PN142 P-2888 VOC TAG NO. 15860	A
P-2889	PUMP	TFA GASOLINE BLENDING PUMP TFA-PN143 VOC TAG NO. 15523	A
P-2890	PUMP	TFA GASOLINE BLENDING TFA-PN144 PID DWG 15-1803-40	I
P-2891	PUMP	TFA GASOLINE BLENDING TFA-PN145 PID DWG 15-1803-40	A
P-2892	PUMP	TFA GASOLINE BLENDING TFA-PN146 PID DWG 15-1803-40	A
P-2893	PUMP	TFA GASOLINE BLENDING TFA-PN147 PID DWG 15-1803-45 VOC TAG NO. 17009	A
P-1252	PUMP	TFA GASOLINE BOOSTER PUMP TFA-PN148 P-1252 PID DWG TFA VOC TAG NO. 16988	A
P-1867	PUMP	TFA GASOLINE LOADING PUMP TFA-PN114 P-1867 PID DWG TFA-16-14305-46	A
P-0419	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN001 P-0419 PID DWG TFA-16-14305-04	A
P-0420	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN002 P-0420 PID DWG TFA-16-14305-04	A
P-0422	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN004 P-0422 PID DWG TFA-16-14305-04	A

Attachment 1 to Schedule 2.2.1

P-0433	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN013 PUMP P-0433 PID DWG TFA-16-14305-55	I
P-0434	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN014 P-0434 PID DWG TFA-16-14305-54A	I

P-1245	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN054 P-1245 PID DWG TFA-16-14305-35 VOC TAG NO. 06267	A

P-1249	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN055 P-1249 PID DWG TFA-16-14305-13 VOC TAG NO. 15293	A

P-1277	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN087 P-1277 PID DWG TFA-16-14305-31	A

P-1272	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN081 P-1272 PID DWG TFA-16-14305-26 VOC TAG NO. 15881	A
P-2630	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN127 P-2630 PID DWG TFA-16-14305-37	A
P-2631	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN130 P-2631 PID DWG TFA-16-14305-37	A

P-1253	PUMP	TFA GASOLINE(LAUREL)BOOSTER PUMP TFA-PN059 P-1253 PID DWG TFA-16-14305-14 VOC TAG NO. 14968	A

P-2539	PUMP	TFA HARBOR PIPELINE PRODUCTS PUMP TFA-PN007 P-2539 PID DWG TFA-16-14305-07	A

P-2602	PUMP	TFA HEATING OIL TRANSFER PUMP TFA-PN052 P-2602 PID DWG TFA-16-14305-37 VOC TAG NO. 15930	A
P-1264	PUMP	TFA INHIBITOR INJECTION PUMP TFA-PN129 P-1264 PID DWG TFA-16-14305-09	A
P-1265	PUMP	TFA INHIBITOR UNLOADING PUMP TFA-PN066 P-1265 PID DWG TFA-16-14305-58	I

P-1208	PUMP	TFA ISO BUTANE TRANSFER PUMP TFA-PN047 P-1208 PID DWG TFA-16-14305-61 VOC TAG NO. 16414	A

P-1276	PUMP	TFA KEROSENE TRANSFER PUMP TFA-PN078 P-1276 PID DWG TFA-16-14305-31	A
P-1935	PUMP	TFA LPG LOADING PUMP TFA-PN064 P-1935 PID DWG TFA-16-14305-63	A

P-2852	PUMP	TFA LPG LOADING PUMP TFA-PN064 P-2852 (NEW) PID DWG 15-1026-63 (IN STORAGE SPARE - 5/08)	I
P-2223	PUMP	TFA LPG OFF TEST PUMP TFA-PN065 P-2223 PID DWG TFA-16-14305-63	A
P-2036	PUMP	TFA LPG RETURN PUMP TFA-PN070 P-2036 PID DWG TFA-16-14305-60	A

P-3034	PUMP	TFA N-14 CRUDE DEWATERING LINE BOOSTER PUMP TFA-PN157 (NEW INSTALLATION 07/2008)	A

P-1651	PUMP	TFA NAPHTHA TRANSFER PUMP TFA-PN151 P-1651 PID DWG TFA-16-14305-48 VOC TAG NO. 15826	I

P-1429	PUMP	TFA NAPTHA TRANSFER PUMP TFA-PN108 P-1429 PID DWG TFA-15-1803-19 VOC TAG NO. 15320	I

P-3233	PUMP	TFA NO. 1 PUMPHOUSE SEWAGE LIFT PUMP TFA-PN138 P-2817 PID DWG TFA- OPERATIONS PM	A

P-2817	PUMP	TFA NO. 1 PUMPHOUSE SEWAGE LIFT PUMP TFA-PN138 P-2817 PID DWG TFA- OPERATIONS PM	I

P-0781	PUMP	TFA NO.2 PUMP HOUSE PUMP TFA-PN035 PUMP P-0781 PID DWG TFA-16-14305-54A	A
P-2864	PUMP	TFA RAIN WATER DRAW OFF PUMP TFA-PN141 P-2864	A
P-2540	PUMP	TFA RESID TO FCC UNIT FROM TANK 16 PUMP TFA-PN128 P-2540 PID DWG TFA-16-14305-21	A
P-0799	PUMP	TFA S.C. BOOSTER (HARBOR) PUMP TFA-PN043 P-0799 PID DWG TFA-16-14305-38	A
P-2764	PUMP	TFA SALES XERO FUEL PUMP TFA-PN152 P-2764 PID DWG TFA-	A
P-0435	PUMP	TFA SULFOLANE TRANSFER PUMP TFA-PN139 P-0435 PID DWG TFA-15-1803-46	A
P-0453	PUMP	TFA SUMP PUMP TFA-PN033 P-0453 PID DWG TFA-16-14305-54A	A
P-1219	PUMP	TFA TANK TEST PUMP TFA-PN048 P-1219 NOT ON PID - PORTABLE PUMP	A

P-1280	PUMP	TFA TOLUENE TRANSFER PUMP TFA-PN091 P-1280 PID DWG TFA-16-14305-48 VOC TAG NO. 06154	A

P-3021	PUMP	TFA TOLUENE GAS BLENDING PUMP P-3021 TFA-PN156 AT TANK NO.31 PID DWG	A
P-1250	PUMP	TFA TOLUENE TRANSFER PUMP TFA-PN056 P-1250 PID DWG TFA-16-14305-37	A
P-1431	PUMP	TFA TOLUENE TRANSFER PUMP TFA-PN045 P-1431 PID DWG TFA-16-14305-62	I

P-2032	PUMP	TFA TOLUENE TRANSFER PUMP TFA-PN045A P-2032 PID DWG TFA-16-14305-62 OPERATIONS PM	I

P-0428	PUMP	TFA TRANSFER BOOSTER PUMP TFA-PN009, PUMP P-0428 PID DWG TFA-16-14305-23	A
P-2267	PUMP	TFA TRAVELLING MUD PUMP NOT ON PID	A
P-1494	PUMP	TFA TRUCK SCALE SUMP PUMP TFA-PN063 P-1494 NOT ON PID NO PM REQUIRED AS OF 1-06	I
P-1256	PUMP	TFA WASTE OIL PUMP TFA-PN062 P-1256 (OUT OF SERVICE) NOT ON PID	I

P-1426	PUMP	TFA XYLENE TRANSFER PUMP TFA-PN103 P-1426 PID DWG TFA-16-14305-22 VOC TAG NO. 06154	A

	PUMP	TFA XYLENETRANSFER PUMP TFA-PN117 P-1888 PID DWG TFA-16-14305-35 VOC TAG NO. 06291

TANKS Number	Type	Capacity	Diameter
TFA-TK001	Cone Roof	137000	144
TFA-TK002	Cone Roof	139390	144
TFA-TK003	Cone Roof	139390	144
TFA-TK004	Cone Roof	139390	144
TFA-TK016	Cone Roof	139390	144
TFA-TK009	Cone Roof	139390	144
TFA-TK118	Cone Roof	231400	170
TFA-TK119	Cone Roof	231400	170

Attachment 1 to Schedule 2.2.1

TFA-TK010	EFR	185000	168
TFA-TK011	EFR	185000	168
TFA-TK012	EFR	184605	168
TFA-TK013	EFR	185000	168
TFA-TK017	EFR	165085	144
TFA-TK027	EFR	136500	144
TFA-TK101	EFR	186300	168
TFA-TK102	EFR	186300	168
TFA-TK104	EFR	187400	180
TFA-TK105	EFR	548350	280
TFA-TK116	EFR	231400	170
TFA-TK117	IFR	210000	170
TFA-TK014	IFR	138700	144
TFA-TK021	IFR	139400	144
TFA-TK031	IFR	139400	144
TFA-TK046	EFR	116000	144
TFA-TK047	IFR	139400	144
TFA-TK049	IFR	56000	100
TFA-TK052	EFR	109840	140
TFA-TK053	EFR	109840	140
TFA-TK054	EFR	80600	120
TFA-TK018	Cone Roof	139400	144
TFA-TK028	Cone Roof	139400	144
TFA-TK044	Cone Roof	139400	144
TFA-TK401	Cone Roof	217700	180
TFA-TK402	Cone Roof	217700	180
TFA-TK403	Cone Roof	217700	180
TFA-TK404	Cone Roof	217700	180
TFA- TK060	Cone Roof	35840	80
TFA-TK061	Cone Roof	35840	80
TFA-TK019	Cone Roof	139400	144
TFA-TK020	Cone Roof	116160	144
TFA-TK030	Cone Roof	116160	144
TFA-TK026	IFR	139400	144
TFA-TK038	IFR	56000	100
TFA-TK042	IFR	139400	144
TFA-TK043	IFR	139400	144
TFA-TK023	Cone Roof	25400	70
TFA-TK024	Cone Roof	36000	80

Attachment 1 to Schedule 2.2.1

TFA-TK039	Cone Roof	25400	70
TFA-TK041	Cone Roof	56000	100
TFA-TK040	IFR	36000	80
TFA-TK050	IFR	56000	100
TFA-TK025	IFR	56000	100
TFA-TK029	IFR	139400	144
TFA-TK045	IFR	139408	144
TFA-TK055	EFR	181600	180
TFA-TK065	EFR	109800	140
TFA-TK066	IFR	109800	140
TFA-TK068	IFR	181450	180
TFA-TK069	IFR	217700	180
TFA-TK070	EFR	181450	180
TFA-TK067	IFR	109800	140
TFA-TK114	IFR	9170	37
TFA-TK115	IFR	9170	37
TFA-TK112	IFR	13600	45
TFA-TK113	IFR	13600	45
TFA-TK219	IFR	13600	45
TFA-TK006	Cone Roof	56000	100
TFA-TK048	IFR	56000	100
TFA-TK062	Cone Roof	181440	180
TFA-TK063	Cone Roof	181440	180
TFA-TK064	IFR	181500	180
TFA-TK110	EFR	67200	100
TFA-TK111	EFR	67200	100
TFA-TK120	EFR	83280	120
TFA-TK121	EFR	83280	120
TFA-TK022	IFR	55600	100
TFA-TK051	IFR	56000	100
TFA-TK005	Cone Roof	139390	144
TFA-TK032	IFR	1000	20
TFA-TK033	Cone Roof	600	15
TFA-TK034	Cone Roof	180	10
TFA-TK056	Cone Roof	14000	50
TFA-TK103	Cone Roof	7840	40
TFA-TK218	Cone Roof	250	10
TFA-TK340	Cone Roof	472	15

LINES

Attachment 1 to Schedule 2.2.1

LINE #	SERVICE	FROM	TO

N-14	VPS DE- WATERING	ALL CRUE TANKS	CRUDE LINE #02082C (PA-33 SUCTION)

N-325(3)	RAFFINATE	SLF UNIT / N-527	N-163 (2) / N-325 (3)

N-325 (4)	NAPHTHA TRANSFER	TK-28 AREA	N-423

N-01	CRUDE (16” & 24”)	DOCKS	TKS 101,102, 104,10 & 13

N-124(1)	WWTP SLOP	WWTP / PQ-1; wwwtp/tkfarm	NEW OH N-14

N-443	Lght Slop Oil (4” & 6”)	VPS & FCC	12” N442, TK-342 or TK-335

N-01A	CRUDE (16” & 24”)	DOCKS	TKS 101,102,104,10 & 13

N-76	L.F. GAS (6”, 8” 10”, 12”)	TRANS PUMP PN2,3, & 4	DOCKS

N-78	FURN OIL (6”, 8 12”, & 14”)	TRANS PUMP PN5 & 6	DOCKS

N-74	Lead Free Gas (6” 8”, 10”, 12”)	TRANS PUMP PN1	DOCKS

N-73	KEROSENE (10” & 12”)	TRANS PUMP PN3	DOCKS

N-75	TOLUENE (10” & 12”)	N-65	N-75

N-77	DIESEL (6”, 8”, & 10”)	TRANS PUMP PN5 & 6	DOCKS

N-557	RAFFINATE / GASOLINE	20” N403 @ DOCK #2	10” N557A

N-220(2)	NAPHTHA	14” N-413	TK-55, N- 434
N-02	CRUDE	ALL CRUDE CHARGE TANKS	VPS, CRUDE LINE #03000C
N-210	BUTANE	N34	TK-57
N-244	AVIA, ALKY	LDE PUMP PN-4, N-387	TKS 51,54,57,58
N-353	LPG	PUMP PN64	TANK CAR LOADINGRACK
N-390	FURN OIL	COLONIAL P. LINE	10” N343
N-59	F.C. CRKD DIST	TKS 24 & 41	TK 9, PN11, N244,N164,N70,N60,N40
N-89 (1)	GASO. BLEND ( 4” & 6”)	10” N-541	GASOLINE BLEND HDR
N-164	#2 OIL	N325 & N59	TKS 16,17,26,27,42,43,62 & 63
N-343	FURN OIL (16” & 20”)	N70	TKS 401 -404

N-352	LPG LIQ/VAPOR	PUMP PN65	VAPORIZER / RAILRACK

N-409 (2)	CUMENE	N-40 / PK-1A	N-421 / DOCK #2
N-430	FURN OIL	10” N164	TKS 401 -404
N-555	RAFFINATE	TK120	RAFFINATE SHIPPING PUMP
N-556	RAFFINATE	TK 121	RAFFINATE SHIPPING PUMP
N-557A	RAFFINATE	14” N567	16” N62 @ #1 P.H.

N-163 (2)	RAFFINATE	N325 (3)	N325 (3)
N-304	GAS BLEND STOCK	N29,N47,N52,N63.N34,N206 & N213	TKS 65 & 67
N-305	GAS BLEND STOCK	N29,N47,N52.N63,N34,N206 & N213	TK66
N-357A	KEROSENE	N357	SALES
N-306	F.O. RUNDOWN	LINES N53,N57,N60 &N219	TK64 & N343
N-307	F.O. SUCTION	TK64 & N343	N69
N-558	NUMBER NOT USED
0-905	SLOP OIL	TK- 348	N-143 (2)
Dow-0001	SLOP OIL WATER MIX	SCALTECH SKID	PQ-1 SUCTION / TKs- 333, 335, 342
N-204A	AVIA GAS (4” & 6”)	N204	PUMP PN-81 & SALES
N-204B	AVIA GAS	TK51	PN81, SALES
N-30	BUTANES	POLY LINE #0-78 N226	N227 N34 & SPHERES
N-214	BUTANE	SPHERES 35,36, 37,58	ALKY UNIT TKS 216 & 217

N-351	LPG (OFFTEST)	N379 & TKS 90/91	POLY
N-377	LPG VAPOR	SPHERES 35, 36, 37	FCCU

N-83 (2)	BLEND GAS	GAS BLENDER	GASOLINE TANKS
N-88	FURN OIL (4”, 6”, 8”)	N-85	SALES

N-63 (1)	BLEND GAS	TRANS PUMPS. PN-1-4	N- 260

Attachment 1 to Schedule 2.2.1

N-63A	BLEND GAS	N63	PN54 SUCTION
N-87	FURN OIL (4”, 6”, 8”)	N85	SALES
N-354	LPG	PUMP PN64	SALES
N-382	LSD	TKS 48	PUMPS PN89 & PN90
N-382A	LSD	PUMPS PN89 & PN90	N382B & N382C
N-382B	LSD	N382A	SALES
N-382C	LSD	N382A	SALES
N-383	GASOLINE	N83	SALES
N-384	GASOLINE	TKS 14, 21, 31 & 47	PN- 87 & PN- 88
N-386	CRUDE	N1 & N1A, N-14	TKS- 17 & 27
N-414	XYLENE	TK 25 / PN- 103	N220
N-600	FURN OIL (18” & 24”)	F.O. / LSD- TKS-401, 402, 403, 404, 64, 44, 28, 29, 19, 18	DOCKS - 1A , 2 & 3

N-34	BUTANES	PUMPS PN-12 & PN-12A	N30, N304, N305 & SC,FC,AV GAS TKS
N-433	#2 OIL	12” N306	TK 48

N-60	#02 OIL	PN-11	TKS 18,19,23,28,29,44,45 &N300,N306

N-62 (2)	LEAD FREE GAS	TK-54	PN- 127 - 130
N-64	GASOLINE (16” & 20”)	TKS 48, 49, 50, 52 & 53	TRANS. PUMPS 1-4 HPL. LPL. CPL
N-65	TOULENE	PN-56	PN-1 HPS #1 PUMPHOUSE, N-75
N-66	GASOLINE (16” & 20”)	TKS 14,21,31,46,47, 66	TRANS. PUMPS PN2,3,4 & HPL, CPL, LPL
N-67	GASOLINE (16” & 20”)	TKS 14,21,31,46 & 47	TRANS PUMPS PN2,3,4, & HPL, LPL, CPL
N-82 (1)	GASOLINE	N-64	12” CPL XFR LINE (TK-31)
N-85A	FURN OIL	TKS 18,19,28,29,44 & 45	N85
N-89 (2)	GASO. BLEND ( 4” & 6”)	N-349	GASOLINE BLEND HDR
N-90	FURN OIL (4” & 6”)	(TRANS PUMPS PN16 & 287)	CAR LDG. RACK & TK-56
N-167	BUTANES	SPHERE 35 & 36	NO. 2 T.P.H.
N168	VENT (2” & 3”)	SPHERE 35, 36 & 37	LOADING RACK
N-200	TOLUENE	PUMP PN45	SALES
N-201	LEAD FREE GAS	N82 (FROM TK54)	PN52 & N65

N-220 (3)	NAPHTHA	10” N-434	TK-26 AREA
N-341	DISTILLATE	N300 & N301	PN- 104
N-342	DISTILLATE	N59	NO. 1 T.P.H. PUMP PN6
N-348	KEROSENE	N309	NO. 1 T.P.H. & LPL
N-349	KEROSENE	N357	SALES
N-378	LPG	3” N380 & SPHERE 35, 36 & 37	SPHERES 35, 36 & 37 & PUMP PN70
N-379	LPG	PUMP PN70	2” N351
N-380	LPG	N350	N378
N-413	NAPHTHA	DOCK #2	12” N414
N-431	GASOLINE	TKS 68 & 69	8” N- 432
N-432	GASOLINE	GASOLINE BLENDER	TK-69 VIA N- 431
N-526	LOGO RUNDOWN	6” N524	N- 388
N-85	FURN OIL	N69 & N85A	PN-79 & 80

N-361 (2)	XYLENE	N-220	DOCK # 2

N-13	TK 18 ECRA WELL	2” @ TK-18	N-163 TO N-13 @ TK-22
N15A	XYLENE	TKS 305, 308	8” N55A

N-20	RESID OVERHEAD	CRUDE LINE #04054C	TKS 1-5
N-33	BUTANES	SPHERES 35, 36 & 37	PUMPS PN-12 & PN-12A
N-70	FURN OIL (8”, 10”, 16”)	tk- 9,18,19,28,29,44,45,N309,N343	TRANS PUMPS PN5 & 6 & HPL
N-71	FUEL OIL	TKS 1-5 & LINE # N316	TRANS PUMPS PN8 & 8A & N315
N-72	FUEL OIL	TKS 1-5 & LINE # N86	TRANS PUMPS PN7 & 8A
N-101	INHIBITOR	#2 T.P.H.	TKS 14,21,31,46-50,52,53
N-102	INHIBITOR	TKS 14,21,31, 46-50,52,53

N-52 (2)	FC GASOLINE	PN- 145 & 146	GASOLINE BLENDING HDR

N-62 (1)	UNBLEND GAS	PN- 2 & PN- 4	TKS- 20, 30, 29, 45, 66, 61
N-69	FURN OIL (12” & 16”)	TKS, 18,19,28,29,44,45,N85, N307	TRANS PUMPS PN5 & 6 & HPL

N-82 (2)	GASOLINE	TK-31 AREA	#2 PUMPHOUSE
N-83	GASOLINE	PN-187 & 188	SALES
N-91	FUEL OIL	TRANS PUMP PN17	CAR LDG. RACK
N-124 (2)	(REC G.O.) ECRA WELL	TK6 P.H. wwwtp/tkfarm	ECRA, P- 14s”

Attachment 1 to Schedule 2.2.1

N-130	RECOVERED OIL ERCA	PUMP PN-21 ( or 3” N-162 )	TKa-5 & 13 (or N-14 @ #6 PH )
N-134	CRUDE B.S.W.	N-14	TK-6
N-160	ECRA GAS	(DYE POTS & TK 32)	PUMPS PN19 & 20
N-162	(WASTE OIL) ECRA WTR.	PUMP PN35	N130

N-163 (1)	ERCA WATER	N-339	N-13
N-166	AVIATION GAS	TKS 48 - 51 & N64	N82
N-180	B.B. LOADING	NO. 2 T.P.H.	TANK CAR RACK

N-181	NORMAL BUTANE	TANK CAR RACK	NO. 2 T.P.H.
N-203	INHIBITORS	NO. 2 T.P.H.	TAKS 51 & 59

N-204 (2)	AVIA GAS	TK 57.59	N204A
N-212	LEAD FREE GAS	GASOLINE TANKS	INHIBITOR BLEND
N-215	BUTANE	TANK 58	N33
N-216	BUTANE	SPHERES 35,36,37,58	PUMP PN47
N-218	BUTANE	PUMP PN47	N214
N-260	MOTOR/ ALKY	UNBLENDED N-63	ALL GASOLINE TANKS
N-300	AVJET	6” N-325B	TKS 60 & 61
N-344	GASOLINE (16” & 20”)	TKS 53,52,47,31,21 & 14	NO. 1 T.P.H. & LPL
N-345	FURN OIL	TKS 18 & 19	NO. 1 T.P.H & LPL
N-355	LPG VAPOR	TRUCK LOADING RACK	TKS 90/91
N-357	KEROSENE (8” & 14”)	N309	N349 & N357A

N-361 (1)	BENZENE	TK-22	N-420
N-388A	FURN OIL	10” N388	12” N398
N-389	KEROSINE	TK30	KEROSINE / SALES
N-391	FURN OIL	TK64	PUMP PN-56
N-543	FIRE WATER	10” F.W.	HYDRANT
N-544	FIRE WATER	8” F.W.	HYDRANT
N-83A	OOS

N-165	“Number Changed to N325A”
N-356	(OOS)	TK103	TK323
NUMBER NOT
N-559	USED
NUMBER NOT
N-560	USED
NUMBER NOT
N-561	USED
N-131	FUEL OIL CUTTER	N61	N127
N-142 (1)	Ships Ballast (4”, 6”, 10”, 12”).	DOCKS & PN32	TKS 333 &335 & PLANT TRAP
N-308	JET	N53,N57,N60 & N219	TKS 20,30 & 48
N-309	KERO	TKS 46, 30 & 20	N69, N70, N348 & N357
N-311A	GAS SUCTION	TK45	N62

N-312	GASOLINE	TKS 68 & 69	N309, N-344, N-64, N-47, N-63, N-66

N-315 (2)	VGO / RESID	N-222	6” INJECTION LINE TO MSCC
N-316	RESID / VGO	N-71, N- 72, N- 20	TK-9,16, & 19
N-395	AVJET	TK 30	PN-29 LOCATION
N-395A	JET / DIESEL	TK-20	N-389
N-396	AVJET	N393	PUMP PN30

N-416	CLAYTREAT CHG.	6” N412	CLAYTREATER UNIT

N-601	To N-620 Reserved For MVRS
N-302	(OOS)
02	OOS
13	OOS
N-53	F.C. CRKD DIST	TREATING LINE #P-804?	TKS 18,19,23,28,29?,33,34 & 45
N-56 (2)	OFF TEST CUMENE	6” N-222 @ TK-22	N-411 @ TK-26 AREA

N-56 (3)	DIESEL	TK-26 AREA	TKS-18,28, & 44
N-56A	F.C. CRKD DIST	N53 & N59	TK24
N-84	DIESEL	N68	DIESEL P.H.
N-127	FUEL OIL	TRANS PUMPS PN8 & 8A	TKS 201 & 202, N126 & N131
N-155	BSW DR CHEMICALS	PUMPS PN21 & 22	TKS 6 & 7
N-269	RICH LEAD	NO. 2 T.P.H.	TK57
N-270	LEAD CIR.	TK 57,59	NO. 2 T.P.H.

Attachment 1 to Schedule 2.2.1

N-315 (1)	CUTTER STOCK	N61, N86	& N71
N-346	PLANT SLUDGE	N145	DISPOSAL POND
N-347	PLANT SLUDGE	POND @ TK 104	DISPOSAL POND
N-381	FURN OIL	TK 56
N-114	“LINE REMOVED”
N170	“LINE REMOVED”
N-27	“LINE REMOVED”
N-32	OOS
N-310	NOW THE N-63	N29,N47,N52,N63,N206,N213,N360	TK 29
N-311	NOW THE N-62	TK29	N62

TFA	1,593

TFA-UA337A	ALARM LOOP	TFA-UA337A PUMP HOUSE 504 CONTROLLER COMMON TROUBLE ALARM, LOOP INCLUDES: US, UA. DWG. NO. PID-15-3103-74	A

TFA-UA337B	ALARM LOOP	TFA-UA337B PUMP HOUSE 505 CONTROLLER COMMON TROUBLE ALARM, LOOP INCLUDES: US, UA. DWG NO. PID-15-3103-74	A

TFA-UA337C	ALARM LOOP	TFA-UA337C PUMP HOUSE 506 CONTROLLER COMMON TROUBLE ALARM, LOOP INCLUDES: US, UA. DWG. NO. PID-15-3103-74	A

PLY-RVP001	ANALYZER LOOP	POLY RVP ANALYZER MANUFACTURER ABBNG LOCATED IN FIREMANS SHED POLY UNIT EAST END	A

TFA-AIC31	ANALYZER LOOP	TANK 31 BLENDING SAMPLER LOCATED AT TANK 31 BLEND HEADER SHOULD BE ON PID-15-1011-31 NOT AS OF 9/6/02	A

TFA-FTIR31	ANALYZER LOOP	TANK 31 GAS BLENDING ANALYZER LOCATED IN ANALYZER SHED AT TANK 31 SHOULD BE ON PID-15-1803-15 (NOT AS OF 9/6/02)	I

TFA-RVP31	ANALYZER LOOP	TANK 31 RVP ANALYZER ON GAS BLENDING LOCATED IN ANALYZER SHED AT TANK 31 SHOULD BE ON PID 15-1803-15 (NOT AS OF 9/6/02)	A

SUB-003	BATTERY	SUB-003 BATTERIES, EMERGENCY POWER SUPPLY FOR CONTROL CIRCUTS ON BREAKERS AT NO. 3 SUBSTATION. NO BATTERY INSPECTION, STATIC SWITCH	I

BLDG-504	BUILDING	TFA FIREWATER PUMPHOUSE @ TANK #5	I

BLDG-505	BUILDING	TFA FIREWATER PUMPHOUSE @ TANK #5	I

BLDG-506	BUILDING	TFA FIREWATER PUMPHOUSE @ TANK #5	I

BLDG-507	BUILDING	TFA INSTRUMENT HOUSE AT TANK 31	I

BLDG-159	BUILDING	TFA TANK FARM M / S OFFICE TRAILER BLDG-159	A

BLDG-152	BUILDING	TFA TANK FARM No. 1 PUMP HOUSE BUILDING BLDG-152	A

BLDG-158	BUILDING	TFA TANK FARM No. 2 PUMP HOUSE BUILDING BLDG-158	A

S3B4-4	BUS	225A, 480V BUS IN OLD SRU	A
S3B4-5	BUS	400A FEEDER TO 1 DOCK FROM TK 117	A
S3B4-10	BUS	480V STARTER RACK BUS AT TANK FARM TK 001	A
S3B4-1	BUS	480V STARTER RACK BUS AT TANK FARM TK 105	A
S3B4-9	BUS	480V STARTER RACK BUS AT TANK FARM TK 118	A
S3B4-8	BUS	600A BUS FOR STARTERS AT SALES TF-194	A
S3B4-3	BUS	S3B4-3 SWITCH RACK FOR TK 116 & 117	A
S3B4-51	BUS	STARTER BUS AT TANK 51	A
S3B4-49	BUS	STARTER BUS AT TANK49	A

C-2949	COMPRESSOR	TFA GASOLINE BLENDING INSTRUMENT AIR COMPRESSOR C-2949 TFA-PN154 AT TANK NO. 31 PID DWG	I

CR-108	CRANE	TFA TANK FARM No. 1 PUMP HOUSE BUILDING BLDG-152 CRANE CR-108	A

TFA-ELEC	ELECT GENERAL	TFA ELECTRICAL - PROJECT TRACKING	I

TFA-GRND	ELECT GENERAL	TFA GROUNDING GRID TFA-GRND	A

UTP-S-31	ELECT GENERAL	UTP STEEL TOWER, NW CORNER OF STOREHOUSE	A

UTP-352A	ELECT GENERAL	UTP UTILITY POLE EAST OF TANK 64	A

UTP-349	ELECT GENERAL	UTP UTILITY POLE SOUTH OF PROPANE BULLETS MAIN TANK FARM	A

UTP-350	ELECT GENERAL	UTP UTILITY POLE SOUTH OF PROPANE BULLETS MAIN TANK FARM	A

UTP-343	ELECT GENERAL	UTP UTILITY POLE WEST OF TANK 44	A

UTP-090	ELECT GENERAL	UTP UTILITY POLE WOOD GUY POLE TO SUPPORT UTP-090 EAST OF ASPHALT LOADING RACK TANK FARM	A

UTP-165	ELECT GENERAL	UTP UTILITY POLE WOOD NORTH OF PLANNING DEPT BLDG 500.	A

UTP-227	ELECT GENERAL	UTP UTILITY POLE WOOD WEST OF 4 & 5 COOLING WATER TOWER FEEDERS 52, AND 53.	A

UTP-396	ELECT GENERAL	UTP UTILITY POLE WOOD WEST OF TANK NUMBER 117 2400 VOLT POWER TO STARTERS, AND TRANSFORMER.	A

Attachment 1 to Schedule 2.2.1

UTF-225	ELECT GENERAL	UTP UTILITY POLE WOOD WEST OF THE GAS-OIL PUMP HOUSE.	A

UTP-043	ELECT GENERAL	UTP UTILITY POLE WOOD, NORTH OF TANK 17	A

UTP-043C	ELECT GENERAL	UTP UTILITY POLE WOOD, NORTH OF TANK 17	A

UTP-045	ELECT GENERAL	UTP UTILITY POLE WOOD, BETWEEN TANK NO.9 AND TANK NO.10	A

UTP-051	ELECT GENERAL	UTP UTILITY POLE WOOD, BETWEEN TANK NO.19 AND TANK NO.18	A

UTP-054	ELECT GENERAL	UTP UTILITY POLE WOOD, BETWEEN TANK’S NO.11 AND NO.12	A

UTP-059	ELECT GENERAL	UTP UTILITY POLE WOOD, BETWEEN TANK’S NO.20 AND 21	A

UTP-049	ELECT GENERAL	UTP UTILITY POLE WOOD, BETWEEN TANK’S NO.28 AND 29	A

UTP-057	ELECT GENERAL	UTP UTILITY POLE WOOD, BETWEEN TANK’S NO.30 AND 31	A

UTP-042	ELECT GENERAL	UTP UTILITY POLE WOOD, EAST OF TANK NO. 16	A

UTP-041	ELECT GENERAL	UTP UTILITY POLE WOOD, EAST OF TANK NO. 16 AND 26 BETWEEN TANKS.	A

UTP-040	ELECT GENERAL	UTP UTILITY POLE WOOD, EAST OF TANK NO. 26	A

UTP-348	ELECT GENERAL	UTP UTILITY POLE WOOD, EAST OF TANK NO.64 MAIN TANK FARM	A

UTP-001	ELECT GENERAL	UTP UTILITY POLE WOOD, F1RST POLE IN SIDE FENCE EAST OF LINDE TANK FARM	A

UTP-062	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED BETWEEN TANK’S 13 AND 14	A

UTP-030	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED EAST OF TANK NO. 51 ELECTRICAL DRAWING NUMBER 11-1425-Z	A

UTP-028	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED EAST OF TANK NO.47	A

UTP-292	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED NORTH EAST OF TANK NO.53	A

UTP-290	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED NORTH EAST OF TANK NO.65	A

UTP-291	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED NORTH WEST OF TANK NO.65	A

UTP-287	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED NORTH WEST OF TANK NO.66	A

UTP-299	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED NORTH WEST OF TANK NO.67	A

UTP-012	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH BETWEEN TANK NO.26 AND NO.27 (THIS POLE HAS AN AIR SWITCH)	A

UTP-061	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH EAST OF TANK NO.13	A

UTP-005	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH EAST OF TANK NO.22	A

UTP-009	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH EAST OF TANK NO.25	A

UTP-018	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH EAST OF TANK NO.28	A

UTP-021	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH EAST OF TANK NO.29 (INSIDE EAST LEVY)	A

UTP-027	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH EAST OF TANK NO.31	A

UTP-029	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH EAST OF TANK NO.47	A

UTP-038	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH EAST OF TANK NO.48	A

UTP-033	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH EAST OF TANK NO.50	A

UTP-031	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH EAST OF TANK NO.51	A

UTP-015	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH EAST OF YANK NO.27 (NEXT TO LEVY)	A

UTP-014	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH OF TANK NO. 27	A

UTP-036	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH OF TANK NO. 49	A

UTP-006	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH OF TANK NO.23	A

UTP-007	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH OF TANK NO.24	A

UTP-011	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH OF TANK NO.26	A

Attachment 1 to Schedule 2.2.1

UTP-017	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH OF TANK NO.28	A

UTP-020	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH OF TANK NO.29	A

UTP-023	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH OF TANK NO.30	A

UTP-026	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH OF TANK NO.31	A

UTP-034	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH OF TANK NO.50	A

UTP-032	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH OF TANK NO.51	A

UTP-371	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST O OF TANK NO.48	A

UTP-004	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST OF TANK NO.22	A

UTP-008	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST OF TANK NO.25	A

UTP-010	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST OF TANK NO.26	A

UTP-013	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST OF TANK NO.27	A

UTP-016	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST OF TANK NO.28	A

UTP-019	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST OF TANK NO.29	A

UTP-022	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST OF TANK NO.30	A

UTP-037	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST OF TANK NO.49	A

UTP-035	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST OF TANK NO.50 (INSIDE LEVY)	A

UTP-292A	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST OF TANK NO.52	A

UTP-288	ELECT GENERAL	UTP UTILITY POLE WOOD, LOCATED SOUTH WEST OF TANK NO.66	A

UTP-050	ELECT GENERAL	UTP UTILITY POLE WOOD, NORTH EAST OF TANK NO. 28	A

UTP-055	ELECT GENERAL	UTP UTILITY POLE WOOD, NORTH EAST OF TANK NO.11	A

UTP-052	ELECT GENERAL	UTP UTILITY POLE WOOD, NORTH EAST OF TANK NO.18	A

UTP-060	ELECT GENERAL	UTP UTILITY POLE WOOD, NORTH EAST OF TANK NO.20 POLE NO.060 ALSO HAS AN AIR SWITCH	A

UTP-046	ELECT GENERAL	UTP UTILITY POLE WOOD, NORTH WEST OF TANK NO.10	A

UTP-002	ELECT GENERAL	UTP UTILITY POLE WOOD, SECOND POLE INSIDE FENCE EAST OF LINDE TANK FARM	A

UTP-053	ELECT GENERAL	UTP UTILITY POLE WOOD, SOUTH EAST OF TANK NO.11	A

UTP-058	ELECT GENERAL	UTP UTILITY POLE WOOD, SOUTH EAST OF TANK NO.20	A

UTP-056	ELECT GENERAL	UTP UTILITY POLE WOOD, SOUTH EAST OF TANK NO.3	A

UTP-024	ELECT GENERAL	UTP UTILITY POLE WOOD, SOUTH EAST OF TANK NO.30 INSIDE LEVY	A

UTP-044	ELECT GENERAL	UTP UTILITY POLE WOOD, SOUTH WEST OF TANK NO.10 BETWEEN TANK 9 AND 10	A

UTP-047	ELECT GENERAL	UTP UTILITY POLE WOOD, SOUTH WEST OF TANK NO.2	A

UTP-025	ELECT GENERAL	UTP UTILITY POLE WOOD, SOUTH WEST OF TANK NO.31	A

UTP-347	ELECT GENERAL	UTP UTILITY POLE WOOD, SOUTHEAST OF TANK NO 63 MAIN TANK FARM	A

UTP-003	ELECT GENERAL	UTP UTILITY POLE WOOD, THIRD POLE INSIDE FENCE EAST OF LINDE TANK FARM	A

UTP-063	ELECT GENERAL	UTP WOOD UTILITY POLE LOCATED NORTHEAST OF TANK NUMBER 13.	A

UTP-065	ELECT GENERAL	UTP WOOD UTILITY POLE LOCATED NORTHEAST OF TANK NUMBER 5.	A

UTP-064	ELECT GENERAL	UTP WOOD UTILITY POLE LOCATED SOUTHEAST OF TANK NUMBER 5.	A

UTP-066	ELECT GENERAL	UTP WOOD UTILITY POLE LOCATED SOUTHWEST OF TANK NUMBER 21.	A

UTP-099	ELECT GENERAL	UTP WOOD UTILITY POLE, OUTSIDE WEST GATE	A

UTP-092	ELECT GENERAL	UTP-UTILITY POLE WOOD AT TRANSFORMER NUMBER 25 SOUTHWEST OF DOCK NUMBER TWO DOCKS	A

Attachment 1 to Schedule 2.2.1

ENG-2254	ENGINE	TFA #11 FIRE WATER PUMP TFA-FWP11 (194HP / 2600RPM)	A

ENG-2209	ENGINE	TFA #12 FIRE WATER PUMP ENGINE (NORTH)	A

ENG-2210	ENGINE	TFA #13 FIRE WATER PUMP TFA-FWP13 ENGINE AT TANK 5 (MIDDLE)	A

ENG-2211	ENGINE	TFA #14 FIRE WATER PUMP TFA-FWP14 ENGINE AT TANK 5 (SOUTH)	A

S3F4-CWF	FEEDER	480 V FEED FROM TRANSFORMER TO #1CWT FAN STARTER	A

S3F4-3	FEEDER	480V FEEDER TO TK 116/117 SWITCH RACK	A
S3F4-504	FEEDER	BUILDING #504 FEED	A
S3F4-505	FEEDER	BUILDING #505 FEED	A
S3F4-506	FEEDER	BUILDING #506 FEED	A
S3F4-1TFPH	FEEDER	FEEDER TO #1 TRANSFER PUMP HOUSE	A
S3F4-5	FEEDER	REMOVE	D
S3F4-2	FEEDER	REMOVE	D
S3F5-38	FEEDER	SUB 3 2.4KV FEEDER TO 900HP COLONIAL PUMP	A
S3F3-213	FEEDER	TFA FEEDER 120V/30A, FEEDS PROPANE BULLETS FIRE PROTECTION PANEL	A

H-TFA212	FIRE HYDRANT	H-212 HYDRANT, TANK FARM, SOUTH EAST OF TK 121	A

H-TFA390	FIRE HYDRANT	H-390 HYDRANT, SOUTH TANK FARM, NORTH OF ROUTE 130	A

H-TFA391	FIRE HYDRANT	H-391 HYDRANT, SOUTH TANK FARM, MILTON AVE.	A

H-TFA392	FIRE HYDRANT	H-392 HYDRANT, SOUTH TANK FARM, NORTH WEST OF TK 404	A

H-TFA393	FIRE HYDRANT	H-393 HYDRANT, SOUTH TANK FARM, SOUTH EAST OF TK 404	A

H-TFA394	FIRE HYDRANT	H-394 HYDRANT, SOUTH TANK FARM, SOUTH EAST OF TK 403	A

H-TFA395	FIRE HYDRANT	H-395 HYDRANT, SOUTH TANK FARM, NORTH WEST OF TK 402	A

H-TFA397	FIRE HYDRANT	H-397 HYDRANT, TANK FARM, SOUTH EAST OF 1 PUMP HOUSE	A

H-TFA398	FIRE HYDRANT	H-398 HYDRANT, TANK FARM, SOUTH WEST OF TK 102	A

H-TFA399	FIRE HYDRANT	H-399 HYDRANT, TANK FARM, SOUTH WEST OF TK 105	A

H-TFA400	FIRE HYDRANT	H-400 HYDRANT, TANK FARM, SOUTH EAST OF TK 105	A

H-TFA401	FIRE HYDRANT	H-401 HYDRANT, TANK FARM, EAST OF TK 105	A

H-TFA403	FIRE HYDRANT	H-403 HYDRANT, TANK FARM, TK 116	A

H-TFA405	FIRE HYDRANT	H-405 HYDRANT, TANK FARM, SOUTH EAST OF TK 118	A

H-TFA407	FIRE HYDRANT	H-407 HYDRANT, TANK FARM, SOUTH EAST OF TK 116	A

H-TFA409	FIRE HYDRANT	H-409 HYDRANT, TANK FARM, NORTH OF TK 102	A

H-TFA410	FIRE HYDRANT	H-410 HYDRANT, TANK FARM, NORTH OF TK 104	A

H-TFA411	FIRE HYDRANT	H-411 HYDRANT, TANK FARM, NORTH OF TK 105	A

H-TFA421	FIRE HYDRANT	H-421 HYDRANT, TANK FARM, SPHERE 36 SOUTH WEST	A

H-TFA434	FIRE HYDRANT	H-434 HYDRANT, TANK FARM, TK 66	A

H-TFA435	FIRE HYDRANT	H-435 HYDRANT, TANK FARM, TK 52 EAST	A

H-TFA436	FIRE HYDRANT	H-436 HYDRANT, TANK FARM, TK 52 WEST	A

H-TFA437	FIRE HYDRANT	H-437 HYDRANT, TANK FARM, TK 63	A

H-TFA438	FIRE HYDRANT	H-438 HYDRANT, TANK FARM, TK 45	A

H-TFA439	FIRE HYDRANT	H-439 HYDRANT, TANK FARM, TK 13	A

H-TFA440	FIRE HYDRANT	H-440 HYDRANT, TANK FARM, TK 11	A

H-TFA441	FIRE HYDRANT	H-441 HYDRANT, TANK FARM, TK 10	A

H-TFA442	FIRE HYDRANT	H-442 HYDRANT, TANK FARM, TK 17	A

H-TFA443	FIRE HYDRANT	H-443 HYDRANT, TANK FARM, TK 62	A

Attachment 1 to Schedule 2.2.1

H-TFA447	FIRE HYDRANT	H-447 HYDRANT, TANK FARM, TK 70 WEST	A

H-TFA448	FIRE HYDRANT	H-448 HYDRANT, TANK FARM, TK 15 NORTH	A

H-TFA449	FIRE HYDRANT	H-449 HYDRANT, TANK FARM, TK 16	A

H-TFA450	FIRE HYDRANT	H-450 HYDRANT, TANK FARM, TK 104	A

H-TFA451	FIRE HYDRANT	H-451 HYDRANT, TANK FARM, TK 102	A

FH-003	FIRE HYDRANT	MAIN PLANT ROAD FIRE HYDRANT	D
FH-081	FIRE HYDRANT	SOUTH TANK FARM FIRE HYDRANT	D
FH-083	FIRE HYDRANT	SOUTH TANK FARM FIRE HYDRANT	D
FH-084	FIRE HYDRANT	SOUTH TANK FARM FIRE HYDRANT	D
FH-082	FIRE HYDRANT	SOUTH TANK FARM FIRE HYDRANT	D
FH-046	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-087	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-097	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-096	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-095	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-094	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-092	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-091	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-090	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-089	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-088	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-048	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-047	FIRE HYDRANT	TANK FARM FIRE HYDRANT	D
FH-098	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-106	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-164	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-165	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-168	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-170	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-179	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-178	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-177	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-176	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-l75	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-174	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-173	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-172	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-171	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-240	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-181	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-180	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-169	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-167	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-044	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-051	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-050	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-049	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-045	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-052	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-062	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-060	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-059	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-058	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-057	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-056	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-055	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-054	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-053	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-099	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-079	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-078	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-076	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-067	FIRE HYDRANT	TFA FIRE HYDRANT	D
FH-063	FIRE HYDRANT	TFA FIRE HYDRANT	D
HM-TFA396	FIRE MONITOR	H/M-396 HYDRANT MONITOR, TANK FARM, NORTH WEST OF 1 PUMP HOUSE	A
HM-TFA402	FIRE MONITOR	H/M-402 HYDRANT MONITOR, TANK FARM, EAST OF TK 340 SLOP TANK	A
HM-TFA404	FIRE MONITOR	H/M-404 HYDRANT MONITOR, TANK FARM, TK 119	A
HM-TFA406	FIRE MONITOR	H/M-406 HYDRANT MONITOR, TANK FARM, SOUTH EAST OF TK 117	A
HM-TFA408	FIRE MONITOR	H/M-408 HYDRANT MONITOR, TANK FARM, SOUTH OF HAZ-MAT PAD	A

Attachment 1 to Schedule 2.2.1

HM-TFA412	FIRE MONITOR	H/M-412 HYDRANT MONITOR, TANK FARM, NORTH OF #2 PUMP HOUSE	A
HM-TFA413	FIRE MONITOR	H/M-413 HYDRANT MONITOR, TANK FARM, SOUTH OF #2 PUMP HOUSE	A
HM-TFA433	FIRE MONITOR	H/M-433 HYDRANT MONITOR, TANK FARM, EAST OF TK 68	A
HM-TFA444	FIRE MONITOR	H/M-444 HYDRANT MONITOR, TANK FARM, TK 60	A
HM-TFA445	FIRE MONITOR	H/M-445 HYDRANT MONITOR, TANK FARM, TK 70 EAST	A
HM-TFA446	FIRE MONITOR	H/M-446 HYDRANT MONITOR, TANK FARM, TK 39	A
HM-TFA069	FIRE MONITOR	H/M-69 HYDRANT MONITOR, TANK FARM, NORTH WEST OF TK 69	A

SA-TFA414	FIRE MONITOR	S/A-414 STAND ALONE MONITOR, TANK FARM, SPHERE 35 EAST	A

SA-TFA415	FIRE MONITOR	S/A-415 STAND ALONE MONITOR, TANK FARM, SPHERE 35 NORTH	A

SA-TFA416	FIRE MONITOR	S/A-416 STAND ALONE MONITOR, TANK FARM, SPHERE 35 WEST	A

SA-TFA417	FIRE MONITOR	S/A-417 STAND ALONE MONITOR, TANK FARM, SPHERE 35 SOUTH	A

SA-TFA418	FIRE MONITOR	S/A-418 STAND ALONE MONITOR, TANK FARM, SPHERE 36 NORTH	A

SA-TFA419	FIRE MONITOR	S/A-419 STAND ALONE MONITOR, TANK FARM, SPHERE 36 EAST	A

SA-TFA420	FIRE MONITOR	S/A-420 STAND ALONE MONITOR, TANK FARM, SPHERE 36 WEST	A

SA-TFA422	FIRE MONITOR	S/A-422 STAND ALONE MONITOR, TANK FARM, SPHERE 36 SOUTH	A

SA-TFA423	FIRE MONITOR	S/A-423 STAND ALONE MONITOR, TANK FARM, SPHERE 37 NORTH	A

SA-TFA424	FIRE MONITOR	S/A-424 STAND ALONE MONITOR, TANK FARM, SPHERE 37 EAST	A

SA-TFA425	FIRE MONITOR	S/A-425 STAND ALONE MONITOR, TANK FARM, SPHERE 37 SOUTH	A

SA-TFA426	FIRE MONITOR	S/A-426 STAND ALONE MONITOR, TANK FARM, SPHERE 37 WEST	A

SA-TFA427	FIRE MONITOR	S/A-427 STAND ALONE MONITOR, TANK FARM, BULLET 90 WEST	A

SA-TFA428	FIRE MONITOR	S/A-428 STAND ALONE MONITOR, TANK FARM, BULLET 92 WEST	A

SA-TFA429	FIRE MONITOR	S/A-429 STAND ALONE MONITOR, TANK FARM, BULLET 93 WEST	A

SA-TFA430	FIRE MONITOR	S/A-430 STAND ALONE MONITOR, TANK FARM, BULLET 93 EAST	A

SA-TFA431	FIRE MONITOR	S/A-43I STAND ALONE MONITOR, TANK FARM, BULLET 91 EAST	A

SA-TFA432	FIRE MONITOR	S/A-432 STAND ALONE MONITOR, TANK FARM, BULLET 90 EAST	A

P-1968	FIRE PUMPS	DOC P-106 #9 FIRE WATER BOOSTER PUMP. DOCK NO. 1A. PID DWG 30-1011-13 *****FWP*****	A

P-3224	FIRE PUMPS	GODWIN TANK #56 1700OPM FIRE PUMP	A
P-3221	FIRE PUMPS	TFA #12 FIRE WATER PUMP AT TANK #5 (NORTH)	A
P-3222	FIRE PUMPS	TFA #13 FIRE WATER PUMP TFA-FWP13 AT TANK 5 (MIDDLE)	A
P-3223	FIRE PUMPS	TFA #14 FIRE WATER PUMP TFA-FWP14 AT TANK 5 (SOUTH)	A
P-1255	FIRE PUMPS	TFA #8 FIRE WATER BOOSTER PUMP TFA-PN061 P-l255 PID DWG TFA-16-14305-42	A
TFA-FTMAS	FLOW LOOP	BLEN HEADER MASTER FLOW TRANSMITTER	A
TFA-FTPH2	FLOW LOOP	PUMP HOUSE 2 BUTANE FLOW TRANSMITTER	A

TFA-FT029	FLOW LOOP	TANK 29 FLOW TRANSMITTER	A

TFA-FT001	FLOW LOOP	TANK 31 RVP ANALYZER BYPASS FLOW BROOKS METER SHOULD BE ADDED TO PID-15-1803-15	A

TFA-FT040	FLOW LOOP	TANK 40 FLOW TRANSMITTER	A

TFA-FT045	FLOW LOOP	TANK 45 FLOW TRANSMITTER	A

TFA-FT065	FLOW LOOP	TANK 65 FLOW TRANSMITTER	A

TFA-FT066	FLOW LOOP	TANK 66 FLOW TRANSMITTER	A

TFA-FT068	FLOW LOOP	TANK 68 FLOW TRANSMITTER	A

TFA-FT070	FLOW LOOP	TANK 70 FLOW TRANSMITTER	A

TFA-FT149	FLOW LOOP	TFA FLOW TRANSMITTER, (COLONIAL PIPELINE NOT ON PID) FT, FI (AREA EAST OF NO. 1 PUMPHOUSE, IN FIELD)	A

Attachment 1 to Schedule 2.2.1

TFA-F0324	FLOW LOOP	TFA-F0324 CUMENE RAILCAR LOADING, LOOP INCLUDES: FE, FC, FQ. DWG. NO. PID-15-5316-48.01	A

TFA-FC329	FLOW LOOP	TFA-FC329 CRUDE INJECTION PUMP PN-86 DISCHARGE FLOW CONTROL, LOOP INCLUDES: FE, FT, FI, FCV. DWG. NO. PID-15-1803-11	A
TFA-FC330	FLOW LOOP	TFA-FC330 CRUDE INJECTION PUMP PN-155 DISCHARGE FLOW CONTROL, LOOP INCLUDES: FE, FT, FI, FCV. DWG. NO. PID-15-1803-11	A
TFA-FC686	FLOW LOOP	TFA-FC686 NAPHTHA DISCHARGE FLOW FROM LSG RERUN TANK PUMPS P-006-01 A&B, LOOP INCLUDES: FE, FT, FI, FC, FV. DWG. NO. PID-l5-1803-27	A
TFA-F311	FLOW LOOP	TFA-FI311 TANK 51 ETHANOL PUMP PN 158/159 DISCHARGE FLOW TO SALES TERMINAL LOOP INCLUDES: FE-311, FT-311, FI-311	A

TFA-FI327	FLOW LOOP	TFA-FI327 JET FUEL CLAY TREATER 1167 FLOW, LOOP INCLUDES: FE, FI. DWG. NO. PID-15-1803-16	A

TFA-FI328	FLOW LOOP	TFA-FI328 JET FUEL CLAY TREATER 1168 FLOW, LOOP INCLUDES: FE, FI. DWG. NO. PID-15-1803-16	A

TFA-FI331	FLOW LOOP	TFA-FI331 CRUDE INJECTION PUMPS PN-93 & 132 DISCHARGE FROM TK 105 FLOW, LOOP INCLUDES: FE, FT, FI. DWG. NO. PID-15-1803-01	A

TFA-H2S1	GAS DETECTOR	TFA H2S (MSA) MONITOR NO.l PUMPHOUSE (I-SENSOR) ***EHS***	I

TFA-LEL1	GAS DETECTOR	TFA LEL (MSA) MONITOR NO.1 PUMPHOUSE (I-SENSOR)	I

TFA-AI341	GAS DETECTOR	TFA-AI341 PROPANE TANK 90 HC GAS DETECTOR, LOOP INCLUDES: AE(A&B), AI(A&B), AAH(A&B), AAHH(A&B), HS(MAINT BYPASS), HA341(COMMON BYPASS ALARM), AAH346(COMMON 20%LEL), AAHH346(COMMON 40%LEL S/D). DWG. NO. PID-15-1002-64	A
TFA-AI342	GAS DETECTOR	TFA-AI342 PROPANE TANK 91 HC GAS DETECTOR, LOOP INCLUDES: AE(A&B), AI(A&B), AAH(A&B), AAHH(A&B), HS(MAINT BYPASS), HA34l(COMMON BYPASS ALARM), AAH346(COMMON 20%LEL), AAHH346(COMMON 40%LEL S/D). DWG. NO. PID-15-1002-64	A
TFA-AI343	GAS DETECTOR	TFA-AI343 PROPANE TANK 92 HC GAS DETECTOR, LOOP INCLUDES: AE(A&B), AI(A&B), AAH(A&B), AAHH(A&B), HS(MAINT BYPASS), HA341(COMMON BYPASS ALARM), AAH346(COMMON 20%LEL), AAHH346(COMMON 40%LEL S/D). DWG. NO. PID-15-1002-65	A
TFA-AI344	GAS DETECTOR	TFA-AI344 PROPANE TANK 93 HC GAS DETECTOR, LOOP INCLUDES: AE(A&B), AI(A&B), AAH(A&B), AAHH(A&B), HS(MAINT BYPASS), HA341(COMMON BYPASS ALARM), AAH346(COMMON 20%LEL), AAHH346(COMMON 40%LEL S/D). DWG. NO. PID-15-1002-65	A
TFA-AI345	GAS DETECTOR	TFA-AI345 LPG PUMPS PN64 & 65 HC GAS DETECTOR, LOOP INCLUDES: AE(A&B), AI(A&B), AAH(A&B), AAHH(A&B), HS(MAINT BYPASS), HA341(COMMON BYPASS ALARM), AAH346(COMMON 20%LEL), AAHH346(COMMON 40%LEL S/D). DWG. NO. PID-15-1002-63	A
EG-31	GATE	G-31, MANUAL DOUBLE SWING GATE.	A
EG-31A	GATE	G-31A, MANUAL SINGLE SWING GATE.	A
GB-2160	GEAR BOX	TFA FUEL OIL TANK TFA-TK001 MIXER MX-0500 GEARBOX GB-2160 PID DWG TFA-16-14305-10 (OUT OF SERVICE 11/2008)	I

TFA-GIP10E	GROUNDING	TFA-GIP10E BUTANE RAIL CAR LOADING GROUND INDICATION PANEL,	A

TFA-GIP1E	GROUNDING	TFA-GIP1E BUTANE RAIL CAR LOADING GROUND INDICATION PANEL,	A

TFA-GIP1W	GROUNDING	TFA-GIP1W BUTANE RAIL CAR LOADING GROUND INDICATION PANEL,	A

TFA-GIP3E	GROUNDING	TFA-GIP3E BUTANE RAIL CAR LOADING GROUND INDICATION PANEL,	A

TFA-GIP3W	GROUNDING	TFA-GIP3W BUTANE RAIL CAR LOADING GROUND INDICATION PANEL,	A

TFA-GIP5W	GROUNDING	TFA-GIP5W BUTANE RAIL CAR LOADING GROUND INDICATION PANEL,	A

TFA-GIP6E	GROUNDING	TFA-GIP6E BUTANE RAIL CAR LOADING GROUND INDICATION PANEL,	A

TFA-GIP8E	GROUNDING	TFA-GIP8E BUTANE RAIL CAR LOADING GROUND INDICATION PANEL,	A

TFA-GRNDS	GROUNDS	TFA MISCELLANEOUS GROUNDS WORK	A

TFA-HL357	HAND LOOP	TFA-HL357 PROPANE TANKS 90, 91, 92, & 93 GLOBAL MAINTENANCE OR SHUTDOWN BYPASS ALARM INDICATION, LOOP INCLUDES: HA. DWG. NO. PID-15-1002-65.	A
TFA-HL358	HAND LOOP	TFA-HL358 PROPANE TANKS 90, 91, 92, & 93 ACTIVE SHUTDOWN DEVICE ALARM INDICATION, LOOP INCLUDES: HA. DWG. NO. PID-15-1002-65.	A

TFA-HS347	HAND LOOP	TFA-HS347 PROPANE TANK 90 ISOLATION VALVES S/D & BYPASS, LOOP INCLUDES: UV(A,B,&C), UCS, HS(BYPASS), HS353(ESD), HA353(COMMON ALARM), HA356(COMMON BYPASS). DWG. NO. PID-15-1002-64	A

TFA-HS348	HAND LOOP	TFA-HS348 PROPANE TANK 91 ISOLATION VALVES S/D & BYPASS, LOOP INCLUDES: UV(A,B,&C), UCS, HS(BYPASS), HS353(ESD), HA353(COMMON ALARM), HA356(COMMON BYPASS). DWG. NO. PID-15-1002-64	A

TFA-HS349	HAND LOOP	TFA-HS349 PROPANE TANK 92 ISOLATION VALVES S/D & BYPASS, LOOP INCLUDES: UV(A,B,&C), UCS, HS(BYPASS), HS353(ESD), HA353(COMMON ALARM), HA356(COMMON BYPASS). DWG. NO. PID-15-1002-65	A

TFA-HS350	HAND LOOP	TFA-HS350 PROPANE TANK 93 ISOLATION VALVES S/D & BYPASS, LOOP INCLUDES: UV(A,B,&C), UCS, HS(BYPASS), HS353(ESD), HA353(COMMON ALARM), HA356(COMMON BYPASS). DWG. NO. PID-15-1002-65	A

TFA-HS351	HAND LOOP	TFA-HS351 PROPANE TANKS LINEAR HEAT DETECTION FIRE PANEL MAINTENANCE BYPASS, LOOP INCLUDES: XS, HS, XA(TROUBLE). DWG. NO. PID-15-1002-65	A
TFA-HS352	HAND LOOP	TFA-HS352 LPG PUMPS PN64 & 65 MAINTENANCE BYPASS, LOOP INCLUDES: HS(BYPASS), HS353(ESD), HA353(COMMON ALARM), HA356(COMMON BYPASS). DWG. NO. PID-15-1002-63	A
TFA-HS353	HAND LOOP	TFA-HS353 PROPANE TANKS 90, 91, 92, & 93 ESD, LOOP INCLUDES: HS, HS(A LOCAL), HA, HA(A LOCAL), UCV347, UCV348, UCV349, UCV350. DWG. NO. PID-15-1002-63, 64, & 65.	A

Attachment 1 to Schedule 2.2.1

TFA-HT009	HEAT TRACE	TFA #1 PUMPHOUSE DISCHARGE FROM PN29	A

TFA-HT010	HEAT TRACE	TFA #1 PUMPHOUSE SAFETY SHOWER #51	A

TFA-HT008	HEAT TRACE	TFA #2 PUMPHOUSE SS - CKT 19	A

TFA-HT022	HEAT TRACE	TFA DIGITRACE HEAT TRACE PANEL FOR BENZENE WASTE NESHAPS (BWON)	A

TFA-HT001	HEAT TRACE	TFA EAST SIDE N309 VALVE -TANK 30 WKM MOV	A

TFA-HT002	HEAT TRACE	TFA ECRA WELL TANK 51	A

TFA-HT011	HEAT TRACE	TFA H2O LINE FROM SS - CKT 27 IN CR	A

TFA-HT021	HEAT TRACE	TFA H20 LINE TO CUMENE RACK	A

TFA-HT012	HEAT TRACE	TFA LINE FROM H2O HEATER (INCOMPLETE)	A

TFA-HT014	HEAT TRACE	TFA LINE SOUTH OF TANK 14	A

TFA-HT005	HEAT TRACE	TFA RACK @ TANK 115 BENZENE RACK	A

TFA-HT020	HEAT TRACE	TFA SAFETY SHOWER @ CUMENE RACK	A

TFA-HT006	HEAT TRACE	TFA SOUTHEAST OF EAST FLARE	A

TFA-HT003	HEAT TRACE	TFA SPHERE 37/36/35/58	A

TFA-HT004	HEAT TRACE	TFA TANK 112/113 FROM CRU SUCTION OF PUMPS	A

TFA-HT015	HEAT TRACE	TFA TANK 22	A

TFA-HT016	HEAT TRACE	TFA TANK 26 ECRA WELL	A

TFA-HT017	HEAT TRACE	TFA TANK 56 EAST LINE	A

TFA-HT019	HEAT TRACE	TFA TANK 56 INSTRUMENT TAP	A

TFA-HT018	HEAT TRACE	TFA TANK 56 NORTH LINE	A

TFA-HT007	HEAT TRACE	TFA TANK 69 SOUTH SIDE - PN141 SUMP PUMP - RACK @ TANK 68	A

TFA-HT013	HEAT TRACE	TFA WELL AT TANK 47	A

TFA-HT023	HEAT TRACE	TFA-HT023 HEAT TRACE FOR TFA-PN157 CRUDE DEWATERING BOOSTER PUMP ON N14 LINE	A

TFA-HT024	HEAT TRACE	TFA-HT024 HEAT TRACE FOR TFA-PN157 CRUDE DEWATERING BOOSTER PUMP ON N14 LINE	A

TFA-DCS	INSTRUMENT GEN	HONEYWELL DCS SYSTEM	A

TFA INSTRU	INSTRUMENT GEN	TFA INSTRUMENTATION COST ROLL UP	A

TFA-LOOP	INSTRUMENT GEN	TFA UNTITLED MISCELLANEOUS PROCESS INSTRUMENTAION (-DO NOT USE FOR ROUTING WORK ORDERS. TAKE THE TIME TO FIND THE LOOP DESIGNATION YOU ARE TARGETING FOR SERVICE-)	A

TFA-LT040	LEVEL LOOP	TANK 40 LEVEL TRANSMITTER	A

TFA-L051	LEVEL LOOP	TANK 51, LS-051 (LEVEL SWITCH), LAH-051 (LEVEL ALARM HIGH), LAHH-015 (LEVEL ALARM HIGH HIGH)	A

TFA-LT058	LEVEL LOOP	TANK 58 SPHERE LEVEL TRANSMITTER WITH DIGITAL READOUT AT GRADE.	A

TFA-LIC319	LEVEL LOOP	TF-LIC3I9 FIRE WATER TANK #5 LEVEL CONTROL, LOOP INCLUDES: LT, LIC, LV. DWG, NO. PID-15-3103-74	A

TFA-L1005	LEVEL LOOP	TFA-LI005 FIRE WATER TANK #5 LEVEL INDICATION, LOOP INCLUDES: LT, LI, LAH, LAHH, LAL. DWG. NO. PID-15-3103-74	A

TFA-L1022	LEVEL LOOP	TFA-LI022 BENZENE TANK 22 LEVEL, LOOP INCLUDES: LT, LI. DWG. NO. PID-15-1803-24	A

TFA-L306	LEVEL LOOP	TFA-LT-306 TANK 51 LEVEL TRANSMITTER WITH DIGITAL READOUT AT GRADE LOOP INCLUDES TFA- LI306, TFA-LT306, TFA-TW306, TFA-TI306.	A

TFA-LT300	LEVEL LOOP	TFA-LT-300 TANK SPHERE LEVEL TRANSMITTER WITH DIGITAL READOUT AT GRADE LOOP INCLUDES TFA- LI300, TFA-LT300	A

TFA-LT301	LEVEL LOOP	TFA-LT301 TANK SPHERE LEVEL TRANSMITTER WITH DIGITAL READOUT AT GRADE, TFA-TK090. 24VDC, 2 WIRW, 4-20MA W/HART, COAX. PROBE, 3” 300# FLANGE, 140” SST PROBE LOOP IONCLUDES TFA-LI301, TFAA LT301	A

TFA-LT302	LEVEL LOOP	TFA-LT302 TANK SPHERE LEVEL TRANSMITTER WITH DIGITAL READOUT AT GRADE, TFA-TK091.24VDC, 2WIRW , 4-20MA W/HART, COAX. PROBE, 3” 300# FLANGE, 140” SST PROBE LOOP 1ONCLUDES TFA-LI302, TFAA LT302	A

Attachment 1 to Schedule 2.2.1

TFA-LT303	LEVEL LOOP	TFA-LT303 TANK SPHERE LEVEL TRANSMITTER WITH DIGITAL READOUT AT GRADE, TFA-TK092. 24VDC, 2 WIRE, 4-20MA W/HART, COAX. PROBE, 3” 300# FLANGE, 140” SST PROBE LOOP IONCLUDES TFA-LI303, TFA-A LT303	A

TFA-LT304	LEVEL LOOP	TFA-LT304 TANK SPHERE LEVEL TRANSMITTER WITH DIGITAL READOUT AT GRADE, TFA-TK093. 24VDC, 2 WIRE, 4-20MA W/HART, COAX. PROBE, 3” 300# FLANGE, 140” SST PROBE LOOP INCLUDES TFA-LI304, TFA-A LT304	A

CH-161	LIFTING DEVICE	TFA NO. 2 PUMPHOUSE BLDG-158 CHAIN HOIST CH-161 MANUAL	A

TRL-227	LIFTING DEVICE	TFA NO. 2 PUMPHOUSE BLDG-158 MONORAIL SYSTEM TROLLEY TRL-227	A

CH-160	LIFTING DEVICE	TFA NO. 2 PUMPHOUSE CHAIN HOIST CH-160 MANUAL	A

JIB-113	LIFTING DEVICE	TFA TANK FARM No. 1 PUMP HOUSE BUILDING BLDG-152 JIB JIB-113	A

JIB-121	LIFTING DEVICE	TFA TANK FARM No. 1 PUMP HOUSE BUILDING BLDG-152 JIB JIB-121	A

JIB-130	LIFTING DEVICE	TFA TANK FARM No. 1 PUMP HOUSE BUILDING BLDG-152 JIB JIB-130	A

TRL-225	LIFTING DEVICE	TFA TANK FARM No. 1 PUMP HOUSE BUILDING BLDG-152 TROLLEY TRL-225	A

TRL-387	LIFTING DEVICE	TFA TANK FARM No. 1 PUMP HOUSE BUILDING BLDG-152 TROLLEY TRL-387	A

TRL-520	LIFTING DEVICE	TFA TANK FARM No. 1 PUMP HOUSE BUILDING BLDG-152 TROLLEY TRL-520	A

TRL-226	LIFTING DEVICE	TFA TANK FARM No. 2 PUMP HOUSE BUILDING BLDG-158 MONORAIL SYSTEM TROLLEY TRL-226	A

MX-2531	MIXER	TFA ASPHALT TANK TFA-TK117 MIXER MX-2531 PID DWG TFA-16-14305-49	I

MX-2532	MIXER	TFA ASPHALT TFA-TK117 MIXER MX-2532 PID DWG TFA-16-14305-49	I

MX-1232	MIXER	TFA AV JET TFA-TK061 TANK MIXER MX-1232 PID DWG TFA-16-14305-26	A

MX-0515	MIXER	TFA AVGAS TANK TFA-TK051 MIXER MX-0515 PID DWG TFA-16-14305-37	A

MX-0516	MIXER	TFA AVGAS TANK TFA-TK051 MIXER MX-0516 PID DWG TFA-16-14305-37	A

MX-0797	MIXER	TFA AVIATION GASOLINE TFA-TK059 TANK MIXER MX-0797 PID DWG TFA-16-14305-39	D

MX-1218	MIXER	TFA AVIATION GASOLINE TFA-TK059 TANK MIXER MX-1218 PID DWG TFA-16-14305-39	D

MX-1231	MIXER	TFA AVJET TANK TFA-TK060 TANK MIXER MX-1231 PID DWG TFA-16-14305-26	A

MX-1283	MIXER	TFA BOILER HOUSE FUEL TANK TFA-TK202 MIXER MX -1283 PID DWG POH-16-14287-43	I

MX-1723	MIXER	TFA CRUDE OIL TANK TFA-TK116 TANK MIXER MX-1723 PID DWG TFA-16-14305-49	A

MX-0458	MIXER	TFA CRUDE TANK TFA-TK011 TANK MIXER MX-0458 PID DWG TFA-16-14305-12	A

MX-0464	MIXER	TFA CRUDE TANK TFA-TK011 TANK MIXER MX-0464 PID DWG TFA-16-14305-12	A

MX-0465	MIXER	TFA CRUDE TANK TFA-TK011 TANK MIXER MX-0465 PID DWG TFA-16-14305-12	A

MX-0461	MIXER	TFA CRUDE TANK TFA-TK012 TANK MIXER MX-0461 PID DWG TFA-16-14305-12	I

MX-0470	MIXER	TFA CRUDE TANK TFA-TK012 TANK MIXER MX-0470 PID DWG TFA-16-14305-12	I

MX-0502	MIXER	TFA CRUDE TANK TFA-TK012 TANK MIXER MX-0502 PID DWG TFA-16-14305-12	A

MX-0790	MIXER	TFA CRUDE TANK TFA-TK012 TANK MIXER MX-0790 PID DWG TFA-16-14305-12	I

MX-0100	MIXER	TFA CRUDE TANK TFA-TK013 TANK MIXER MX-0100 PID DWG TFA-16-14305-14	I

MX-0791	MIXER	TFA CRUDE TANK TFA-TK013 TANK MIXER MX-0791 PID DWG TFA-16-14305-14	I

MX-0792	MIXER	TFA CRUDE TANK TFA-TK013 TANK MIXER MX-0792 PID DWG TFA-16-14305-14	I

MX-0793	MIXER	TFA CRUDE TANK TFA-TK013 TANK MIXER MX-0793 PID DWG TFA-16-14305-14	I

MX-0410	MIXER	TFA CRUDE TANK TFA-TK017 MIXER MX-0410 PID DWG TFA-16-14305-21 144 FT DIAMETER 48 FT HEIGHT/139,200BBLS	I

MX-0411	MIXER	TFA CRUDE TANK TFA-TK017 MIXER MX-0411 PID DWG TFA-16-14305-21 144 FT DIAMETER 48 FT HEIGHT/139,200BBLS	I

MX-0523	MIXER	TFA CRUDE TANK TFA-TK101 MIXER MX-0523 PID DWG TFA-16-14305-02	A

MX-0524	MIXER	TFA CRUDE TANK TFA-TK101 MIXER MX-0524 PID DWG TFA-16-14305-02	A

MX-0525	MIXER	TFA CRUDE TANK TFA-TK101 MIXER MX-0525 PID DWG TFA-16-14305-02	A

MX-0526	MIXER	TFA CRUDE TANK TFA-TK101 MIXER MX-0526 PID DWG TFA-16-14305-02	A

MX-0528	MIXER	TFA CRUDE TANK TFA-TK102 TANK MIXER MX-0528 PID DWG TFA-16-14305-02	I

MX-0529	MIXER	TFA CRUDE TANK TFA-TK102 TANK MIXER MX-0529 PID DWG TFA-16-14305-02	A

MX-0530	MIXER	TFA CRUDE TANK TFA-TK102 TANK MIXER MX-0530 PID DWG TFA-16-14305-02	I

MX-2159	MIXER	TFA CRUDE TANK TFA-TK102 TANK MIXER MX-2159 PID DWG TFA-16-14305-02	A

MX-1221	MIXER	TFA CRUDE TANK TFA-TK104 TANK MIXER MX-1221 PID DWG TFA-16-14305-01	I

MX-1223	MIXER	TFA CRUDE TANK TFA-TK104 TANK MIXER MX-1223 PID DWG TFA-16-14305-01	A

MX-1227	MIXER	TFA CRUDE TANK TFA-TK104 TANK MIXER MX-1227 PID DWG TFA-16-14305-01	I

MX-1229	MIXER	TFA CRUDE TANK TFA-TK104 TANK MIXER MX-1229 PID DWG TFA-16-14305-01	I

MX-1989	MIXER	TFA CRUDE TANK TFA-TK105 MIXER MX-1989 PID DWG TFA-16-14305-01	I

MX-1990	MIXER	TFA CRUDE TANK TFA-TK105 MIXER MX-1990 PID DWG TFA-16-14305-01	I

MX-1991	MIXER	TFA CRUDE TANK TFA-TK105 MIXER MX-1991 PID DWG TFA-16-14305-01	I

MX-3219	MIXER	TFA CRUDE TANK TFA-TK117 MIXER PID DWG TFA-16-14305-49	A

MX-3220	MIXER	TFA CRUDE TANK TFA-TK117 MIXER PID DWG TFA-16-14305-49	A

MX-0519	MIXER	TFA CRUDE TFA-TK010 TANK MIXER MX-0519 PID DWG TFA-16-14305-11	I

MX-0520	MIXER	TFA CRUDE TFA-TK010 TANK MIXER MX-0520 (NO MOTOR) PID DWG TFA-16-14305-11	I

MX-0521	MIXER	TFA CRUDE TFA-TK010 TANK MIXER MX-0521 (NO MOTOR) PID DWG TFA-16-14305-11	I

MX-0522	MIXER	TFA CRUDE TFA-TK010 TANK MIXER MX-0522 PID DWG TFA-16-14305-11	I

MX-0518	MIXER	TFA DIESEL TANK TFA-TK023 MIXER MX-0518 PID DWG TFA-16-14305-25	I

MX-0517	MIXER	TFA DIESEL TANK TFA-TK039 MIXER MX-0517 PID DWG TFA-16-14305-25	I

MX-0466	MIXER	TFA FCC CHARGE TANK TFA-TK009 MIXER MX-0466 PID DWG TFA-16-14305-10 (NO MOTOR)	I

MX-0479	MIXER	TFA FCC CHARGE TANK TFA-TK009 MIXER MX-0479 PID DWG TFA-16-14305-10 (NO MOTORS) (MIXER REMOVED FROM SERVICE 1/1/2007)	I

MX-0476	MIXER	TFA FCC CHARGE TANK TFA-TK016 MIXER MX-0476 PID DWG TFA-16-14305-21	A

MX-0477	MIXER	TFA FCC CHARGE TANK TFA-TK016 MIXER MX-0477 PID DWG TFA-16-14305-21	A

Attachment 1 to Schedule 2.2.1

MX-1224	MIXER	TFA FCC CHARGE TANK TFA-TK062 TANK MIXER MX-1224 PID DWG TFA-16-14305-42	I
MX-1236	MIXER	TFA FCC CHARGE TANK TFA-TK062 TANK MIXER MX-1236 PID DWG TFA-16-14305-42	I
MX-1239	MIXER	TFA FCC CHARGE TANK TFA-TK063 TANK MIXER MX-1239 PID DWG TFA-16-14305-42	I
MX-1240	MIXER	TFA FCC CHARGE TANK TFA-TK063 TANK MIXER MX-1240 PID DWG TFA-16-14305-42	I
MX-1241	MIXER	TFA FCC CHARGE TANK TFA-TK063 TANK MIXER MX-1241 PID DWG TFA-16-14305-42	I

MX-0472	MIXER	TFA FUEL OIL STORAGE TFA-TK005 MIXER MX-0472 PID DWG TFA-16-14305-13 (OUT OF SERVICE)	I

MX-3218	MIXER	TFA FUEL OIL TANK TFA-TK001 MIXER (SOUTHWEST) MX-3218 PID DWG TFA-16-14305-10	A
MX-0471	MIXER	TFA FUEL OIL TANK TFA-TK001 MIXER MX-0471 PID DWG TFA-16-14305-10	I
MX-0500	MIXER	TFA FUEL OIL TANK TFA-TK001 MIXER MX-0500 PID DWG TFA-16-14305-10	I
MX-3217	MIXER	TFA FUEL OIL TANK TFA-TK001 MIXER SOUTH MX-3217 PID DWG TFA-16-14305-10	A
MX-0457	MIXER	TFA FUEL OIL TANK TFA-TK002 MIXER MX-0457 PID DWG TFA-16-14305-11	A
MX-0467	MIXER	TFA FUEL OIL TANK TFA-TK002 MIXER MX-0467 PID DWG TFA-16-14305-11	A
MX-0482	MIXER	TFA FUEL OIL TANK TFA-TK002 MIXER MX-0482 PID DWG TFA-16-14305-11	A
MX-0460	MIXER	TFA FUEL OIL TANK TFA-TK003 TANK MIXER MX-0460 PID DWG TFA-16-14305-12	I
MX-0463	MIXER	TFA FUEL OIL TANK TFA-TK003 TANK MIXER MX-0463 PID DWG TFA-16-14305-12	I
MX-0490	MIXER	TFA FUEL OIL TANK TFA-TK003 TANK MIXER MX-0490 PID DWG TFA-16-14305-12	I
MX-3194	MIXER	TFA FUEL OIL TANK TFA-TK118 MIXER	A
MX-3195	MIXER	TFA FUEL OIL TANK TFA-TK118 MIXER	A
MX-1724	MIXER	TFA FUEL OIL TANK TFA-TK118 MIXER MX-1724 PID DWG TFA-16-14305-50	I
MX-1725	MIXER	TFA FUEL OIL TANK TFA-TK118 MIXER MX-1725	I
MX-2529	MIXER	TFA FUEL OIL TANK TFA-TK119 MIXER MX-2529 PID DWG TFA-16-14305-50	A
MX-2530	MIXER	TFA FUEL OIL TANK TFA-TK119 MIXER MX-2530 PID DWG TFA-16-14305-50	A
MX-0478	MIXER	TFA FURNACE OIL TANK TFA-TK018 TANK MIXER MX-0478 PID DWG TFA-16-14305-17	A
MX-0503	MIXER	TFA FURNACE OIL TANK TFA-TK018 TANK MIXER MX-0503 PID DWG TFA-16-14305-17	A
MX-3190	MIXER	TFA FURNACE OIL TANK TFA-TK028 MIXER PID DWG TFA-16-14305-18	A
MX-0456	MIXER	TFA FURNACE OIL TANK TFA-TK044 TANK MIXER MX-0456 PID DWG TFA-16-14305-29	A
MX-0484	MIXER	TFA FURNACE OIL TANK TFA-TK044 TANK MIXER MX-0484 PID DWG TFA-16-14305-29	A
MX-2894	MIXER	TFA FURNACE OIL TANK TFA-TK401 MIXER	A
MX-2895	MIXER	TFA FURNACE OIL TANK TFA-TK401 MIXER	A
MX-2896	MIXER	TFA FURNACE OIL TANK TFA-TK401 MIXER	A
MX-3157	MIXER	TFA FURNACE OIL TANK TFA-TK403 MIXER MX-0473 PID DWG TFA-16-14305-43	A

MX-0473	MIXER	TFA FURNACE OIL TANK TFA-TK403 MIXER MX-0473 PID DWG TFA-16-14305-43 (OUT OF SERVICE)	I

MX-3156	MIXER	TFA FURNACE OIL TANK TFA-TK403 MIXER MX-0473 PID DWG TFA-16-14305-43 TFA-TK403 MIXER	A

MX-0475	MIXER	TFA FURNACE OIL TANK TFA-TK403 MIXER MX-0475 PID DWG TFA-16-14305-43 (OUT OF SERVICE)	I

MX-0501	MIXER	TFA FURNACE OIL TANK TFA-TK403 MIXER MX-0501 PID DWG TFA-16-14305-43	I
MX-0510	MIXER	TFA GASOLINE TANK TFA-TK049 MIXER MX-0131 PID DWG TFA-16-14305-34	A
MX-0509	MIXER	TFA GASOLINE TANK TFA-TK049 MIXER MX-0509 PID DWG TFA-16-14305-34	A
MX-0450	MIXER	TFA GASOLINE TANK TFA-TK021 TANK MIXER MX-0450 PID DWG TFA-16-14305-15	I
MX-0480	MIXER	TFA GASOLINE TANK TFA-TK021 TANK MIXER MX-0480 PID DWG TFA-16-14305-15	I
MX-0409	MIXER	TFA GASOLINE TANK TFA-TK031 TANK MIXER MX-0409 PID DWG TFA- 16-14305-15	A
MX-0481	MIXER	TFA GASOLINE TANK TFA-TK031 TANK MIXER MX-0481 PID DWG TFA-16-14305-15	A
MX-0485	MIXER	TFA GASOLINE TANK TFA-TK045 TANK MIXER MX-0485 PID DWG TFA-16-14305-29	D
MX-0492	MIXER	TFA GASOLINE TANK TFA-TK045 TANK MIXER MX-0492 PID DWG TFA-16-14305-29	D
MX-0798	MIXER	TFA GASOLINE TANK TFA-TK046 TANK MIXER MX-0798 PID DWG TFA-16-14305-33	A
MX-1225	MIXER	TFA GASOLINE TANK TFA-TK046 TANK MIXER MX-1225 PID DWG TFA-16-14305-33	A
MX-0483	MIXER	TFA GASOLINE TANK TFA-TK047 TANK MIXER MX-0483 PID DWG TFA-16-14305-32	A
MX -0491	MIXER	TFA GASOLINE TANK TFA-TK047 TANK MIXER MX-0491 PID DWG TFA-16-14305-32	A
MX-1200	MIXER	TFA GASOLINE TANK TFA-TK052 TANK MIXER MX-1200 PID DWG TFA-16-14305-41	A
MX-1243	MIXER	TFA GASOLINE TANK TFA-TK052 TANK MIXER MX-1243 PID DWG TFA-16-14305-41	A
MX-1201	MIXER	TFA GASOLINE TANK TFA-TK053 TANK MIXER MX-1201 PID DWG TFA-16-14305-41	A
MX-1212	MIXER	TFA GASOLINE TANK TFA-TK053 TANK MIXER MX-1212 PID DWG TFA-16-14305-41	A

MX-1209	MIXER	TFA GASOLINE TANK TFA-TK054 MIXER MX-1209 PID DWG TFA-16-14305-40 SINGLE LINE #1l-13918-D	A

MX-1211	MIXER	TFA GASOLINE TANK TFA-TK054 MIXER MX-1211 PID DWG TFA-16-14305-40	A
MX-1238	MIXER	TFA GASOLINE TANK TFA-TK068 TANK MIXER MX-1238 PID DWG	A
MX-1242	MIXER	TFA GASOLINE TANK TFA-TK068 TANK MIXER MX-1242 PID DWG TFA-16-14305-45	I
MX-1228	MIXER	TFA GASOLINE TANK TFA-TK068TANK MIXER MX-1228 PID DWG	A
MX-0474	MIXER	TFA GASOLINE TFA-TK014 TANK MIXER MX-0474 PID DWG TFA-16-14305-14	I
MX-0486	MIXER	TFA GASOLINE TFA-TK014 TANK MIXER MX-0486 PID DWG TFA-16-14305-14	I
MX-0462	MIXER	TFA KEROSENE STORAGE TFA-TK019 NORTHWEST MIXER MX-0462 PID DWG	A
MX-0468	MIXER	TFA KEROSENE TANK TFA-TK019 SOUTHEAST MIXER	A

MX-0511	MIXER	TFA LOW SULFUR DIESEL TANK TFA-TK048 TANK MIXER MX-0511 PID DWG TFA-16-14305-30	I

MX-0512	MIXER	TFA LOW SULFUR DIESEL TANK TFA-TK048 TANK MIXER MX-0512 PID DWG TFA-16-14305-30	I

MX-1220	MIXER	TFA LOW SULFUR TANK TFA-TK064 MIXER MX-1220 PID DWG TFA-16-14305-42	I
MX-1226	MIXER	TFA LOW SULFUR TANK TFA-TK064 MIXER MX-1226 PID DWG TFA-16-14305-42	I
MX-1237	MIXER	TFA LOW SULFUR TANK TFA-TK064 MIXER MX-1237 PID DWG TFA-16-14305-42	I
MX-0459	MIXER	TFA NO. 6 FUEL OIL TANK TFA-TK004 MIXER MX-0459 PID DWG TFA-16-14305-12	I
MX-0489	MIXER	TFA NO 6 FUEL OIL TANK TFA-TK004 MIXER MX-0489 PID DWG TFA-16-14305-12	I
MX-0493	MIXER	TFA NO 6 FUEL OIL TANK TFA-TK004 MIXER MX-0493 PID DWG TFA-16-14305-12	I
MX-1217	MIXER	TFA-TK103 SLUDGE TANK MIXER MX-1217 (NO MOTOR) PID DWG TFA-16-14305-53A	I
MX-3158	MIXER	TFA-TK404 LSD STORAGE MIXER	A
MX-3159	MIXER	TFA-TK404 LSD STORAGE MIXER	A

Attachment 1 to Schedule 2.2.1

S3M5-2PCWI	MOTOR	#2 PUMP MOTOR FOR #1 C.W T	I
S3M5-3PCWI	MOTOR	#3 PUMP MOTOR FOR #1 C.W.T	I
S3M4-PN116A	MOTOR	DUPLICATE	D
S3M4-PN161	MOTOR	FIRE WATER PMP	I
M-2125	MOTOR	M-2125 MOTOR FOR DOCK 1A FIRE WATER PUMP	A
M-2165	MOTOR	M-2165 RERUN TANK PUMP MOTOR LSG OSBL P-006-01A	I
M-2166	MOTOR	M-2166 RERUN PUMP MOTOR LSG OSBL P-006-01B	A

S3M4-PN15	MOTOR	MOTOR FOR starter for pump PN15	I

S3M4-P101	MOTOR	NO DESC	I

S3M4-P1B	MOTOR	NO DESC	I

S3M4-P1A	MOTOR	NO DESC	I

M-2014	MOTOR	TFA OIL CIRCULATION PUMP FOR P-2980 MOTOR M-2014 HP/ RPM/ FRAME PID DWG 15-1026-55	A

M-0052	MOTOR	TFA #2 FUEL OIL TRANSFER PUMP TFA-PN011 MOTOR M-0052 PID DWG TFA-16-14305-07 25HP / 3550RPM/ FRAME (OUT OF SERVICE 10/2008)	I
M-1607	MOTOR	TFA ASPHALT TANK TFA-TK117 MIXER MX-2531 MOTOR M-1607 PID DWG TFA-16-14305-49 50HP/ 1770RPM/ 326T FRAME	I
M-1612	MOTOR	TFA ASPHALT TANK TFA-TK117 MIXER MX-2532 MOTOR M-1612 PID DWG TFA-16-14305-49 50HP / 1770RPM/ 326T FRAME	I
M-0596	MOTOR	TFA AV JET TRANSFER PUMP TFA-PN078 MOTOR M-0596 PID DWG TFA-16-14305-26 60HP / 3560RPM / WPV405P FRAME SINGLE LINE NO.11-13916-D	A
M-1621	MOTOR	TFA AVGAS TANK TFA-TK051 MIXER MX-0515 MOTOR M-1621 PID DWG TFA-16-14305-37 15HP/ 1750RPM/ 254TC FRAME	A
M-0130	MOTOR	TFA AVGAS TANK TFA-TK051 MIXER MX-0516 MOTOR M-0130 PID DWG TFA-16-14305-37 –HP/—RPM/ — FRAME	A
M-0385	MOTOR	TFA AVIATION FUEL BLENDING TFA-PN040 MOTOR M-0385 PID DWG TFA-16-14305-58	A
M-0426	MOTOR	TFA AVIATION FUEL BLENDING TFA-PN042 MOTOR M-0426 PID DWG TFA-16-14305-58	A
M-0054	MOTOR	TFA AVIATION GASOLINE TFA-PN081 PID DWG TFA-16-14305-39 20HP / 3500RPM / 326 FRAME SINGLE LINE NO 11-13916-D	I
M-1632	MOTOR	TFA AVIATION GASOLINE TFA-TK059 TANK MIXER MX-0797 MOTOR M-1632 PID DWG TFA-16-14305-39 –HP /—RPM/ — FRAME	A

M-0431	MOTOR	TFA AVIATION GASOLINE TFA-TK059 TANK MIXER MX-1218 MOTOR M-0431 PID DWG TFA-16-14305-39	A
M-0464	MOTOR	TFA AVJET TANK TFA-TK060 TANK MIXER MX-1231 MOTOR M-0464 PID DWG TFA-16-14305-26 25HP/ 1755RPM / 365 FRAME	A
M-0465	MOTOR	TFA AVJET TFA-TK061 TANK MIXER MX-1232 MOTOR M-0465 PID DWG TFA-16-14305-26 25HP / 1765RPM / — FRAME	A

M-0046	MOTOR	TFA AVJET TRANSFER PUMP TFA-PN003 MOTOR M-0046 PID DWG TFA-16-14305-04 200HP / 1760RPM / FRAME	A

M-0466	MOTOR	TFA AVJET TRANSFER PUMP TFA-PN049 MOTOR M-0466 PID DWG TFA-16-14305-26 40HP / 3555RPM / 40SS FRAME	A
M-1651	MOTOR	TFA AVJET TRANSFER PUMP TFA-PN098 MOTOR M-1651 PID DWG TFA-16-14305-16 15HP / 3515RPM / 254LP FRAME	I
M-0059	MOTOR	TFA B.S.W. TRANSFER PUMP TFA-PN017 MOTOR M-0059 PID DWG TFA-16-14305-13 40HP/ 1765RPM/444Y FRAME SINGLE LINE NO. 11-13916-D	I
M-0582	MOTOR	TFA BENZENE LOADING PUMP TFA-PN069 MOTOR M-0582 PID DWG TFA-16-14305-51 10HP/ —RPM / — FRAME	A
M-2013	MOTOR	TFA BENZENE TRANSFER PUMP FROM TANK 22 TFA-PN045B 20HP / 3600 RPM / 256HP FRAME PID NO. 15-1803-24	A
M-0653	MOTOR	TFA BENZENE TRANSFER PUMP TFA-PN106 MOTOR M-0653 PID DWG TFA-16-14305-48 HP 25 / RPM 3600 / FRAME 324 UPH	A

M-1265	MOTOR	TFA BUNKER PUMP TFA-PN124 MOTOR M-1265 PID DWG TFA-16-14305-49 600HP / 1780RPM/ 5008Z FRAME	A

M-2047	MOTOR	TFA BUTANE GAS BLENDING INJECTION PUMP MOTOR TFA-PN012B PID DWG 15-1026- 10HP / 3520RPM/ L215LPZ10 FRAME	A

M-2015	MOTOR	TFA BUTANE TRANSFER PUMP MOTOR M-2015 TFA-PN012A HP/ RPM/ FRAME PID DWG 15-1026-55	A

M-0053	MOTOR	TFA BUTANE TRANSFER PUMP TFA-PN012 MOTOR M-0053 PID DWG TFA-16-14305-55 20HP / 3500RPM / 326 FRAME	A
M-1822	MOTOR	TFA BUTANE UNLOADING PUMP TFA-PN136 MOTOR M-1822 PID DWG TFA-16-14305-68 2HP / 1725RPM / 182T FRAME	A

M-1823	MOTOR	TFA BUTANE VAPOR PUMP TFA-PN137 MOTOR M-1823 PID DWG TFA-16-14306-68 2HP/ 1725 RPM/ 182T FRAME	A

M-1439	MOTOR	TFA CHEMICAL INJECTION PUMP TFA-PN133 MOTOR M-1439 PID DWG TFA-16-14305-09 5HP/1730RPM/ FRAME 184TDZ	A

M-0573	MOTOR	TFA CHEMICAL INJECTION PUMP TFA-PN134 MOTOR M-0573 PID DWG TFA-16-14305-09 3/4HP / RPM / FRAME	A

M-1939	MOTOR	TFA COLONIAL PIPELINE BOOSTER PUMP TFA-PN149 MOTOR M-1939 HP 900 / 3580 RPM/ 5810S FRAME NEW PROJECT 1999	A
M-1960	MOTOR	TFA COLONIAL PIPELINE FLUSHING PUMP TFA-PN150 M-1960 75 HP / 3550 RPM / 365TS-TE FRAME NEW PROJECT	A

Attachment 1 to Schedule 2.2.1

M-2012	MOTOR	TFA CRUDE BLENDING PUMP TFA-PN155 AT TANK NO. 10 50HP / 3600RPM / 365VP FRAME PID DWG	I

M-0790	MOTOR	TFA CRUDE BOOSTER PUMP TFA-PN053 MOTOR M-0790 PID DWG TFA-16-14305-03 150HP / 1180RPM / — FRAME	A
M-1064	MOTOR	TFA CRUDE BOOSTER PUMP TFA-PN118 MOTOR M-1064 PID DWG TFA-16-14305-14 7.5HP / 3470RPM / 213HP FRAME SINGLE LINE NO. 11-13916-D	I
M-0443	MOTOR	TFA CRUDE FLUSHING PUMP MOTOR TFA-PN051 M-0443 PID DWG TFA-16-14305-03 75HP/ 1185RPM SINGLE LINE DWG.NO.11-13920-D	A
M-1638	MOTOR	TFA CRUDE INJECTION PUMP TFA-PN086 MOTOR M-1683 PID DWG TFA-16-14305-11 50HP / 3535RPM / 320HP FRAME	A
M-1277	MOTOR	TFA CRUDE INJECTION PUMP TFA-PN093 MOTOR M-1277 PID DWG TFA-16-14305-01 25HP / 1770RPM/ 284LP FRAME	A
M-1626	MOTOR	TFA CRUDE INJECTION PUMP TFA-PN132 MOTOR M-1626 PID DWG TFA-16-14305-01 25HP / 3530RPM/ TFV284TPX FRAME	A
M-1644	MOTOR	TFA CRUDE OIL TANK TFA-TK116 MIXER MX-1723 MOTOR M-1644 PID DWG TFA-16-14305-49 50HP / 1770RPM / 326T FRAME	A
M-0109	MOTOR	TFA CRUDE TANK TFA-TK011 TANK MIXER MX-0455 MOTOR M-0109 PID DWG TFA-16-14305-12 25HP / 1765RPM / 284TC FRAME	A
M-1655	MOTOR	TFA CRUDE TANK TFA-TK011 TANK MIXER MX-0458 MOTOR M-1655 PID DWG TFA-16-14305-12 25HP / 1765RPM / 284TC FRAME	A
M-1654	MOTOR	TFA CRUDE TANK TFA-TK011 TANK MIXER MX-0464 MOTOR M-1654 PID DWG TFA-16-14305-12 25HP / 1765RPM / 284TC FRAME	A
M-1653	MOTOR	TFA CRUDE TANK TFA-TK011 TANK MIXER MX-0465 MOTOR M-1653 PID DWG TFA-16-14305-12 25HP / 1765RPM / 284TC FRAME	A
M-1620	MOTOR	TFA CRUDE TANK TFA-TK012 TANK MIXER MX-0470 MOTOR M-1620 PID DWG TFA-16-14305-12 25HP / 1770RPM / 284TZ FRAME	A
M-0115	MOTOR	TFA CRUDE TANK TFA-TKA012 TANK MIXER MX-0461 MOTOR M-0115 PID DWG TFA-16-14305-12 –HP / —RPM / — FRAME	A
M-0270	MOTOR	TFA CRUDE TANK TFA-TKA012 TANK MIXER MX-0502 MOTOR M-0270 PID DWG TFA-16-14305-12 – HP / —RPM / — FRAME	A
M-0291	MOTOR	TFA CRUDE TANK TFA-TKA012 TANK MIXER MX-0790 MOTOR M-0291 PID DWG TFA-16-14305-12 – HP / —RPM / — FRAME	A
M-0117	MOTOR	TFA CRUDE TANK TFA-TKA013 TANK MIXER MX-0100 MOTOR M-0117 PID DWG TFA-16-14305-14 25HP / 1770RPM / 284TY FRAME	I
M-0082	MOTOR	TFA CRUDE TANK TFA-TKA013 TANK MIXER MX-0791 MOTOR M-0082 PID DWG TFA-16-14305-14 25HP / 1770RPM / 284TY FRAME	I
M-0294	MOTOR	TFA CRUDE TANK TFA-TK013 TANK MIXER MX-0792 MOTOR M-0294 PID DWG TFA-16-14305-14 25HP / 1770RPM / 284TY FRAME	I
M-0292	MOTOR	TFA CRUDE TANK TFA-TK013 TANK MIXER MX-0793 MOTOR M-0292 PID DWG TFA-16-14305-14 25HP / 1770RPM / 284TY FRAME	I
M-0169	MOTOR	TFA CRUDE TANK TFA-TK017 MIXER MX-0410 MOTOR M-0169 PID DWG TFA-16-14305-21 144 FT DIAMETER 48 FT HEIGHT / 139,200BBLS	A
M-0168	MOTOR	TFA CRUDE TANK TFA-TK017 MIXER MX-0411 MOTOR M-0168 PID DWG TFA-16-14305-21 144 FT DIAMETER 48 FT HEIGHT / 139,200BBLS	A
M-0083	MOTOR	TFA CRUDE TANK TFA-TK101 MIXER MX-0523 MOTOR STARTER M-0083 PID DWG TFA-16-14305-02 25HP / 1765RPM / 284TC FRAME	A
M-0113	MOTOR	TFA CRUDE TANK TFA-TK101 MIXER MX-0524 MOTOR M-0113 PID DWG TFA-16-14305-02-HP / 1750RPM / 365S FRAME	A
M-0272	MOTOR	TFA CRUDE TANK TFA-TK101 MIXER MX-0525 MOTOR M-0272 PID DWG TFA-16-14305-02 25HP / 1765RPM / 284TC FRAME	A
M-1627	MOTOR	TFA CRUDE TANK TFA-TK101 MIXER MX-0526 MOTOR M-1627 PID DWG TFA-16-14305-02 25HP / 1765RPM / 284TC FRAME	A
M-1629	MOTOR	TFA CRUDE TANK TFA-TK102 TANK MIXER MX-0528 MOTOR M-1629 PID DWG TFA-16-14305-02 25HP / 3500RPM / — FRAME	A
M-0274	MOTOR	TFA CRUDE TANK TFA-TK102 TANK MIXER MX-0529 MOTOR M-0274 PID DWG TFA-16-14305-02 -HP / —RPM / — FRAME	A
M-0100	MOTOR	TFA CRUDE TANK TFA-TK102 TANK MIXER MX-0530 MOTOR M-0100 PID DWG TFA-16-14305-02 -HP / —RPM / — FRAME	A
M-1286	MOTOR	TFA CRUDE TANK TFA-TK102 TANK MIXER MX-2159 MOTOR M-1286 PID DWG TFA-16-14305-02 25HP / 1765RPM / 284TC FRAME	A
M-0455	MOTOR	TFA CRUDE TANK TFA-TK104 TANK MIXER MX-1221 MOTOR M-0455 PID DWG TFA-16-14305-01 25HP / 1750RPM / 365 FRAME	A
M-0447	MOTOR	TFA CRUDE TANK TFA-TK104 TANK MIXER MX-1223 MOTOR M-0447 PID DWG TFA-16-14305-01 25HP / 1750RPM / 365 FRAME	A
M-0453	MOTOR	TFA CRUDE TANK TFA-TK104 TANK MIXER MX-1227 MOTOR M-0453 PID DWG TFA-16-14305-01 25HP / 1750RPM / 365 FRAME	A
M-0449	MOTOR	TFA CRUDE TANK TFA-TK104 TANK MIXER MX-1229 MOTOR M-0449 PID DWG TFA-16-14305-01 25HP / 1750RPM / 365 FRAME	A
M-1115	MOTOR	TFA CRUDE TANK TFA-TK105 MIXER MX-1989 MOTOR M-1115 PID DWG TFA-16-14305-01 75HP / 1780RPM / 365T FRAME	I
M-1116	MOTOR	TFA CRUDE TANK TFA-TK105 MIXER MX-1990 MOTOR M-1116 PID DWG TFA-16-14305-01 75HP / 1780RPM / 365T FRAME	I
M-1117	MOTOR	TFA CRUDE TANK TFA-TK105 MIXER MX-1991 MOTOR M-1117 PID DWG TFA-16-14305-01 75HP / 1780RPM / 365T FRAME	I

M-2233	MOTOR	TFA CRUDE TANK TFA-TK117 MIXER MX-3219 MOTOR PID DWG TFA-16-14305-49 40HP / RPM / FRAME	A

M-2234	MOTOR	TFA CRUDE TANK TFA-TK117 MIXER MX-3220 MOTOR PID DWG TFA-16-14305-49 40HP / RPM / FRAME	A

Attachment 1 to Schedule 2.2.1

M-1639	MOTOR	TFA CRUDE TFA-TK010 TANK MIXER MX-0519 MOTOR M-1639 PID DDWG TFA-16-14305-11 25HP / 1765RPM / 284T FRAME	I
M-1640	MOTOR	TFA CRUDE TFA-TK010 TANK MIXER MX-0522 MOTOR M-1640 PID DWG TFA-16-14305-11 25HP / 1765RPM / 284TY FRAME	I
M-0581	MOTOR	TFA CUMENE LOADING PUMP TFA-PN068 MOTOR M-0581 PID DWG TFA-16-14305-48 10HP / 1750RPM / 324Y FRAME	A
M-0612	MOTOR	TFA CUMENE LOADING PUMP TFA-PN092 MOTOR M-0612 PID DWG TFA-16-14305-48 20HP / 1175RPM/326U FRAME	A
M-0058	MOTOR	TFA DIESEL OIL TRANS. PUMP TFA-PN016 MOTOR M-0058 PID DWG TFA-16-14305-54A 20HP / 3500RPM / 326 FRAME	I
M-0135	MOTOR	TFA DIESEL TANK TFA-TK023 MIXER MX-0518 MOTOR M-0135 PID DWG TFA-16-14305-25 –HP / —RPM/ — FRAME	A
M-0615	MOTOR	TFA DIESEL TANK TFA-TK039 MIXER MX-0517 MOTOR M-0615 PID DWG TFA-16-14305-25 –HP / —RPM / — FRAME	A
M-2178	MOTOR	TFA DIESEL TO SALES LOADING PUMP MOTOR TFA-PN080 MOTOR M-2178 PID DWG TFA-16-14305-18 60HP / 3550RPM / 364LP FRAME SINGLE LINE NO. 11-13917-D (REPLACED M-0598)	A
M-0597	MOTOR	TFA DIESEL TO SALES LOADING PUMP TFA-PN079 MOTOR M-0597 PID DWG TFA-16-14305-18 60HP / 3560RPM / WPV405P FRAME SINGLE LINE NO. 11-13917-D	A
M-0598	MOTOR	TFA DIESEL TO SALES LOADING PUMP TFA-PN080 MOTOR M-0598 PID DWG TFA-16-14305-18 60HP / 3560RPM / WPV405P FRAME SINGLE LINE NO. 11-13917-D (REPLACED WITH M-2178)	I
M-0048	MOTOR	TFA DIESEL TRANSFER PUMP TFA-PN005 MOTOR M-0048 PID DWG TFA-16-14305-05 300HP / 1760RPM / FRAME	A
M-0650	MOTOR	TFA F.C. BOOSTER PUMP TFA-PN009 MOTOR M-0650 PID DWG TFA-16-14305-23 125HP / 1185RPM / — FRAME SINGLE LINE NO. 11-13916-D	A
M-0094	MOTOR	TFA FCC CHARGE TANK TFA-TK016 TANK MIXER MX-0476 MOTOR M-0094 PID DWG TFA-16-14305-21 25HP / 1750RPM / 365S501 FRAME	A
M-0096	MOTOR	TFA FCC CHARGE TANK TFA-TK016 TANK MIXER MX-0477 MOTOR M-0096 PID DWG TFA-16-14305-21 25HP / 1750RPM / 365S501 FRAME	A
M-0450	MOTOR	TFA FCC CHARGE TANK TFA-TK062 MIXER MX-1224 MOTOR M-0450 PID DWG TFA-16-14305-42 25HP / 1750RPM / 365 FRAME	I
M-0445	MOTOR	TFA FCC CHARGE TANK TFA-TK062 MIXER MX-1236 MOTOR M-0445 PID DWG TFA-16-14305-42 25HP / 1750RPM / 365 FRAME	I
M-0458	MOTOR	TFA FCC CHARGE TANK TFA-TK063 MIXER MX-1239 MOTOR M-0458 PID DWG TFA-16-14305-42 25HP / 1750RPM / 324U FRAME	A
M-0459	MOTOR	TFA FCC CHARGE TANK TFA-TK063 MIXER MX-1240 MOTOR M-0459 PID DWG TFA-16-14305-42 25HP / 1750RPM / 324U FRAME	A
M-0460	MOTOR	TFA FCC CHARGE TANK TFA-TK063 MIXER MX-1241 MOTOR M-0460 PID DWG TFA-16-14305-42 25HP / 1750RPM / 324U FRAME	A
M-0497	MOTOR	TFA FIRE WATER BOOSTER PUMP TFA-PN061 MOTOR M-0497 PID DWG TFA-16-14305-42 75HP / 3570RPM / NFV504PX FRAME	A
M-1983	MOTOR	TFA FISHER CONTROL VALVE FOR THE GASOLINE MOTOR M-1983 PIPE-LINE	A
M-1065	MOTOR	TFA FLUSHING PUMP TFA-PN119 MOTOR M-1065 PID DWG TFA-16-14305-01 7.5HP / 3525 RPM / 213HP FRAME	A
M-0902	MOTOR	TFA FUEL BLENDING PUMP TFA-PN018 MOTOR M-0902 PID DWG TFA-16-14305-56 40HP / 3550RPM / 324TS FRAME	A
M-0061	MOTOR	TFA FUEL BLENDING PUMP TFA-PN019 MOTOR M-0061 PID DWG TFA-16-14305-56 7.5HP / 3470RPM / 254 FRAME	A
M-2232	MOTOR	TFA FUEL OIL TANK TFA-TK001 MIXER MOTOR (SOUTHWEST) PID DWG TFA-16-14503-10 30HP / RPM / FRAME	A
M-2231	MOTOR	TFA FUEL OIL TANK TFA-TK001 MIXER MOTOR (SOUTH) PID DWG TFA-16-14503-10 30HP / RPM / FRAME	A
M-1641	MOTOR	TFA FUEL OIL TANK TFA-TK001 MIXER MX-0471 MOTOR M-1641 PID DWG TFA-16-14305-10 25HP / 1770RPM / 284TZ FRAME	I
M-1287	MOTOR	TFA FUEL OIL TANK TFA-TK001 MIXER MX-0500 MOTOR M-1287 PID DWG TFA-16-14503-10 25HP / 175,65RPM / 284TC FRAME	I
M-0352	MOTOR	TFA FUEL OIL TANK TFA-TK002 MIXER MX-0457 MOTOR M-0352 PID DWG TFA-16-14305-11 25HP / 1770RPM / — FRAME	A
M-1636	MOTOR	TFA FUEL OIL TANK TFA-TK002 MIXER MX-0467 MOTOR M-1636 PID DWG TFA-16-14305-11 25HP / 1765RPM / — FRAME	A
M-0095	MOTOR	TFA FUEL OIL TANK TFA-TK003 TANK MIXER MX-0463 MOTOR M-0095 PID DWG TFA-16-14305-12 25HP / 1750RPM / 365S FRAME	I
M-1628	MOTOR	TFA FUEL OIL TANK TFA-TK003 TANK MIXER MX-0490 MOTOR M-1628 PID DWG TFA-16-14305-12 25HP / 1765RPM / 284TC FRAME	I
M-1625	MOTOR	TFA FUEL OIL TANK TFA-TK004 TANK MIXER MX-0459 MOTOR M-1625 PID DWG TFA-16-14305-12 25HP / 1765RPM / 284TC FRAME	I
M-0097	MOTOR	TFA FUEL OIL TANK TFA-TK004 TANK MIXER MX-0489 MOTOR M-0097 PID DWG TFA-16-14305-12 25HP / 1765RPM / 284TC FRAME	I
M-0078	MOTOR	TFA FUEL OIL TANK TFA-TK004 TANK MIXER MX-0493 MOTOR M-0078 PID DWG TFA-16-14305-12 25HP / 1765RPM / 284TC FRAME	I
M-2207	MOTOR	TFA FUEL OIL TANK TFA-TK118 MIXER MOTOR PID DWG TFA-16-14305-50	A
M-2208	MOTOR	TFA FUEL OIL TANK TFA-TK118 MIXER MOTOR PID DWG TFA-16-14305-50	A
M-0932	MOTOR	TFA FUEL OIL TANK TFA-TK118 MIXER MOTOR MX-1724 MOTOR M-0932 PID DWG TFA-16-14305-50	I
M-0933	MOTOR	TFA FUEL OIL TANK TFA-TK118 MIXER MX-1725 MOTOR M-0933 PID DWG TFA-16-14305-50	I
M-1604	MOTOR	TFA FUEL OIL TANK TFA-TK119 MIXER MX-2529 MOTOR M-1604 PID DWG TFA-16-14305-50 50HP / 1770RPM / 326T FRAME	A
M-1603	MOTOR	TFA FUEL OIL TANK TFA-TK119 MIXER MX-2530 MOTOR M-1603 PID DWG TFA-16-14305-50 50HP / 1770RPM / 326T FRAME	A
M-0959	MOTOR	TFA FUEL OIL TO DOCK LOADING PUMP TFA-PN113 MOTOR M-0959 PID DWG TFA-16-14305-50 300HP/ 1775RPM / 8188 FRAME	A

Attachment 1 to Schedule 2.2.1

M-1289	MOTOR	TFA FUEL OIL TO DOCKS TRANSFER PUMP TFA-PN113A MOTOR M-1289 PID DWG TFA-16-14305-50 350HP/1775RPM / 81888 FRAME	A
M-0050	MOTOR	TFA FUEL OIL TRANSFER PUMP TFA-PN008 MOTOR M-0050 PID DWG TFA-16-14305-06 450HP/1760RPM / FRAME	A
M-0051	MOTOR	TFA FUEL OIL TRANSFER PUMP TFA-PN008A MOTOR M-0051 PID DWG TFA-16-14305-06 450HP / 1760RPM / FRAME	A
M-0648	MOTOR	TFA FURNACE OIL BOOSTER PUMP TFA-PN050 MOTOR M-0648 PID DWG TFA-16-14305-17 150HP / 1180RPM / NPV586PX FRAME SINGLE LINE NO. 11-13917-D	A
M-0791	MOTOR	TFA FURNACE OIL BOOSTER PUMP TFA-PN057 MOTOR M-0791 PID DWG TFA-16-14305-17 150HP / 1180RPM / NPV586PX FRAME SINGLE LINE NO. 11-13916-D	A

M-0658	MOTOR	TFA FURNACE OIL PUMP TFA-PN096 MOTOR M-0658–HP / —RPM / — FRAME (OUT OF SERVICE)	A

M-0077	MOTOR	TFA FURNACE OIL TANK TFA-TK018 TANK MIXER MX-0478 MOTOR M-0077 PID DWG TFA-16-14305-17–HP /1750RPM / 365S FRAME	A
M-0079	MOTOR	TFA FURNACE OIL TANK TFA-TK018 TANK MIXER MX-0503 MOTOR M-0079 PID DWG TFA-16-14305-17–HP/1750RPM / 365S FRAME	A

M-2202	MOTOR	TFA FURNACE OIL TANK TFA-TK028 MIXER PID DWG TFA-16-14305-18 (40HP / 1770RPM / 324T FRAME)	A

M-1617	MOTOR	TFA FURNACE OIL TANK TFA-TK044 TANK MIXER MX-0456 MOTOR M-1617 PID DWG TFA-16-14305-29 25HP / 1765RPM / 284TC FRAME	A
M-1616	MOTOR	TFA FURNACE OIL TANK TFA-TK044 TANK MIXER MX-0484 MOTOR M-1616 PID DWG TFA-16-14305-29 25HP / 1770RPM / 284TZ FRAME	A
M-1915	MOTOR	TFA FURNACE OIL TANK TFA-TK401 MIXER MOTOR	A
M-1917	MOTOR	TFA FURNACE OIL TANK TFA-TK401 MIXER MOTOR	A
M-1916	MOTOR	TFA FURNACE OIL TANK TFA-TK401 MIXER MOTOR	A
M-2179	MOTOR	TFA FURNACE OIL TANK TFA-TK403 MIXER MOTOR MX-2179 PID DWG TFA-16-14305-43 25HP/1800RPM/FRAME 284T	A
M-2180	MOTOR	TFA FURNACE OIL TANK TFA-TK403 MIXER MOTOR MX-3157 PID DWG TFA-16-14305-43 25HP/1800RPM/FRAME284T	A
M-0342	MOTOR	TFA FURNACE OIL TANK TFA-TK403 MIXER MX-0473 MOTOR M-0342 PID DWG TFA-16-14305-43 (OUT OF SERVICE)	I
M-0448	MOTOR	TFA FURNACE OIL TANK TFA-TK403 MIXER MX-0475 MOTOR M-0448 PID DWG TFA-16-14305-43 (OUT OF SERVICE)	I
M-0107	MOTOR	TFA FURNACE OIL TANK TFA-TK403 MIXER MX-0501 MOTOR M-0461 PID DWG TFA-16-14305-43 50 HP / 3550 RPM / FRAME (OUT OF SERVICE)	I
M-0049	MOTOR	TFA FURNANCE OIL TRANS. PUMP TFA-PN006 MOTOR M-0049 PID DWG TFA-16-14305-05 300HP / 1760RPM / FRAME	A
M-1327	MOTOR	TFA FURNANCE OIL TRANSFER PUMP (COLONIAL) TFA-PN125 MOTOR M-1327 PID DWG TFA-16-14305-17 600HP / 1185RPM / NJ686S FRAME	A
M-1328	MOTOR	TFA FURNANCE OIL TRANSFER PUMP (COLONIAL) TFA-PN126 P-2079 MOTOR M-1328 PID DWG TFA-16-14305-17 600HP / 1185RPM / NJ686S FRAME	A
M-0602	MOTOR	TFA FURNANCE OIL TRANSFER PUMP TFA-PN089 MOTOR M-0602 PID DWG TFA-16-14305-34 40HP / 3535RPM / 324VP FRAME	A
M-0603	MOTOR	TFA FURNANCE OIL TRANSFER PUMP TFA-PN090 MOTOR M-0603 PID DWG TFA-16-14305-34 40HP / 3560RPM / FRAME	A
M-0305	MOTOR	TFA FURNANCE OIL TRANSFER PUMP TFA-PN104 MOTOR M-0305 PID DWG TFA-16-14305-23 125HP / 1775RPM /WPV445UP FRAME	A

M-0454	MOTOR	TFA GASOLINE TANK TFA-TK068 MIXER MX-1228 MOTOR M-0454 25HP / 1775RPM / 365 FRAME	A

M-0313	MOTOR	TFA GASOLINE AND FURNACE OIL (LAUREL) TRANSFER PUMP TFA-PN060 MOTOR M-0313 PID DWG TFA-16-14305-08 1000HP / 3569/3572 S88S FRAME	A
M-2213	MOTOR	TFA GASOLINE AND FURNACE OIL (LAUREL) TRANSFER PUMP TFA-PN060 SPARE MOTOR PID DWG TFA-16-14305-08 1000HP / 3580RPM / 8875U FRAME (STORED AT MTI – 02/08)	I

M-1981	MOTOR	TFA GASOLINE BLEND HEADER SAMPLE RECOVERY PUMP P-2948 TFA-PN153 AT TANK NO. 31 PID DWG	A

M-1982	MOTOR	TFA GASOLINE BLENDING INSTRUMENT AIR COMPRESSOR M-1982 TFA-PN154 AT TANK NO. 31 HP 15 / RPM1770 / FRAME 254T PID DWG	I

M-1908	MOTOR	TFA GASOLINE BLENDING PUMP TFA-PN044 MOTOR HP 100 / RPM 3560 / FRAME 405TS	A

M-2214	MOTOR	TFA GASOLINE BLENDING PUMP TFA-PN044 MOTOR HP 100 / RPM 3560 / FRAME 405TS	A

M-1741	MOTOR	TFA GASOLINE BLENDING PUMP TFA-PN105 MOTOR M-1741 PID DWG TFA-15-1026-55 75HP / 3540RPM / 365LP FRAME	A

M-1995	MOTOR	TFA GASOLINE BLENDING PUMP TFA-PN142 MOTOR M-1995 150 HP / 1730 RPM SINGLE LINE NO. 11-13915-D	A

M-1910	MOTOR	TFA GASOLINE BLENDING PUMP TFA-PN143 MOTOR 100 HP SINGLE LINE NO. 11-13917-D	A
M-1911	MOTOR	TFA GASOLINE BLENDING TFA-PN144 MOTOR 150 HP / 3550 RPM / 445TS FRAME PID DWG 15-1803-40 SINGLE LINE NO. 11-13916-D	I
M-2010	MOTOR	TFA GASOLINE BLENDING TFA-PN145 MOTOR M-2010 50HP / 3560 RPM / NV54 FRAME PID DWG 15-1803-40 SINGLE LINE NO. 11-13916-D	A
M-2011	MOTOR	TFA GASOLINE BLENDING TFA-PN146 MOTOR M-2011 50HP / 3560RPM / 325VP FRAME PID DWG 15-1803-40 SINGLE LINE NO. 11-13916-D	A
M-1914	MOTOR	TFA GASOLINE BLENDING TFA-PN147 MOTOR PID DWG 15-1803-45	A
M-0792	MOTOR	TFA GASOLINE BOOSTER PUMP TFA-PN148 MOTOR M-0792 PID DWG TFA-150HP / 1180RPM / NPV586PX FRAME	A
M-1021	MOTOR	TFA GASOLINE LOADING PUMP TFA-PN114 MOTOR M-1021 PID DWG TFA-16-14305-46-300HP / 1175RPM / 500FS8 FRAME	A

M-0131	MOTOR	TFA GASOLINE TANK TFA-TK049 MIXER MX-0131 MOTOR M-0131 PID DWG TFA-16-14305-34	A

M-1633	MOTOR	TFA GASOLINE TANK TFA-TK0421 MIXER MX-1459 MOTOR M-1633 PID DWG TFA-16-14305-15 25HP / 1770RPM / 284TZ FRAME	I

Attachment 1 to Schedule 2.2.1

M-0121	MOTOR	TFA GASOLINE TANK TFA-TK021 TANK MIXER MX-0480 MOTOR M-0121 PID DWG TFA-16-14305-15 25HP / 1770RPM / 284TZ FRAME	I
M-1631	MOTOR	TFA GASOLINE TANK TFA-TK031 TANK MIXER MX-0409 MOTOR M-1631 PID DWG TFA-16-14305-15 25HP / 1770RPM / 284TZ FRAME	A
M-1630	MOTOR	TFA GASOLINE TANK TFA-TK031 TANK MIXER MX-0481 MOTOR M-1630 PID DWG TFA-16-14305-15 25HP / 1765RPM / — FRAME	A
M-0343	MOTOR	TFA GASOLINE TANK TFA-TK046 TANK MIXER MX-0798 MOTOR M-0343 PID DWG TFA-16-14305-33 25HP / - RPM / — FRAME	A
M-0451	MOTOR	TFA GASOLINE TANK TFA-TK046 TANK MIXER MX-1225 MOTOR M-0451 PID DWG TFA-16-14305-33 25HP / - RPM / — FRAME	A
M-1623	MOTOR	TFA GASOLINE TANK TFA-TK047 TANK MIXER MX-0483 MOTOR M-1623 PID DWG TFA-16-14305-32 25HP / 1770RPM / 284TZ FRAME	A
M-1622	MOTOR	TFA GASOLINE TANK TFA-TK047 TANK MIXER MX-0491 MOTOR M-1622 PID DWG TFA-16-14305-32 25HP / 1770RPM / 284TZ FRAME	A
M-0132	MOTOR	TFA GASOLINE TANK TFA-TK050 MIXER MOTOR M-0132 25HP / 1770 RPM / 284 TZ FRAME PID DWG TFA-16-14305-34 3	A
M-0379	MOTOR	TFA GASOLINE TANK TFA-TK052 MIXER MX-1200 MOTOR M-0379 PID DWG TFA-16-14305-41 25HP / 1800RPM / — FRAME	A
M-0380	MOTOR	TFA GASOLINE TANK TFA-TK052 MIXER MX-1243 MOTOR M-0380 PID DWG TFA-16-14305-41 25HP / 1800RPM / — FRAME	A
M-0293	MOTOR	TFA GASOLINE TANK TFA-TK053 MIXER MX-1201 MOTOR M-0293 PID DWG TFA-16-14305-41 25HP/ 1800RPM / 365 FRAME	A
M-0416	MOTOR	TFA GASOLINE TANK TFA-TK053 MIXER MX-1212 MOTOR M-0416 PID DWG TFA-16-14305-41 25HP / 1755RPM / — FRAME	A
M-0413	MOTOR	TFA GASOLINE TANK TFA-TK054 MIXER MX-1209 MOTOR M-0413 PID DWG TFA-16-14305-40 HP 20 / RPM / 1800 FRAME 364-4	A
M-0415	MOTOR	TFA GASOLINE TANK TFA-TK054 MIXER MX-1211 MOTOR M-0415 PID DWG TFA-16-14305-40 HP 25 / FRAME 365Y / RPM 1755	A

M-0457	MOTOR	TFA GASOLINE TANK TFA-TK068 MIXER MX-1238 MOTOR M-0457 PID DWG 25HP / 1750RPM / 324U FRAME	A

M-1634	MOTOR	TFA GASOLINE TANK TFA-TK068 MIXER MX-1242 MOTOR MOTOR M-1634 PID DWG TFA-16-14305-45 25HP / 1760RPM / 284T FRAME	A
M-1624	MOTOR	TFA GASOLINE TFA-TK014 TANK MIXER MX-0474 MOTOR M-1624 PID DWG TFA-16-14305-14 25HP / 1770RPM / 284TZ FRAME	A
M-0133	MOTOR	TFA GASOLINE TFA-TK014 TANK MIXER MX-0474 MOTOR PID DWG TFA-16-14305-14 25 HP / 1770RPM / 284 TZ FRAME	A
M-0278	MOTOR	TFA GASOLINE TFA-TK014 TANK MIXER MX-0486 MOTOR M-0278 PID DWG TFA-16-14305-14 25HP / 1770RPM / 284 TZ FRAME	A
M-0044	MOTOR	TFA GASOLINE TRANSFER PUMP TFA-PN001 MOTOR M-0044 PID DWG TFA-16-14305-04 200HP / 1760RPM / FRAME	A
M-0045	MOTOR	TFA GASOLINE TRANSFER PUMP TFA-PN002 MOTOR M-0045 PID DWG TFA-16-14305-04 200HP / 1760RPM / FRAME	A
M-0047	MOTOR	TFA GASOLINE TRANSFER PUMP TFA-PN004 MOTOR M-0047 PID DWG TFA-16-14305-04 200HP / 1760RPM / FRAME ELECTRICAL SINGLE LINE DIAGRAM NO.11-13920-D	A
M-0055	MOTOR	TFA GASOLINE TRANSFER PUMP TFA-PN013 MOTOR M-0055 PID DWG TFA-16-14305-55 15HP / 3490RPM / 324 FRAME	A
M-0056	MOTOR	TFA GASOLINE TRANSFER PUMP TFA-PN014 MOTOR M-0056 PID DWG TFA-16-14305-54A 15HP / 3490RPM / 324 FRAME	A
M-0486	MOTOR	TFA GASOLINE TRANSFER PUMP TFA-PN054 MOTOR M-0486 PID DWG TFA-16-14305-35 30HP / 1760RPM / NPV404PX FRAME SINGLE LINE NO. 11-13916-D	A
M-0498	MOTOR	TFA GASOLINE TRANSFER PUMP TFA-PN055 MOTOR M-0498 PID DWG TFA-16-14305-13 50HP / 890RPM / — FRAME SINGLE LINE NO. 11-13915-D	A
M-0600	MOTOR	TFA GASOLINE TRANSFER PUMP TFA-PN087 MOTOR M-0600 PID DWG TFA-16-14305-31 50HP / 3560RPM / WPV365UP FRAME SINGLE LINE NO. 11-13916-D	A
M-0601	MOTOR	TFA GASOLINE TRANSFER PUMP TFA-PN088 MOTOR M-0601 PID DWG TFA-16-14305-31 50HP / 3560RPM / WPV365UP FRAME SINGLE LINE NO. 11-13915-D	A
M-1739	MOTOR	TFA GASOLINE TRANSFER PUMP TFA-PN127 MOTOR M-1739 PID DWG TFA-16-14305-37 75HP / 3560RPM / 360LP FRAME SINGLE LINE NO. 11-13915-D	A
M-1740	MOTOR	TFA GASOLINE TRANSFER PUMP TFA-PN130 MOTOR M-1740 PID DWG TFA-16-14305-37 75HP / 3560RPM / 365LP FRAME SINGLE LINE NO. 11-13915-D	A
M-0793	MOTOR	TFA GASOLINE(LAUREL)BOOSTER TFA-PN059 MOTOR M-0793 PID DWG TFA-16-14305-14 150HP / 1180RPM / NPV586PV FRAME	A
M-1662	MOTOR	TFA HARBOR PIPELINE PRODUCTS PUMP TFA-PN007 MOTOR M-1662 PID DWG TFA-16-14305-07 800HP / 3550RPM / — FRAME (SPARE - STORED AT MTI 2/08)	A
M-1989	MOTOR	TFA HARBOR PIPELINE PRODUCTS PUMP TFA-PN007 MOTOR M-1889 PID DWG TFA-16-14305-07 800HP / 3579RPM / 5810H FRAME	A
M-1720	MOTOR	TFA HEATING OIL TRANSFER PUMP TFA-PN052 M-1720 PID DWG TFA-16-14305-37 150 HP / 1190 RPM / 447LP FRAME	A

M-0574	MOTOR	TFA INHIBITOR INJECTION PUMP TFA-PN129 MOTOR M-0574 PID DWG TFA-16-14305-09 3/4HP / RPM / FRAME	A

M-0575	MOTOR	TFA INHIBITOR UNLOAD PUMP TFA-PN066 MOTOR M-0575 PID DWG TFA-16-14305-58	A
M-0387	MOTOR	TFA ISO BUTANE TRANSFER PUMP TFA-PN047 MOTOR M-0387 PID DWG TFA-16-14305-61 20HP / 3500RPM / 326 FRAME SINGLE LINE # 11-13916-D	A
M-2241	MOTOR	TFA KEROSENE TANK TFA-TK019 TANK MIXER MOTOR (NORTHWEST) M-2241 25HP / 1725RPM / 286TY FRAME	A

M-0075	MOTOR	TFA KEROSENE TANK TFA-TK019 TANK MIXER MOTOR M-0075 25HP / 1750RPM / 365YZ FRAME	A

M-1251	MOTOR	TFA LOW SULFUR DIESEL TANK TFA-TK048 TANK MIXER MX-0511 MOTOR M-1251 PID DWG TFA-16-14305-30 15HP / 1795RPM / — FRAME	A

Attachment 1 to Schedule 2.2.1

M-1652	MOTOR	TFA LOW SULFUR DIESEL TANK TFA-TK048 TANK MIXER MX-0512 MOTOR M-1652 PID DWG TFA-16-14305-30 15HP/1795RPM/ — FRAME	I

M-0446	MOTOR	TFA LOW SULFUR TANK TFA-TK064 MIXER MX-1220 MOTOR M-0446 PID DWG TFA-16-14305-42	A

M-0452	MOTOR	TFA LOW SULFUR TANK TFA-TK064 MIXER MX-1226 MOTOR M-0452 PID DWG TFA-16-14305-42	A

M-0456	MOTOR	TFA LOW SULFUR TANK TFA-TK064 MIXER MX-1237 MOTOR M-0456 PID DWG TFA-16-14305-42	A

M-1615	MOTOR	TFA LPG LOADING PUMP TFA-PN064 MOTOR M-1615(NEW) 75HP/3550RPM/365LP-TE FRAME SINGLE LINE NO. 11-13915-D	A
M-1353	MOTOR	TFA LPG OFF TEST PUMP TFA-PN065 MOTOR M-1353 PID DWG TFA-16-14305-63 15HP/3505RPM/254TD FRAME	A
M-1264	MOTOR	TFA LPG RETURN PUMP TFA-PN070 MOTOR M-1264 PID DWG TFA-16-14305-60 60HP/3555RPM/364HPZ FRAME SINGLE LINE NO.11-13916-D	A
M-2170	MOTOR	TFA M-2170 MOTOR DRIVER FOR ETHANOL INJ.PUMP P-3132 TFA-PN158 TK-51 PID DWG 15-1803-37 HP 150/FRAME 445TS/3575RPM	A
M-2171	MOTOR	TFA M-2171 MOTOR DRIVER FOR ETHANOL INJ.P-3133 TFA-PN159 TK-51 PID DWG I5-1803-37 HP 150/FRAME 445TS/3575 RPM	A
M-2083	MOTOR	TFA N-14 CRUDE DEWATERING PUMP TFA-PN157 M-2083	A
M-2052	MOTOR	TFA N344 LINE SUCTION TO COLONIAL PIPELINE MOTORIZED VALVE MOTOR M-2052	A
M-2051	MOTOR	TFA N64 LINE SUCTION TO COLONIAL PIPELINE MOTORIZED VALVE MOTOR M-2051	A
M-2050	MOTOR	TFA N66 LINE SUCTION TO COLONIAL PIPELINE MOTORIZED VALVE MOTOR M-2050	A
M-2053	MOTOR	TFA N66 LINE TO HARBOR PIPELINE SUCTION MOTORIZED VALVE MOTOR M-2053	A
M-2048	MOTOR	TFA N66 LINE TO LAUREL PIPELINE SUCTION MOTORIZED VALVE MOTOR M-2048	A
M-2049	MOTOR	TFA N67 LINE SUCTION TO COLONIAL PIPELINE MOTORIZED VALVE MOTOR M-2049	A
M-0569	MOTOR	TFA NAPHTHA TRANSFER PUMP TFA-PN151 MOTOR M-0569 PID DWG TFA-16-14305-48 20HP/3510RPM/ — FRAME	A
M-0306	MOTOR	TFA NAPHTHA TRANSFER PUMP TFA-PN108 MOTOR M-0306 PID DWG TFA-15-1803-19 60HP/3570RPM/1364 VP16 FRAME	I
M-1864	MOTOR	TFA NO.1 PUMPHOUSE SEWAGE LIFT PUMP TFA-PN138 M-1864 PID DWG TFA-1/2HP/1750 RPM/HB56C FRAME	I
M-2256	MOTOR	TFA NO.1 PUMPHOUSE SEWAGE LIFT PUMP TFA-PN138 PID DWG TFA-2HP/ RPM/ FRAME	A
M-0282	MOTOR	TFA NO.2 PUMPHOUSE PUMP TFA-PN035 MOTOR M-0282 PID DWG TFA-16-14305-54A 3HP/ 3540RPM/ FRAME:182TC	A
M-1895	MOTOR	TFA RAIN WATER DRAW OFF PUMP TFA-PN141 M-1895 15HP/1170RPM/X284HP FRAME	A
M-1663	MOTOR	TFA RESID TO FCC UNIT FROM TANK 16 PUMP TFA-PN 128 MOTOR M-1663 PID DWG TFA-16-14305-21 125HP/3600RPM/444LP FRAME	I
M-2190	MOTOR	TFA RESID TO FCC UNIT FROM TANK 16 PUMP TFA-PN 128 MOTOR M-2190 PID DWG TFA-16-14305-21]125HP/3600RPM/444LP FRAME	A
M-0649	MOTOR	TFA S.C BOOSTER(HARBOR) PUMP TFA-PN043 MOTOR M-0649 PID DWG TFA-16-14305-38 125HP/1185RPM/NPV585PX FRAME SINGLE LINE NO.11-13916-D	A

M-1821	MOTOR	TFA SALES KERO FUEL PUMP TFA-PN152 MOTOR M-1821 PID DWG TFA-50HP/ 3550RPM/326LP FRAME	A

M-0057	MOTOR	TFA SULFOLANE TRANSFER PUMP TFA-PN139 MOTOR M-0057 25HP/3555RPM/365S FRAME PID DWG TFA-15-1803-46	A

M-0071	MOTOR	TFA SUMP PUMP TFA-PN033 MOTOR M-0071 PID DWG TFA-16-14305-54A 3HP/1725RPM/215C FRAME	A

M-0440	MOTOR	TFA TANK TEST PUMP TFA-PN048 MOTOR M-0440 NOT ON PID-PORTABLE PUMP	A
M-2067	MOTOR	TFA TOLUENE GAS BLENDING PUMP M-2068 TFA-PN 156 AT TANK NO.31 HP 75/ FRAME 365TS/ RPM 3535 PID NO.	A
M-0129	MOTOR	TFA TOLUENE TANK TFA-TK050 MIXER MX-0509 MOTOR M-0129 PID DWG TFA-16-14305-35	A
M-0308	MOTOR	TFA TOLUENE TRANSFER PUMP TFA-PN045 P-1431 PID DWG TFA-16-14305-62 PID DWG 20HP/3520RPM/WPV256 UP FRAME	I
M-1263	MOTOR	TFA TOLUENE TRANSFER PUMP TFA-PN045 A MOTOR M-1263 PID DWG TFA-16-14305-62 100HP/3555RPM/445US FRAME	I
M-0499	MOTOR	TFA TOLUENE TRANSFER PUMP TFA-PN056 MOTOR M-0499 PID DWG TFA-16-14305-37 SINGLE LINE 11-13915-D	A
M-0604	MOTOR	TFA TOLUENE TRANSFER PUMP TFA-PN091MOTOR M-0604 PID DWG TFA-16-14305-48 20HP/3530RPM/ — FRAME	A
M-1887	MOTOR	TFA TRAVELLING MUD PUMP MOTOR NOT ON PID	A
M-0783	MOTOR	TFA TRUCK SCALE SUMP PUMP TFA-PN063 MOTOR M-0783 NOT ON PID	A
M-1061	MOTOR	TFA UNLEADIED GASOLINE TRASFER PUMP MOTOR TFA-PN117 M-1061 PID DWG TFA-16-14305-35 60HP/1775RPM/ — FRAME SINGLE LINE NO.11-13916-D	I
M-0511	MOTOR	TFA WASTE OIL PUMP TFA-PN062 P-1256 MOTOR M-0511(OUT OF SERVICE) NOT ON PID	I
M-0303	MOTOR	TFA XYLENE TRANSFER PUMP TFA-PN103 MOTOR M-0303 PID DWG TFA-16-14305-22 75HP/1185RPM/ — FRAME	A
M-2181	MOTOR	TFA-TK404 LSD STORAGE MOTOR FOR MX-3158(50HP/1770RPM/326T FRAME)	A
M-2182	MOTOR	TFA-TK404 LSD STORAGE MOTOR FOR MX-3159	A
S3MS4- PN116A	MOTOR STARTER	ALKY PUMP T40 MOTOR STARTER	A
S3MS4- PN83	MOTOR STARTER	AVIATION GASOLINE TRANSFER PUMP PN083 STARTER	A

MS-0499	MOTOR STARTER	DUPLICATE	D

S3MS4- PN331	MOTOR STARTER	MOTOR STARTER FOR PN331 ***OOS***	I
S3MS4- PN135	MOTOR STARTER	MOTOR STARTER FOR STARTER FOR PN-135	A

Attachment 1 to Schedule 2.2.1

S3MS4-PN15	MOTOR STARTER	MOTOR STARTER FOR STARTER FOR PUMP PN15	A
S3MS4-P101	MOTOR STARTER	PUMP P101 MOTOR STARTER FOR STARTER AT SALES	A

S3MS4-P1A	MOTOR STARTER	PUMP P1A STARTER	A

S3MS4-P1B	MOTOR STARTER	PUMP P1B STARTER	A

S3MS4-PN161	MOTOR STARTER	PUMP PN161 MOTOR STARTER FOR STARTER AT TANK 64	A

S1MS4-PN78	MOTOR STARTER	S1MS4-PN78 150A RACK NORTH OF TANK 60	I

S3MS4-MX28	MOTOR STARTER	S3MS4-MX28 FURNACE OIL TANK TFA-TK028 MIXER	A

S3MS4-MX1723	MOTOR STARTER	TANK TFA-TK116 MIXER MOTOR STARTER PID DWG TFA-16-14305-49	A

S3MS4-MX3219	MOTOR STARTER	TANK TFA-TK117 MIXER MOTOR STARTER PID DWG TFA-16-14305-49	A

S3MS4-MX3220	MOTOR STARTER	TANK TFA-TK117 MIXER MOTOR STARTER PID DWG TFA-16-14305-49	A

S3MS4-PN11	MOTOR STARTER	TFA #2 FUEL OIL TRANSFER PUMP TFA-PN011 MOTOR STARTER PID DWG TFA-16-14305-07 25HP/3550RPM/FRAME (OUT OF SERVICE 10/2008)	I

S3MS4-PN78	MOTOR STARTER	TFA AV JET TRANSFER PUMP TFA-PN078 MOTOR STARTER PID DWG TFA-16-14305-26 60HP/3560RPM/WPV 405P FRAME SINGLE LINE NO. 11-13916-D	A

S3MS4-PN40	MOTOR STARTER	TFA AVIATION FUEL BLENDING TFA-PN040 MOTOR STARTER PID DWG TFA-16-14305-58	A

S3MS4-PN81	MOTOR STARTER	TFA AVIATION GASOLINE TFA-PN081 PID DWG TFA-16-14305-39 20HP/3500RPM/326 FRAME SINGLE LINE NO. 11-13916-D	I

S3MS5-PN3	MOTOR STARTER	TFA AVJETTERANSFFER PUMP TFA-PN003 MOTOR STARTER PID DWG TFA-16-14305-04 200HP/1760RPM/FRAME	A

S3MS4-PN17	MOTOR STARTER	TFA B.S.W TRANSFER PUMP TFA-PN017 MOTOR STARTER PID DWG TFA-16-14305-31 40HP/ 1765RPM/444Y FRAME SINGLE LINE NO. 11-13916-D	A
S3MS4-PN45B	MOTOR STARTER	TFA BENZENE TRANSFER PUMP FROM TANK 22 TFA-PN045B 20HP/3600RPM/256HP FRAME PID NO. 15-1803-24 EOL DWG# 11-13919-D	A
S3MS4-PN106	MOTOR STARTER	TFA BENZENE TRANSFER PUMP TFA-PN106 MOTOR STARTER PID DWG TFA-16-14305-48 HP 25/ RPM 3600/ FRAME 324 UPH*** OOS***	A
S3MS5-PN124	MOTOR STARTER	TFA BUNKER PUMP TFA-PN124 MOTOR PID DWG TFA-16-14305-49 600HP/1780PM/500Z FRAME	A
S3MS4-PN12B	MOTOR STARTER	TFA BUTANE GAS BLENDING INJECTION PUMP MOTOR STARTER TFA-PN012B PID DWG 15-1026- 10HP/ 3520RPM/ L215LPZ10 FRAME	A
S3MS4-PN12A	MOTOR STARTER	TFA BUTANE TRANSFER PUMP MOTOR STARTER TFA-PN012A HP/ RPM/ FRAME PID DWG 15-1026-55	A

S3MS4-P12	MOTOR STARTER	TFA BUTANE TRANSFER PUMP TFA-PN012 MOTOR STARTER PID DWG TFA-16-14305-55 20HP/ 3500RPM/326 FRAME	I

S3MS5-PN149	MOTOR STARTER	TFA COLONIAL PIPELINE BOOSTER PUMP TFA-PN149 MOTOR STARTER HP 900/3580RPM/ 5810S FRAME NEW PROJECT 1999	A
S3MS4-PN150	MOTOR STARTER	TFA COLONIAL PIPELINE FLUSHING PUMP TFA-PN150 75HP/3550RPM/365TS-TE FRAME NEW PROJECT	A
S3MS5-PN53	MOTOR STARTER	TFA CRUDE BOOSTER PUMP TFA-PN053 MOTOR STARTER PID DWG TFA-16-14305-03 150HP/1180RPM/FRAME	A
S3MS4-PN118	MOTOR STARTER	TFA CRUDE BOOSTER PUMP TFA-PN118 MOTOR STARTER PID DWG TFA-16-14305-14 7.5HP/3470RPM/213HPFRAME SINGLE LINE NO. 11-13916-D	A
S3MS4-PN51	MOTOR STARTER	TFA CRUDE FLUSHING PUMP MOTOR STARTER FOR TFA-PN051 PID DWG TFA-16-14305-03 75HP/1185RPM/ SINGLE LINE DWG. NO. 11-13920-D	A
S3MS4-PN132	MOTOR STARTER	TFA CRUDE INJECTION PUMP TFA-PN132 MOTOR STARTER PID DWG TFA-16-14305-01 25HP/3530RPM/TFV284TPXFRAME	A
S3MS4-PN86	MOTOR STARTER	TFA CRUDE INJECTION PUMP TFA-PN086 MOTOR STARTER PID DWG TFA-16-14305-11 50HP/3535RPM/320HPFRAME	A
S3MS4-PN93	MOTOR STARTER	TFA CRUDE INJECTION PUMP TFA-PN093 MOTOR STARTER PID DWG TFA-16-14305-01 25HP/1770RPM/TFV284TPX FRAME	A
S3MS4-MX11SW	MOTOR STARTER	TFA CRUDE TANK TFA-TK011 TANK MIXER MX-0455 MOTOR STARTER M-0109 PID DWG TFA-16-14305-12 5HP / 1765RPM / 284TC FRAME EOL DRAWING #11-16917-D	A

S3MS4-MX101SW	MOTOR STARTER	TFA CRUDE TANK TFA-TK101 MIXER MOTOR STARTER PID DWG TFA-16-14305-02-HP / 1765RPM / 365S FRAME EOL DWG#11-13922-D	A

S3MS4-MX105SW	MOTOR STARTER	TFA CRUDE TANK TFA-TK105 MIXER MOTOR STARTER PID DWG TFA-16-14305-01 75HP / 1780RPM / 365T FRAME EOL DWG#11-13922-D	A

S3MS4-MX105SE	MOTOR STARTER	TFA CRUDE TANK TFA-TK105 MIXER MOTOR STARTER PID DWG TFA-16-14305-01 75HP/1780RPM/365T FRAME EOL DWG #11-13922-D	A
S3MS4-PN92	MOTOR STARTER	TFA CUMENE LOADING PUMP TFA-PN092 MOTOR STARTER PID DWG TFA-16-14305-48 20HP/ 1175RPM/326U FRAME EOL DWG# 11-13900-D	A
S3MS4-PN16	MOTOR STARTER	TFA DIESEL OIL TRANS. PUMP TFA-PN016 OTOR STARTER PID DWG TFA-16-14305-54A 20HP/3500RPM/326 FRAME	A
S3MS4-PN79	MOTOR STARTER	TFA DIESEL TO SALES LOADING PUMP TFA-PN079 MOTOR STARTER PID DWG TFA-16-14305-18 60HP/ 3560RPM/ WPV405P FRAME SINGLE LINE NO.11-13917-D	A

Attachment 1 to Schedule 2.2.1

S3MS4-PN80	MOTOR STARTER	TFA DIESEL TO SALES LOADING PUMP TFA-PN080 MOTOR STARTER PID DWG TFA-16-14305-18 60HP/3560RPM/WPV405P/FRAME SINGLE LINE NO.11-13917-D	A
S3MS5-PN5	MOTOR STARTER	TFA DIESEL TRANSFER PUMP TFA-PN005 MOTOR STARTER PID DWG TFA-16-14305-05 300HP/1760RPM/FRAME	A

S3MS4-PN9	MOTOR STARTER	TFA F.C. BOOSTER PUMP TFA-PN009 MOTOR STATER PID DWG TFA-PN009 MOTOR STARTER FOR M-650 PID DWG TFA-16-14305-23 12HP/1185RPM/-FRAME SINGLE LINE NO. 11-13916-D	A
S3MS4-PN119	MOTOR STARTER	TFA FLUSHING PUMP TFA-PN119 MOTOR STARTER PID DWG TFA-16-14305-01 7.5HP/RPM/FRAME	A
S3MS4-MX3218	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK001 MIXER (SOUTHWEST)MOTOR STARTER PID DWG TFA-16-14305-10	A
S3MS4-MX1SW	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK001 MIXER MOTOR STARTER PID DWG TFA-16-14305-10 25HP/1770RPM/284TZ FRAME	I
S3MS4-MX1N	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK001 MIXER MOTOR STARTER PID DWG TFA-16-14503-10 25HP/175,65RPM/284TC FRAME	I
S3MS4-MX3217	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK001 MIXER (SOUTH) MOTOR STARTER PID DWG TFA-16-14305-10	A
S3MS4-MX2SE	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK002 MIXER MOTOR STARTER PID DWG TFA-16-14305-11 25HP/1765RPM/-FRAME EOL DRAWING #11-13922-D	A
S3MS4-MX2N	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK002 MIXER MOTOR STARTER PID DWG TFA-16-14305-11 25HP /1770RPM/-FRAME EOL DRAWING #11-13922-D	A
S3MS4-MX3S	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK003 TANK MIXER MOTOR STARTER PID DWG TFA-16-14305-12 25HP /1750RPM/ 365S FRAME OIL DRAWING #11-13922-D	I
S3MS4-MX3N	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK003 TANK MIXER MOTOR STARTER PID DWG TFA-16-14305-12 25HP /1750RPM/—FRAME EOL DRAWING #11-13922-D	I
S3MS4-MX4N	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK004 TANK MIXER MOTOR STARTER PID DWG TFA-16-14305-12 25HP /1765RPM/ FRAME EOL DRAWING #11-13922-D	I
S3MS4-MX4S	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK004 TANK MIXER MOTOR STARTER PID DWG TFA-16-14305-12 25HP /1765RPM/284TC FRAME EOL DRAWING #11-13922-D	I
S3MS4-3195	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK118 MIXER MOTOR PID DWG TFA-16-14305-50	A
S3MS4-3194	MOTOR STARTER	TFA FUEL OIL TANK TFA-TK118 MIXER MOTORSTARTER PID DWG TFA-16-14305-50	A
S3MS5-PN113	MOTOR STARTER	TFA FUEL OIL TO DOCK LOADING PUMP TFA-PN 113 MOTOR STARTER PID DWG TFA-16-14305-50 300HP/1775RMP/8188 FRAME	A
S3MS5-PN113A	MOTOR STARTER	TFA FUEL OIL TO DOCKS TRANSFER PUMP TFA-PN113A MOTOR STARTER PID DWG TFA-16-14305-50 350HP/1775RPM/81888FRAME	A
S3MS5-PN8	MOTOR STARTER	TFA FUEL OIL TRANSFER PUMP TFA-PN008 MOTOR STARTER FOR PID DWG TFA-1614305-06 450HP 1760RPM/FRAME	A
S3MS5-PN8A	MOTOR STARTER	TFA FUEL OIL TRANSFER PUMP TFA-PN008A MOTOR STARTER PID DWG TFA-16-14305-06 450HP/1760RPM/FRAME	A
S3MS4-MX18E	MOTOR STARTER	TFA FURNACE OIL TANK TFA-TKO18 TANK MIXER MOTOR STARTER PID DWG TFA-16-14305-17 –HP/ 1750RPM/365S FRAME EOL DWG# 11-13917-D	A
S3MS4-MX18W	MOTOR STARTER	TFA FURNACE OIL TANK TFA-TK018 TANK MIXER MOTOR STARTER PID DWG TFA-16-14305-17 –HP/ 1750RPM/ 365S FRAME EOL DWG #11-13917-D	A
S3MS5-PN6	MOTOR STARTER	TFA FURNACE OIL TRANS PUMP TFA-PN006 MOTOR STARTER PID DWG TFA-16-14305-05 300HP/1760RPM/FRAME	A
S3MS4-PN89	MOTOR STARTER	TFA FURNACE OIL TRANSFER PUMP TFA-PN089 MOTOR STARTERPID DWG TFA-16-14305-34 40HP/3535RPM/324VP FRAME	A
S3MS4-PN90	MOTOR STARTER	TFA FURNACE OIL TRANSFER PUMP TFA-PN090 MOTOR STARTER PID DWG TFA-16-14305-34 40HP/3560RPM/FRAME	A
S3MS4-PN104	MOTOR STARTER	TFA FURNACE OIL TRANSFER PUMP TFA-PN104 MOTOR PID DWG TFA-16-14305-23 125HP/1775RPM/WPV445UP FRAME	A
S3MS5-PN125	MOTOR STARTER	TFA FURNACE OIL TRANSFER PUMP(COLONIAL) TFA-PN125 MOTOR STARTER PID DWG TFA-16-14305-17 600HP/1185RPM/NJ686S	A
S3MS4-PN50	MOTOR STARTER	TFA FURNACE OIL BOOSTER PUMP TFA-PN050 MOTOR STARTER PID DWG TFA-16-14305-17 150HP/1180RPM/NPV586PX FRAME SINGLE LINE NO. 11-13917-D	A
S3MS5-PN57	MOTOR STARTER	TFA FURNACE OIL BOOSTER PUMP TFA-PN057 MOTOR STARTER PID DWG TFA-16-14305-17 150HP/1180RPM/NPV586PX FRAME SINGLE LINE NO. 11-13916-D	A
S3MS5-PN126	MOTOR STARTER	TFA FURNACE OIL TRANFER PUMP (COLONIAL) TFA-PN126 MOTOR STARTER FOR M-1328 PID DWG TFA-16-14305-17 600HP/1185RPM/NJ6865 FRAME	A
S3MS5-PN60	MOTOR STARTER	TFA GASOLINE AND FURNACE OIL (LAUREL) TRANSFER PUMP TFA-PN060 MOTOR STARTER PID DWG TFA-16 14305-08 1000 HP/ 3569/3572 S88S FRAME	A
S3MS4-PN44A	MOTOR STARTER	TFA GASOLINE BLENDING PUMP TFA-PN044 MOTOR HP 100 / RPM 3560 / FRAME 40STS	A
S3MS4-PN105	MOTOR STARTER	TFA GASOLINE BLENDING PUMP TFA-PN105 MOTOR STARTER PID DWG TFA-15-1026-55 75HP / 3540RPM / 365LP FRAME	A
S3MS5-PN142	MOTOR STARTER	TFA GASOLINE BLENDING PUMP TFA-PN142 MOTOR STARTER 150 HP / 1730 RPM SINGLE LINE NO. 11-13915-D	A
S3MS4-PN143	MOTOR STARTER	TFA GASOLINE BLENDING PUMP TFA-PN143 MOTOR STARTER 100 HP SINGLE LINE NO. 11-13917-D	A
S3MS4-PN144	MOTOR STARTER	TFA GASOLINE BLENDING TFA-PN144 MOTOR 150 HP / 3550 RPM / 44STS FRAME PID DWG 15-1803-40 SINGLE LINE NO. 11-13916-D	A
S3MS4-PN145	MOTOR STARTER	TFA GASOLINE BLENDING TFA-PN145 MOTOR STARTER 50HP / 3560 RPM / NV54 FRAME PID DWG 15-1803-40 SINGLE LINE NO. 11-13916-D	A
S3MS4-PN146	MOTOR STARTER	TFA GASOLINE BLENDING TFA-PN146 MOTOR STARTER 50HP / 3560RPM / 325VP FRAME PID DWG 15-1803-40 SINGLE LINE NO. 11-13916-D	A
S3MS4-PN147	MOTOR STARTER	TFA GASOLINE BLENDING TFA-PN147 MOTOR STARTER PID DWG 15-1803-45	A

Attachment 1 to Schedule 2.2.1

S3MS5-PN148	MOTOR STARTER	TFA GASOLINE BOOSTER PUMP TFA-PN148 MOTOR STARTER PID DWG TFA-150HP/1180RPM/NPV586PX FRAME	A
S3MS5-PN114	MOTOR STARTER	TFA GASOLINE LOADING PUMP TFA-PN114 MOTOR STARTER PID DWG TFA-16-14305-46-46 300HP/1175RPM/500FSB FRAME	A
S3MS4-MX46N	MOTOR STARTER	TFA GASOLINE TANK TFA-TK046 TANK MIXER MOTOR STARTER PID DWG TFA-16-14305-33 25HP /—RPM/— FRAME EOL DWG# 11-13916-D	A
S3MS4-MX53N	MOTOR STARTER	TFA GASOLINE TANK TFA-TK053 MIXER MOTOR STARTER PID DWG TFA-16-14305-41 25HP / 1775 RPM/— FRAME EOL DWG#11-13915-D	A
S3MS4-MX14N	MOTOR STARTER	TFA GASOLINE TFA-TK014 TANK MIXER MOTOR STARTER PID DWG TFA-16-14305-14 25 HP / 1770RPM/284 TZ FRAME EOL DWG#11-13916-D	A
S3MS5-PN1	MOTOR STARTER	TFA GASOLINE TRANSFER PUMP TFA-PN001 MOTOR STARTER PID DWG TFA-16-14305-04 200HP/1760RPM/FRAME	A
S3MS5-PN2	MOTOR STARTER	TFA GASOLINE TRANSFER PUMP TFA-PN002 MOTOR STARTER PID DWG TFA-16-14305-04 200HP/ 1760RPM/FRAME	A
S3MS5-PN4	MOTOR STARTER	TFA GASOLINE TRANSFER PUMP TFA-PN004 MOTOR STARTER PID DWG TFA-16-14305-04 200HP/1760RPM/FRAME ELECTRICAL SINGLE LINE DIAGRAM NO.11-13920-D	A
S3MS4-PN14	MOTOR STARTER	TFA GASOLINE TRANSFER PUMP TFA-PN014 MOTOR STARTER PID DWG TFA-16-14305-54A 15HP/3490RPM/324 FRAME	A
S3MS4-PN54	MOTOR STARTER	TFA GASOLINE TRANSFER PUMP TFA-PN054 MOTOR STARTER PID DWG TFA-16-14305-35HP/1760RPM/NPV404PX FRAME SINGLE LINE NO. 11-13916-D	I
S3MS4-PN55	MOTOR STARTER	TFA GASOLINE TRANSFER PUMP TFA-PN055 MOTOR STARTER PID DWG TFA-16-14305-13 50HP /890RPM/FRAME SINGLE LINE NO. 11-13915-D	A
S3MS4-PN87	MOTOR STARTER	TFA GASOLINE TRANSFER PUMP TFA-PN087 MOTOR STARTER PID DWG TFA-16-14305-31 50HP/3560RPM/WPV365UP FRAME SINGLE LINE NO. 11-13915-D	A
S3MS4-PN88	MOTOR STARTER	TFA GASOLINE TRANSFER PUMP TFA-PN088 MOTOR STARTER PID DWG TFA-16-14305-31 50HP/3560RPM/WPV365UP FRAME SINGLE LINE NO. 11-31915-D	A
S3MS4-PN127	MOTOR STARTER	TFA GASOLINE TRANSFER PUMP TFA-PN127 MOTOR STARTER PID DWG TFA-16-14305-37 75HP/3560RPM/360LP FRAME SINGLE LINE NO. 11-13915-D	A
S3MS4-PN130	MOTOR STARTER	TFA GASOLINE TRANSFER PUMP TFA-PN130 MOTOR STARTER PID DWG TFA-16-14305-37 75HP/3560RPM/365LP FRAME SINGLE LINE NO. 11-31915-D	A
S3MS5-PN59	MOTOR STARTER	TFA GASOLINE(LAUREL) BOOSTER TFA-PN059 MOTOR STARTER FOR PID DWG TFA-16-14305-14 150HP/1180RPM/NPV586PV FRAME	A
S3MS5-PN7	MOTOR STARTER	TFA HARBOR PIPELINE PRODUCTS PUMP TFA-PN007 MOTOR STARTER PID DWG TFA-16-14305-07 800HP/ 3565RPM/3020SS6FRAME	A
S3MS4-PN56	MOTOR STARTER	TFA HEATING OIL TRANSFER PUMP TFA-PN052 PID DWG TFA-16-14305-37 150 HP/ 1190RPM/447LP FRAME	A
S3MS4-PN52	MOTOR STARTER	TFA HEATING OIL TRANSFER PUMP TFA-PN052 PID DWG TFA-16-14305-37 150 HP/1190RPM/447LP FRAME	A
S3MS4-PN47	MOTOR STARTER	TFA ISO BUTANE TRANSFER PUMP TFA-PN047 MOTOR STARTER PID DWG TFA-16-14305-61 20HP 3500RPM/326 FRAME SINGLE LINE # 11-13916-D	I
S3MS4-PN107	MOTOR STARTER	TFA KEROSENE TRANSFER PUMP TFA-PN107 MOTOR STARTER PID DWG TFA-16-14305-16 20HP/3520RPM/WPV256UP FRAME	A
S3MS4-PN64	MOTOR STARTER	TFA LPG LOADING PUMP TFA-PN064 MOTOR STARTER (NEW) 75HP/3600RPM/365LP-TE FRAME SINGLE LINE NO.11-13915-D	A
S3MS4-PN65	MOTOR STARTER	TFA LPG OFF TEST PUMP TFA-PN065 MOTOR STARTER PID DWG TFA-16-14305-63 15HP/3505RPM/254TD FRAME	A
S3MS4-PN70	MOTOR STARTER	TFA LPG RETURN PUMP TFA-PN070 MOTOR STARTER PID DWG TFA-16-14305-60 60HP/3555RPM/364HPZ FRAME SINGLE LINE NO. 11-13916-D	A
S3MS4-PN157	MOTOR STARTER	TFA N-14 CRUDE DEWATERING PUMP TFA-PN157	A
S3MS4-PN151	MOTOR STARTER	TFA NAPTHA TRANSFER PUMP TFA-PN151 MOTOR PID DWG TFA-16-14305-48 20HP/3510RPM/— FRAME	A
S3MS4-PN108	MOTOR STARTER	TFA NAPTHA TRANSFER PUMP TFA-PN108 MOTOR STARTER PID DWG TFA-15-1803-19 60HP/3540RPM/— FRAME EOL DWG# 11-13919-D	A
S3MS4-PN138	MOTOR STARTER	TFA NO. 1 PUMPHOUSE SEWAGE LIFT PUMP TFA-PN 138 PID DWG TFA-2HP/RPM/FRAME	A
S3MS4-PN35	MOTOR STARTER	TFA NO.2 PUMP HOUSE PUMP TFA-PN035 MOTOR STARTER M-0282 PID DWG TFA-16-14305-54A BALDOR/3600RPM/FRAME: 114TC EOL DWG# 11-13924-D	A
S3MS4-PN128	MOTOR STARTER	TFA RESID TO FCC UNIT FROM TANK 16 PUMP TFA-PN128 MOTOR STARTER PID DWG TFA-16-14305-21 125HP/3600RPM/444LP FRAME	A
S3MS4-PN43	MOTOR STARTER	TFA S.C BOOSTER (HARBOR) PUMP TFA-PN043 MOTOR STARTER PID DWG TFA-16-14305-38 125HP/1185RPM/ NPV585PX FRAME SINGLE LINE NO. 11-13916-D	A
S3MS4-PN139	MOTOR STARTER	TFA SULFOLANE TRANSFER PUMP TFA-PN139 MOTOR STARTER 25HP/ 3555RPM/ 365S FRAME PID DWG TFA-15-1803-46 EOL DWG# 11-13922-D	A
S3MS4-PN45	MOTOR STARTER	TFA TOLUENE TRANSFER PUMP TFA-PN045 MOTOR STARTER PID DWG TFA-16-14305-62 25HP/3550RPM/365S FRAME SINGLE LINE NO.11-13915-D	A
S3MS4-PN91	MOTOR STARTER	TFA TOLUENE TRANSFER PUMP TFA-PN091 MOTOR STARTER PID DWG TFA-16-14305-48 20HP/ 3530RPM/ — FRAME	A
S3MS4-PN117	MOTOR STARTER	TFA UNLEADED GASOLINE TRANSFER PUMP MOTOR STARTER FOR TFA-PN117 PID DWG TFA-16-14305-35 60HP/1775RPM/— FRAME SINGLE LINE NO. 11-13916-D	A
S3MS4-PN158	MOTOR STARTER	TFA-PN158 ETHANOL FROM TK51 TO SALES MOTOR STARTER PID DWG 15-1803-37	A
S3MS4-PN159	MOTOR STARTER	TFA-PN159 ETHANOL FROM TK51 TO SALES MOTOR STARTER, PID DWG 15-1803-37	A

MOV-190	MOV	MOV, TFA, MOV-190 DOC 1A BARGE/ SHIP LOADING/UNLOADING DOCK FIRE WATER PUMP MOV	A
MOV-092	MOV	MOV -092 FURNACE OIL TO HPL 16” N-600, TANKFARM EAST OF #1 PUMPHOUSE	A
MOV-093	MOV	MOV-093 KEROSENE TO HPL 16” N-345, TANKFARM EAST OF #1 PUMPHOUSE	A
MOV-711	MOV	ROTORK IQ ACTUATOR FOR THE COLONIAL PIPE-LINE	A

Attachment 1 to Schedule 2.2.1

MOV-704	MOV	ROTORK IQ ACTUATOR FOR THE COLONIAL PIPE-LINE TANK NUMBER 18 N-308 LINE	A
MOV-148	MOV	TFA ASPHALT TANK TFA-TK117 18” TANK GATE MOV-148	A
MOV-147	MOV	TFA ASPHALT TANK TFA-TK117 30” TANK GATE MOV-147	A
MOV-149	MOV	TFA ASPHALT TANK TFA-TK117 BLOCK GATE MOV-149	A
MOV-144	MOV	TFA ASPHALT TANK TFA-TK117 P-13 DISCHARGE LINE VALUE MOV-144	A
MOV-143	MOV	TFA ASPHALT TANK TFA-TK117 P-14 DISCHARGE LINE VALUE MOV-143	A
MOV-031	MOV	TFA AV JET TANK TFA-TK030 16” N-309 LINE TO TANK 30-WKM MOV-031	A
MOV-064	MOV	TFA AV JET TANK TFA-TK030 TANK GATE MOV-064	A
MOV-138	MOV	TFA BENZENE TANK TFA-TK022 MOTOR OPERATED VALVE N-361 LINE TO DOCKS NORTH	A
MOV-137	MOV	TFA BENZENE TANK TFA-TK022 MOTOR OPERATED VALVE N-361 LINE TO DOCKS SOUTH	A
MOV-026	MOV	TFA BUTANE SPHERE TFA-TK036 16” N-312 LINE BLOCK GATE MOV-026	A

MOV-030	MOV	TFA BUTANE SPHERE TFA-TK036 TANK 68 AND 69 BOOSTER PUMP DISCHARGE N-312 LINE MOV-030	A

MOV-710	MOV	TFA COLONIAL PIPE LINE	A
MOV-709	MOV	TFA COLONIAL PUMP LINE MOV-709	A
MOV-113	MOV	TFA CRUDE TANK TFA-TK010 20” CRUDE LINE BLOCK GATE TO TANKS 17-27 MOV-113	A
MOV-135	MOV	TFA CRUDE TANK TFA-TK010 20” CRUDE LINE BLOCK VALVE N-IA MOV-135	A
MOV-116	MOV	TFA CRUDE TANK TFA-TK010 20” CRUDE LINE TANK GATE N-1A MOV-116	A
MOV-104	MOV	TFA CRUDE TANK TFA-TK010 20” VPS CHARGE LINE TANK GATE N-2 MOV-104	A
MOV-105	MOV	TFA CRUDE TANK TFA-TK010 20” VPS CHARGE LINE TANK GATE N-2 MOV-105	A
MOV-107	MOV	TFA CRUDE TANK TFA-TK010 24” CRUDE LINE BLOCK GATE TO TANKS 17-27 MOV-107	A
MOV-103	MOV	TFA CRUDE TANK TFA-TK010 24” CRUDE LINE TANK GATE N-1 MOV-103	A
MOV-111	MOV	TFA CRUDE TANK TFA-TK011 20” CRUDE LINE TANK GATE N-1A MOV-111	A
MOV-115	MOV	TFA CRUDE TANK TFA-TK011 20” VPS CHARGE LINE TANK GATE N-2 MOV-115	A
MOV-109	MOV	TFA CRUDE TANK TFA-TK011 24” CRUDE LINE TANK GATE N-1 MOV-109	A
MOV-121	MOV	TFA CRUDE TANK TFA-TK012 20” CRUDE LINE TANK GATE N-1A MOV-121	A
MOV-125	MOV	TFA CRUDE TANK TFA-TK012 20” VPS CHARGE LINE TANK GATE N-2 MOV-125	A
MOV-119	MOV	TFA CRUDE TANK TFA-TK012 24” CRUDE LINE TANK GATE N-1 MOV-119	A
MOV-136	MOV	TFA CRUDE TANK TFA-TK013 20” CRUDE LINE BLOCK VALVE N-1A MOV-136	A
MOV-128	MOV	TFA CRUDE TANK TFA-TK013 20” CRUDE LINE TANK GATE N-1A MOV-128	A
MOV-134	MOV	TFA CRUDE TANK TFA-TK013 20” VPS CHARGE LINE TANK GATE N-2 MOV-134	A
MOV-130	MOV	TFA CRUDE TANK TFA-TK013 24” CRUDE LINE TANK GATE N-1 MOV-130	A
MOV-106	MOV	TFA CRUDE TANK TFA-TK017 20” N-386 TANK GATE TANK GATE CRUDE SYSTEM MOV-106	A
MOV-112	MOV	TFA CRUDE TANK TFA-TK027 20” N-386 TANK GATE CRUDE SYSTEM MOV-112	A
MOV-110	MOV	TFA CRUDE TANK TFA-TK101 20” CRUDE LINE TANK GATE N-1A MOV-110	A
MOV-114	MOV	TFA CRUDE TANK TFA-TK101 20” VPS CHARGE LINE TANK GATE N-2 MOV-114	A
MOV-108	MOV	TFA CRUDE TANK TFA-TK101 24” CRUDE LINE TANK GATE N-1 MOV-108	A
MOV-120	MOV	TFA CRUDE TANK TFA-TK102 20” CRUDE LINE TANK GATE N-1A MOV-120	A
MOV-124	MOV	TFA CRUDE TANK TFA-TK102 20” VPS CHARGE LINE TANK GATE N-2 MOV-124	A
MOV-118	MOV	TFA CRUDE TANK TFA-TK102 24” CRUDE LINE TANK GATE N-1 MOV-118	A
MOV-127	MOV	TFA CRUDE TANK TFA-TK 104 20” CRUDE LINE TANK GATE N-1A MOV-127	A
MOV-133	MOV	TFA CRUDE TANK TFA-TK 104 20” VSP CHARGE LINE TANK GATE N-2 MOV-133	A
MOV-129	MOV	TFA CRUDE TANK TFA-TK 104 24” CRUDE LINE TANK GATE N-1 MOV-129	A
MOV-170	MOV	TFA CRUDE TANK TFA-TK 105 EAST 20” CRUDE LINE TANK GATE N-1A	A
MOV-171	MOV	TFA CRUDE TANK TFA-TK 105 MIDDLE 24” CRUDE LINE TANK GATE N-1	A
MOV-172	MOV	TFA CRUDE TANK TFA-TK 105 WEST 20” VPS CHARGE LINE TANK GATE N-2	A
MOV-001	MOV	TFA FCCU FEED TANK TFA-TK 404 TANK TK-404 N-343 LINE VALVE MOV-001	A
MOV-614	MOV	TFA FCCU FEED TANK TFA-TK 404 N-343 TO N-600 LINE MOV	A
MOV-712	MOV	TFA FISHER CONTROL VALVE FOR THE GASOLINE PIPE-LINE	A
MOV-146	MOV	TFA FUEL OIL TANK TFA-TK116 TANK 18” TANK GATE MOV-146	A
MOV-145	MOV	TFA FUEL OIL TANK TFA-TK116 TANK 30” TANK GATE MOV-145	A
MOV-142	MOV	TFA FUEL OIL TANK TFA-TK118 18” TANK GATE MOV-142	A
MOV-141	MOV	TFA FUEL OIL TANK TFA-TK118 30” TANK GATE MOV-141	A
MOV-140	MOV	TFA FUEL OIL TANK TFA-TK119 18” TANK GATE MOV-140	A
MOV-139	MOV	TFA FUEL OIL TANK TFA-TK119 30” TANK GATE MOV-139	A
MOV-676	MOV	TFA FULL RANGE NAPTHA TANK TFA-TK55 10” -CAF1508 TO/FROM TFA-TK39	A
MOV-607	MOV	TFA FURNANCE OIL TANK TFA-TK018 MOTOR OPERATED VALVE	A
MOV-610	MOV	TFA FURNANCE OIL TANK TFA-TK018 MOTOR OPERATED VALVE	A
MOV-611	MOV	TFA FURNANCE OIL TANK TFA-TK018 MOTOR OPERATED VALVE	A
MOV-612	MOV	TFA FURNANCE OIL TANK TFA-TK018 MOTOR OPERATED VALVE	A
MOV-609	MOV	TFA FURNANCE OIL TANK TFA-TK018 MOTOR OPERATED VALVE	A
MOV-067	MOV	TFA FURNANCE OIL TANK TFA-TK018 SUCTION TO LAURAL LAURAL PIPE LINE BOOSTER PUMP FURNACE OIL MOV-067	A
MOV-073	MOV	TFA FURNANCE OIL TANK TFA-TK018 TANK 10” N-348 TO 16” N-309 MOV-073	A
MOV-155	MOV	TFA FURNANCE OIL TANK 16” N-70 JUMP OVER TO N345 MOV-155	A
MOV-070	MOV	TFA FURNANCE OIL TANK TFA-TK018 TANK 16” N-70 TO 16” N-309 MOV-070	A

MOV-011	MOV	TFA FURNANCE OIL TANK TFA-TK018 TANK DISCHARGE FROM N-600 TO N-69 NO. 2 FURNANCE MOV-011	A

MOV-061	MOV	TFA FURNANCE OIL TANK TFA-TK018 TANK LAUREL PIPE LINE TANK GATE MOV-061	A
MOV-012	MOV	TFA FURNANCE OIL TANK TFA-TK018 TANK N-600 LINE DISCHARGE TO DOCKS MOV-012	A
MOV-007	MOV	TFA FURNANCE OIL TANK TFA-TK018 TANK N-600 LINE TO TANK 18 MOV-007	A
MOV-066	MOV	TFA FURNANCE OIL TANK TFA-TK018 TANK NO. 1 FURNANCE N-70 BLOCK GATE MOV-066	A

MOV-078	MOV	TFA FURNANCE OIL TANK TFA-TK018 TANK SUCTION TO HARBOR PIPE LINE BOOSTER KERO/AVJET MOV-078	A

MOV-074	MOV	TFA FURNANCE OIL TANK TFA-TK018 TANK SUCTION TO LAURAL PIPE LINE BOOSTER PUMP-KERO/AVJET MOV-074	A

MOV-009	MOV	TFA FURNANCE OIL TANK TFA-TK018 TANK SUCTION TO PN-125 PUMP- EAST PUMP MOV-009	A

Attachment 1 to Schedule 2.2.1

MOV-010	MOV	TFA FURNACE OIL TANK TFA-TK018 TANK SUCTION TO PN-126 PUMP = WEST PUMP MOV-010	A

MOV-608	MOV	TFA FURNACE OIL TANK TFA-TK019 MOTOR OPERATED VALVE N-309 LINE TANK GATE MOV-059	A

MOV-059	MOV	TFA FURNACE OIL TANK TFA-TK019 TANK N-309 LINE TANK GATE MOV-059	A
MOV-008	MOV	TFA FURNACE OIL TANK TFA-TK019 TANK N-600 LINE TANK 19 MOV-008	A
MOV-605	MOV	TFA FURNACE OIL TANK TFA-TK028 MOTOR OPERATED VALVE N-600 LINE TO TANK 28	A
MOV-606	MOV	TFA FURNACE OIL TANK TFA-TK029 MOTOR OPERATED VALVE N-600 LINE TO TANK 29	A
MOV-006	MOV	TFA FURNACE OIL TANK TFA-TK029 N-600 LINE TO TANK 29 MOV-006	A
MOV-052	MOV	TFA FURNACE OIL TANK TFA-TK029 NO. 2 FURNACE LINE N-69 MOV-052	A
MOV-036	MOV	TFA FURNACE OIL TANK TFA-TK044 TANK COLONIAL PIPE LINE TO N-390 LINE MOV-036	A

MOV-604	MOV	TFA FURNACE OIL TANK TFA-TK044 TANK MOTOR OPERATED VALVE N-600 LINE TO TANK 44	A

MOV-004	MOV	TFA FURNACE OIL TANK TFA-TK044 TANK N-600 LINE TO TANK 44 MOV-004	A
MOV-005	MOV	TFA FURNACE OIL TANK TFA-TK064 TANK 10” N-390 LINE TO 20” N-343 MOV-005	A
MOV-014	MOV	TFA FURNACE OIL TANK TFA-TK064 TANK 12” N-306 LINE TO 20” N-343 LINE MOV-014	A
MOV-013	MOV	TFA FURNACE OIL TANK TFA-TK064 TANK DISCHARGE ON N-343 LINE MOV-013	A

MOV-016	MOV	TFA FURNACE OIL TANK TFA-TK064 TANK N-343 LINE TO N-69 LINE NO. 2 FURNACE MOV-016	A

MOV-019	MOV	TFA FURNACE OIL TANK TFA-TK064 TANK N-343 LINE TO N-70 LINE NO. 1 FURNACE MOV-019	A

MOV-602	MOV	TFA FURNACE OIL TANK TFA-TK064 TANK N-600 BLOCK GATE MOV	A
MOV-002	MOV	TFA FURNACE OIL TANK TFA-TK064 TANK N-600 BLOCK GATE MOV-002
MOV-603	MOV	TFA FURNACE OIL TANK TFA-TK064 TANK N-600 LINE TO TANK 64 MOV	A
MOV-003	MOV	TFA FURNACE OIL TANK TFA-TK064 TANK N-600 LINE TO TANK 64 MOV-003	A
MOV-076	MOV	TFA GASOLINE TANK TFA-TK014 N-344 LINE TANK GATE MOV-076	A
MOV-075	MOV	TFA GASOLINE TANK TFA-TK014 SUCTION TO SALES N-384 LINE MOV-075	A
MOV-072	MOV	TFA GASOLINE TANK TFA-TK021 16” NO.2 FIRE CHIEF LINE N-67 MOV-072	A
MOV-071	MOV	TFA GASOLINE TANK TFA-TK021 N-344 LINE TANK GATE MOV-071	A
MOV-069	MOV	TFA GASOLINE TANK TFA-TK021 SUCTION TO SALES N-384 LINE MOV-069	A
MOV-065	MOV	TFA GASOLINE TANK TFA-TK031 N-344 LINE TANK GATE MOV-065	A
MOV-060	MOV	TFA GASOLINE TANK TFA-TK031 SUCTION TO SALES N-384 LINE MOV-060	A
MOV-055	MOV	TFA GASOLINE TANK TFA-TK047 TANK 16” N-344 LINE TANK GATE MOV-055	A
MOV-058	MOV	TFA GASOLINE TANK TFA-TK047 16” NO.2 FIRE CHIEF N-67 MOV-058	A
MOV-156	MOV	TFA GASOLINE TANK TFA-TK047 TANK N-204 LINE MOV-156	A
MOV-049	MOV	TFA GASOLINE TANK TFA-TK047 TANK SUCTION TO SALES N-384 LINE MOV-049	A
MOV-038	MOV	TFA GASOLINE TANK TFA-TK049 MOTOR OPERATED VALVE 12” N-382 LINE	A
MOV-024	MOV	TFA GASOLINE TANK TFA-TK052 TANK 16” N-344 LINE VALVE MOV-024	A
MOV-025	MOV	TFA GASOLINE TANK TFA-TK053 TANK 16” N-344 LINE VALVE MOV-025	A
MOV-021	MOV	TFA GASOLINE TANK TFA-TK053 TANK 16” N-64 LINE VALVE MOV-021	A
MOV-022	MOV	TFA GASOLINE TANK TFA-TK069 TANK TK-069 16” TANK GATE N-312 LINE MOV-022	A
MOV-068	MOV	TFA JET FUEL STORAGE TANK GATE MOV-068 TANK 20	A
MOV-175	MOV	TFA JP-4 STORAGE TANK TFA-TK120 20” N-555 TANK GATE	A
MOV-177	MOV	TFA JP-4 STORAGE TANK TFA-TK121 14” N-557 DISCHARGE TO DOCKS FROM PN-116	A
MOV-176	MOV	TFA JP-4 STORAGE TANK TFA-TK121 20” N-555 TANK GATE	A
MOV-034	MOV	TFA LOW SULFUR DIESEL TANK TFA-TK048 TANK 12” N-382 LINE VALVE MOV-034	A

MOV-153	MOV	TFA LOW SULFUR DIESEL TANK TFA-TK048 TANK 16” N-64 BLOCK GATE TO TANKS 52 AND 53 MOV-153	A

MOV-151	MOV	TFA LOW SULFUR DIESEL TANK TFA-TK048 TANK 16” N-64 TO N-382 LINE FROM TANKS 52 AND 53 MOV-151	A
MOV-102	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA LAUREL PIPE LINE PUMP DISCHARGE LINE VALVE WEST OF NO. 1 PUMP HOUSE MOV-102	A
MOV-100	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE LAUREL PIPE LINE GAS SUCTION LINE VALVE WEST OF NO. 1 PUMP HOUSE MOV-100	A
MOV-094	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 10” N-348 LINE KEROSENE EAST OF NO. 1 PUMP HOUSE MOV-094	A
MOV-096	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 10” N-63 LINE UNBLENDED TO LAUREL PIPE LINE EAST OF NO. 1 PUMP HOUSE MOV-096	A
MOV-097	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 16” N-344 LINE TO LAUREL PIPE LINE EAST OF NO. 1 PUMP HOUSE TFA-PIPE	A
MOV-099	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 16” N-345 LINE FURNACE OIL TO LAUREL PIPE LINE EAST OF NO. 1 PUMP HOUSE MOV-099	A
MOV-098	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 16” N-64 LINE TO LAUREL PIPE LINE EAST OF NO. 1 PUMP HOUSE MOV-098	A
MOV-084	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 16” N-65 L/F GASOLINE WORM TYPE MOV	A
MOV-095	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 16” N-65 LINE TO LAUREL PIPE LINE EAST OF NO. 1 PUMP HOUSE MOV-095	A
MOV-080	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 16” N-65 TO HARBOR PIPE LINE WORM TYPE EAST OF NO. 1 PUMP HOUSE MOV-080	A
MOV-082	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE FURNACE AND DIESEL HEADER TO HARBOR PIPE LINE EAST OF NO. 1 PUMP HOUSE MOV-082	A
MOV-101	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE LAUREL PIPE LINE DISTILLATE SUCTION LINE VALVE WEST OF NO. 1 PUMP HOUSE MOV-101	A
MOV-083	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE LEAD FREE TO HARBOR PIPE LINE EAST OF NO. 1 PUMP HOUSE MOV-083	A
MOV- 079	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE LEAD FREE TO HARBOR PIPE LINE EAST OF NO. 1 PUMP HOUSE MOV-079	A

Attachment 1 to Schedule 2.2.1

MOV-085	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE LEAD FREE TO HARBOR PIPE LINE WORM TYPE EAST OF NO.1 PUMP HOUSE MOV-085	A

MOV-077	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE NO.1 FURNACE LINE N-70 ON PN-6	A

MOV-081	MOV	TFA MISCELLANEOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE NO.1 FURNACE N-70 LINE TO HARBOR PIPE LINE EAST OF NO.1 PUMP HOUSE MOV-081	A

MOV-503	MOV	TFA MISCELLANIOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 20” CRUDE BLOCK(D)	A

MOV-501	MOV	TFA MISCELLANIOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 20” CRUDE DISCHARGE(B)	A

MOV-502	MOV	TFA MISCELLANIOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 24” CRUDE BLOCK(C)	A

MOV-500	MOV	TFA MISCELLANIOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE 24” CRUDE DISCHARGE(A)	A

MOV-504	MOV	TFA MISCELLANIOUS PIPING WITHIN THE TANK FARM AREA TFA-PIPE SUCTION TO FLUSHING PUMP ON PLATFORM(E)	A

MOV-505	MOV	TFA MISCELLANIOUS PIPING WIHIN THE TANK FARM AREA TFA-PIPE SUCTION TO FLUSHING PUMP ON PLATFORM(F)	A

MOV-N309	MOV	TFA MOV-N309	A

MOV-023	MOV	TFA MTBE TANK TFA-TK068 TANK 16” TANK GATE N-312 LINE MOV-023	A
MOV-090	MOV	TFA N344 LINE SUCTION TO COLONIAL PIPELINE MOTORIZED VALVE MOV-090	A
MOV-089	MOV	TFA N64 LINE SUCTION TO COLONIAL PIPELINE MOTORIZED VALVE MOV-089	A
MOV-088	MOV	TFA N66 LINE SUCTION TO COLONIAL PIPELINE MOTORIZED VALVE MOV-088	A
MOV-091	MOV	TFA N66 LINE TO HARBOR PIPELINE MOTORIZED VALVE MOV-091	A
MOV-086	MOV	TFA N66 LINE TO LAUREL PIPELINE MOTORIZED VALVE MOV-086	A
MOV-087	MOV	TFA N67 LINE SUCTION TO COLONIAL PIPELINE MOTORIZED VALVE MOV-087	A
MOV-403	MOV	TFA NAPHTHA TANK TFA-TK403 N-343 TANK GATE LINE	A
MOV-613	MOV	TFA NAPHTHA TANK TFA-TK403 N-343 TO N-600 LINE MOV	A
MOV-044	MOV	TFA TOLUENE TANK TFA-TK050 TANK TK-050 12” N-382 LINE VALVE MOV-044	A
MOV-152	MOV	TFA TOLUENE TANK TFA-TK050 TANK TK-050 16” N-64 LINE VALVE MOV-152	A
MOV-154	MOV	TFA TOLUENE TANK TFA-TK050 TANK TK-050 N-64 LINE TO N-204 LINE MOV-154	A
S3P4-4	PANEL	200A 480V 2 POLE POWER CKT PANEL	A
S3P4-001	PANEL	480 VAC POWER PANEL AT RACK WEST OF TK 5	A
S2P3-1	PANEL	50A 120/208V PANEL FOR DOCK 3	A
S2P3-3	PANEL	50A 120/208V PANEL FOR DOCK 3	A
S2P3-2	PANEL	50A 120/208V PANEL FOR DOCK 3	A
S3P3-IP2	PANEL	INSTRUMENT POWER PANEL 120/240 VAC 12 POLE, N-14 POWER SWITCH RACK W, OF TK 118	A
S3P3-IP1	PANEL	INSTRUMENT POWER PANEL 120/240 VAC 12 POLE, RACK WEST OF TK 5	A
S3P3-LP8	PANEL	LIGHTING PANEL 120/240 VAC 10 CKT, AT TK 001 SWITCH RACK	A
S3P3-LP7	PANEL	LIGHTING PANEL 120/240 VAC 10 CKT, AT TK 116/117 SWITCH RACK	A
S3P3-LP4	PANEL	LIGHTING PANEL 120/240 VAC 10 POLE, AT TK 118 SWITCH RACK	A
S3P3-LP5	PANEL	LIGHTING PANEL 120/240 VAC 12 POLE, ATN-14 POWER SWITCH RACK W, OF TK 118	A
S3P3-LP3	PANEL	LIGHTING PANEL 120/240 VAC 12 POLE, RACK WEST OF TK 5	A
S3P3-LP6	PANEL	LIGHTING PANEL 120/240 VAC 24 POLE, AT PUMPHOUSE #1 BREAK ROOM	A
S3P3-LP2	PANEL	LIGHTING PANEL FOR 2 DOCK	A
S3P3-LP1	PANEL	LIGHTING PANEL FOR TRAILER WEST OF #1 PUMPHOUSE	A
S3P3-213	PANEL	POWER PANEL 120/240 VAC 20 POLE, PROPANE BULLETS FIRE PROTECTION PANEL	A

PIP-11182	PIPING	EAGLE POINT TO WOODBURY STATION (DISTILLATES/GASOLINE) P&ID DWG #:01068-C **DOT**(16” PIPE/40 MILES LENGTH/150F MAX TEMP LIMIT/250PSI OPERATING/346PSIG MAX OPERATING)	A

ECRA-PIPE	PIPING	ECRA MISCELLANIOUS PIPING WITHIN THE TANK FARM AREA ECRA-PIPE	A

TFA-PIPE	PIPING	PIPING TFA PROJECT TRACKING	A

PIP-11183	PIPING	TRANSCO M&R STATION TO EAGLE POINT PIPELINE (NATURAL GAS TO EP) P&ID DWG#9-5277-D **DOT** (8”PIPE/4.01 MILES LENGTH/150F MAX TEMP LIMIT/200PSIG OPERATING/250PSIG MAX OPERATING)	A

TFA-PTMAS	PRESS LOOP	BLEND HEADER MASTER PRESSURE TRANSMITTER	A
TFA-PTPH2	PRES LOOP	PUMP HOUSE 2 PRESSURE TRANSMITTER BUTANE	A

TFA-PT029	PRESS LOOP	TANK 29 PRESSURE TRANSMITTER	A

TFA-PT040	PRESS LOOP	TANK 40 PRESSURE TRANSMITTER	A

TFA-PT045	PRESS LOOP	TANK 45 PRESSURE TRANSMITTER	A

TFA-P312	PRESS LOOP	TANK 51 ETHANOL PUMP PN 158/159 DISCHARGE PRESSURE TO SALES LOOP INCLUDES, PT-312, PV-312, PC-312	A

TFA- P313	PRESS LOOP	TANK 51 FILL LINE HIGH PRESSURE LOOP INCLUDES: PSH-313, PAH-313	A

TFA-PT065	PRESS LOOP	TANK 65 PRESSURE TRANSMITTER	A

TFA-PT066	PRESS LOOP	TANK 66 PRESSURE TRANSMITTER	A

TFA-PT068	PRESS LOOP	TANK 68 PRESSURE TRANSMITTER	A

Attachment 1 to Schedule 2.2.1

TFA-PT070	PRESS LOOP	TANK 70 PRESSURE TRANSMITTER	A

TFA-PT710	PRESS LOOP	TFA PRESSURE TRANSMITTER, (COLONIAL PIPELINE NOT ON PID) PT,PI (AREA EAST OF COLONIAL PIPELINE BUILDING)	A
TFA-PT149	PRESS LOOP	TFA PRESSURE TRANSMITTER, (COLONIAL PIPELINE NOT ON PID) PT,PI (AREA EAST OF NO. 1 PUMPHOUSE, IN FIELD)	A
TFA-PAL355	PRESS LOOP	TFA-PAL355 PROPANE TANKS SHUTDOWN ISOLATION VALVES LOW SUPPLY PRESSURE, LOOP INCLUDES: PSL, PAL, (A LOCAL), PAL. DWG. NO. PID-15-1002-65	A
TFA-PDI325	PRESS LOOP	TFA-PDI325 CLAY FILTER 1168 DIFFERENTIAL PRESSURE, LOOP INCLUDES: PDI. DWG. NO. PID-15-1002-16.0	A
TFA-PDI326	PRESS LOOP	TFA-PDI326 CLAY FILTER 1167 DIFFERENTIAL PRESSURE, LOOP INCLUDES: PDI. DWG. NO. PID-15-1002-16.0	A

TFA-PI320	PRESS LOOP	TFA-PI320 FIRE WATER HEADER PRESSURE, LOOP INCLUDES: PT, PI. DWG NO. PID-15-3103-74	A

P-3110	PUMP	P-3110 GASOLINE RERUN PUMP FOR LSG OSBL P-006-01A	I
P-3111	PUMP	P-3111 RERUN TANK PUMP LSG OSBL P-006-01B	I
P-3112	PUMP	P-3112 THERMAL ETHANOL PROJECT	I
P-3113	PUMP	P-3113 THERMAL ETHANOL PROJECT	I
P-3132	PUMP	P-3132 WEST ETHANOL INJ. PUMP TFA-PNI58 TK-51 PID DWG 15-1803-37	A
P-3133	PUMP	P-3133 EAST ETHANOL INJ. PUMP TFA-PN159 TK-51 PID DWG 15-1803-37	A
P-2979	PUMP	TFA OIL CIRCULATION PUMP FOR P-2980 PID DWG 15-1026-55	A

P-0430	PUMP	TFA #2 FUEL OIL TRANSFER PUMP TFA-PN011 P-0430 PID DWG TFA-16-14305-07 (OUT OF SERVICE 10/2008)	I

P-1206	PUMP	TFA AVIATION FUEL BLENDING TFA-PN040 P-1206 PID DWG TFA-16-14305-58	I
P-1214	PUMP	TFA AVIATION FUEL BLENDING TFA-PN042 P-1214 PID DWG TFA-16-14305-58	I
P-0432	PUMP	TFA AVIATION GASOLINE TFA-PN081 PID DWG TFA-16-14305-39	I
P-0449	PUMP	TFA AVJET LOADING PUMP TFA-PN097 P-0449 (OUT OF SERVICE)	I
P-0421	PUMP	TFA AVJET TRANSFER PUMP TFA-PN003 P-0421 PID DWG TFA-16-14305-04	A

P-0350	PUMP	TFA AVJET TRANSFER PUMP TFA-PN049 P-0350 PID DWG TFA-16-14305-26 VOC TAG NO. 15892	A

P-0450	PUMP	TFA AVJET TRANSFER PUMP TFA-PN098 P-0450 PID DWG TFA-16-14305-16 VOC TAG NO. 15031 (THIS PUMP TRAVELS BUT IS IN SERVICE - 08/07)	I

P-0437	PUMP	TFA B.S.W. TRANSFER PUMP TFA-PN017 P-0437 PID DWG TFA-16-14305-13	I
P-1268	PUMP	TFA BENZENE LOADING PUMP TFA-PN069 P-1268 PID DWG TFA-16-14305-51	A
P-2978	PUMP	TFA BENZENE TRANSFER PUMP FROM TANK 22 TFA-PN045B PID NO. 15-1803-24	A
P-1292	PUMP	TFA BENZENE TRANSFER PUMP PN106 P-1292 PID DWG TFA-16-14305-48 VOC TAG NO. 06033	A
P-2038	PUMP	TFA BUNKER PUMP TFA-PN124 P-2038 PID DWG TFA-16-14305-49	A
P-1329	PUMP	TFA BUTANE GAS BLENDING INJECTION PUMP TFA-PN012B P-1329	A
P-2980	PUMP	TFA BUTANE TRANSFER PUMP P-2980 TFA-PN012A PID DWG 15-1026-55	A
P-0431	PUMP	TFA BUTANE TRANSFER PUMP TFA-PN012 P-0431 PID DWG TFA-16-14305-55	A
P-2765	PUMP	TFA BUTANE UNLOADING PUMP TFA-PN136 P-2765 PID DWG TFA-16-14305-68	A

P-2766	PUMP	TFA BUTANE VAPOR PUMP TFA-PN137 P-2766 PID DWG TFA-16-14305-68 NO PM REQUIRED AS OF 1-06	A

P-2312	PUMP	TFA CHEMICAL INJECTION PUMP TFA-PN133 P-2312 PID DWG TFA-16-14305-09	A

P-2910	PUMP	TFA COLONIAL PIPELINE BOOSTER PUMP TFA-PN149 P-2910 ***** SEE NOTE ON PAGE 6 *****	A

P-2929	PUMP	TFA COLONIAL PIPELINE FLUSHING PUMP TFA-PN150 P-2929 NEW PROJECT	A
P-2145	PUMP	TFA CRUDE BLENDING PUMP TFA-PN155 AT TANK #10 P-2145	I
P-1234	PUMP	TFA CRUDE BOOSTER PUMP TFA-PN053 P-1234 PID DWG TFA-16-14305-03	A
P-1891	PUMP	TFA CRUDE BOOSTER PUMP TFA-PN118 P-1891 PID DWG TFA-16-14305-14	I

P-1235	PUMP	TFA CRUDE FLUSHING PUMP TFA-PN051 P-1235 PID DWG TFA-16-14305-03 VOC TAG NO. D14306	A

P-1275	PUMP	TFA CRUDE INJECTION PUMP TFA-PN086 P-1275 PID DWG TFA-16-14305-11 VOC TAG NO. 14862	A

P-2157	PUMP	TFA CRUDE INJECTION PUMP TFA-PN093 P-2157 PID DWG TFA-16-14305-01 VOC TAG NO. 14736	A

P-1863	PUMP	TFA CRUDE INJECTION PUMP TFA-PN132 P-l863 PID DWG TFA-16-14305-01 VOC TAG NO. 14729	A

P-1267	PUMP	TFA CUMENE LOADING PUMP TFA-PN068 P-1267 PID DWG TFA-16-14305-48 (REMOVED FROM SERVICE 1/98)(SEE W.O.98-00123-00)	A
P-0218	PUMP	TFA CUMENE LOADING PUMP TFA-PN092 P-0218 PID DWG TFA-16-14305-48	I
P-0423	PUMP	TFA DIESEL OIL TRANSFER PUMP TFA-PN005 P-0423 PID DWG TFA-16-14305-05	A
P-0436	PUMP	TFA DIESEL OIL TRANSFER PUMP TFA-PN016 P-0436 PID DWG TFA-16-14305-54A	I

P-1273	PUMP	TFA DIESEL TO SALES LOADING PUMP TFA-PN079 P-1273 PID DWG TFA-16-14305-18 VOC TAG NO. 15444	A

P-1274	PUMP	TFA DIESEL TO SALES LOADING PUMP TFA-PN080 P-1274 PID DWG TFA-16-14305-18 VOC TAG NO. 15453	A

P-1892	PUMP	TFA FLUSHING PUMP TFA-PN119 P-l892 PID DWG TFA-16-l4305-01 VOC TAG NO. 14755	A
P-1693	PUMP	TFA FUEL BLENDING PUMP TFA-PN018 P-1693 PID DWG TFA-16-14305-56	A
P-0439	PUMP	TFA FUEL BLENDING PUMP TFA-PN019 P-0439 PID DWG TFA-16-14305-56	A
P-1744	PUMP	TFA FUEL OIL TO DOCK LOADING PUMP TFA-PN113 P-l744 PID DWG TFA-16-14305-50	A
P-1745	PUMP	TFA FUEL OIL TO DOCKS TRANSFER PUMP TFA-PN113A P-1745 PID DWG TFA-16-14305-50	A
P-0426	PUMP	TFA FUEL OIL TRANSFER PUMP TFA-PN008 P-0426 PID DWG TFA-16-14305-06	A

P-0427	PUMP	TFA FUEL OIL TRANSFER PUMP TFA-PN008A PUMP P-0427 PID DWG TFA-16-14305-06 VOC TAG NO. 14456	A

P-1233	PUMP	TFA FURNACE OIL BOOSTER PUMP TFA-PN050 P-1233 PID DWG TFA-16-14305-17 VOC TAG NO. 15165	A

P-1251	PUMP	TFA FURNACE OIL BOOSTER PUMP TFA-PN057 P-1251 PID DWG TFA-16-14305-17 VOC TAG NO. 15206	A

Attachment 1 to Schedule 2.2.1

P-1296	PUMP	TFA FURNACE OIL PUMP TFA-PN096 P-1296 (OUT OF SERVICE)	I

P-2071	PUMP	TFA FURNACE OIL TRANSFER PUMP (COLONIAL) TFA-PN125 P-2078 PID DWG TFA-16-14305-17	A

P-2079	PUMP	TFA FURNACE OIL TRANSFER PUMP (COLONIAL) TFA-PN126 P-2079 PID DWG TFA-16-14305-17	A

P-0424	PUMP	TFA FURNACE OIL TRANSFER PUMP TFA-PN006 P-0424 PID DWG TFA-16-14305-05	A
P-1278	PUMP	TFA FURNACE OIL TRANSFER PUMP TFA-PN089 P-1278 PID DWG TFA-16-14305-34	A
P-1279	PUMP	TFA FURNACE OIL TRANSFER PUMP TFA-PN090 P-1279 PID DWG TFA-16-14305-34	A

P-1428	PUMP	TFA FURNACE OIL TRANSFER PUMP TFA-PN104 P-1428 PID DWG TFA-16-14305-23 VOC TAG NO. 15299	A

P-1254	PUMP	TFA GASOLINE AND FURNACE OIL (LAUREL) TRANSFER PUMP TFA-PN060 P-1254 PID DWG TFA-16-14305-08	A

P-2948	PUMP	TFA GASOLINE BLEND HEADER SAMPLE RECOVERY PUMP P-2948 TFA-PN153 AT TANK NO. 31 PID DWG NO. PM REQUIRED AS OF 1-06	A
P-2887	PUMP	TFA GASOLINE BLENDING PUMP TFA-PN044 VOC TAG NO. 15349	A

P-2632	PUMP	TFA GASOLINE BLENDING PUMP TFA-PN105 P-2632 PID DWG TFA-15-1026-55 VOC TAG NO. 16657	A

P-2888	PUMP	TFA GASOLINE BLENDING PUMP TFA-PN142 P-2888 VOC TAG NO. 15860	A
P-2889	PUMP	TFA GASOLINE BLENDING PUMP TFA-PN143 VOC TAG NO. 15523	A
P-2890	PUMP	TFA GASOLINE BLENDING TFA-PN144 PID DWG 15-1803-40	I
P-2891	PUMP	TFA GASOLINE BLENDING TFA-PN145 PID DWG 15-1803-40	A
P-2892	PUMP	TFA GASOLINE BLENDING TFA-PN146 PID DWG 15-1803-40	A
P-2893	PUMP	TFA GASOLINE BLENDING TFA-PN147 PID DWG 15-1803-45 VOC TAG NO. 17009	A
P-1252	PUMP	TFA GASOLINE BOOSTER PUMP TFA-PN148 P-1252 PID DWG TFA VOC TAG NO. 16988	A
P-1867	PUMP	TFA GASOLINE LOADING PUMP TFA-PN114 P-1867 PID DWG TFA-16-14305-46	A
P-0419	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN001 P-0419 PID DWG TFA-16-14305-04	A
P-0420	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN002 P-0420 PID DWG TFA-16-14305-04	A
P-0422	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN004 P-0422 PID DWG TFA-16-14305-04	A
P-0433	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN013 PUMP P-0433 PID DWG TFA-16-14305-55	I
P-0434	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN014 P-0434 PID DWG TFA-16-14305-54A	I

P-1245	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN054 P-1245 PID DWG TFA-16-14305-35 VOC TAG NO. 06267	A

P-1249	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN055 P-1249 PID DWG TFA-16-14305-13 VOC TAG NO. 15293	A

P-1277	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN087 P-1277 PID DWG TFA-16-14305-31	A

P-1272	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN088 P-1272 PID DWG TFA-16-14305-26 VOC TAG NO. 15881	A

P-2630	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN127 P-2630 PID DWG TFA-16-14305-37	A
P-2631	PUMP	TFA GASOLINE TRANSFER PUMP TFA-PN130 P-2631 PID DWG TFA-16-14305-37	A

P-1253	PUMP	TFA GASOLINE(LAUREL)BOOSTER PUMP TFA-PN059 P-1253 PID DWG TEA-16-14305-14 VOC TAG NO. 14968	A

P-2539	PUMP	TFA HARBOR PIPELINE PRODUCTS PUMP TFA-PN007 P-2539 PID DWG TFA-16-14305-07	A

P-2602	PUMP	TFA HEATING OIL TRANSFER PUMP TFA-PN052 P-2602 PID DWG TFA-16-14305-37 VOC TAG NO. 15930	A

P-1264	PUMP	TFA INHIBITOR INJECTION PUMP TFA-PN129 P-1264 PID DWG TFA-16-14305-09	A
P-1265	PUMP	TFA INHIBITOR UNLOADING PUMP TFA-PN066 P-1265 PID DWG TFA-16-14305-58	I

P-1208	PUMP	TFA ISO BUTANE TRANSFER PUMP TFA-PN047 P-1208 PID DWG TFA-16-14305-61 VOC TAG NO. 16414	A

P-1276	PUMP	TFA KEROSENE TRANSFER PUMP TFA-PN078 P-1276 PID DWG TFA-16-14305-31	A
P-1935	PUMP	TFA LPG LOADING PUMP TFA-PN064 P-1935 PID DWG TFA-16-14305-63	A

P-2852	PUMP	TFA LPG LOADING PUMP TFA-PN064 P-2852 (NEW) PID DWG 15-1026-63 (IN STORAGE SPARE - 5/08)	I

P-2223	PUMP	TFA LPG OFF TEST PUMP TFA-PN065 P-2223 PID DWG TFA-16-14305-63	A
P-2036	PUMP	TFA LPG RETURN PUMP TFA-PN070 P-2036 PID DWG TFA-16-14305-60	A

P-3034	PUMP	TFA N-14 CRUDE DEWATERING LINE BOOSTER PUMP TFA-PN157 (NEW INSTALLATION 07/2008)	A

P-1651	PUMP	TFA NAPHTHA TRANSFER PUMP TFA-PN151 P-1651 PID DWG TFA-16-14305-48 VOC TAG NO. 15826	I

P-1429	PUMP	TFA NAPTHA TRANSFER PUMP TFA-PN108 P-1429 PID DWG TFA-15-1803-19 VOC TAG NO. 15320	I

P-3233	PUMP	TFA NO. 1 PUMFHOUSE SEWAGE LIFT PUMP TFA-PN138 P-2817 PID DWG TFA- OPERATIONS PM	A

P-2817	PUMP	TFA NO. 1 PUMPHOUSE SEWAGE LIFT PUMP TFA-PN138 P-2817 PID DWG TFA- OPERATIONS PM	I

P-0781	PUMP	TFA NO.2 PUMP HOUSE PUMP TFA-PN035 PUMP P-0781 PID DWG TFA-16-14305-54A	A
P-2864	PUMP	TFA RAIN WATER DRAW OFF PUMP TFA-PN141 P-2864	A
P-2540	PUMP	TFA RESID TO FCC UNIT FROM TANK 16 PUMP TFA-PN128 P-2540 PID DWG TFA-16-14305-21	A
P-0799	PUMP	TFA S.C. BOOSTER (HARBOR) PUMP TFA-PN043 P-0799 PID DWG TFA-16-14305-38	A
P-2764	PUMP	TFA SALES KERO FUEL PUMP TFA-PN152 P-2764 PID DWG TFA-	A
P-0435	PUMP	TFA SULFOLANE TRANSFER PUMP TFA-PN139 P-0435 PID DWG TFA-15-1803-46	A
P-0453	PUMP	TFA SUMP PUMP TFA-PN033 P-0453 PID DWG TFA-16-14305-54A	A
P-1219	PUMP	TFA TANK TEST PUMP TFA-PN048 P-1219 NOT ON PID - PORTABLE PUMP	A

P-1280	PUMP	TFA TOLUENE TRANSFER PUMP TFA-PN091 P-1280 PID DWG TFA-16-14305-48 VOC TAG NO. 06154	A

P-3021	PUMP	TFA TOLUENE GAS BLENDING PUMP P-3021 TFA-PN156 AT TANK N0.31 PID DWG	A
P-1250	PUMP	TFA TOLUENE TRANFER PUMP TFA-PN056 P-1250 PID DWG TFA-16-14305-37	A
P-1431	PUMP	TFA TOLUENE TRANSFER PUMP TFA-PN045 P-1431 PID DWG TFA-16-14305-62	I

P-2032	PUMP	TFA TOLUENE TRANSFER PUMP TFA-PN045A P-2032 PID DWG TFA-16-14305-62 OPERATIONS PM	I

Attachment 1 to Schedule 2.2.1

P-0428	PUMP	TFA TRANSFER BOOSTER PUMP TFA-PN009, PUMP P-0428 PID DWG TFA-16-14305-23	A
P-2267	PUMP	TFA TRAVELLING MUD PUMP NOT ON PID	A
P-1494	PUMP	TFA TRUCK SCALE SUMP PUMP TFA-PN063 P-1494 NOT ON PID NO PM REQUIRED AS OF 1-06	I
P-1256	PUMP	TFA WASTE OIL PUMP TFA-PN062 P-l256 (OUT OF SERVICE) NOT ON PID	I

P-1426	PUMP	TFA XYLENE TRANSFER PUMP TFA-PN103 P-1426 PID DWG TFA-16-14305-22 VOC TAG NO. 06154	A

P-1888	PUMP	TFA XYLENETRANSFER PUMP TFA-PN117 P-1888 PID DWG TFA-16-14305-35 VOC TAG NO. 06291	I

RV-250272	RELIEF VALVE	RV-250272 TFA STEAM STATION ( E-20 FRACT ) RELIEF VALVE ( 4”x6” - SET@150PSI ) PID DWG ICP-16-14514-33	A

RV-250493	RELIEF VALVE	RV-250493 RELIEF VALVE TFA #2 PUMP HOUSE BUTANE TRUCK LOADING. (3/4” x 1” / SET @ 350PSI)	A

RV-250494	RELIEF VALVE	RV-250494 RELIEF VALVE FOR BUTANE TRUCK LOADING #2 PUMP HOUSE TFA (3/4” X 1” / SET @ 350PSI)	A

RV-250495	RELIEF VALVE	RV-250495 THERMAL RELIEF VALVE FOR GASOLINE COMPONENT RECEIVING LINE	I

RV-250496	RELIEF VALVE	RV-250496 THERMAL RELIEF FOR GASOLINE COMPONENT RECEIVING LINE	I

RV-250498	RELIEF VALVE	RV-250498 PSV OFF LINE 8 INCH CAA-3340-NI. (3/4” x 1” /SET@150PSI)	A

RV-250510	RELIEF VALVE	TFA 0-114-24” FUEL OIL LINE TO TANK 118 RV-250510 (1”x 1” / 150PSI)	A

RV-250149	RELIEF VALVE	TFA 10”N403 LINE (NAPHTHA) AT TANK 22 RELIEF VALVE (l” x 1”- SET@ 150PSI) PID DWG TFA-I6-14305-24	I

RV-250150	RELIEF VALVE	TFA 14-N361 LINE (BENZENE) AT TANK 22 RELIEF VALVE (1” x 1” - SET@ 150PSI) PID DWG TFA-I6-I4305-24	A

RV-250279	RELIEF VALVE	TFA 18” FURNACE OIL LINE AT TANK 403 RELIEF VALVE (3/4” X 1”- SET@ 70 PSI) PID DWG TFA-I6-14305-44	A

RV-250285	RELIEF VALVE	TFA 24”N600 LINE PUMP TFA-PN125 & PN126 (FURNACE OIL) RELIEF VALVE RV-250285 (3/4” x 1” - SET @ 150PSI) PID DWG TFA-16- 14305-17	A

RV-250286	RELIEF VALVE	TFA 24-N6002 LINE (FURNACE OIL) TIE-IN AT TANK 44 (1” x 1” - SET @ 70PSI) PID DWG TFA-16-14305-29	A

RV-250164	RELIEF VALVE	TFA 30” LINE F/C WEST OF PUMP AT TANK 117 ON WALKWAY NORTHWEST SIDE OF PLATFORM RELIEF VALVE PID DWG TFA-16- 14305-50 (3/4” x 1”- SET @165PSI)	A

RV-250509	RELIEF VALVE	TFA BENZENE LINE (O-N364-6”-J15C) TO TANK #22 TFA-TK022 P&ID DWG 15-24 (1” x 1”/ I50PSI)	I

RV-250118	RELIEF VALVE	TFA BENZENE LINE NEAR TANK 113 RELIEF VALVE (3/4” x 1” - SET @ 25 PSI) PID DWG TFA-16-14305-47	A

RV-250173	RELIEF VALVE	TFA BENZENE PUMP TFA-PN069 DISCHARGE RELIEF VALVE (3/4” x 1”- SET@ I35PSI)PID DWG TFA-16-14305-51	A

RV-250312	RELIEF VALVE	TFA BENZENE TANK TFA-TK112 N420 LINE RELIEF VALVE (3/4” x 1” - SET@115PSI) PlD DWG TFA-l6-14305-47 (OPERATIONS)	A

RV-250252	RELIEF VALVE	TFA BUNKER PUMP TFA-PN124 RELIEF VALVE RV-250252 (3/4” x 1” - SET @ 165PSI) PID DWG TFA-16-14305-49	A

RV-250253	RELIEF VALVE	TFA BUNKER PUMP TFA-PN124 RELIEF VALVE RV-250253 (3/4” x 1” - SET @ 165PSI) PID DWG TFA-16-14305-49	A

RV-250424	RELIEF VALVE	TFA BUTANE LOADING LINE TO DOCK NO.IA RELIEF VALVE PID DWG TFA- (3/4” x 1” - SET @ 25 PSI) PER COASTGUARD REG.33CFR127	A

RV-250420	RELIEF VALVE	TFA BUTANE LOADING LINE TO DOCK NO. 1A RELIEF VALVE PID DWG TFA- 15-1803- 14 (3/4” x 1”- SET@ 25 PSI) PER COASTGUARD REG.33CFR127 MAX. CYCLE	I

RV-250418	RELIEF VALVE	TFA BUTANE LOADING LINE TO DOCK NO.IA RELIEF VALVE RV-250418 PID DWG TFA-15-1803-14 (3/4” x 1” - SET @ 25 PSI) PER COASTGUARD REG. 33CFR127	A

RV-250014	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK035 RELIEF VALVE (4” x 6” - SET @ 75 PSI) PID DWG TFA-16-14305-60	A

RV-250306	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK035 RELIEF VALVE (4” x 6”/ SET @ 75 PSI) PID DWG TFA-16-14305-60	A

RV-250020	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK035 RELIEF VALVE PID DWG TFA-16-14305-60 (6” x 8” - SET @ 0.1 VAC.)	A

RV-250022	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK035 RELIEF VALVE PID DWG TFA-16-14305-60 (6” x 8” SET @ 0.1 VAC.)	A

RV-250021	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK036 RELIEF VALVE RV-250021 (6” x 8” - SET @ 0.1 VAC.) PID DWG TFA-16-14305-61	A
RV-250023	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK036 RELIEF VALVE RV-250023 (6” X 8” - SET @ 0.1 VAC ) PID DWG TFA-16-14305-61	A

RV-250304	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK036 RELIEF VALVE RV-250304 (4” x 6” - SET @ 75 PSI) PID DWG TFA-16-14305-61	A

RV-250363	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK036 RELIEF VALVE RV-250363 (4” x 6” - SET @ 75PSI) PID DWG TFA-16- 14305-61	A

RV-250024	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK037 RELIEF VALVE RV-250024 (6” x 8” - SET @ 0.1 VAC.) PID DWG TFA-16-14305 -61	A
RV-250025	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK037 RELIEF VALVE RV-250025 PID DWG TFA-16-14305-61 (6” x 8” - SET @ 0. 1 VAC.)	A

RV-250447	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK037 RELIEF VALVE RV-250447 (4” x 6” - SET @ 75 PSI) PID DWG TFA-16- 14305-61	A

RV-250471	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK037 RELIEF VALVE RV-250471 (4”x6” - SET@75PSI) PID DWG TFA-16-14305-61	A

RV-250028	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK058 RELIEF VALVE RV-250028 PID DWG TFA-16-14305-59 (6” x 8” - SET @ 0.1 VAC.)	A

Attachment 1 to Schedule 2.2.1

RV- 250029	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK058 RELIEF VALVE RV-250029 PID DWG TFA-16-14305-59 (6” x 8” - SET @ 0.1 VAC.)	A
RV-250446	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK058 RELIEF VALVE RV-250446 (4” x 6” - @75PSI) PID DWG TFA-16-14305-59 (OFF/ON DO BOTH SAME TIME)	A
RV-250477	RELIEF VALVE	TFA BUTANE SPHERE TFA-TK058 RELIEF VALVE RV-250477 (4” x 6” - SET @ 75 PSI) PID DWG TFA-16-14305-59 (OFF/ON DO BOTH SAME TIME)	A
RV-250512	RELIEF VALVE	TFA BUTANE SPHERES ROTATIONAL VALVE FOR USE IN LOCATIONS: 15-086, 15-087, 15-100, 15-101, 15-102,15-103, 15-084, 15-085 (4” x 6” / SET @ 75 PSI)	A
RV-250513	RELIEF VALVE	TFA BUTANE SPHERES ROTATIONAL VALVE FOR USE IN LOCATIONS: 15-086, 15-087, 15-100, 15-101, 15-102, 15-103, 15-084, 15-085 (“4 x 6” / SET @ 75PSI)	A

RV-250067	RELIEF VALVE	TFA BUTANE UNLOADING No. 2 PUMP HOUSE RELIEF VALVE (3” x 4” - SET @ 75PSI) PID DWG TFA-16-14305-68	A

RV-250027	RELIEF VALVE	TFA CLAY FILTER TFA-D103 RELIEF VALVE RV-250027 (4” x 6” - SET @ 70 PSI) PID DWG TFA-16-14305-16	A

RV-250522	RELIEF VALVE	TFA CRUDE STORAGE TANK TFA-TK117 RELIEF VALVE PID DWG 15-1803-49 (1” x 1” / SET @ 150PSIG)	A

RV-250185	RELIEF VALVE	TFA CRUDE TANK TFA-TK101 6” N14 LINE RELIEF VALVE (1/2” x 1” - SET @ 145PSI) PID DWG TFA 15-1803-02	A

RV-250183	RELIEF VALVE	TFA CRUDE TANK TFA-TK105 20” N2 CHARGE LINE RELIEF VALVE RV-250183 (1/2” x 1”- SET @145PSI) PID DWG TFA-16-14305-01	A
RV-250182	RELIEF VALVE	TFA CRUDE TANK TFA-TK105 20” N2A LINE RELIEF VALVE (1/2” x 1” - SET @145 PSI) PID DWG TFA-16-14305-01	A

RV-250181	RELIEF VALVE	TFA CRUDE TANK TFA-TK105 20” N2A LINE RELIEF VALVE (3/4” x 1” - SET @ 100PSI) PID DWG TFA-16-14305-01	A

RV-250184	RELIEF VALVE	TFA CRUDE TANK TFA-TK105 24” N1 LINE RELIEF VALVE (1/2” x 1” - SET @ 145PSI) PID DWG TFA-16-14305-01	A

RV-250335	RELIEF VALVE	TFA CRUDE TANK TFA-TK117 RELIEF VALVE RV-250335 PID DWG 15-1803-49 (1” x 1” / SET @150PSIG)	A

RV-250521	RELIEF VALVE	TFA CRUDE TANK TFA-TK117 RELIEF VALVE RV-250521 PID DWG 15-1803-49 (1” x 1” / SET @150PSIG)	A

RV-250066	RELIEF VALVE	TFA CUMENE PUMP TFA-PN092 DISCHARGE RELIEF VALVE (1/2” x 3/4”) SET @125PSI) PID DWG TFA-15-1803-48	A

RV-250508	RELIEF VALVE	TFA DISCHARGE TO TANK 112 RELIEF VALVE RV-250508 P&ID DWG #15-47 (3/4” x 1” / 115PSI)	I

RV-250379	RELIEF VALVE	TFA FCC FEED TANK 9 TFA-TK009 RELIEF VALVE PID DWG TFA-16-14305-10 (3/4” x 1” - SET @ 260PSI)	A

RV-250533	RELIEF VALVE	TFA FLARE SYSTEM NITROGEN SYSTEM FOR EP IDLING RELIEF VALVE (3/4” x 1” / SET@ 20PSI)	A

RV-250534	RELIEF VALVE	TFA FUEL GAS SYSTEM NITROGEN SYSTEM FOR EP IDLING RELIEF (3/4” x 1” / SET @ 20PSI)	A

RV-250153	RELIEF VALVE	TFA FUEL OIL PUMP TFA-PN113A RELIEF VALVE (3/4” x 1” - SET @ 165PSI) PID DWG TFA-16-14305-50	A

RV-250156	RELIEF VALVE	TFA FUEL OIL TANK TFA-TK116 TANK INLET LINE RELIEF VALVE RV-250156 (3/4” x 1” SET @ 165PSI) PID DWG TFA-16-14305-49	A
RV-250161	RELIEF VALVE	TFA FUEL OIL TANK TFA-TK116 TANK OUTLET LINE RELIEF VALVE RV-250161 (3/4” x 1” - SET @ 165PSI) PID DWG TFA-16-14305-49	A
RV-250155	RELIEF VALVE	TFA FUEL OIL TRANSFER LINE WEST OF TANK 117 TFA-PIPE RELIEF VALVE RV-250155 (3/4” x 1” - SET @ 165PSI) PID DWG TFA-16-14305-49	A
RV-250162 RV-250154	RELIEF VALVE RELIEF VALVE

TFA FUEL OIL TRANSFER PUMP TFA-PN113 (NORTH) DISCHARGE LINE RELIEF VALVE RV-250162 (3/4” x 1” - SET @ 165PSI) PID DWG TFA-16-14305-50

TFA FUEL OIL TRANSFER PUMP TFA-PN113A (SOUTH) DISCHARGE LINE RELIEF VALVE RV-250154 (3/4” x 1” - SET @ 165PSI) PID DWG TFA-16-14305-50

A
RV-250163	RELIEF VALVE	TFA FUEL OIL TRANSFER PUMP TFA- PN113A DISCHARGE LINE AFTER BLOCK VALVE RELIEF VALVE RV-250163 (3/4” x 1” - SET @ 165PSI) PID DWG TFA-16-143065-50	A
RV-250529	RELIEF VALVE	TFA FUEL OIL TRANSFER PUMP TFA-PN113A SUCTION LINE RELIEF VALVE (3/4” x 1” - SET @ 165 PSI) PID DWG TFA-16-14305-50	A
RV-250157	RELIEF VALVE	TFA FUEL OIL TRANSFER PUMP TFA-PN113A SECTION LINE RELIEF VALVE RV-250157 (3/4” x 1” - SET @ 165PSI) PID DWG TFA-16-14305-50	I

RV-250095	RELIEF VALVE	TFA FURNACE OIL TANK TFA-TK401 RELIEF VALVE (1” X 1” - SET @ 150 PSI) PID DWG TFA-16-14305-43	A

RV-250070	RELIEF VALVE	TFA GAS OIL LINE AT TANK 60 RELIEF VALVE RV-250070 (1” x 1” - SET @ 100 PSI) PID DWG TFA-16-14305-26	A

RV-250071	RELIEF VALVE	TFA GAS OIL LINE AT TANK 60 RELIEF VALVE RV-250071 (1” x 1” - SET @ 100 PSI) PID DWG TFA-16-14305-26	A

RV-250072	RELIEF VALVE	TFA GAS OIL LINE AT TANK 61 RELIEF VALVE RV-250072 (1” x 1” - SET @ 100PSI) PID DWG TFA-16-14305-26	A

RV-250073	RELIEF VALVE	TFA GAS OIL LINE AT TANK 61 RELIEF VALVE RV-250073 (1” x 1” - SET @ 100PSI) PID DWG TFA-16-14305-26	A

RV-250423	RELIEF VALVE	TFA GASOLINE COMP. LOADING LINE TO DOCK NO. 1A RELIEF VALVE PID DWG DOC-30-1011-13 (3/4” x 1”- SET @25 PSI) PER COASTGUARD REG.33CFR1217	A
RV-250422	RELIEF VALVE	TFA GASOLINE COMP. LOADING LINE TO DOCK NO. 1A RELIEF VALVE PID DWG DOC-30-1011-14 (3/4” x 1” - SET @ 25 PSI) PER COASTGUARD REG.33CFR127	A
RV-250374	RELIEF VALVE	TFA GASOLINE TANK TFA-TK070 RELIEF VALVE PRODUCT PIPELINE (3/4” x 1” - SET @150PSI) PID DWG TFA 16-14305-27 (OPERATIONS)	A

RV-250455	RELIEF VALVE	TFA GASOLINE TO DOCK NO 2 N 76 LINE RV-250455 (3/4” x 1” SET @ 150 PSI) PID DWG DOC 15-1026-04	A

RV-250013	RELIEF VALVE	TFA JET FUEL CLAY FILTER RELIEF VALVE TFA-D107 (3” x 4” - SET @ 100PSI) PID DWG TFA-16-14305-16	A

Attachment 1 to Schedule 2.2.1

RV-250172	RELIEF VALVE	TFA JP-4 STORAGE TANK TFA-TK121 AND TFA-TK120 SUCTION TO PUMP LINE RELIEF VALVE RV-250172 (3/4” x 1”)- SET @ 165PSI) PID DWG TFA-16-14305-46	A
RV-250171	RELIEF VALVE	TFA JP-4 STORAGE TANK TFA-TK121 SUCTION LINE RELIEF VALVE RV-250171(3/4”x1” - SET @ 75PSI) PID DWG TFA-16-14305-46	A
RV-250170	RELIEF VALVE	TFA JP-4 TANK TFA-TK120 SUCTION LINE RELIEF VALVE RV-250170(3/4”x1” - SET @ 75PSI) PID DWG TFA-16-14305-46	A

RV-250383	RELIEF VALVE	TFA KEROSENE PUMP AROUND SYSTEM RELIEF VALVE (3/4”x1” - SET @ 150PSI) PID DWG TFA-16-14305-05A	A

RV-250108	RELIEF VALVE	TFA LPG LINE (VENT LINE) NORTH VALVE NORTH OF TFA-TK090 TFA-PIPE RELIEF VALVE RV-250108(1”x1”-SET @ 500PSI) PID DWG TFA-16-14305-64	A

RV-250105	RELIEF VALVE	TFA LPG LOADING RACK AT No.2 PUMP HOUSE RELIEF (1”x1” - SET @ 500PSI) PID DWG TFA-16-14305-67	A

RV-250431	RELIEF VALVE	TFA LPG NORTH PUMP MANIFOLD EAST VALVE (WEST BANK) EAST OF BULLETS TFA-PIPE RELIEF VALVE RV-250431 (1”x1”- SET @ 525PSI) PID DWG TFA-16-14305-63	A

RV-250432	RELIEF VALVE	TFA LPG NORTH PUMP MANIFOLD WEST VALVE (WEST BANK) EAST OF BULLETS TFA-PIPE RELIEF VALVE RV-250432 (1”x1”- SET @ 500PSI) PID DWG TFA-16-14305-63	A

RV-250098	RELIEF VALVE	TFA LPG PROPANE VAPORIZER AT No. 2 PUMP HOUSE (2”x3” - SET @ 250PSI) PID DWG TFA-16-14305-67	A

RV-250125	RELIEF VALVE	TFA LPG RETURN PUMP TFA-PN070 DISCHARGE LINE NORTH RELEIF VALVE RV-250125 (3/4”x1”- SET @ 525PSI) PID DWG TFA-16-14305-60	A
RV-250124	RELIEF VALVE	TFA LPG RETURN PUMP TFA-PN070 DISCHARGE LINE SOUTH RELEIF VALVE RV-250124 (3/4”x1”- SET @ 525PSI) PID TFA-16-14305-60	A
RV-250282	RELIEF VALVE	TFA LPG RETURN PUMP TFA-PN070 DISCHARGE LINE WEST RELEIF VALVE RV-250282 (3/4”x1”- SET @ 500PSI) PID DWG TFA-16-14305-60	A
RV-250127	RELIEF VALVE	TFA LPG RETURN PUMP TFA-PN070 DISCHARGE MANIFOLD (3/4”x1” - SET @ 525PSI) PID DWG TFA-16-14305-60 OPERATIONS	A
RV-250129	RELIEF VALVE	TFA LPG RETURN PUMP TFA-PN070 DISCHARGE MANIFOLD NORTH RELIEF VALVE RV-250129 (3/4”x1” - /SET @ 525PSI) PID DWG TFA-16-14305-60	A
RV-250128	RELIEF VALVE	TFA LPG RETURN PUMP TFA-PN070 DISCHARGE MANIFOLD SOUTH RELIEF VALVE RV-250128 (3/4”x1” - SET @ 525PSI) PID DWG TFA-16-14305-60	A
RV-250130	RELIEF VALVE	TFA LPG SOUTH PUMP MANIFOLD EAST VALVE EAST OF BULLETS TFA-PIPE RELIEF VALVE RV-250130 (3/4”x1”- SET @ 500 PSI) PID DWG TFA-16-14305-63	A
RV-250132	RELIEF VALVE	TFA LPG SOUTH PUMP MANIFOLD MIDDLE WEST VALVE EAST OF BULLETS TFA-PIPE RELIEF VALVE RV-250132 (1”x1” - SET @ 500 PSI) PID DWG TFA-16-14305-63	A
RV-250139	RELIEF VALVE	TFA LPG SOUTH PUMP MANIFOLD WEST VALVE EAST OF BULLETS TFA-PIPE RELIEF VALVE RV-250139 (1”x1” - SET @ 500PSI) PID DWG TFA-16-14305-63	A
RV-250461	RELIEF VALVE	TFA N-12 LINE TANK 28 RELIEF VALVE RV-25046 (3/4”X1” SET @ 150 PSI ) PID DWG DOC 15-1803-18 NEW PROJECT	A

RV-250523	RELIEF VALVE	TFA N-14 LINE BOOSTER PUMP TFA-PN157 RELIEF VALVE RV-250523 P&ID DWG (3/4”x1” / SET @ 150 PSIG)	A

RV-250471	RELIEF VALVE	TFA N-57 LINE DISCHARGE TO TANK 24 RELIEF VALVE RV-250478 (4”x6” - SET @ 90 PSI) PID DWG TFA-15-1803-23	A
RV-250479	RELIEF VALVE	TFA N57 LINE DISCHARGE TO TANK 24 RELIEF VALVE RV-250479 (4”x6” - SET @ 90 PSI) PID DWG TFA-15-1803-23	A
RV-250459	RELIEF VALVE	TFA N-12 SUCTION LINE TANK 28 RELIEF VALVE RV-250459(3/4”x 1” SET @ 150 PSI) PID DWG DOC 15-1803-18 NEW PROJECT	A
RV-250482	RELIEF VALVE	TFA N12 SUCTION LINE TANK 31 RELIEF VALVE RV-250482 (3/4” x 1” SET @ 50 PSI) PID DWG DOC 15-1803-15 NEW PROJECT	A
RV-250458	RELIEF VALVE	TFA N6 SUCTION LINE TANK 19 RELIEF VALVE RV-250458 (3/4” x 1” SET @ 150 PSI) PID DWG DOC 15-1803-17 NEW PROJECT	A

RV-250501	RELIEF VALVE	TFA N600 LINE AT #1 PUMPHOUSE (3/4” x 1”/SET @ 165PSI) 15-03 & 15-07	A

RV-250500	RELIEF VALVE	TFA N600 LINE AT TANK #18 (3/4” x 1”/SET @ 165PSI) P&ID #15-17	A

RV-250297	RELIEF VALVE	TFA N71 LINE (No.2 FUEL OIL) NEAR TANK 4 RELIEF VALVE (3/4” x 1” - SET @ 100 PSI) PID DWG TFA-16-14305-12	A

RV-250296	RELIEF VALVE	TFA N72 LINE (No.2 FUEL OIL) NEAR TANK 3 RELIEF VALVE (3/4” x 1” - SET @ 100 PSI) PID DWG TFA-16-14305-12	A

RV-250094	RELIEF VALVE	TFA NO.1 PUMPHOUSE INHIBITOR LINE TANK 33 (3/4” x 1” - SET @ 125PSI) PID DWG TFA-16-14305-09	A

RV-250407	RELIEF VALVE	TFA NO.2 PUMPHOUSE HOT WATER HEATER RELIEF VALVE (3/4” x 3/4” - SET @ 85PSI) NOT ON PID	A

RV-250214	RELIEF VALVE	TFA No.1 PUMP HOUSE HOT WATER HEATER RELIEF VALVE (3/4” X 3/4”-SET @ 65PSI) NOT ON PID

RV-250145	RELIEF VALVE	TFA No.2 PUMP HOUSE PETROX TANK CAR UNLOADING RELIEF VALVE RV-250145 (1-1/2” x 1-1/2” - SET @ 45PSI) NOT ON PID	A

RV-250317	RELIEF VALVE	TFA No.2 PUMPHOUSE REDUCING STEAM RELIEF VALVE (2” x 3” - SET @ 50 PSI) PID DWG TFA-16-14305-70	A

RV-250012	RELIEF VALVE	TFA No.2 SALT FILTER AT TANK 41 RELIEF VALVE (3”x 4” - SET @ 100 PSI) PID DWG TFA-16-14305-26	A

RV-250511	RELIEF VALVE	TFA 0-111-16” FUEL OIL LINE TO TANK 118 RV-250511 (1” x 1” / 150PSI)	A

RV-250530	RELIEF VALVE	TFA PN149 COLONIAL PIPELINE PUMP BLOCK VALVE RELIEF VALVE (3/4” x 1” SET @ 150 PSI ) PID DWG DOC 15-1026-17 (FLUSHING LINE)	A
RV-250460	RELIEF VALVE	TFA PN149 COLONIAL PIPELINE PUMP BLOCK VALVE RELIEF VALVE (3/4” x 1” SET @ 150 PSI ) PID DWG DOC 15-1026-17 (FLUSHING LINE) NEW PROJECT	A
RV-250462	RELIEF VALVE	TFA PN149 COLONIAL PIPELINE PUMP BLOCK VALVE RELIEF VALVE RV-250462 (3/4” x 1” SET @800 PSI) PID DWG DOC 15-1026-07 NEW PROJECT	A

Attachment 1 to Schedule 2.2.1

RV-250532	RELIEF VALVE	TFA PN149 COLONIAL PIPELINE PUMP BLOCK VALVE RELIEF VALVE RV-250532 (3/4” x 1” SET @800 PSI) PID DWG DOC 15-1026-07	A
RV-250457	RELIEF VALVE	TFA PN149 COLONIAL PIPELINE PUMP DISCHARGE RELIEF VALVE RV-250457 (1” x 1” SET @ 800 PSI) PID DWG DOC 15-1026-07	A
RV-250531	RELIEF VALVE	TFA PN149 COLONIAL PIPELINE PUMP DISCHARGE RELIEF VALVE RV-250531 (1” x 1” SET @ 800 PST) PID DWG DOC 15-1026-07	A
RV-250481	RELIEF VALVE	TFA PN149 COLONIAL PIPELINE PUMP SUCTION LOOP LINE RELIEF VALVE RV-250481 (1” x 1-1/2” SET @ 100 PSI) PID DWG DOC 15-1026-07 NEW PROJECT	A

RV-250137	RELIEF VALVE	TFA PROPANE STORAGE BULLET TANK RELIEF VALVE (1” x 1” - SET @ 500PSI) PID DWG TFA-16-14305-64	A

RV-250035	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK090 MANIFOLD NORTH RELIEF VALVE RV-250035 (4” x 6” - SET @ 250PSI) PID DWG TFA-16-14305-64	A
RV-250034	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK090 MANIFOLD SOUTH RELIEF VALVE RV-250034 (4” x 6” - SET @ 250PSI) PID DWG TFA-16-14305-64	A
RV-250140	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK090 MANIFOLD SOUTH RELIEF VALVE RV-250140 (VENT LINE) (1” x 1” - SET @ 500PSI) PID DWG TFA-16-14305-64	I
RV-250141	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK090 MANIFOLD WEST RELIEF VALVE RV-250141 (1” x 1” - SET @ 500PSI) PID DWG TFA-16-14305-64	I
RV-250135	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK091 EAST END RELIEF VALVE RV-250135 (1” x 1” - SET @ 500PSI) PID DWG TFA-16-14305-64	A
RV-250136	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK091 EAST END SALES SUCTION LINE RELIEF VALVE RV-250136 (1” x 1” - SET @ 500PSI) PID DWG TFA-16-14305-64	A
RV-250101	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK091 MANIFOLD EAST BANK NORTH VALVE RELIEF VALVE RV-250101 (1” x 1” - SET @ 500 PSI) PID DWG TFA-16-14305-64	A
RV-250100	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK091 MANIFOLD EAST RELIEF VALVE RV-250100 (1” x 1” - SET @ 500PSI) PID DWG TFA-16-14305-64	A
RV-250032	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK091 MANIFOLD NORTH VALVE RELIEF VALVE RV-250032 (4” x 6” - SET @ 250PSI) PID DWG TFA-16-14305-64	A
RV-250451	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK091 MANIFOLD SOUTH VALVE RELIEF VALVE RV-250451 (4” x 6” - SET @ 250PSI) PID DWG TFA-16-14305-64	A
RV-250103	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK091 MANIFOLD WEST BANK NORTH VALVE RELIEF VALVE RV-250103 (1” x 1” - SET @ 500 PSI) PID DWG TFA-16-14305-64	A
RV-250102	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK091 MANIFOLD WEST BANK SOUTH VALVE RELIEF VALVE RV-250102 (1” x 1” - SET @ 500PSI) PID DWG TFA-16-14305-64	A
RV-250134	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK091 WEST END EAST BANK SOUTH RELIEF VALVE RV-250134 (1” x 1” - SET @ 500 PSI) PID DWG TFA-16-14305-64	A
RV-250505	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK093 MANIFOLD RELIEF VALVE RV-250505 (4” x 6” - SET @ 250PSI) PID DWG 15-65	A
RV-250504	RELIEF VALVE	TFA PROPANE STORAGE BULLET TFA-TK093 MANIFOLD VALVE RELIEF VALVE RV-250504 (4” x 6” - SET @ 250PSI) PID DWG 15-65	A

RV-250506	RELIEF VALVE	TFA RELIEF HEADER TO TANK #219 RELIEF VALVE RV-250506 PID DWG 15-51 (3/4” x 1” / 135PSI)	A

RV-250507	RELIEF VALVE	TFA RELIEF HEADER TO TANK #219 RELIEF VALVE RV-250507 PID DWG #15-51 (3/4” x 1” / 135PSI)	A

RV-250426	RELIEF VALVE	TFA SALT FILTER TFA-D105 RELIEF VALVE (6” x 8” / SET @ 100 PSI) PID DWG TFA-16-14305-26	A

RV-250168	RELIEF VALVE	TFA SLOP OIL TANK TFA-TK340 FILL LINE RELIEF VALVE (3/4” x 1” - SET @ 150PSI) PID-14-4103-19	A

RV-250271	RELIEF VALVE	TFA STEAM TRACING WEST OF TK-118 RELIEF VALVE (3” x 4” - SET @ 150 PSI) PID DWG TFA-16-14305-69	A

RV-250526	RELIEF VALVE	TFA TANK #5 FIRE WATER TANK	A

RV-250527	RELIEF VALVE	TFA TANK #5 FIRE WATER TANK RV-250527	A

RV-250528	RELIEF VALVE	TFA TANK #5 FIRE WATER TANK RV-250528	A

RV-250099	RELIEF VALVE	TFA TANK CAR LOADING RACK RELIEF VALVE RV-250099 (1” x 1”) SET @ 500PSI) PID DWG TFA-16-14305-67	A

RV-250298	RELIEF VALVE	TFA TANK FARM NO.1 PUMP HOUSE BUILDING BLDG-152 HOT WATER HEATER (3/4” x 3/4”- SET @ 150 PSI) NOT ON PID	A

RV-250490	RELIEF VALVE	TFA TK116 30” FUEL OIL LINE TO DOCS (1”X 2” - / SET @ 130 PSI) PID DWG TFA-15-1803-49	A

RV-250064	RELIEF VALVE	TFA TOULENE / BENZENE MANIFOLD TFA-PIPE RELIEF VALVE (3/4” x 3/4” - SET @ 125 PSI) PID DWG TFA-16-14305-51	A

RV-250313	RELIEF VALVE	TFA TRV 8724 AT TANK 90 (PROPANE) RELIEF VALVE (1/4” X 1/4” - SET @ 34 PSI) PID DWG TFA-16-14305-64	I

RV-250314	RELIEF VALVE	TFA TRV 8722 AT TANK 91 (PROPANE) RELIEF VALVE (1/4” x 1/4” - SET @ 36 PSI DWG TFA-16-14305-64	I

RV-250315	RELIEF VALVE	TFA TRV 8723 AT TANK 92 (PROPANE) RELIEF VALVE (1/4” x 1/4” - SET @ 37 PSI) PID DWG TFA-16-14305-65	I

RV-250316	RELIEF VALVE	TFA TRV 8724 AT TANK 93 (PROPANE) RELIEF VALVE (1/4” x 1/4” - SET @ 37 PSI) PID DWG TFA-16-14305-65	I

RV-250109	RELIEF VALVE	TFA VAPORIZER STEAM LINE RELIEF VALVE (1-1/2” x 3” - SET @ 50PSI) PID DWG TFA-16-14305-67	A

RV-250503	RELIEF VALVE	TFA-TK092 PROPANE BULLET RELIEF VALVE (4” x 6” / SET @ 250PSI) PID DWG 15-65	A

RV-250502	RELIEF VALVE	TFA-TK092 PROPANE SPHERE RELIEF VALVE (4” x 6” / SET @ 250PSI) PID DWG 16-14305-65	A

Attachment 1 to Schedule 2.2.1

TFA-NL335A	SPECIALTY INST	TFA-NL335A FIRE WATER PUMP PN-166A ENGINE RUNNING, LOOP INCLUDING: NL. DWG. NO. PID-15-3103-74	A
TFA-NL335B	SPECIALTY INST	TFA-NL335B FIRE WATER PUMP PN-166B ENGINE RUNNING, LOOP INCLUDES: NL. DWG. NO. PID-15-3103-74	A
TFA-NL335C	SPECIALTY INST	TFA-NL335C FIRE WATER PUMP PN-166C ENGINE RUNNING, LOOP INCLUDES: NL. DWG. NO. PID-15-3103-74	A

TFA-UA354	SPECIALTY INST	TFA-UA354 LOCAL PLC/LEL DETECTION TROUBLE ALARM, LOOP INCLUDES: US, UA. DWG. NO. PID-15-1002-65	A
TFA-UA356	SPECIALTY INST	TFA-UA356 PROPANE TANKS 90, 91, 92, & 93 SHUTDOWN SYSTEM UPS TROUBLE, LOOP INCLUDES: US, UA. DWG. NO. PID-15-1002-65	A
TFA-FND	STRUCTURAL	TFA FOUNDATION - PROJECT TRACKING	A
TFA- STRUCT	STRUCTURAL	TFA STRUCTURAL - PROJECT TRACKING	A

TFA-TK111	TANK	TFA #2 FUEL OIL STORAGE TANK TK-111 EXTERNAL FLOATING ROOF 100 FT DIAMETER / 48 FT HEIGHT / 62,247 BBLS PID DWG 15-1803-48	A
TFA-TK028	TANK	TFA #2 OIL / DIESEL FUEL TANK TFA-TK028 144 FT DIAMETER / 48 FT HEIGHT / 136,354 BBLS PID DWG 15-1803-18	A
TFA-TK018	TANK	TFA #2 OIL / DIESEL FUEL TANK TFA-TK018 044 FT DIAMETER / 47 FT HEIGHT/135,243 BBLS PID DWG 15-1803-17	A
TFA-TK044	TANK	TFA #2 OIL / DIESEL TANK TFA-TK044 TANK 144 FT DIAMETER / 48 FT HEIGHT / 136,368 BBLS PID DWG 15-1803-29	A

TFA-TK030	TANK	TFA AV JET TANK TFA-TK030 144 FT DIAMETER / 40 FT HEIGHT / 113,160 BBLS PID DWG 15-1803-16	A

TFA-TK050	TANK	TFA AVIATION GAS / TOLUENE/XYLENE TFA-TK050 TANK TK-050 INTERNAL FLOATING ROOF 100 FT DIAMETER / 40 FT HEIGHT / 51,450 BBLS PID DWG 15-1803-35	A

TFA-TK060	TANK	TFA AVJET TANK TFA-TK 060 TANK 80 FT DIAMETER / 40 FT HEIGHT / 34,941 BBLS PID DWG 15-1803-26	A

TFA-TK110	TANK	TFA AVJET TANK TFA-TK110 EXTERNAL FLOATING ROOF 100 FT DIAMETER/ 48 FT HEIGHT / 62,193 BBLS PID DWG 15-1803-47	A

TFA-TK061	TANK	TFA AVJET TFA-TK061 TANK 80 FT DIAMETER/ 40 FT HEIGHT / 34,943 BBLS PID DWG 15-1803-25	A

TFA-TK219	TANK	TFA BENZENE TANK CR2-TK219 INTERNAL FLOATING ROOF 45 FT. DIAMETER / 48 FT. HEIGHT / 12,508 BBLS PID 15-1803-51	A
TFA-TK022	TANK	TFA BENZENE TANK TFA-TKA022 EXTERNAL FLOATING ROOF TANK 100 FT DIAMETER / 40 FT HEIGHT / 49,070 BBLS PID DWG 15-1803-24	A
TFA-TK112	TANK	TFA BENZENE TANK TFA-TK112 INTERNAL FLOATING ROOF 45 FT DIAMETER / 48 FT HEIGHT / 12,822 BBLS PID DWG 15-1803-47	A
TFA-TK113	TANK	TFA BENZENE TANK TFA-TK113 INTERNAL FLOATING ROOF 45 FT DIAMETER / 48 FT HEIGHT / 12,905 BBLS PID DWG 15-1803-47	A

TFA-TK339	TANK	TFA BLOWDOWN TANK TFA-TK339 TANK TK-339 48 FT DIAMETER / 24 FT HEIGHT / 7700BBLS	A

TFA-TK201	TANK	TFA BOILER HOUSE FUEL TANK TFA-TK201 40 FT DIAMETER / 42 FT HEIGHT / 8,727 BBLS PID DWG POH-16-14287-43	A
TFA-TK121	TANK	TFA BTX TANK TFA-TK121 EXTERNAL FLOATING ROOF 120 FT DIAMETER / 40 FT HEIGHT / 73,859 BBLS PID DWG 15-1803-46	A

TFA-TK116	TANK	TFA CRUDE OIL TANK TFA-TK116 TANK 170 FT DIAMETER / 56 FT HEIGHT / 203,904 BBLS PID DWG 15-1803-49	A

TFA-TK010	TANK	TFA CRUDE TANK TFA-TK010 EXTENAL FLOATING ROOF 168 FT. DIAMETER / 46 FT. HEIGHT / 161,259 BBLS PID DWG 15-1803-11	A
TFA-TK011	TANK	TFA CRUDE TANK TFA-TK011 EXTERNAL FLOATING ROOF 168 FT. DIAMETER / 46 FT. HEIGHT / 163,092 BBLS PID DWG 15-1803-12	A
TFA-TK012	TANK	TFA CRUDE TANK TFA-TK012 EXTERNAL FLOATING ROOF 168 FT. DIAMETER/ 46 FT. HEIGHT / 157,885 BBLS PID DWG 15-1803-12	A
TFA-TK013	TANK	TFA CRUDE TANK TFA-TK013 EXTERNAL FLOATING ROOF 168 FT. DIAMETER / 46 FT. HEIGHT / 162,459 BBLS PID DWG 15-1803-14	A
TFA-TK017	TANK	TFA CRUDE TANK TFA-TK017 TANK EXTERNAL FLOATING ROOF 144 FT DIAMETER / 55 FT HEIGHT / 148,900 BBLS PID DWG 15-1803-21	A
TFA-TK027	TANK	TFA CRUDE TANK TFA-TK027 EXTERNAL FLOATING ROOF 144 FT DIAMETER / 48 FT HEIGHT / 124,732 BBLS PID DWG 15-1803-19	A
TFA-TK101	TANK	TFA CRUDE TANK TFA-TK101 EXTERNAL FLOATING ROOF 168 FT. DIAMETER / 46.5 FT. HEIGHT / 164,004 BBLS PID DWG 15-1803-02	A
TFA-TK102	TANK	TFA CRUDE TANK TFA-TK102 EXTERNAL FLOATING ROOF 168 FT DIAMETER / 46.5 FT HEIGHT / 165,746 BBLS PID DWG 15-1803-02	A
TFA-TK104	TANK	TFA CRUDE TANK TFA-TK104 EXTERNAL FLOATING ROOF 180 FT DIAMETER / 40 FT HEIGHT / 162,599 BBLS PID DWG 15-1803-01	A
TFA-TK105	TANK	TFA CRUDE TANK TFA-TK105 EXTERNAL FLOATING ROOF 280 FT DIAMETER / 48 FT HEIGHT / 474,184 BBLS PID DWG 15-1803-01	A

TFA-TK117	TANK	TFA CRUDE TANK TFA-TK117 170 FT DIAMETER / 56 FT HEIGHT / 224,172 BBLS PID DWG 15-1803-49	A

TFA-TK006	TANK	TFA CUTTER STORAGE TANK TFA-TK006 100 FT. DIAMETER / 40 FT. HEIGHT / 54,479 BBLS	A

TFA-TK033	TANK	TFA DEICER TFA-TK033 15 FT DIAMETER/ 18 FT HEIGHT / 551 BBLS	A

TFA-TK064	TANK	TFA DIESEL TANK TFA-TK064 INTERNAL FLOATING ROOF 180 FT DIAMETER / 40 FT HEIGHT / 163,328 BBLS PID DWG 15-1803-42	A
TFA-TK051	TANK	TFA ETHANOL TANK TFA-TK051 TANK INTERNAL FLOATING ROOF 100 FT DIAMETER / 40 FT HEIGHT / 51,450 BBLS PID DWG 15-1803-37	A

TFA-TK016	TANK	TFA FCC CHARGE TANK TFA-TK016 144 FT DIAMETER / 48 FT HEIGHT / 136,375 BBLS PID DWG 15-1803-21	A

Attachment 1 to Schedule 2.2.1

TFA-TK009	TANK	TFA FCC FEED TANK TFA-TK009 144 FT. DIAMETER / 48 FT. HEIGHT / 136,354 BBLS PID DWG 15-1803-10	A

TFA-TK005	TANK	TFA FIRE WATER TANK TFA-TK005 144 FT. DIAMETER / 48 FT. HEIGHT / 136,375 BBLS PID DWG 15-1803-13	A

TFA-TK056	TANK	TFA FIRE WATER TANK TFA-TK056 TANK 50 FT. DIAMETER / 40 FT HEIGHT / 13,651 BBLS PID DWG 15-1803-62 (IN SERVICE)	A

TFA-TK213	TANK	TFA FRESH ACID TANK TFA-TK213 25 FT DIAMETER / 15 FT D	A

TFA-TK118	TANK	TFA FUEL OIL TANK TFA-TK118 170 FT DIAMETER / 56 FT HEIGHT / 203,734 BBLS PID DWG 15-1803-50	A

TFA-TK119	TANK	TFA FUEL OIL TANK TFA-TK119 170 FT DIAMETER / 56 FT HEIGHT / 203,732 BBLS PID DWG 15-1803-50	A

TFA-TK324	TANK	TFA FUEL OIL TANK TFA-TK324 TANK TK-324 24 FT DIAMETER / 18 FT HEIGHT / 1450BBLS	A

TFA-TK402	TANK	TFA FURNACE OIL TANK TFA-TK402 TANK TK-402 180 FT DIAMETER / 48 FT HEIGHT / 227500BBLS PID DWG 15-1803-43	A

TFA-TK313	TANK	TFA GASOLINE BASE STOCKS TANK TFA-TK313 TK-313 48 FT DIAMETER / 40.7FT HEIGHT / 13100BBLS	A

TFA-TK316	TANK	TFA GASOLINE BASE STOCKS TANK TFA-TK316 TK-316 48 FT DIAMETER / 40.7 FT HEIGHT / 13100BBLS	A

TFA-TK314	TANK	TFA GASOLINE BASE STOCKS TFA-TK314 TANK TK-314 48 FT DIAMETER / 40.7 FT HEIGHT / 13100BBLS	A

TFA-TK053	TANK	TFA GASOLINE STORAGE TANK TFA TK-053 TANK EXTERNAL FLOATING ROOF 140 FT DIAMETER / 40 FT HEIGHT / 97,041BBLS PID DWG 15-1803-41	A
TFA-TK068	TANK	TFA GASOLINE STORAGE TANK TFA-TK068 TANK INTERNAL FLOATING ROOF 180 FT DIAMETER / 40 FT HEIGHT / 163,590 BBLS PID DWG 15-1803-45	A
TFA-TK049	TANK	TFA GASOLINE TANK TFA-TK049 TANK TK-049 INTERNAL FLOATING ROOF 100 FT DIAMETER / 40 FT HEIGHT / 50,076 BBLS PID DWG 15-1803-34	A
TFA-TK014	TANK	TFA GASOLINE TANK TFA-TK014 INTERNAL FLOATING ROOF 144 FT. DIAMETER / 48 FT. HEIGHT / 129,048 BBLS PID DWG 15-1803-14	A

TFA-TK032	TANK	TFA GASOLINE TANK TFA-TK032 20 FT DIAMETER / 18 FT HEIGHT / 1005BBLS	A

TFA-TK040	TANK	TFA GASOLINE TANK TFA-TK040 INTERNAL FLOATING ROOF 80 FT DIAMETER / 40 FT HEIGHT / 32,948 BBLS PID DWG 15-1803-26	A
TFA-TK045	TANK	TFA GASOLINE TANK TFA-TK045 INTERNAL FLOATING ROOF 144 FT DIAMETER / 48 FT HEIGHT / 127,989 BBLS PID DWG 15-1803-29	A
TFA-TK046	TANK	TFA GASOLINE TANK TFA-TK046 TANK EXTERNAL FLOATING ROOF 144 FT DIAMETER / 40 FT HEIGHT / 105,270 BBLS PID DWG 15-1803-33	A
TFA-TK047	TANK	TFA GASOLINE TANK TFA-TK047 TANK INTERNAL FLOATING ROOF 144 FT DIAMETER / 48 FT HEIGHT / 128,652 BBLS PID DWG 15-1803-32	A
TFA-TK052	TANK	TFA GASOLINE TANK TFA-TK052 TANK EXTERNAL FLOATING ROOF 140 FT DIAMETER / 40 FT HEIGHT / 97,041 BBLS PID DWG 15-1803-41	A
TFA-TK054	TANK	TFA GASOLINE TANK TFA-TK054 TANK TK-054 EXTERNAL FLOATING ROOF (OUT OF SERVICE) 120 FT DIAMETER / 40 FT HEIGHT / 70,979 BBLS PID DWG 15-1803-40	A
TFA-TK055	TANK	TFA GASOLINE TANK TFA-TK055 TANK TK-055 EXTERNAL FLOATING ROOF TANK 180 FT DIAMETER / 40 FT HEIGHT / 161,954 BBLS PID DWG 15-1803-27	A
TFA-TK065	TANK	TFA GASOLINE TANK TFA-TK065 TANK TK-065 EXTERNAL FLOATING ROOF 140 FT DIAMETER / 40 FT HEIGHT / 101,585 BBLS PID DWG 15-1803-40	A
TFA-TK069	TANK	TFA GASOLINE TANK TFA-TK069 INTERNAL FLOATING ROOF 180 FT DIAMETER / 48 FT HEIGHT / 204,927 BBLS PID DWG 15-1803-45	A
TFA-TK070	TANK	TFA GASOLINE TANK TFA-TK070 EXTERNAL FLOATING ROOF 180 FT. DIA. / 40 FT. HEIGHT / 164,120 BBLS PID DWG 15-1803-27	A
TFA-TK120	TANK	TFA GASOLINE TANK TFA-TK120 EXTERNAL FLOATING ROOF 120 FT DIAMETER / 40 FT HEIGHT / 73,842 BBLS PID DWG 15-1803-46	A

TFA-TK034	TANK	TFA INHIBITOR TANK TFA-TK-034 10 FT DIAMETER / 12 FT HEIGHT / 162 BBLS PID DWG 15-5311-09	A

TFA-TK323	TANK	TFA INHIBITOR TANK TFA-TK323 24 FT DIAMETER / 18 FT HEIGHT / 1450BBLS	A

TFA-TK066	TANK	TFA ISOMERATE TANK TFA-TK066 TK066 INTERNAL FLOATING ROOF 140 FT DIAMETER / 40 FT HEIGHT 100,200 BBLS PID DWG 15-1803-40	A
TFA-TK020	TANK	TFA JET FUEL STORAGE TANK TFA-TK020 144 FT DIAMETER / 40 FT HEIGHT / 133,111 BBLS PID DWG 15-1803-16	A
TFA-TK031	TANK	TFA LEAD FREE GASOLINE TANK TFA-TK031 INTERNAL FLOATING ROOF 144 FT DIAMETER / 48 FT HEIGHT / 129,066 BBLS PID DWG 15-1803-15	A

TFA-TK024	TANK	TFA LIGHT CYCLE GAS OIL TANK TFA-TK024 80 FT DIAMETER / 40 HEIGHT / 34,952 BBLS	A

TFA-TK041	TANK	TFA LIGHT CYCLE GAS OIL TANK TFA-TK041 TANK TK-041 100 FT DIAMETER / 40 FT HEIGHT / 54,594 BBLS PID DWG 15-1803-26	A

TFA-TK023	TANK	TFA LIGHT CYCLE OIL TANK TFA- TK023 70 FT DIAMETER / 36.5 FT HEIGHT / 24,326 BBLS PID DWG 15-1803-2	A

TFA-TK039	TANK	TFA LIGHT CYCLE OIL TFA-TK039 70 FT DIAMETER / 36.5 FT HEIGHT / 24,326 BBLS PID DWG 15-1803-25	A

TFA-TK048	TANK	TFA LOW SULPUR DIESEL TANK TFA-TK048 INTERNAL FLOATING ROOF 100 FT DIAMETER / 40 FT HEIGHT 51,012 BBLS PID DWG 15-1803-30	A

TFA-TK403	TANK	TFA LSD TANK TFA-TK043 TANK TK-403 144 FT DIAMETER / 48 FT HEIGHT / 139,200BBLS	A

TFA-TK401	TANK	TFA LSD TANK TFA-TK401 FT DIAMETER / 48 FT HEIGHT / 217500BBLS PID-15-1803-43	A

Attachment 1 to Schedule 2.2.1

TFA-TK404	TANK	TFA LSD TANK TFA-TK404 TANK TK-404 180 FT DIAMETER / 48 FT HEIGHT /217500BBLS	A

TFA-TK026	TANK	TFA NAPHTHA TANK TFA-TK026 INTERNAL FLOATING ROOF 144 FT DIAMETER / 48 FT HEIGHT / 129,987 BBLS PID DWG 15-1803-19	A

TFA-TK038	TANK	TFA NAPHTHA TANK TFA-TK038 INTERNAL FLOATING ROOF 100 FT DIAMETER / 40 FT HEIGHT / 51,037 BBLS	A

TFA-TK042	TANK	TFA NAPHTHA TANK TFA-TK042 TANK TK-042 INTERNAL FLOATING ROOF 144 FT DIAMETER / 48 FT HEIGHT / 130,469 BBLS PID DWG 15-1803-28	A
TFA-TK043	TANK	TFA NAPHTHA TANK TFA-TK043 TANK TK-043 INTERNAL FLOATING ROOF 144 FT DIAMETER / 48 FT HEIGHT / 130,467 BBLS PID DWG 15-1803-28	A

TFA-TK001	TANK	TFA NO. 6 FUEL OIL TANK TFA-TK001 144 FT. DIAMETER / 48 FT. HEIGHT / 136,353 BBLS PID DWG 15-1803-10	A

TFA-TK002	TANK	TFA NO. 6 FUEL OIL TANK TFA-TK002 144 FT. DIAMETER / 48 FT. HEIGHT / 136,363 BBLS PID DWG 15-1803-11	A

TFA-TK003	TANK	TFA NO. 6 FUEL OIL TANK TFA-TK003 144 FT. DIAMETER / 47.9 FT. HEIGHT / 135,600 BBLS PID DWG 15-1803 (ILLEGIBLE)	A

TFA-TK004	TANK	TFA NO. 6 FUEL OIL TANK TFA-TK004 144 FT. DIAMETER / 47.9 FT. HEIGHT / 135,600 BBLS PID DWG 15-1803 (ILLEGIBLE)	A

TFA-TK218	TANK	TFA FOUR DEPRESSANT TANK TFA-TK218 10 FT DIA / 18 FT HEIGHT / 243 BBLS PID-15-5311-09	A

TFA-TK029	TANK	TFA RAFFINATE TANK TFA-TK029 INTERNAL FLOATING ROOF 144 FT DIAMETER / 47.9 FT HEIGHT / 128,859 BBLS PID DWG 15-1803-18	A

TFA-TK340	TANK	TFA SLOP OIL TANK WWT-TK340 PID-14-4103-19	A

TFA-TK319	TANK	TFA SLOP TANK TFA-TK319 30 DIAMETER / 30 HEIGHT / 3370BBLS	A

TFA-TK326	TANK	TFA SLOP TANK TFA-TK326 TANK TK-326 48 FT DIAMETER / 24 FT HEIGHT / 7700BBLS	A

TFA-TK334	TANK	TFA SLOP TANK TFA-TK334 TANK TK-334 40 FT DIAMETER / 42 FT HEIGHT / 9400BBLS	A

TFA-TK103	TANK	TFA SLUDGE TANK TFA-TK 103 PID DWG 15-1803-53.01 40 FT DIAMETER / 35 FT HEIGHT / 7,601 BBLS	A

TFA-TK214	TANK	TFA SPENT ACID TANK TFA-TK214 TANK 25 FT DIAMETER / 16 FT HEIGHT / 1400BBLS	A

TFA-TK338	TANK	TFA STORAGE TANK TFA-TK338 TANK TK-338 15’2” DIAMETER / 18’0” HEIGHT / 565BBLS	A

TFA-TK067	TANK	TFA TOLUENE TANK TFA-TK067 TANK TK-067 INTERNAL FLOATING ROOF 140 FT DIAMETER / 40 FT HEIGHT 100,200 BBLS PID-15-1803-40	A
TFA-TK114	TANK	TFA TOLUENE TANK TFA-TK114 37 FT DIAMETER / 48 FT HEIGHT 9,084 BBLS INTERNAL FLOATING ROOF PID DWG 15-1803-48	A
TFA-TK115	TANK	TFA TOLUENE TFA-TK115 37 FT DIAMETER / 48 FT HEIGHT 9,085 BBLS PID DWG 15-1803-48 INTERNAL FLOATING ROOF	A

TFA-TK317	TANK	TFA TREATED LT. FC TANK TFA-TK317 TK-317 48 FT DIAMETER / 40.7 FT HEIGHT / 13100BBLS	A

TFA-TK209	TANK	TFA TREATED WATER TANK TFA-TK209 60 FT DIAMETER / 40 FT HEIGHT / 20,145 BBLS	A

TFA-TK019	TANK	TFA UNDYED HEATING OIL TFA-TK019 144 FT DIAMETER / 48 FT HEIGHT / 136,343 BBLS ELECTRICAL SINGLE DRAWING 11-13917-D	A
TFA-TK021	TANK	TFA UNLEADED GASOLINE TANK TFA-TK021 INTERNAL FLOATING ROOF 144 FT DIAMETER / 48 FT HEIGHT / 127,232 BBLS PID DWG 15-1803-15	I
TFA-TK025	TANK	TFA XYLENE TANK TFA-TK025 INTERNAL FLOATING ROOF 100 FT DIAMETER / 40 FT HEIGHT / 51,414 BBLS PID DWG 15-1803-22	A
TK-232	TANK	TFA-TK232 SOUTH PROPANE STORAGE FOR FIRE TRAINING P&ID DWG NO 15-74	A
TK-233	TANK	TFA-TK233 NORTH PROPANE STORAGE FOR FIRE TRAINING P&ID DWG NO 15-74	A

TK-23281	TANK	TRK COMINGLE GASOLINE STORAGE TANK TK-23281 PID DWG TRK-16-14307-07	D

TFA-HLA138	TANK GAUGE	HIGH LEVEL ALARM FOR NO. 1 PUMPHOUSE LIFT PUMP (PUMP NO. TFA-PN138)	A

TFA-HLA117	TANK GAUGE	TFA ASPHALT TANK 117 HIGH LEVEL HIGH 59’ 1” HIGH HIGH 59’ 6” SP. GRAVITY 1.037 PID DWG 15-1803-49	A

TFA-HLA030	TANK GAUGE	TFA AV JET TANK 30 HIGH LEVEL ALARM HIGH 39’ 1” HIGH HIGH 39’6” SP. GRAVITY 80 PID DWG 15-1803-(ILLEGIBLE)	A

TFA-HLA90	TANK GAUGE	TFA BULLET 90 LOCAL LEVEL ALARM HIGH 9’11”	A

TFA-HLA91	TANK GAUGE	TFA BULLET 91 LOCAL LEVEL ALARM HIGH 9’11”	A

TFA-HLA92	TANK GAUGE	TFA BULLET 92 LOCAL LEVEL ALARM HIGH 9’10”	A

TFA-HLA93	TANK GAUGE	TFA BULLET 93 LOCAL LEVEL ALARM HIGH 9’2 1/2”	A

TFA-HLA05	TANK GAUGE	TFA BUNKER/FUEL OIL TANK TFA-TK005 LEVEL ALARM HIGH 46’11” HIGH HIGH 47’5” SPEC. WT .92 PID DWG TFA-16-14305-13	A

TFA-HLA06	TANK GAUGE	TFA CUTTER STORAGE TANK TFA-TK006 LEVEL ALARM HIGH 39’1” HIGH HIGH 39’7” SPEC. WT .95	A

TFA-HLA039	TANK GAUGE	TFA DIESEL TANK 39 HIGH LEVEL ALARM HIGH 35’7” HIGH HIGH 36’ 0” SP. GRAVITY .80 PID DWG 15-1803-25	A

TFA-HLA064	TANK GAUGE	TFA DIESEL TANK 64 ALARMS HIGH 36’1” HIGH HIGH 37’0” PID DWG TFA-16-14305-42	A

Attachment 1 to Schedule 2.2.1

TFA-HLA3	TANK GAUGE	TFA DK 3 SUMP LEVEL ALARM 2” FROM OVERFLOW	A

TFA-HLA2	TANK GAUGE	TFA DK2 SUMP LEVEL ALARM 3” FROM OVERFLOW	A

TFA-HLA062	TANK GAUGE	TFA FCC CHARGE TANK 62 HIGH LEVEL ALARM HIGH 39’1” HIGH 39’6” SP. GRAVITY .97 PID DWG 15-1803-4	A
TFA-HLA063	TANK GAUGE	TFA FCC CHARGE TANK 63 HIGH LEVEL, HIGH 39’1” HIGH HIGH 39’6” SP. GRAVITY .97 PID DWG 15-1803-42	A
TFA-HLA116	TANK GAUGE	TFA FUEL OIL TANK 116 HIGH LEVEL ALARM HIGH 54’1” HIGH HIGH 55’1” SP. GRAVITY .99 PID DWG 15-1803-49 (OUT OF SERVICE)	A
TFA-HLA01	TANK GAUGE	TFA FUEL OIL TANK TFA-TK001 LEVEL ALARM HIGH 46’11” HIGH HIGH 47’5” SPEC. WT .92 PID DWG TFA-16-14305-10	A
TFA-HLA02	TANK GAUGE	TFA FUEL OIL TANK TFA-TK002 LEVEL HIGH 47’1” HIGH HIGH 47’7” SPEC. WT .92 PID DWG TFA-16-14305-11	A
TFA-HLA03	TANK GAUGE	TFA FUEL OIL TANK TFA-TK003 LEVEL ALARM HIGH 46’11” HIGH HIGH 47’5” SPEC. WT .92 PID DWG TFA-16-14305-12	A
TFA-HLA04	TANK GAUGE	TFA FUEL OIL TANK TFA-TK004 LEVEL ALARMS HIGH 46’11” HIGH HIGH 47’5” SPEC. WT .92 PID DWG TFA-16-14305-12	A
TFA-HLA028	TANK GAUGE	TFA FURNACE OIL TANK 28 HIGH LEVEL ALARM HIGH 47’1” HIGH HIGH 47’6” SP. GRAVITY .85 PID DWG 15-1803-18	A
TFA-HLA044	TANK GAUGE	TFA FURNACE OIL TANK 44 HIGH LEVEL ALARM HIGH 46’7” HIGH HIGH 47’2” SP. GRAVITY .87 PID DWG 15-1803-29	A
TFA-HLA056	TANK GAUGE	TFA FURNACE OIL TANK 56 HIGH LEVEL ALARM HIGH 39’1” HIGH HIGH 39’6” SP. GRAVITY .86 PID DWG 15-1803-62 (OUT OF SERVICE)	A
TFA-HLA041	TANK GAUGE	TFA LIGHT CYCLE GAS OIL 41 HIGH LEVEL ALARM HIGH 38’7’’ HIGH HIGH 39’0” 97 SP. GRAVITY .89 PID DWG 15-1803-26	A
TFA-HLA15	TANK GAUGE	TFA LIGHT CYCLE GAS OIL TANK TK015 LEVEL ALARM HIGH 39’1’’ HIGH HIGH 39’7” SPEC. WT .85 PID DWG TFA-16-14305-22	A
TFA-HLA068	TANK GAUGE	TFA MTBE TANK 68 ALARMS HIGH 36’1” HIGH HIGH 36’6” PID DWG TFA-16-14305-45	A
TFA-HLA069	TANK GAUGE	TFA MTBE TANK 69 ALARMS HIGH 43’7” HIGH HIGH 44’5” PID-15-1803-45	A
TFA-HLA340	TANK GAUGE	TFA SLOP OIL TANK 340 HIGH LEVEL ALARM HIGH 14’0” HIGH HIGH 14’6” SP. GRAVITY .99	A
TFA-HLA1A	TANK GAUGE	TFA SUMP DK-1A LEVEL ALARM 90% ON	A
TFA-HLA025	TANK GAUGE	TFA TK 025 (XYLENE) TANK ALARMS HIGH 36’7” HIGH HIGH 37’1”	A
TFA-HLA16	TANK GAUGE	TFA TK-016 (PCC FEED) TANK LEVEL ALARM HIGH 46’4” HIGH HIGH 46’10” SPEC. WT .92 (LOCATED AT FCC CONROL ROOM)	A
TFA-HLA18	TANK GAUGE	TFA TK-018 (DIESEL) TANK LEVEL ALARM HIGH 46’7” HIGH HIGH 47’1”	A
TFA-HLA19	TANK GAUGE	TFA TK-019 (AVJET)TANK ALARMS HIGH 47’1” HIGH HIGH 47’6”	A
TFA-HLA20	TANK GAUGE	TFA TK-020 (TURBINE JET) TANK LEVEL ALARM HIGH 39’1” HIGH HIGH 39’7” SPEC. WT .82	A
TFA-HLA23	TANK GAUGE	TFA TK-023 (DIESEL TANK LEVEL ALARM HIGH 35’7” HIGH HIGH 36’1”	A
TFA-HLA24	TANK GAUGE	TFA TK-024 (DIESEL) TANK LEVEL ALARM HIGH 39’1” HIGH HIGH 39’7” SPEC. WT .82	A
TFA-HLA29	TANK GAUGE	TFA TK-029 (RAFFINATE) TANK ALARMS HIGH 43’7” HIGH HIGH 44’0”	A
TFA-HLA60	TANK GAUGE	TFA TK-060 (KEROSENE) TANK LEVEL ALARMS HIGH 39’1” HIGH HIGH 39’7” SPEC .WT .78	A
TFA-HLA61	TANK GAUGE	TFA TK-061 (KEROSENE) TANK LEVEL ALARMS HIGH 39’1” HIGH HIGH 39’7” SPEC .WT .78	A
TFA-HLA010	TANK GAUGE	TFA TK-010 (CRUDE) TANK ALARMS HIGH 44’3” HIGH HIGH 45’3” PID 15-1803-11	A
TFA-HLA101	TANK GAUGE	TFA TK-101 (CRUDE) TANK ALARMS HIGH 43’7” HIGH HIGH 44’7”	A
TFA-HLA102	TANK GAUGE	TFA TK-102 (CRUDE) TANK ALARMS HIGH 45’1” HIGH HIGH 46’1”	A
TFA-HLA104	TANK GAUGE	TFA TK-104 (CRUDE) TANK ALARMS HIGH 47’8 1/2” HIGH HIGH 44’11 1/2”	A
TFA-HLA105	TANK GAUGE	TFA TK-105 (CRUDE) TANK ALARMS HIGH 47’8 1/2” HIGH HIGH 47’11 1/2”	A
TFA-HLA011	TANK GAUGE	TFA TK-11 (CRUDE) TANK ALARMS HIGH 44’8” HIGH HIGH 45’4”	A
TFA-HLA110	TANK GAUGE	TFA TK-110 (AVJET) TANK ALARMS HIGH 44’7” HIGH HIGH 45’1”	A
TFA-HLA111	TANK GAUGE	TFA TK-111 (RAFFINATE/KERO)TANK ALARMS HIGH 44’7” HIGH HIGH 45’1”	A
TFA-HLA112	TANK GAUGE	TFA TK-112 (BENZENE)TANK ALARMS HIGH 44’1” HIGH HIGH 44’7”	A
TFA-HLA113	TANK GAUGE	TFA TK-113 (BENZENE)TANK ALARMS HIGH 44’1” HIGH HIGH 44’7”	A
TFA-HLA114	TANK GAUGE	TFA TK-114 (CUMENE)TANK ALARMS HIGH 44’7” HIGH HIGH 44’9”	A

Attachment 1 to Schedule 2.2.1

TFA-HLA115	TANK GAUGE	TFA TK-115 (TOLUENE) TANK ALARMS HIGH 44’9” HIGH HIGH 44’11”	A
TFA-HLA118	TANK GAUGE	TFA TK-118 (FCC FEED) TANK LEVEL ALARM HIGH 59’1” HIGH HIGH 59’7” SPEC. WT.90	A
TFA-HLA119	TANK GAUGE	TFA TK-119 (NO 6 FUEL OIL) TANK LEVEL ALARM HIGH 59’1” HIGH HIGH 59’7” SPEC. WT.90	A
TFA-HLA012	TANK GAUGE	TFA TK-12(CRUDE) TANK ALARMS HIGH 44’1” HIGH HIGH 45’1”	A
TFA-HLA120	TANK GAUGE	TFA TK-120(MTBE) TANK ALARMS HIGH 40’1” HIGH HIGH 40’7”	A
TFA-HLA121	TANK GAUGE	TFA TK-121(MTBE) TANK ALARMS HIGH 40’1” HIGH HIGH 40’7”	A
TFA-HLA013	TANK GAUGE	TFA TK-13(CRUDE) TANK ALARMS HIGH 44’9” HIGH HIGH 46’1”	A
TFA-HLA014	TANK GAUGE	TFA TK-14(GASOLINE) TANK ALARMS HIGH 44’6” HIGH HIGH 45’0”	A
TFA-HLA017	TANK GAUGE	TFA TK-17(CRUDE) TANK ALARMS HIGH 43’4” HIGH HIGH 44’4”	A
TFA-HLA201	TANK GAUGE	TFA TK-201(BOILER HOUSE FUEL) HIGH LEVEL ALARM	A
TFA-HLA021	TANK GAUGE	TFA TK-21(GASOLINE) TANK ALARMS HIGH 44’1” HIGH HIGH 44’7”	A
TFA-HLA218	TANK GAUGE	TFA TK-218(POR DEPRESSANT) HIGH LEVEL ALARM HIGH 16’16” HIGH HIGH 16’8”	A
CR2-HLA219	TANK GAUGE	TFA TK-219(BENZENE) TANK ALARMS HIGH 44’1” HIGH HIGH 45’1”	A
TFA-HLA022	TANK GAUGE	TFA TK-22(BENZENE) TANK ALARMS HIGH 35’5” HIGH HIGH 35’11”	A
TFA-HLA026	TANK GAUGE	TFA TK-26(NAPHTHA) TANK ALARMS HIGH 44’10” HIGH HIGH 45’4”	A
TFA-HLA027	TANK GAUGE	TFA TK-27(CRUDE) TANK ALARMS HIGH 44’9” HIGH HIGH 45’9” OUT OF SERVICE - PLEASE NOTIFY WHEN PUT BACK INTO SERVICE - S. THOM	A
TFA-HLA031	TANK GAUGE	TFA TK-31(GASOLINE) TANK ALARMS HIGH 44’9” HIGH HIGH 45’3”	A
VPS-HLA328	TANK GAUGE	TFA TK-328 REFLUX TANK ALARM	A
TFA-HLA038	TANK GAUGE	TFA TK-38(NAPHTHA) TANK ALARMS HIGH 36’7” HIGH HIGH 37’1”
TFA-HLA040	TANK GAUGE	TFA TK-40(ALKYLATE) TANK ALARMS HIGH 38’7” HIGH HIGH 39’0”	A
TFA-HLA401	TANK GAUGE	TFA TK-401(CRUDE) TANK ALARMS HIGH 47’1” HIGH HIGH 47’7”	A
TFA-HLA402	TANK GAUGE	TFA TK-402(CRUDE) TANK ALARMS HIGH 47’1” HIGH HIGH 47’7”	A
TFA-HLA403	TANK GAUGE	TFA TK-403(CRUDE) TANK ALARMS TANK FARM HIGH 47’1” HIGH HIGH 47’7”	A
TFA-HLA404	TANK GAUGE	TFA TK-404(CRUDE) TANK ALARMS TANK FARM HIGH 46’7” HIGH HIGH 49’2”	A
TFA-HLA042	TANK GAUGE	TFA TK-42(NAPHTHA) TANK ALARM HIGH 45’1” HIGH HIGH 45’7”	A
TFA-HLA043	TANK GAUGE	TFA TK-43(NAPHTHA) TANK ALARMS HIGH 45’1” HIGH HIGH 47’7”	A
TFA-HLA045	TANK GAUGE	TFA TK-45(CAT GAS) TANK ALARMS HIGH 44’4” HIGH HIGH 44’10”	A
TFA-HLA046	TANK GAUGE	TFA TK-46(GASOLINE) TANK ALARMS HIGH 35’6” HIGH HIGH 36’0”	A
TFA-HLA047	TANK GAUGE	TFA TK-47(GASOLINE) TANK ALARMS HIGH 44’7” HIGH HIGH 45’1”	A
TFA-HLA048	TANK GAUGE	TFA TK-48(DIESEL) TANK ALARMS HIGH 36’11” HIGH HIGH 37’5”	A
TFA-HLA049	TANK GAUGE	TFA TK-49(GASOLINE) TANK ALARMS HIGH 35’7” HIGH HIGH 36’1”	A
TFA-HLA050	TANK GAUGE	TFA TK-50(TOLUENE) TANK ALARMS HIGH 36’10” HIGH HIGH 37’4”	A
TFA-HLA051	TANK GAUGE	TFA TK-51(AVGAS) TANK ALARMS HIGH 36’10” HIGH HIGH 37’4”	A
TFA-HLA052	TANK GAUGE	TFA TK-52(CRUDE) TANK ALARMS HIGH 35’6” HIGH HIGH 36’0”	A
TFA-HLA053	TANK GAUGE	TFA TK-53(GASOLINE) TANK ALARMS HIGH 35’7” HIGH HIGH 36’1”	A
TFA-HLA054	TANK GAUGE	TFA TK-54(GASOLINE0) TANK ALARMS HIGH 34’10” HIGH HIGH 35’4” OUT OF SERVICE NOTIFY WHEN BACK IN SERVICE S.THOM	A
TFA-HLA055	TANK GAUGE	TFA TK-55(REFORMATE) TANK ALARMS HIGH 35’1” HIGH HIGH 35’7”	A
TFA-HLA067	TANK GAUGE	TFA TK-67(TOLUENE) TANK ALARMS HIGH 36’7” HIGH HIGH 37’1”	A
TFA-HLA070	TANK GAUGE	TFA TK-70(GASOLINE) TANK ALARMS HIGH 39’5” HIGH HIGH 39’8”	A

Attachment 1 to Schedule 2.2.1

TFA-HLA32	TANK GAUGE	TFA TK032 (GASOLINE) TANK HIGH LEVEL ALARM	A
TFA-HLA34	TANK GAUGE	TFA TK034 (INHIBITOR) HIGH LEVEL ALARMS SET AT HIGH 11’6” HIGH HIGH 11’8”	A
TFA-HLA09	TANK GAUGE	TFA-FCC FEED TANK TFA-TK009 LEVEL ALARM 46’11” HIGH HIGH 47’5” SPEC WT 90 PID DWG TFA-16-14305-10	A
TFA-HLA065	TANK GAUGE	TFA-TK-65(REFORMATE) TANK ALARMS HIGH 37’1” HIGH HIGH 37’5”	A
TFA-HLA066	TANK GAUGE	TFA-TK66(MTBE) TANK ALARMS HIGH 37’1” HIGH HIGH 37’5”	A
TFA-TDC300	TDC	TFA DISTRIBUTIVE CONTROL SYSTEM (HARDWARE AND SOFTWARE)	A
TFA-T1149	TEMP LOOP	TFA TEMPERATURE INDICATOR, (COLONIAL PIPELINE NOT ON PID) TT,TI (AREA EAST OF NO.1 PUMPHOUSE, IN FIELD)	A
TFA-T315	TEMP LOOP	TFA-T315 TANK 13 TEMPERATURE CONTROL, LOOP INCLUDE: TE-315, TW-315, TCV-315	A
TFA-T316	TEMP LOOP	TFA-T316 TANK 9 TEMPERATURE CONTROL, LOOP INCLUDED: TE-316, TW-316, TCV-316 DWG NO. PID-15-1803-10	A
TFA-T322	TEMP LOOP	TFA-T322 TANK 118 TEMPERATURE CONTROL, LOOP INCLUDED: TE-322, TW-322, TCV-322, DWG NO. PID-15-1803-50	A
TFA-T323	TEMP LOOP	TFA-T323 TANK 119 TEMPERATURE CONTROL, LOOP INCLUDED: TE-323, TW-323, TCV-323, DWG NO. PID-15-1803-50	A
TFA-T368	TEMP LOOP	TFA-T322 TANK 001 TEMPERATURE CONTROL, LOOP INCLUDED: TE-368, TW-368,TCV-368, DWG NO. PID-15-1803-10	A
TFA-T370	TEMP LOOP	TFA-T370 TANK 117 TEMPERATURE CONTROL, LOOP INCLUDED: TE-370, TW-370,TCV-370, DWG NO. PID-15-1803-49	A
TFA-TAL336A	TEMP LOOP	TFA-TAL336A PUMP HOUSE BUILDING 504 (PN166A) LOW TEMP, LOOP INCLUDES: TE, TAL. DWG. NO. PID-15-3103-74	A
TFA-TAL336B	TEMP LOOP	TFA-TAL336B PUMP HOUSE BUILDING 505 (PN166B) LOW TEMP, LOOP INCLUDES: TE, TAL. DWG. NO. PID-15-3103-74	A
TFA-TAL336C	TEMP LOOP	TFA-TAL336C PUMP HOUSE BUILDING 506 (PN166C) LOW TEMP, LOOP INCLUDES: TE, TAL. DWG. NO. PID-15-3103-74	A
TFA-T306	TEMP LOOP	TFA-T1306 TANK 51 TEMPERATURE, LOOP INCLUDES: TW-306, TE-306, TI-306	A
TFA-T1319	TEMP LOOP	TFA-T1319 FIRE WATER TANK #5 TEMPERATURE, LOOP INCLUDES: TE, TI, TAH, TAL, DWG. NO. PID-15-3103-74
TFA-TSH295	TEMP LOOP	TFA-TSH295 TFA GASOLINE AND FURNACE OIL (LAUREL) TRANSFER PUMP TFA-PN060 HIGH PUMP CASE TEMP, LOOP INCLUDES: TSH ***INTERLOCK***. DWG. NO. PID-15-1026-08	A
S3T54-25	TRANSFORMER	150KVA 2400/480 FOR 2 DOCK	A

S3T54-191	TRANSFORMER	3 SINGLE POLE TOP TRANSFORMERS 2300V TO 480	A

S3T54-401	TRANSFORMER	300 KVA PAD MOUNT ADDED FOR LSG PROJECT	A

S3T54-196	TRANSFORMER	480V PAD TYPE TRANSFORMER	A

S3T54-177	TRANSFORMER	480V PAD TYPE TRANSFORMER AND DISTRIBUTION RACK	A

S3T43-004	TRANSFORMER	CONTROL POWER TRANSFORMER	A

S3T5-4-69	TRANSFORMER	DUPLICATE	D

S3TF54-183	TRANSFORMER	DUPLICATE	D

TF-0044	TRANSFORMER	GPL TRANSFORMER POLE TOP 2400 X 240/120 SOUTH FOF TANK 26 3KVA PAD MOUNT YES.	A

TF-0043	TRANSFORMER	GPL TRANSFORMER POLE TOP AT TANK 26 2400 X 240/120 3 KVA. POLE NUMBER 11 PAD MOUNT YES.	A

S3T53-42	TRANSFORMER	GPL TRANSFORMER POLE TOP BY DOCK 2 2400 X 240/120 25 KVA. POLE NUMBER 114 PAD MOUNT YES.	A

S3T43-006	TRANSFORMER	HEAT TRACE TRANSFORMER AT 1A DOCK	A

S3T43-139	TRANSFORMER	LIGHTING TRANSFORMER FOR TRAILER	A

S3T43-003	TRANSFORMER	LIGHTING TRANSFORMER ON DISTRIBUTION RACK	A

S3T54-179	TRANSFORMER	PAD MOUNT FOR MIXERS, AND MOTORS. 2400/480 300 KVA. POLE NUMBER 267-S PAD MOUNT YES.	A

S3T54-183	TRANSFORMER	PAD MOUNT FOR NEW MOV’S, AND POWER FOR NEW 480 VOLT MOTORS 2400 X 480. POLE NUMBER 263-A PAD MOUNT YES.	A

S3T54-193	TRANSFORMER	SALES TERMINAL POWER TRANSFORMER	A

S3T54-194	TRANSFORMER	SALES TERMINAL POWER TRANSFORMER	A

S3T54-110	TRANSFORMER	SRU TRANSFORMER 2400 X 480 POLE TOP 278 (1 OF 3) POLE NUMBER 278 PAD MOUNT YES.	A

TF-0115	TRANSFORMER	TFA TRANSFORMER 2400 X 120/208 POLE TOP OIL CHECK MUST BE COMPL. DURING UNIT SHUTDOWN	A

S3T53-67	TRANSFORMER	TFA TRANSFORMER 2400 X 208/120 KVA 150 LIGHTING FOR SALES AND WHAREHOUSE AND LOADING RACK POLE NUMBER 283 PAD MOUNT YES. LK	A

Attachment 1 to Schedule 2.2.1

S3T54-61	TRANSFORMER	TFA TRANSFORMER 2400 X 240/480 225KVA TYPE WT POWER FOR PUMP MOTORS AND MOVS POLE NUMBER 26 PAD MOUNT YES.	I
S4T54-65	TRANSFORMER	TFA TRANSFORMER 2400 X 240/480 POWER FOR ASPHALT LOADING RACK OPEN FACE CUTOUTS ON POLE 88 POLE NUMBER 35 PAD MOUNT YES	I
S3T54-69	TRANSFORMER	TFA TRANSFORMER 2400 X 480 KVA300 POWER FOR TANK MIXER MOTORS AND MOVS. ELECTRICAL SINGLE DRAWING NUMBER 11-13917-D POLE NUMBER 51 PAD MOUNT YES.	A
S3T54-109	TRANSFORMER	TFA TRANSFORMER 2400 X 480 POWER FOR SOUTH TANK FARM (OTHER SIDE OF RT.130) PAD MOUNT YES.	A
TF-0113	TRANSFORMER	TFA TRANSFORMER 2400 X 480 POLE TOP POLE NUMBER 278 PAD MOUNT YES.	A
TF-0114	TRANSFORMER	TFA TRANSFORMER 2400 X 480 POLE TOP POLE NUMBER 278 PAD MOUNT YES.	A
TF-0157	TRANSFORMER	TFA TRANSFORMER 2400 X 480 POWER FOR TANK FARM EQUIPMENT (MOV’S MIXER MOTORS ECT.)	A
S3T54-64	TRANSFORMER	TFA TRANSFORMER 300KVA 2400V-480V DELTA-DELTA TRANSFORMER AND FUSED DISCONNECT POWER FOR TANK MIXERS AND MOVS ELECTRICAL SINGLE LINE DRAWING 11-13818-D PAD MOUNT YES.	I

S3T43-212	TRANSFORMER	TFA TRANSFORMER 480 X 120/240 15KVA, FEEDS FLOW METER PT-106 AND HEAT TRACE	A

S3T43-211	TRANSFORMER	TFA TRANSFORMER 480 X 120/240 50KVA SINGLE PHASE AT PH#1 BREAK ROOM	A

S3T43-207	TRANSFORMER	TFA TRANSFORMER 480 X 120/240 5KVA AT TK 118 SWITCH RACK POWER FOR AREA LIGHTING	A

S3T43-210	TRANSFORMER	TFA TRANSFORMER 480 X 120/240 7.5KVA AT N-14 POWER SWITCH RACK W. OF TK 118	A

S3T43-005	TRANSFORMER	TFA TRANSFORMER 480 X 120/240 7.5KVA FEEDS LP & LP AT RACK WEST OF TK5	A

S3T43-213	TRANSFORMER	TFA TRANSFORMER 480 X 120/240 7.5KVA, FEEDS PROPANE BULLETS FIRE PROTECTION	A

S3T43-008	TRANSFORMER	TFA TRANSFORMER 480 X 120/240 SINGLE PHASE 7.5KVA AT TK 001 SWITCH RACK POWER FOR AREA LIGHTING	A

S3T43-007	TRANSFORMER	TFA TRANSFORMER 480 X 120/240 SINGLE PHASE 7.5KVA, AT TK 116/117 SWITCH RACK POWER FOR AREA LIGHTING	A

S3T54-140	TRANSFORMER	TFA TRANSFORMER NO.21 225 KVN 2400/ 480 VOLTS CRUDE SAMPLE TRANSFORMER POLE NUMBER 421 PAD MOUNT YES.	A

TF-0134	TRANSFORMER	TFA TRANSFORMER TANK FARM (COLONIAL PIPE LINE BUILDING 240/480 10 KVA ONE OF THREE A-B-C	A

TF-0016	TRANSFORMER	TFA TRANSFORMER TANK FARM 2400 X 240/120 25 KVA POWER FOR LIGHTING AND RELATED EQUIPMENT	A

S3T54-9	TRANSFORMER	TFA TRANSFORMER TANK FARM 2400 X 480 500 KVA CLASS ON POLE NUMBER UTP-004 PAD MOUNT YES.	I

S3T54-30	TRANSFORMER	TFA TRANSFORMER TANK FARM 2400 X 240/480 200 KVA POLE NUMBER 43 PAD MOUNT YES.	A

S3T54-8	TRANSFORMER	TFA TRANSFORMER TANK FARM 2400 X 240/480 300 KVA POLE NUMBER 254 PAD MOUNT YES.	I

S3T54-6	TRANSFORMER	TFA TRANSFORMER TANK FARM TYPE HPZ 2400 X 480 200 KVA POLE NUMBER 254 PAD MOUNT YES.	A
UPS-112	UPS	TFA UNINTERUPTED POWER SUPPLY UPS-112	A
MLV-11182A	VALVE	EAGLE POINT TO WOODBURY STATION (DISTILLATES/GASOLINE) MAIN LINE VALVE PAID DWG # 01068-C **DOT**	A
MLV-11182C	VALVE	EAGLE POINT TO WOODBURY STATION (DISTILLATES/GASOLINE) TRAP KICKER PAID DWG # 01068-C **DOT**	A
MLV-11182B	VALVE	EAGLE POINT TO WOODBURY STATION (DISTILLATES/GASOLINE) TRAP OUTLET PAID DWG # 01068-C **DOT**	A
MLV-11183G	VALVE	NATURAL GAS TO EAGLE POINT DELIVERY STATION MAIN LINE VALVE PIP-11183 ***DOT****	A
TFA-CHECK	VALVE	TFA CHECK VALVES DOES NOT INCLUDE CONTROL VALVES, RELIEF VALVES AND GATE, GLOBE, OR BALL VALVE - DO NOT WRITE WO FOR THOSE VALVES TO THIS EQUIP.	A
TFA-VALVE	VALVE	TFA VALVES DOES NOT INCLUDE CHECK, CONTROL, VALVES, OR RELIEF VALVES-DO NOT WRITE WO FOR THOSE TO THIS EQUIP.	A
MLV-11183E	VALVE	TRANSCO MAR STATION TO EAGLE POINT (NATURAL GAS TO EP) MANUAL VALVE PAID DWG #9-5277-D **DOT**	A
MLV-11183B	VALVE	TRANSCO MAR STATION TO EAGLE POINT (NATURAL GAS TO EP) MANUAL VALVE PAID DWG #9-5277-D **DOT**	A
MLV-11183D	VALVE	TRANSCO MAR STATION TO EAGLE POINT (NATURAL GAS TO EP) MANUAL VALVE PAID DWG #9-5277-D **DOT**	A
MLV-11183F	VALVE	TRANSCO MAR STATION TO EAGLE POINT (NATURAL GAS TO EP) MANUAL VALVE PAID DWG #9-5277-D **DOT**	A
MLV-11183C	VALVE	TRANSCO MAR STATION TO EAGLE POINT (NATURAL GAS TO EP) PID DWG #9-5227-D **DOT**	A
MLV-11183A	VALVE	TRANSCO MAR STATION TO EP (NATURAL GAS TO EP) MANUAL VALVE PAID DWG# 9-5277-D **DOT**	A
VH-5423	VEHICLE	TFA TANK FARM VEHICLE (TRACKMOBILE)VH-5423	I
DRM-0035	VESSEL	TFA BUTANE SPHERE TFA-TK035 TK-035 51 FT DIAMETER/ 12,220 BBL PID DWG 15-1803-60	A
DRM-0036	VESSEL	TFA BUTANE SPHERE TFA-TK036 51 FT DIAMETER / 12,220 BBL PID DWG 15-1803-61	A
DRM-0037	VESSEL	TFA BUTANE SPHERE TFA-TK037 TK-037 51 FT DIAMETER/ 12,220 BBL CAS 75-28-5 PID DWG 15-1803-61	A
DRM-0058	VESSEL	TFA BUTANE SPHERE TFA-TK058 51 FT DIAMETER / 12,220 BBL PID DWG 15-1803-59	A

Attachment 1 to Schedule 2.2.1

DRM-1507	VESSEL	TFA BUTANE VAPORIZER DRUM DRUM D113 OLD E.P.# 1144 DRUM #2 PUMP HOUSE	A

DRM-1167	VESSEL	TFA CLAY FILTER AT TANK No.20 TFA-D103 (DRM-1167) PID DWG 15-1803-16	A

DRM-1502	VESSEL	TFA CUMENE FILTER TFA-D108 PID DWG 15-5316-48.01	A

DRM-1506	VESSEL	TFA CUMENE VAPOR VENT DRUM D112 PID DWG 15-5316-48.01	A

DRM-1505	VESSEL	TFA DIESEL FUEL FILTER TFA-D111 PID DWG 15-1803-26	I

DRM-1200	VESSEL	TFA DIESEL SALT FILTER TFA-D105 PID DWG 15-1803-26	A

DRM-2714	VESSEL	TFA HIGH SULFUR No.2 FUEL OIL AIR ELIMINATOR PID DWG 20-2036-05	I

DRM-1168	VESSEL	TFA JET FUEL CLAY FILTER TFA-D107 (DRM-1168) PID DWG 15-1803-16	A

DRM-0090	VESSEL	TFA PROPANE STORAGE BULLET TFA-TK090 PID DWG 15-1002-64 13 FT. DIA. / 79.5 HEIGHT / 1,362 BBLS	A

DRM-0091	VESSEL	TFA PROPANE STORAGE BULLET TFA-TK091 13 FT. DIAMETER / 79.5 FT. HEIGHT / 1,362 BBLS PID DWG 15-1002-64	A

DRM-0092	VESSEL	TFA PROPANE STORAGE BULLET TFA-TK092 13 FT. DIAMETER / 79.5 FT. HEIGHT / 1,362 BBLS PID DWG 15-1002-65	A

DRM-0093	VESSEL	TFA PROPANE STORAGE BULLET TFA-TK093 13 FT. DIAMETER / 79.5 FT. HEIGHT / 1,362 BBLS PID DWG 15-1002-65	A

DRM-1166	VESSEL	TFA SALT FILTER TFA-D102 (DRM-1166) PID DWG 15-1803-26	A

DRM-1172	VESSEL	TFA-D130 TETRAETHYL LEAD DRUM (OUT OF SERVICE - DUPONT RESPONSIBILITY DUE TO LEAD) PID DWG 15-5302-57	I
Columbia to Transco Natural Gas Line
Nitrogen Generator

Attachment 1 to Schedule 2.2.1

1	48001	90001	103	103	01	D	25/00	0	200604
1	48001	90001	624	624	01	D	25/00	0	200701
1	48001	90001	103	103	01	D	25/00	0	200607
1	48001	90001	103	103	01	D	25/00	0	201008
1	48133	90133	103	103	01	D	25/00	0	200610

Attachment 1 to Schedule 2.2.1

1	48093	90093	103	103	0C	F	25/00	0	200907
1	48041	90044	103	103	0C	F	25/00	0	200604
1	48093	90093	600	600	0C	F	25/00	0	200611
1	48041	90043	103	103	0C	F	25/00	0	200401

Attachment 1 to Schedule 2.2.1

1	48021	90021	103	103	0C	F	25/00	0	200912
1	48101	90000	103	103	0C	F	25/00	0	200611
1	48041	90044	103	103	0C	F	25/00	0	200903
1	48101	90000	003	003	0C	F	25/00	0	200801
1	48041	90043	103	103	0C	F	25/00	0	200603
1	48101	90000	103	103	0C	F	25/00	0	200612
1	48041	90043	103	103	0C	F	25/00	0	200512
1	48093	90093	103	103	0C	F	25/00	0	200412
1	48041	90044	103	103	0C	F	25/00	0	200709
1	48041	90043	103	103	0C	F	25/00	0	200512
1	48041	90044	103	103	0C	F	25/00	0	200709
1	48101	90000	600	600	0C	F	25/00	0	200705
1	48041	90044	103	103	0C	F	25/00	0	200412

Attachment 1 to Schedule 2.2.1

20060322	2006	200603	593649301	C	03	N	10/00		10/00	0	2006	200607
20070101	2007	200701	593649301	C	03	N	10/00		10/00	0	2007	200707
20060715	2006	200607	593649301	T	03	D	10/00	1006	10/00	0	2006	200607
20100731	2010	201007	593649301	T	03	D	10/00	1010	10/00	0	2010	201007
20061013	2006	200610	593649301	C	03	N	10/00		10/00	0	2006	200607

Attachment 1 to Schedule 2.2.1

20090707	2009	200907	593649301	C	03	N	10/00	10/00	0	2009	200907
20060317	2006	200603	593649301	C	03	N	10/00	10/00	0	2006	200607
20061114	2006	200611	593649301	C	03	N	10/00	10/00	0	2006	200607
20040113	2004	200401	593649301	C	03	N	10/00	10/00	0	2004	200407

Attachment 1 to Schedule 2.2.1

20091130	2009	200911	593649301	C	03	N	10/00		10/00	0	2009	200907
20061115	2006	200611	593649301	C	03	N	10/00		10/00	0	2006	200607
20090225	2009	200902	593649301	C	03	N	10/00		10/00	0	2009	200907
20071221	2007	200712	593649301	C	01	N	39/00		39/00	0	2007	200712
20060222	2006	200602	593649301	C	03	N	10/00		10/00	0	2006	200607
20061130	2006	200611	593649301	C	03	N	10/00		10/00	0	2006	200607
20051215	2005	200512	593649301	C	03	N	10/00		10/00	0	2005	200507
20041215	2004	200412	593649301	C	03	N	10/00		10/00	0	2004	200407
20070915	2007	200709	593649301	C	03	N	10/00		10/00	0	2007	200707
20051215	2005	200512	593649301	C	03	N	10/00		10/00	0	2005	200507
20070827	2007	200708	593649301	C	03	N	10/00		10/00	0	2007	200707
20070425	2007	200704	593649301	T	03	D	10/00	1007	10/00	0	2007	200707
20041215	2004	200412	593649301	C	03	N	10/00		10/00	0	2004	200407

Attachment 1 to Schedule 2.2.1

A	13300	00242	W00020	REPAIR	.00	N	3,369,728	11,232	662,713	—	22,465	—
A	13300	00251	W00153	REPAIR	.00	N	541,138	1,804	90,190	—	3,608	—
A	13300	00245	W00108		.00	N	80,784	269	15,080	—	539	80,784
A	13300	00294	W00290		.00	N	56,600	189	1,321	—	377	56,600
A	13300	00248	W00067	REPAIR	.00	N	29,500	98	5,212	—	197	—

Attachment 1 to Schedule 2.2.1

A	13300	00000	W00176	TAX WD	.00	N	7,380,619	—	7,380,619	—	—	7,380,619
A	13300	00000	W00048	TAX WD	.00	N	5,253,480	—	5,253,480	—	—	5,253,480
A	13300	00000	W00069	REPAIR	.00	N	2,011,242	—	2,011,242	—	—	—
A	13300	00000		TAX WD	.00	U	646,562	—	646,562	—	—	889,023

Attachment 1 to Schedule 2.2.1

A	13300	00000	W00213	REPAIR	.00	N	456,833	—	456,833	—	—	—
A	13300	00000	W00046	REPAIR	.00	N	289,259	—	289,259	—	—	—
A	13300	00000	W00254	TAX WD	.00	N	146,266	—	146,266	—	—	146,266
B	00000	00000	W00200	REPAIR	.00	N	114,632	—	114,632	—	—	—
A	13300	00000	W00058	REPAIR	.00	N	98,006	—	98,008	—	—	—
A	13300	00000	W00141	TAX WD	.00	N	97,443	—	97,443	—	—	97,443
A	13300	00000	W00039	TAX WD	.00	N	96,299	—	96,299	—	—	96,299
A	13300	00000	W00019	TAX WD	.00	N	92,757	—	92,757	—	—	92,757
A	13300	00000	W00189	TAX WD	.00	N	63,423	—	63,423	—	—	63,423
A	13300	00000	W00032	REPAIR	.00	N	59,638	—	59,638	—	—	—
A	13300	00000	W00175	TAX WD	.00	N	49,158	—	49,158	—	—	49,158
A	13300	00000	W00190		.00	N	48,013	—	48,013	—	—	48,013
A	13300	00000	W00035	TAX WD	.00	N	42,403	—	42,403	—	—	42,403

Attachment 1 to Schedule 2.2.1

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
51,004	7,445	51,004	7,445	—	—	—	41,953	7,060	41,953	7,060	—	—
2,830	2,830	5,660	5,660	28,300	—	—	2,830	2,830	2,830	2,830	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—

Attachment 1 to Schedule 2.2.1

7,268,451	—	7,268,451	—	—	—	—	7,268,451	—	7,268,451	—	—	—
5,253,480	—	5,253,480	—	—	—	—	5,253,460	—	5,253,480	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
889,023	—	889,023	—	—	—	—	889,023	—	889,023	—	—	—

Attachment 1 to Schedule 2.2.1

—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
146,266	—	146,266	—	—	—	—	146,266	—	146,266	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
97,443	—	97,443	—	—	—	—	97,443	—	97,443	—	—	—
96,299	—	96,299	—	—	—	—	96,299	—	96,299	—	—	—
46,378	—	92,757	—	46,378	—	—	46,378	—	46,378	—	—	—
63,423	—	63,423	—	—	—	—	63,423	—	63,423		—	—
—	—	—	—	—	—	—	—	—	—	—	—	—
49,158	—	49,158	—	—	—	—	49,158	—	49,158	—	—	—
25,889	5,531	25,889	5,531	—	—	—	20,738	4,813	20,738	4,813	—	—
21,201	—	42,403	—	21,201	—	—	21,201	—	21,201	—	—	—

Attachment 1 to Schedule 2.2.1

—	—	—	—	—	wwtp
—	—	—	—	—	wwtp
—	—	—	—	—	wwtp
—	—	—	—	—	wwtp
—	—	—	—	—	wwtp

Attachment 1 to Schedule 2.2.1

—	—	—	—	—	Poho
—	—	—	—	—
—	—	—	—	—
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Attachment 1 to Schedule 2.2.1

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SCHEDULE 2.2.7

CONTRIBUTED ASSETS – MISCELLANEOUS ASSETS

Contracts

1. Services Agreement #CW32429 made as of April 1, 2010 by and between the Contributor and Veolia Water North America Operating Services, LLC (Full Assignment).

2. Sidetrack Agreement between the Contributor and Consolidated Rail Corporation dated March 24, 2005 (Full Assignment).

3. Tenant-in-Common Agreement made and entered into on June 29, 2011, with an effective date of July 1, 2011, by and between the Contributor and Sunoco Power Generation LLC (Full Assignment).

4. The materials and services contracts listed below:

Counterparty Name	Contract Number	Expiration Date	Consent Required	Partial or Full Assignment

A C SCHULTES, INC, FSC	CW38684	6/30/2013	No	Full

AIR COMPLIANCE CONSULTANTS, INC.	CW37226	1/3/2013	No	Partial

AZIMA SVCS SOUTH	CW28905	9/30/2011	No	Full

BAKER PETROLITE CORPORATION	CW38672	5/1/2014	No	Partial

BASIC CHEMICAL SOLUTIONS (Caustic Soda)	CW33545	5/1/2013	Yes	Partial

BASIC CHEMICAL SOLUTIONS (Sulfuric Acid)	CW2603	9/30/2011	No	Full

BENTLY NEVADA CORPORATION	CW28681	8/31/2011	Yes	Partial

DEANGELO BROTHERS, INCORPORATED	CW25382	10/1/2011	No	Full

2

DIXON ENVIRONMENTAL ASSOCIATES, INC.	CW26880	5/31/2012	No	Full

EISCO-NJ (On-going Vacuum Service)	CW11678	10/31/2011	No	Full

EISCO-NJ (Vacuum Power Wash Tank Cleaning)	PH14836	10/31/2011	No	Partial

EISCO-NJ (Tank #3 Cleaning)	CW38979	10/1/2011	No	Full

BRAND INSULATION SERVICES	EG10072	5/31/2012	No	Full

DEVON PROPERTY SERVICES, LLC	CW29849	1/1/2012	No	Full

ENVIRONMENTAL RESOURCE MANAGEMENT	CW3189	6/30/2011	No	Partial

FLO-BIN RENTALS, INC.	CW36074	11/24/2012	No	Partial

HULL & ASSOCIATES, INC.	CW21480	12/31/2011	No	Partial

KENNY ATLANTIC INDUSTRIAL SERVICES	CW18413	10/30/2011	No	Full

M DAVIS & SONS INC	CW22118	4/1/2012	No	Full

MOTOR TECHNOLOGY, INC.	CW24959	4/1/2012	No	Partial

NATIONAL BASIC SENSOR	CW17236	12/31/2011	No	Partial

PRAXAIR SERVICES INC.	CW5277	6/30/2011	Contract to be replaced by CW 39186. Consent not required. Assignment to be partial.

NORTH AMERICAN MACHINE WORKS	CW24380	2/1/2012	No	Partial

O’BRIEN & GERE ENGINEERS, INC.	CW27365	6/30/2012	No	Partial

3

PSC INDUSTRIAL OUTSOURCING, LP (Environmental Services)	CW16748	6/30/2011	No	Partial

PSC INDUSTRIAL OUTSOURCING, LP (Industrial Cleaning Services)	CW35623	5/1/2014	No	Partial

ROWSON ELECTRIC INC,	CW27572	7/31/2011	No	Full

ROUX ASSOCIATES, INC.	CW37725	12/31/2013	No	Partial

SAGE ENVIRONMENTAL	CW24357	6/30/2011	No	Partial

SEALTEC	NER11219	6/30/2011	No	Partial

SHAW ENVIRONMENTAL, INC.	CW24360	8/31/2011	No	Full

ST HUDSON ENGINEERS, INC.	CW30830	12/31/2012	No	Partial

VAL ASSOCIATES LABORATORY, INC.	CW30910	12/31/2012	No	Partial

THE ENERGY COMPANY INC.	CW37889	2/15/2012	No	Partial

WTC INC.	CW29957	12/2/2011	No	Full

WASTE MANAGEMENT OF NEW JERSEY	CW21521	11/30/2011	No	Full

XEROX	CW9893	12/12/2013	Yes	Partial

ZEROCHAOS	CW26417	04/30/2012	No	Partial

5. All software licenses of the Contributor that are required for the operation of the Contributed Assets (excluding those software licenses to which the Acquirer already has ownership or use rights), such agreements to be identified by the Parties promptly after the Closing.

4

SCHEDULE 2.3.2

EXCLUDED ASSETS – TANGIBLE ASSETS

1.	Ground water monitoring and recovery wells and their associated equipment.

2.	See Attachment 1 to Schedule 2.3.2 (list of excluded processing unit piping/lines).

5

SCHEDULE 2.3.3

EXCLUDED ASSETS – CLAIMS

Property tax refund appeals are active for all years 2004 to 2010 for the Refinery Complex and its on-site Cogeneration Plant. The Refinery Complex and Cogeneration Plant have property assessments based on imputed fair market values averaging $265 million in these years, and approximately $43 million total property taxes have been paid to date. The Refinery Complex and Cogeneration Plant purchase prices were $111 million and $3.2 million (plus inventory and miscellaneous items), respectively. Based primarily on purchase price, property taxes on the facilities would not exceed a combined $3.5 million per year in 2004 or 2005, and marginally higher in succeeding years. A pretrial conference has been tentatively for June of 2011, with the trial to follow in July. The Contributor has engaged a third-party appraiser to provide valuations of the assets for all of the years in dispute to support its litigation argument and work continues to support its discovery filings as the Contributor prepares for trial.

6

SCHEDULE 2.4.1

ASSUMED LIABILITIES – GUARANTEES

None.

7

SCHEDULE 3.1.2

AUTHORIZATION OF TRANSACTION – CONTRIBUTOR

1. Consent of Veolia Water North America Operating Services, LLC in connection with the assignment of the Services Agreement #CW32429 made as of April 1, 2010 by and between Sunoco, Inc. (R&M) and Veolia Water North America Operating Services, LLC.

2. Consent of Consolidated Rail Corporation in connection with the assignment of the Sidetrack Agreement between Sunoco, Inc. (R&M) and Consolidated Rail Corporation dated March 24, 2005.

3. Reference is made to those counterparties listed in Item 4 of Schedule 2.2.7 as requiring consent.

4. Notice to the South Jersey Port Corporation, the Subzone, advising of the transactions contemplated by this Agreement, including the change in ownership of the Subzone to Sunoco Partners Marketing & Terminals L.P. and Sunoco, Inc. (R&M)’s continuing operation of the Subzone as operator.

5. Filing with the EPA for modification of the CAA Consent Decree.

6. Notices of transfer to NJDEP in connection with:

(a)	The Wastewater Treatment Plant NPDES Permit #005401;

(b)	The Water Allocation Permit #2205P;

(c)	The Wastewater Treatment Plant Laboratory #08355

(d)	The Remediation Agreement between the Contributor and the NJDEP dated as of January 13, 2004 and encompassing ISRA Case Nos. E 84158, E 20030526 and E 20030521; and

(e)	The Air Pollution Control Operating Permit (Title V) #55781.

7. Notice of transfer to Delaware River Basin Commission for Docket D-86-15-3.

8

8. Filings with the FCC for consent to transfer the following FCC Radio Licenses:

Call Sign	Location	FRN	Radio Service Code	Expiration Date
KW4418	HANDHELD WITHIN DOCK AREA OF COASTAL EAGLE POINT REFINERY WESTVILLE GLOUSTER COUNTY NJ	6174510	MC	3/8/2011
KB70290	Fixed-Route 130 and I 295 Westville, NJ GLOUCESTER County	6174510	IG	7/3/2015
WNUA656	Fixed-US RT 130 S WESTVILLE, NJ GLOUCESTER County	6174510	IG	8/10/2015
KQ4073	Fixed-Route 130 and I 295 Westville, NJ GLOUCESTER County	6174510	IG	12/5/2020

9

SCHEDULE 3.2.2

AUTHORIZATION OF TRANSACTION – ACQUIRER

None.

10

SCHEDULE 4.1.2

LICENSES

1. NPDES Permit #005401

2. NJDEP Water Allocation Permit #2205P

3. Delaware River Basin Commission Docket D-86-15-3

4. NJDEP Non-Community Non-Transient (NCNT) Water System #0820301

5. NJDEP WWTP Laboratory #08355

6. Air Pollution Control Operating Permit (Title V) #55781

7. State of New Jersey Bureau of Boiler and Pressure Vessel Compliance Certificate of Inspection Registration Numbers:

NJ037016-07S – NB111 – Inspection Date 8/12/2010

NJ032476-07S – NB110 – Inspection Date 8/12/2010

NJ031809-07S – NB109 – Inspection Date 8/12/2010

NJ032994-07S – NB108 – Inspection Date 8/12/2010

8. FCC Radio Licenses

Call Sign	Location	FRN	Radio Service Code	Expiration Date
KW4418	HANDHELD WITHIN DOCK AREA OF COASTAL EAGLE POINT REFINERY WESTVILLE GLOUSTER COUNTY NJ	6174510	MC	3/8/2011
KB70290	Fixed-Route 130 and I 295 Westville, NJ GLOUCESTER County	6174510	IG	7/3/2015
WNUA656	Fixed-US RT 130 S WESTVILLE, NJ GLOUCESTER County	6174510	IG	8/10/2015
KQ4073	Fixed-Route 130 and I 295 Westville, NJ GLOUCESTER County	6174510	IG	12/5/2020

9. The software identified in Item 5 of Schedule 2.2.7.

11

SCHEDULE 4.1.4

ENVIRONMENTAL MATTERS

1. Draft ACO and Settlement agreement received on June 7, 2010 relating to alleged noncompliance with air regulations between July 2007 and December 2009.

2. Deviations and exceedances disclosed in reports filed pursuant to Air Pollution Control Operating Permit (Title V) #55781 and NJPDES Permit #005401.

3. Remediation Agreement between Contributor and the NJDEP dated as of January 13, 2004 and encompassing ISRA Case Nos. E 84158, E 20030526 and E 20030521.

4. CAA Consent Decree - United States of America & the State of New Jersey v. Eagle Point Oil Company, Civil Act. No. 03-4625 U.S. Dist. Ct. N.J. (2003)

12

SCHEDULE 4.1.5

LITIGATION

LawTrac No. 100011, Employee of Environmental Industrial Services Corporation, Andre Wells. Claimant alleges he has a personal injury claim arising out of an accident that occurred at the Refinery Complex on September 2, 2009. The alleged accident occurred at approximately 2:20 p.m. near Tank No. 6, North. Claimant further alleges he was leaving a job site at the Refinery Complex and was traveling down an access road to enter the main road when another vehicle ran into the rear of the vehicle operated by the Claimant. Siris Incident Report No. 88940 also sets forth information regarding the incident. Claimant is represented by Dennis E. Block from the Law Offices of Dennis E. Block, Esquire, P.C. On January 14, 2010, this claim matter was turned over to ESIS for further handling. ESIS has since denied Claimant’s claim and closed its file. The Contributor established a LawTrac matter for the incident in the event Claimant seeks to litigate this matter prior to the expiration of the statute of limitations. If no further activity occurs in this matter by September 2, 2011, the matter can be closed in LawTrac.

13

SCHEDULE 4.1.6

EMPLOYEE MATTERS

(A) & (B) None

(C) Contracts of Employment.

Certain Current Employees have signed employment agreements and confidentiality agreements and waivers of patent rights, copies of the forms of which have been provided to the Acquirer. Non-represented employees of the Contributor are covered under the terms of the Contributor’s Employee Resolution in Action Program, a copy of which has been provided to the Acquirer.

14

SCHEDULE 5.4.1

CURRENT EMPLOYEES

5.4.1 Current Employees

First	Last	Job Title	Service Dt	Base Sal	Status	Pay Status	Accrued But Unused Vacation

John	Austin	Fire & ER Supr	9/1/1988	93,856	F	A	184.0

Jeffrey	Bilger	Fire & ER Supr	9/1/1994	84,597	F	A	188.0

Robert	Etschman	Metals Mech Fully Qual (6+mos)	5/1/1985	71,365	F	A	280.0

Thomas	Hadfield	Instrument Fully Qual (6+ mos)	2/1/1995	71,365	F	A	152.0

Michael	Harverson	Fully Qualified Oper (3 yrs)	2/5/2007	71,365	F	A	80.0

Frederick	Hesser	Metals Mech Fully Qual (6+mos)	5/1/1994	71,365	F	A	172.0

Ronald	Holton	Head Operator	12/1/1998	79,269	F	A	160.0

Stephen	Hurff	Electrician Full Qual (6+ mos)	2/20/2001	71,365	F	A	160.0

Roland	O’Neal	Head Operator	7/1/1987	79,269	F	A	240.0

Douglas	Ries	Head Operator	5/1/1990	79,269	F	A	256.0

Thomas	Stratton	Fire & ER Supr	4/17/2006	81,653	F	A	132.0

15

SCHEDULE 5.4.5

CONTRIBUTOR BENEFIT PLANS

Retirement Plans:

Sunoco, Inc. Retirement Plan

Sunoco, Inc. Pension Restoration Plan

Sunoco, Inc. Capital Accumulation Plan

Sunoco, Inc. Savings Restoration Plan

Welfare Plans:

Sunoco, Inc. National Medical Program

Sunoco, Inc. Dental Assistance Plan

Sunoco, Inc. Health Care Reimbursement Plan

Sunoco, Inc. Cafeteria Plan

Sunoco, Inc. Dependent Care Reimbursement Plan

Sunoco, Inc. Disability Income Plan

Sunoco, Inc. Death Benefits Plan

Sunoco, Inc. Travel Accident Insurance Plan

Sunoco, Inc. Occupational Death Benefits Plan

Sunoco, Inc. Accidental Death & Disability Plan

Sunoco, Inc. Employee Assistance Plan

Sunoco, Inc. Optional Retirement Benefit Income Trust

Termination Plans:

Sunoco, Inc. Involuntary Termination Plan

Incentive Plans:

Sunoco, Inc. Annual Incentive Plan

Sunoco, Inc. Leadership Recognition Plan

Executive Plans:

Sunoco, Inc. Executive Retirement Plan

Sunoco, Inc. Executive Involuntary Severance Plan

Sunoco, Inc. Special Executive Severance Plan

Sunoco, Inc. Senior Executive Incentive Plan

Sunoco, Inc. Long-Term Performance Enhancement Plan II

Sunoco, Inc. Long-Term Performance Enhancement Plan III

Policies:

Paid Holidays (including Floating Holidays)

Paid Absence for Death in Family

Paid Absence for Jury Duty

Vacation

Civil Leaves of Absence

Family and Medical Leave

Military Leave

Educational Assistance for Employees

Flexible Schedule (9/80) Program

16

SCHEDULE 5.5

REFINERY SITE-WIDE LICENSES

1. NJPDES Permit #005401

2. Water Allocation Permit #2205P

3. Delaware River Basin Commission Docket D-86-15-3

4. Non-Community Non-Transient (NCNT) Water System #0820301

5. Air Pollution Control Operating Permit (Title V) #55781

6. CAA Consent Decree - United States of America & the State of New Jersey v. Eagle Point Oil Company, Civil Act. No. 03-4625 U.S. Dist. Ct. NJ. (2003).

17